UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
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Ritchie Bros. Auctioneers Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2018 PROXY STATEMENT

Notice of Annual & Special Meeting of Shareholders May 8, 2018

RITCHIE BROS.

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RITCHIE BROS. Auctioneers | IRON PLANET | Marketplace-e An IronPlanet solution | PRIVATE TREATY A Ritchie Bros. Solution | MASCUS

RBA LISTED NYSE | RBA LISTED ON TMX Toronto Stock Exchange

RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY, BURNABY, BRITISH COLUMBIA V5J 0C6

Dear Fellow Shareholders,

In 2017, we made significant strides against our strategic approach with the transformational acquisition of IronPlanet, a leading online heavy equipment auction company. The event-driven auction which has been Ritchie’s core business for nearly 60 years is now complemented by a full suite of online and marketplace solutions to meet our customers’ varied needs. Together with IronPlanet and our other selling channels, we’re now a technology-enabled Company armed with a portfolio of solutions that can be deployed across the customers’ spectrum of needs enabling us to now move upstream and further penetrate the massive global used equipment market.

We are delivering a new way forward — for our customers, shareholders and employees. By offering an integrated, multi-channel operating platform capable of creating powerful network effects, we will drive our global opportunity and elevate Ritchie Bros. to new heights.

Operationally, 2017 was a progressive yet challenging year. No one fully predicted the year’s events and the ensuing demand for infrastructure projects. The positive sentiment and the strength of the economy resulted in unprecedented demand for construction projects and record high equipment utilization rates across the U.S. and Canada resulting in a supply shortage of heavy equipment at our auctions. Our full year financial results are a reflection of the pronounced shortage of equipment supply in the market, as well as the higher than normal level of salesforce turnover we experienced in 2017 resulting from the uncertainty surrounding the regulatory approval of the IronPlanet acquisition. We did, however, make substantial progress last year on many fronts as we delivered strong cash flow, a solid resurgence in growth within our international business, completion of year-one integration milestones and exceeding synergy targets.

Looking ahead, we are excited about what’s on the horizon for Ritchie Bros. We believe we have tremendous opportunities in the coming years to drive growth. By leveraging technology and a multi-channel marketplace platform, we will accelerate penetration of the larger market opportunity beyond the live event-based auction space where we’ve traditionally excelled.

On May 8, 2018, Ritchie Bros. Auctioneers will host its Annual and Special Meeting of Shareholders in Vancouver. We invite all registered shareholders to attend the meeting, which will be held at its headquarters at 9500 Glenlyon Parkway, Burnaby B.C. 11:00 am Vancouver time. During the meeting, we will provide a brief review of our 2017 achievements and our growth strategy, conduct the official business of the meeting, and welcome questions from registered shareholders.

The attached Notice of Annual Shareholders Meeting and Proxy Statement contain details of the business to be conducted at the meeting. Whether or not you attend the meeting in person, it is important your shares be represented and voted. We encourage you to read the accompanying proxy statement as it contains important information about the meeting, who is eligible to vote, how to vote, the nominated directors, our governance practices and compensation of executives and directors.

On behalf of the Board of Directors and Company management, we thank you for your continued investment in Ritchie Bros. Auctioneers and look forward to serving you in the future.

Sincerely,

Beverley Briscoe Chair of the Board Ritchie Bros. Auctioneers Incorporated	Ravi Saligram Director and Chief Executive Officer Ritchie Bros. Auctioneers Incorporated

March 27, 2018

RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY, BURNABY, BRITISH COLUMBIA V5J 0C6

NOTICE OF ANNUAL AND
SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that an Annual and Special Meeting (the “Meeting”) of the shareholders of RITCHIE BROS. AUCTIONEERS INCORPORATED (the “Company”) will be held at 9500 Glenlyon Parkway, Burnaby, British Columbia, Canada, on May 8, 2018 at 11:00 a.m. (Vancouver, BC time), for the following purposes:

1.	to receive the financial statements of the Company for the financial year ended December 31, 2017 and the report of the auditors thereon;
2.	to elect the directors of the Company to hold office until their successors are elected at the next annual meeting of the Company;
3.	to appoint the auditors of the Company to hold office until the next annual meeting of the Company and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the auditors;
4.	to consider and, if deemed advisable, to approve, on an advisory basis, a non-binding advisory resolution accepting the Company’s approach to executive compensation, as more particularly described in the accompanying proxy statement;
5.	to consider and, if deemed advisable, to pass an ordinary resolution to ratify, confirm and approve the Company’s Amended and Restated Senior Executive Restricted Share Unit Plan (the “Amended and Restated Senior Executive RSU Plan”), approved and adopted by the Board of Directors in November 2017, including provisions permitting the Company to issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company under that plan, the full text of which resolution is set out in the accompanying proxy statement;
6.	to consider and, if deemed advisable, to pass an ordinary resolution to ratify, confirm and approve the Company’s Amended and Restated Employee Restricted Share Unit Plan (the “Amended and Restated Employee RSU Plan”), approved and adopted by the Board of Directors in November 2017, including provisions permitting the Company to issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company under that plan, the full text of which resolution is set out in the accompanying proxy statement; and
7.	to transact such other business as may properly be brought before the Meeting.

Further information regarding the matters to be considered at the Meeting is set out in the accompanying proxy statement.

The directors of the Company have fixed the close of business on March 20, 2018 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting. Only registered shareholders of the Company as of March 20, 2018 will be entitled to vote, in person or by proxy, at the Meeting.

Shareholders are requested to date, sign and return the accompanying form of proxy for use at the Meeting, whether or not they are able to attend personally. To be effective, forms of proxy must be received by

Computershare Trust Company of Canada, Attention: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting or any adjournment thereof. Shareholders may also vote on the internet by visiting the website included on the proxy form and following the online voting instructions.

All non-registered shareholders who receive these materials through a broker or other intermediary should complete and return the materials in accordance with the instructions provided to them by such broker or intermediary.

DATED at Vancouver, British Columbia, as of this 27th day of March, 2018.

By Order of the Board of Directors

Darren Watt
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2018

The Company’s Proxy Statement and Annual Report on Form 10-K for the year ended
December 31, 2017 are available at www.rbauction.com/investors.

RITCHIE BROS. AUCTIONEERS INCORPORATED

PROXY STATEMENT

i

ii

PROXY STATEMENT
FOR

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2018

The Annual and Special Meeting of Shareholders (the “Meeting”) of Ritchie Bros. Auctioneers Incorporated (the “Company”) will be held on May 8, 2018 at 9500 Glenlyon Parkway, Burnaby, British Columbia, Canada at 11:00 a.m. (Vancouver, BC time). We are providing the Notice of Annual and Special Meeting of Shareholders, this Proxy Statement and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for the Meeting. The Notice of Annual and Special Meeting of Shareholders, this Proxy Statement and the form of proxy will be first mailed to holders of the Company’s common shares on or about April 6, 2018.

You are invited to attend the Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” — in an account with a bank, broker, or other nominee — you should follow the procedures in the materials and request voting instructions provided by or on behalf of such broker, bank or other nominee and arrange to be appointed as a proxy holder.

You can vote your shares by completing and returning the proxy card, or, if you are a non-registered/beneficial holder, by following the instructions set forth in the voting instruction form provided by or on behalf of your broker, bank or other nominee.

Unless the context requires otherwise, references in this Proxy Statement to “we,” “us,” and “our” refer to Ritchie Bros. Auctioneers Incorporated. Dollar amounts are presented in U.S. dollars unless otherwise specified. Except as otherwise stated, the information herein is given as of March 21, 2018.

If you need directions to attend the meeting and vote in person, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider. For more complete information about these topics, please review our Annual Report on Form 10-K and the entire Proxy Statement.

Annual and Special Meeting of Shareholders

Time and Date:	May 8, 2018 at 11:00 a.m., Vancouver, BC time
Place:	9500 Glenlyon Parkway, Burnaby, British Columbia
Record Date:	March 20, 2018
Mailing Date:	On or about April 6, 2018

Voting Matters and Board Recommendations

Matter	Page	Board’s Recommendation
Election of nine directors	9	FOR each nominee
Appointment of Ernst & Young LLP as auditors of the Company until the next annual meeting	45	FOR
Advisory Vote to Approve Executive Compensation	47	FOR
Approval of the Company’s Amended and Restated Senior Executive RSU Plan	108	FOR
Approval of the Company’s Amended and Restated Employee RSU Plan	115	FOR

Corporate Governance Highlights

•	Increased overall business skills and functional experience on the board with the appointments of Mr. J. Kim Fennell and Ms. Amy Guggenheim Shenkan in July 2017.
•	Further aligned the interests of the directors with those of shareholders by amending the director equity ownership guidelines.
•	Effective January 1, 2018, non-executive directors will receive 50% of the annual Board retainer, including the annual fee paid to the Board Chair, in the form of Deferred Share Units (“DSUs”) regardless of the director’s current level of share ownership or whether the director has satisfied share ownership guidelines. In the past, a director could elect to receive a cash payment in lieu of DSUs if the share ownership guidelines had been met.

Executive Compensation Highlights

•	Amended the annual incentive plans to be simpler, easier to understand, and better aligned with our strategy and key financial results.
•	CEO compensation for base pay and short term incentive remained unchanged.
•	Added four digital peers to our Peer Group to account for the impact of the IronPlanet acquisition.
•	Changed the performance metric on the Long-term Incentive plan (“LTI”) to better reflect the change in the corporate structure of the Company after the IronPlanet acquisition.
•	Adjusted the Short-Term Incentive (“STI”) plan to add a new synergies component, kept the target and maximum performance levels as originally planned (while accounting for the addition of the IronPlanet forecast), and lowered the threshold performance requirement (for all but our CEO) to continue to motivate our employees to achieve significant results while adding the work and complexity of the integration.

Questions and Answers About the Meeting, Proxy Materials and Voting

Why am I receiving this Proxy Statement and proxy card?

The Company is providing the Notice of Annual and Special Meeting of Shareholders, this Proxy Statement and proxy card directly to shareholders who are shareholders of record at the close of business on March 20, 2018 and therefore are entitled to vote at the Meeting. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your shares.

When you submit your executed proxy card, you appoint the proxy holders nominated by management, Beverley A. Briscoe, Board Chair, or Ravi K. Saligram, Chief Executive Officer (the “CEO”) of the Company, with full power of substitution, to be your representatives at the Meeting. A shareholder has the right to appoint a person other than the nominees of management named in the enclosed instrument of proxy to represent the shareholder at the Meeting. To exercise this right, a shareholder should insert the name of its nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of the Company. As your representative(s), your proxy holder(s) will vote or withhold from voting the shares represented by the proxy at the Meeting (or any adjournments or postponements) in accordance with your instructions on any ballot that may be called. If you specify a choice in the proxy as to how your shares are to be voted with respect to any matter to be acted upon, the shares will be voted accordingly. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we recommend that you return your proxy card in advance of the Meeting.

The proxy in the accompanying form, when properly completed, delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders and any other matter which may properly come before the meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

Why does my name not appear as a shareholder of record?

Many, if not most, investors own their shares through a broker dealer or other nominee. Broker dealers frequently clear their transactions through other broker dealers, and may hold the actual certificates for shares in the name of securities depositories, such as Cede & Co. (operated by the Depository Trust Company) in the U.S. or CDS Clearing and Depository Services Inc. in Canada. In such a case, only the ultimate certificate holder appears on our records as a shareholder, even though that nominee may not have any economic interest in the shares that you actually own through your broker dealer. You should contact your broker dealer for more information about this process.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the non-registered/beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by or on behalf of that organization. The registered holder of the shares is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account by following the instructions on the voting instruction form that is provided by or on behalf of the intermediary. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not attend the Meeting and vote your shares in person at the Meeting unless you arrange with your broker, bank, or other nominee to be appointed as proxy holder.

Who is making this solicitation and who will pay the related costs?

This solicitation is made on behalf of the management of the Company. No director has given management notice that he or she intends to oppose any action intended to be taken by management at the Meeting. The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the Meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s common shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When is the record date?

The Board has fixed March 20, 2018, as the record date for the Meeting. Only holders of our common shares as of the close of business on that date will be entitled to vote at the Meeting.

How many shares are outstanding and how many votes can be cast by all shareholders?

A total of 107,465,017 common shares were outstanding as of March 20, 2018. Votes may be cast on each matter presented, consisting of one vote for each common share of the Company outstanding as of the record date.

Are there any shareholders that hold more than 10% of the shares that may be voted?

To the knowledge of the Company’s directors and executive officers, based on filings with Canadian securities regulators and the U.S. Securities and Exchange Commission (the “SEC”), no person beneficially owns, or controls or directs, directly or indirectly, common shares of the Company carrying more than 10% of the voting rights attached to all voting shares of the Company other than Baillie Gifford & Co., which reported beneficial ownership of 11,185,179 common shares as of December 31, 2017, representing 10.41% of the issued and outstanding common shares of the Company as of March 20, 2018.

What items of business will be voted on at the Meeting and how does the Board recommend I vote?

Shareholders will be being asked to vote on the following:

•	the election of nine directors for terms expiring in 2019;
•	an advisory vote on executive compensation;
•	the appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2018 and to authorize the Audit Committee of the Board to fix the remuneration to be paid to the auditors;
•	approval of our Amended and Restated Senior Executive RSU Plan that permits the Company to issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company under that plan;
•	approval of our Amended and Restated Employee RSU Plan that permits the Company to issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company under that plan; and
•	any other business that may properly come before the Meeting.

The Board recommends a vote FOR each nominee for director and FOR each of the proposals.

What are my voting rights if I hold common shares?

Each common share is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

How do I vote if I am a registered shareholder?

If you are a registered shareholder, you may vote your shares by promptly completing, signing and returning the enclosed proxy card in the enclosed envelope, by using the internet following the instructions on the form of proxy or by attending the Meeting in person and voting. Joint owners wishing to complete a proxy form must each sign the proxy card.

How do I vote if I am a non-registered/beneficial holder?

If you are a non-registered/beneficial holder, you should receive a voting instruction form from a broker dealer or other nominee that you may use to instruct such persons how to vote your shares. If you receive a voting instruction form, you may exercise voting rights in respect of those shares in accordance with the procedures provided by the broker dealer or other nominee, which may include voting by mail, telephonically by calling the telephone number shown on the voting form or via the internet at the website shown on the voting instruction form. If you are a non-registered/beneficial holder, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares in person at the Meeting unless you have obtained a proxy for those shares from the person or entity of record holding your shares. Should you require additional information regarding the Meeting, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

Can shareholders vote in person at the Meeting?

If you prefer, you may vote at the Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you need to arrange with your stockbroker or the registered owner to be appointed as proxy holder entitling you to vote at the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it likely means that you have multiple accounts with the Company’s transfer agent and/or with stockbrokers. Please vote or arrange for voting of all of the shares.

What if I share an address with another shareholder and we received only one copy of the proxy materials or what if I receive multiple copies?

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call (800) 542-1061 or write to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of this proxy statement and the annual report by written request to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

May I revoke my proxy or change my vote?

Yes. If you are a registered shareholder, you may revoke your proxy by:

•	signing another proxy with a later date and delivering it to Computershare Investor Services, Inc., 100 University Avenue, Toronto, Ontario, Canada, M5J 2Y1 (according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting;
•	attending the Meeting in person and registering with the scrutineer of the Meeting as a shareholder present in person and by signing and dating a written notice of revocation;
•	signing and dating a written notice of revocation and delivering it to the registered office of the Company, 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada, at any time up to and including the last business day preceding the day of the Meeting or to the Chair of the Meeting on the day of the Meeting; or
•	in any other manner provided by law.

In addition, if you are a registered shareholder and received a proxy and have voted using the internet following the instructions as described in the form of proxy, you may change your vote by following the procedures described in the form of proxy.

If you are not a registered shareholder, and wish to change your proxy nominee or your vote, you should consult your broker or nominee with respect to submitting new voting instructions. Intermediaries may set deadlines for the receipt of revocation notices that are farther in advance of the Meeting than those set out above and, accordingly, any such revocation should be completed well in advance of the deadline prescribed in the form of proxy or voting instruction form to ensure it is given effect at the Meeting.

How are abstentions and broker non-votes counted?

Shares held or represented by proxy by persons present at the Meeting in respect of which the holder or proxy holder does not vote, or abstains from voting, with respect to any proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement. “Broker non-vote” shares are those shares held in “street name” by brokers or nominees, who do not have discretionary authority to vote such shares as to a particular matter, which are held or represented by proxy by a person present at the meeting will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not be counted as votes in favor of such matter or, in the case of election of directors, as votes “withheld” with respect to such election, and also will not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the shares voting on the matter.

Under the rules of the New York Stock Exchange (“NYSE”), brokers or nominees are entitled to vote shares held for a beneficial owner on “routine” matters, such as the appointment of Ernst & Young LLP as our independent auditors, without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner of such shares, a nominee is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters. The election of our directors, the advisory vote on executive compensation and the approval of the Amended and Restated Senior Executive RSU Plan and the Amended and Restated Employee RSU Plan are considered non-routine matters. Accordingly, if you hold your shares in street name, it is critical that you arrange to exercise your voting right if you want it to count on all matters to be decided at the Meeting.

How many votes are needed to hold the meeting and approve the proposals and how does the Board recommend that I vote?

To conduct the Meeting, the Company must have a quorum, which means that two persons must be present in person, and each entitled to vote and holding or representing by proxy not less than 33% of the votes entitled to be cast at the Meeting. The table below shows the votes needed to approve each of the proposals, as further described in each of the proposals and the Board’s recommendation for voting on each proposal.

Proposals		Votes Required	Board Recommendation
1.	Election of nine nominees to serve as directors for a term of one year each	The nine nominees receiving the highest number of affirmative votes cast at the Meeting will be elected, unless WITHHOLD votes for any nominee are greater than FOR votes, in which case, such incumbent nominee will be required to promptly tender his or her resignation. WITHHOLD votes are not counted otherwise. See “Proposal One: Election of Directors — Questions and Answers about the Election of Directors — Might directors elected be required to resign?” on page 10 for more information on the majority voting policy.	FOR each nominee
2.	Appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2018 and to authorize the Audit Committee to fix the remuneration of the auditors	Majority of votes cast at the Meeting voting FOR the proposal. WITHHOLD votes are not counted.	FOR
3.	Annual Advisory Vote on Executive Compensation	Affirmative vote of the majority of votes cast at the Meeting. This is an advisory vote and, while not binding on us, our Board and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of this vote when making future decisions on executive compensation.	FOR
4.	Approval of the Amended and Restated Senior Executive RSU Plan	Affirmative vote of the majority of votes cast at the Meeting.	FOR
5.	Approval of the Amended and Restated Employee RSU Plan	Affirmative vote of the majority of votes cast at the Meeting.	FOR

Will my shares be voted if I do not sign and return my Proxy Card or Voting Instruction Form?

If your shares are registered in your name and you do not sign and return your proxy card, or attend and vote in person, your shares will not be voted at the Meeting. If your shares are held through an account with a brokerage firm, bank, dealer or other nominee, your brokerage firm or other nominee, under certain circumstances, may vote your shares.

How are votes counted?

If your instructions as to voting in any proxy card or voting instruction form are certain, your shares will be voted or withheld from voting in accordance with your instructions. If you do not specify a choice in the proxy card or voting instruction form as to any of the following matters, and one of the proxy holders recommended by management is appointed as proxy holder, your shares will be voted “FOR” each of the proposals as recommended by the Board as further described in each of the proposals.

Voting results will be tabulated and certified by a representative of Computershare Investor Services, Inc., scrutineer of the Meeting.

What happens if additional matters are presented at the Meeting?

Management of the Company is not aware of any amendments to or variations of any of the matters identified in the enclosed Notice of Annual and Special Meeting of Shareholders nor of any other business which may be brought before the Meeting. The proxy in the accompanying form, when properly completed and delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations of any of the matters identified in the accompanying Notice of Annual and Special Meeting and on any other matter that may properly be brought before the Meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

Where can I find the voting results of the Meeting?

The Company will publish the voting results of the Meeting in a Current Report on Form 8-K, which are required to be filed with the SEC at www.sec.gov within four business days after the date of the Meeting and on SEDAR at www.sedar.com.

How can I obtain additional information, including a copy of the Proxy Statement and the 2017 Annual Report on Form 10-K?

The Company will mail, without charge to any registered holder or beneficial owner of common shares, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including the consolidated financial statements, management’s discussion and analysis of financial condition and results of operations, schedules and list of exhibits, and any particular exhibit specifically requested, any interim financial statements of the Company and the relevant management’s discussion and analysis of financial condition and results of operations that have been filed with securities regulators for any period after the end of the Company’s most recently completed financial year and the Company’s proxy statement in respect of its most recent annual and special meeting of shareholders. Requests should be sent to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada. The Company may require payment of a reasonable charge for reproduction if a person that is not a registered shareholder or beneficial owner of common shares makes the request. This Proxy Statement, the Annual Report on Form 10-K and additional information relating to the Company are also available at www.rbauction.com/investors, on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2017 as contained in the Company’s Form 10-K.

Proposal One: Election of Directors

Questions and Answers about the Election of Directors

What is the current composition of the Board?

The Company’s Articles of Amalgamation require the Board to have at least three and no more than ten directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is composed of the following ten directors: Ravichandra (Ravi) K. Saligram, Beverley Briscoe, Robert G. Elton, J. Kim Fennell, Amy Guggenheim Shenkan, Erik Olsson, Eric Patel, Edward B. Pitoniak, Sarah Raiss and Christopher Zimmerman. Eric Patel is not standing for re-election at the Meeting. The Board has determined that the number of directors following the Meeting shall be nine, which is the number of directors to be elected at the Meeting.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors are elected for one-year terms to hold office until the next annual meeting of shareholders unless he or she sooner ceases to hold office.

Who can nominate individuals for election as directors?

Shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the Canada Business Corporations Act (the “CBCA”). The advance notice provisions require advance notice to the Company of nominations for persons for election to the Board in circumstances where nominations are made other than pursuant to a shareholder proposal made in accordance with the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. Shareholders should note that nominations for directors must be made in compliance with the procedures in the Company’s by-laws, which include requirements to notify the Company in writing in advance of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. Please see the information under “Shareholder Proposals and Director Nominations” on page 118.

The Company has not received any director nominations in connection with the Meeting.

Who is standing for election this year?

The following nine current Board members are being nominated by or at the direction of the Board, based on the recommendation of the Nominating and Corporate Governance Committee:

•	Ravi K. Saligram
•	Beverley Briscoe
•	Robert G. Elton
•	J. Kim Fennell
•	Amy Guggenheim Shenkan
•	Erik Olsson
•	Edward B. Pitoniak
•	Sarah Raiss
•	Christopher Zimmerman

Each of the nominees, except Mr. Saligram, qualifies as independent under applicable NYSE listings standards and Canadian securities laws and regulations and the rules of the Toronto Stock Exchange (the “TSX”). See “Corporate Governance — Independence of the Directors” on page 23 for a summary of how “independence” is determined. Additional information concerning the above nominees, including their ages, positions and offices held with the Company, and terms of office as directors, is set forth below under “Information Concerning the Nominees to the Board of Directors” on page 11.

What if a nominee is unable or unwilling to serve?

If any one or more of the nominees named in this Proxy Statement is unable to serve or for good cause will not serve, then the persons voting the accompanying proxy may in their discretion vote for a substitute. The persons named in the enclosed form of proxy intend to vote for the election of any such substitute nominee. Each of the nominees has agreed to serve, if elected, and the Board is not presently aware of any reason that would prevent any nominee from serving as a director if elected.

How are nominees elected?

In the election of directors, you may vote “FOR” each or any of the nominees, or you may “WITHOLD” from voting for each or any of the nominees. The nine nominees receiving the highest number of votes “FOR” cast in person or by proxy at the Meeting will be elected as directors.

Might directors elected be required to resign?

Yes. The Board has adopted a majority voting policy that will apply to any uncontested election of directors. Pursuant to this policy, any nominee for director who receives a greater number of votes marked “WITHHOLD” than votes “FOR” such election will promptly tender his or her resignation to the Board Chair following the Meeting. The Board’s Nominating and Corporate Governance Committee will consider the offer of resignation and make a recommendation to the Board whether to accept it.

In making its recommendation with respect to a director’s resignation, the Nominating and Corporate Governance Committee will consider, in the best interests of the Company, the action to be taken with respect to such offered resignation. The recommended action may include (i) accepting the resignation; (ii) recommending that the director continue on the Board but addressing what the Nominating and Corporate Governance Committee believes to be the underlying reasons why shareholders “withheld” votes for election from such director; or (iii) rejecting the resignation.

The Nominating and Corporate Governance Committee would be expected to recommend that the Board accept the resignation except in extenuating circumstances. The Board will consider the Nominating and Corporate Governance Committee’s recommendation within 90 days following the Company’s annual meeting, and in considering such recommendation, the Board will consider the factors taken into account by the Nominating and Corporate Governance Committee and such additional information and factors that the Board considers to be relevant. The Board will promptly disclose its decision by a press release, such press release to include the reasons for rejecting the resignation, if applicable. A director who tenders his or her resignation pursuant to the majority voting policy will not be permitted to participate in any meeting of the Board or the Nominating and Corporate Governance Committee at which the resignation is considered. If the resignation is accepted, subject to applicable law, the Board may leave the resultant vacancy unfilled until the next annual general meeting, fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the shareholders, or call a special meeting of shareholders at which there will be presented one or more nominees to fill any vacancy or vacancies.

May additional directors be appointed by the Board between annual general meetings?

The Articles of Amalgamation of the Company provide that the Board has the power to increase the number of directors at any time between annual meetings of shareholders and appoint one or more additional directors, provided that the total number of directors so appointed shall not exceed one-third of the number of directors elected at the previous annual meeting.

Information Concerning the Nominees to the Board of Directors

The following section provides information with respect to the nominees to our Board. Directors are to be elected for a one-year term expiring at our next annual meeting unless he or she sooner ceases to hold office (if the director dies or resigns, is removed by resolution of the shareholders or becomes disqualified from being a director under the CBCA).

The Board and the Nominating and Corporate Governance Committee believe that each director nominee brings a strong set of attributes and qualifications and that together these director nominees would create an effective and well-functioning Board that will continue to serve the Company and our shareholders well. Included in each director nominee’s biography below is a summary describing the key attributes and qualifications of the nominees upon which the decisions to nominate were made. Information below regarding shares owned, controlled or directed, DSUs issued under the Company’s Non-Executive Director Deferred Share Unit Plan, restricted share units (“RSUs”) granted under the Company’s RSU plans and performance share units (“PSUs”) under the Company’s PSU plans is given as of March 21, 2018.

BEVERLEY ANNE BRISCOE
Residence: Vancouver, B.C., Canada
Age: 63
Independent
Director since: October 29, 2004

Shares owned, controlled or directed: 22,288
DSUs held: 28,817
Committees Member of the Nominating and Corporate Governance Committee
Voting results 2017 Votes For: 88,869,597 Percentage: 99.63%

Key attributes and qualifications

Ms. Briscoe has strong financial and leadership skills, having been in the industrial and transportation sector for over 15 years and in a number of financial roles prior thereto. Ms. Briscoe’s service on the boards of a number of other institutions enables her to bring to the Board experience and knowledge of governance and financial matters from a number of perspectives.

Ms. Briscoe was appointed Board Chair effective June 30, 2014 and has been a director of the Company since 2004. Ms. Briscoe’s previous employment includes: from 2004 to present she worked as a management consultant and corporate director; from 1997 to 2004 she was President and owner of Hiway Refrigeration Limited, a British Columbia-based company specializing in selling and servicing transportation refrigeration equipment used in the trucking and shipping industries; from 1994 to 1997 she was Vice President and General Manager of Wajax

Industries Limited, a heavy equipment dealer; from 1989 to 1994 she was Chief Financial Officer for the Rivtow Group of Companies, a marine transportation and industrial equipment conglomerate; from 1983 to 1989 she held CFO positions with several operating divisions of The Jim Pattison Group, a diversified holding company; and from 1977 to 1983 she worked as an auditor with a predecessor firm of PricewaterhouseCoopers. She is the past Chair of the Industry Training Authority for British Columbia, past Chair of the BC Forest Safety Council and past Chair of the Audit Committee for the Office of the Superintendent of Financial Institutions. She currently is Lead Director and Audit Committee Chair of Goldcorp Inc. Ms. Briscoe is a Fellow of the Institute of Chartered Accountants, has a Bachelor of Commerce degree from the University of British Columbia, and is also a Fellow of the Institute of Corporate

Directors. In 2016, Ms. Briscoe was recognized for her contributions and leadership in corporate governance and named to the 2016 National Association of Corporate Directors “Directorship 100”, which honors the most influential boardroom leaders each year.

Other directorships

Goldcorp Inc. (TSX: “G”; NYSE: “GG” — a public gold and precious metal company) —  Lead Director; Chair of the Audit Committee and member of the Nominating and Corporate Governance Committee.

RAVICHANDRA K. SALIGRAM
Residence: Vancouver, B.C., Canada
Age: 61
Not Independent
Director since: July 7, 2014

Shares owned, controlled or directed: 98,291
PSUs held: 194,612
Committees None
Voting results 2017 Votes For: 89,099,885 Percentage: 99.89%

Key attributes and qualifications

Mr. Saligram’s tenure as CEO, President and a member of the board of directors for OfficeMax Incorporated provides valuable business, leadership and management experience, including expertise in the omnichannel provision of products, services and solutions. Mr. Saligram’s past and current experience as a director on other public boards provides a broad perspective on matters facing public companies and governance matters.

Mr. Saligram was appointed CEO and a director in July 2014. Prior to joining the Company, Mr. Saligram was CEO, President and a member of the board of directors of OfficeMax Incorporated (2010-2013), an omnichannel provider of workplace products, services and solutions. From 2003 through November 2010, Mr. Saligram served in executive management positions with ARAMARK Corporation, a global food services company, including President of ARAMARK International and Chief Globalization

Officer and Executive Vice President of ARAMARK Corporation. From 1994 through 2002, Mr. Saligram served in various capacities for the InterContinental Hotels Group, a global hospitality company, including President of Brands and Franchise for North America; Chief Marketing Officer and Managing Director, Global Strategy; President, International; and President, Asia Pacific. Earlier in his career, Mr. Saligram held various general and brand management roles at S.C. Johnson & Son, Inc. in the United States and overseas. Mr. Saligram earned an MBA from the University of Michigan, Ann Arbor, and an electrical engineering degree from Bangalore University, India.

Other directorships

Church & Dwight Co., Inc. (NYSE: “CHD” — a public consumer products company) — Director and member of the Governance and Nominating Committee.

ROBERT GEORGE ELTON
Residence: Vancouver, B.C., Canada
Age: 66
Independent
Director since: April 30, 2012

Shares owned, controlled or directed: nil
DSUs held: 14,758
Committees Chair of the Audit Committee Member of the Compensation Committee
Voting results 2017 Votes for: 87,858,829 Percentage: 98.50%

Key attributes and qualifications

Mr. Elton’s experience in senior executive positions during the course of the past 15 years brings strong leadership and management skills to the Company. Mr. Elton’s tenure in academia, currently as an adjunct professor at the University of British Columbia’s Sauder School of Business, enables him to bring to the Board knowledge of business from a current and alternative perspective.

Mr. Elton held executive roles at Vancouver City Savings Credit Union from 2013 to 2017, including Chief Financial Officer and Chief Risk Officer. Mr. Elton has also served as a corporate director at the University of British Columbia’s Sauder School of Business. Mr. Elton was President and Chief Executive Officer of BC Hydro, a government-owned electric utility, from 2003 to 2009. Prior to this he was Executive Vice President Finance and Chief Financial Officer of BC Hydro (2002 — 2003),

Powerex (2001 — 2002), a subsidiary of BC Hydro, and Eldorado Gold Corporation (1996 — 2001) (TSX: “ELD”; NYSE “EGO”; ASX: “EAU”). Mr. Elton spent over 20 years with PriceWaterhouseCoopers and predecessor firms, becoming partner in 1987 before leaving the firm in 1996. He is a Fellow of the Institute of Chartered Accountants in British Columbia and has a Master of Arts degree from Cambridge University, U.K.

Other directorships

Corix Utilities (a private utility infrastructure company) — Director, Chair of the Audit Committee

Past directorships

bcIMC (a private investment management company) — Director

J. KIM FENNELL
Residence: Los Gatos, CA USA
Age: 61
Independent
Director since: June 1, 2017

Shares owned, controlled or directed: nil
DSUs held: 1,176
Committees Member of the Compensation Committee
Voting results 2017 Votes for: n/a Percentage: n/a

Key attributes and qualifications

Mr. Fennell is a Silicon Valley veteran with over 30 years’ management experience in the high-tech industry across a variety of market sectors. He has proven leadership managing organizations from 40-person startups to 3,000-person corporate business units and broad experience with early stage “disruption” technology solutions and business models. Mr. Fennell is currently Head of Global Technology Partnerships and US/Canada Business Development at Uber Technologies, Inc., the leading mobile application-based car hailing and food & freight delivery network that connects customers with independent drivers. Prior to July of 2017, Mr. Fennell served as Head of Location-Based Services Partnerships at Uber. Mr. Fennell had been President and CEO of deCarta, Inc., a location-based services platform company from 2004 until its acquisition by Uber in 2015. Prior to deCarta, he held CEO positions at Pinnacle Systems (NASDAQ:PCLE) and StorageWay Inc. and other senior positions in the technology sector. He was an early executive at Octel Communications, a global leader of voice technologies, opening and managing subsidiaries in Canada, Europe and then Asia before running Octel shortly after its acquisition by Lucent in 1997. Mr. Fennell holds a B.A. (Honours) from Queen’s University. He is a Charter Member of the C100 association, a group that mentors Canadian-based entrepreneurs and start-ups, and is on the board of the Silicon Valley Leadership Group Foundation.

Other directorships

Silicon Valley Leadership Group Foundation — Director

Where is My Transport (private UK-based startup) — Director

Past directorships

deCarta, Inc. — Director

Pinnacle Systems (NASDAQ:PCLE) — Director

StorageWay Inc. — Director

AMY GUGGENHEIM SHENKAN
Residence: San Francisco, CA USA
Age: 53
Independent
Director since: June 1, 2017

Shares owned, controlled or directed: nil
DSUs held: 1,176
Committees Member of the Audit Committee
Voting results 2017 Votes For: n/a Percentage: n/a

Key attributes and qualifications

Amy Guggenheim Shenkan was appointed to the Ritchie Bros. Board in 2017. She currently serves on the Company’s Audit Committee. Ms. Shenkan has also served on the boards of E.L.F. Cosmetics (formerly a Texas Pacific Group company), and vRide (acquired by Enterprise Holdings). Ms. Shenkan has a 30-year track record of leadership within innovative, high growth technology and consumer facing companies. She is known for her deep digital and business transformation expertise, leading major post-merger integrations, setting strategy, leveraging content as a strategic asset, and testing and evolving new business models for large enterprises undergoing disruption. Ms. Shenkan was President and Chief Operating Officer of Common Sense Media from 2011 to January 2018, the leading national not for profit organization dedicated to helping kids, families and educators successfully navigate the media and technology world, and currently serves as an advisor. Prior to joining Common Sense Media in 2011, Ms. Shenkan was an online and multichannel sales and marketing expert with McKinsey & Company, Inc., advising global businesses across many industries about the use of the internet to drive digital transformations. Ms. Shenkan also held leadership roles at Travelocity (formerly Preview Travel) and Wells Fargo as these companies transformed their companies and their industries by leveraging technology. She holds a B.A. from the University of Michigan and an M.B.A. from Harvard Business School.

Past directorships

E.L.F. Cosmetics (cosmetic company and formerly a Texas Pacific Group company) —  Director

vRide (ride sharing platform acquired by Enterprise Holdings) — Director

ERIK OLSSON
Residence: Scottsdale, AZ, USA
Age: 55
Independent
Director since: June 1, 2013

Shares owned, controlled or directed: nil
DSUs held: 11,515
Committees Member of the Compensation Committee
Voting results 2017 Votes For: 79,714,328 Percentage: 89.37%

Key attributes and qualifications

Mr. Olsson’s experience in senior leadership positions, as well as his knowledge of the equipment industry in general, provides important insight to our Board on the Company’s strategic planning and operations. Further, his experience as a member of another public company board provides him with an enhanced perspective on issues applicable to public companies.

Mr. Olsson has served as President, Chief Executive Officer and a Director of Mobile Mini, Inc., the world’s leading provider of portable storage solutions, since 2013. Mr. Olsson had previously been President, Chief Executive Officer, and a Director of RSC Holdings, Inc., a premier provider of rental equipment in North America, from 2006 until its acquisition by United Rentals, Inc. in April 2012. Prior to that he served as Chief Financial Officer and Chief Operating Officer of RSC Holdings, Inc. In addition, he held various senior positions in the United States, Brazil, and Sweden in his 13 years with industrial group Atlas Copco AB, a mining equipment maker. Mr. Olsson holds a degree in Business Administration and Economics from the University of Gothenburg.

Other directorships

Mobile Mini, Inc. (NASDAQ:GS: “MINI” — self storage company) — Director

Dometic Group AB, a global industrial provider of solutions for mobile living — Director

EDWARD BALTAZAR PITONIAK
Residence: Exeter, RI, USA
Age: 62
Independent
Director since: July 28, 2006

Shares owned, controlled or directed: 7,121
DSUs held: 15,744
Committees Chair of Nominating and Corporate Governance Committee Member of the Audit Committee
Voting results 2017 Votes For: 88,490,888 Percentage: 99.12%

Key attributes and qualifications

With more than 10 years’ experience in senior leadership positions at several public companies, Mr. Pitoniak has valuable business, leadership and management experience. The Company benefits from Mr. Pitoniak’s strong operational experience, as well as his experience on the board of another public entity.

Mr. Pitoniak has served as Chief Executive Officer of VICI Properties Inc., one of the largest owners of gaming, hospitality and entertainment destinations in the U.S. since October 2017. Prior to this, Mr. Pitoniak served as Vice Chairman of Realterm, a private equity real estate manager based in Annapolis, Maryland, invested in logistics real estate from December 2015 to July 2017. From 2014 to 2015, Mr. Pitoniak served as Managing Director, Acting CEO and Trustee of InnVest, a real estate investment trust holding a large portfolio of hotels in Canada, and then, in 2015, relinquished his management role and became Chairman of InnVest. From 2012 until 2015 served as a director of Regal Lifestyle Communities. Mr. Pitoniak retired in 2009 from the position of President and Chief Executive Officer and Director of bcIMC Hospitality Group, a hotel property and brand ownership entity

(formerly a public income trust called Canadian Hotel Income Properties Real Estate Investment Trust (“CHIP”) — TSX: “HOT.un”), where he was employed since January 2004. Mr. Pitoniak was also a member of CHIP’s Board of Trustees before it went private. Prior to joining CHIP, Mr. Pitoniak was a Senior Vice-President at Intrawest Corporation (TSX: “ITW”; NYSE “IDR”), a ski and golf resort operator and developer, for nearly eight years. Before Intrawest, Mr. Pitoniak spent nine years with Times Mirror Magazines, where he served as editor-in-chief of Ski Magazine. Mr. Pitoniak has a Bachelor of Arts degree from Amherst College.

Other directorships

VICI Properties Inc. (NYSE:VICI) — Director

Past directorships

InnVest — Chairman

Regal Lifestyle Communities — Director

bcIMC Hospitality Group formerly (“CHIP”) —  TSX: “HOT.un”) — Director

SARAH RAISS
Residence: Calgary, Alberta, Canada
Age: 60
Independent
Director since: July 1, 2016

Shares owned, controlled or directed: nil
DSUs held: 3,400
Committees Member of the Compensation Committee
Voting results 2017 Votes for: 89,140,425 Percentage: 99.93%

Key attributes and qualifications

Ms. Raiss brings 35 years of experience encompassing various board positions and executive and management positions in engineering, operations, strategy, merger and acquisition integration, governance, human resources, information technology, and marketing. She has business experience in Canada, the United States and abroad.

Ms. Raiss retired in August 2011 as Executive Vice-President of Corporate Services, TransCanada Corporation, one of North America’s leading energy infrastructure companies with operations in natural gas, oil and power industries, where she was responsible for human resources, information systems, aviation, building and office services, real estate, organizational excellence, communications, branding, health and wellness, and other administrative functions. She was also responsible for government and community relations, and community investment as Executive Vice President of Human Resources and Public Sector Relations until taking on the greater Corporate Services role.

Since her retirement, Ms. Raiss’s principal occupation has been serving as a corporate director, and she has served on a number of other corporate boards noted below. Ms. Raiss was named a 2015 National Association of Corporate Directors Directorship 100, recognizing the most influential people in governance, 50 of which are corporate directors.

Ms. Raiss has a BS in Applied Mathematics and an MBA, both from the University of Michigan.

Other directorships

The Loblaw Companies, Ltd. (TSX: “L” — a public food retailer) — Director and member of the Corporate Governance Committee and the Pension Committee

The Vermilion Energy, Inc. (TSX: “VET”; NYSE: “VET”; — a public oil and gas producer) —  Director and member of the Governance and Human Resource Committee and the Health, Safety and Environment Committee*

The Commercial Metals Company (NYSE: “CMC” — a public metal manufacturer and recycler) — Director, Chair of the Compensation Committee and member of the Nominations and Governance Committee; former member of the Audit Committee

Past directorships

Canadian Oil Sands, Ltd. (TSX: “COS” — a public oil investment company) — (2012 — 2016) Director and Chair of the Corporate Governance and Compensation Committees and member of the Audit Committee

Shoppers Drug Mart Corporation (TSX: “SC” —  a provider of pharmacy products and services) — (2009 — 2014) Director

* Ms. Raiss has indicated that she will be stepping down as a director of The Vermilion Energy, Inc. effective April 26, 2018 and will not be standing for re-election to Vermilion’s board of directors.

CHRISTOPHER ZIMMERMAN
Residence: Manhattan Beach, CA, USA
Age: 58
Independent
Director since: April 11, 2008

Shares owned, controlled or directed: 6,856
DSUs held: 15,774
Committees Member of the Nominating and Corporate Governance Committee
Voting results 2017 Votes for: 89,099,867 Percentage: 99.89%

Key attributes and qualifications

Mr. Zimmerman brings over 30 years of business, operating and leadership experience to the Board. The Company benefits from Mr. Zimmerman’s strong operational and international expertise from his experience as a chief executive officer of several organizations throughout the course of the past ten years.

Mr. Zimmerman has served as President and CEO of business operations for the St. Louis Blues, a professional hockey team, since 2014. Prior to this, he was President of Easton Sports, a designer, developer and marketer of sports equipment and accessories from 2010 to 2013. Prior to joining Easton Sports, Mr. Zimmerman was President and Chief Executive Officer of

Canucks Sports and Entertainment, a sports entertainment company in Vancouver, B.C, from 2006 until 2009. Before joining Canucks Sports and Entertainment, Mr. Zimmerman was the President and Chief Executive Officer of Nike Bauer Inc., a hockey equipment company. Prior to this appointment in March 2003, Mr. Zimmerman was General Manager of Nike Golf USA. He joined Nike Golf in 1998 after spending 16 years in a variety of senior advertising positions, including USA Advertising Director for the Nike Brand and Senior Vice President at Saatchi and Saatchi Advertising in New York. Mr. Zimmerman has an MBA from Babson College.

In addition to the information presented above regarding common shares beneficially owned, controlled or directed, Mr. Saligram, the CEO of the Company, is the only director that holds stock options. None of the Company’s non-executive directors have been granted stock options since their appointment. The Company ceased granting stock options to non-executive directors in 2004, and the Company’s Policy Regarding the Granting of Equity-Based Compensation Awards (the “Stock Option Policy”) precludes any such issuance.

Recommendation of the Board

The Board recommends a vote “FOR” each of the nominees.

Information Concerning Our Executive Officers

The following table sets forth certain information with respect to our current executive officers, other than Mr. Saligram, whose information may be found under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors” on page 11.

SHARON DRISCOLL

Chief Financial Officer

Age: 56

Sharon Driscoll joined Ritchie Bros. in July 2015 as Chief Financial Officer, following 17 years of senior executive experience at companies such as Rexall Pharmacies Canada (Katz Group Canada), Sears Canada Inc. and Loblaw Companies Limited. Most recently, Ms. Driscoll was Executive Vice President and CFO at Katz Group Canada Ltd., where she led financial operations, including capital allocation, financing strategies, treasury operations, regulatory compliance, risk management and financial talent development, from 2013 to 2015. Prior to Katz Group, Ms. Driscoll was Senior Vice President and CFO of Sears Canada Inc., one of Canada’s largest retailers, from 2008 to 2013.

Ms. Driscoll is a Chartered Professional Accountant and has a Bachelor of Commerce (Honours) degree from Queen’s University. Ms. Driscoll also serves as a Director of Empire Company Limited (TSX: EMP.A).

JEFF JETER

President, Sales U.S.

Age: 59

Jeff Jeter joined the Company in 2017 upon completion of the acquisition of IronPlanet. Mr. Jeter leads Ritchie Bros U.S. sales organization with a team of regionally based territory managers as well strategic account managers focused on targeted industry verticals. Mr. Jeter joined IronPlanet in 2007 as Senior Vice President, International and New Business and most recently served as IronPlanet’s President, leading the U.S. and international sales teams. During Mr. Jeter’s tenure at IronPlanet he also managed the marketing organization and helped the business drive new business initiatives including identifying strategic opportunities and delivering new market launch plans. Prior to joining IronPlanet in 2007, he served as Senior Principal at PRTM Management Consultants where he helped lead PRTM’s customer experience consulting for Fortune 1000 companies. Prior to joining PRTM, Mr. Jeter was Senior Vice President of Marketing for Manugistics Group, Inc. from 1999 to 2004 where he executed global marketing strategies as well as industry vertical go-to-market plans and sales operations initiatives. Mr. Jeter has over 30 years of experience in sales, marketing, and international business, including two international assignments for Iomega, a wholly owned subsidiary of EMC Corporation and leader in innovative storage and network security solutions for small businesses, home offices and consumers.

Mr. Jeter holds a B.A. from Wake Forest University and an M.B.A. from Mercer University.

KARL WERNER

President, International

Age: 53

Karl Werner joined the Company in 1996 as Territory Manager for the Olympic Peninsula and Alaska. In 1999 he was appointed to Regional Manager for the Northwest US and in 2004 transferred to the Company’s corporate head office as Senior Manager, Strategic Projects. In 2005 he was appointed to Divisional Manager, Auction Operations. In 2008 he was appointed to VP of Auction Operations until October 2013, when he became Chief Auction Operations Officer. In 2014, he took on the additional responsibilities of Managing Director for the Middle East, Africa and India. Mr. Werner was appointed to his current position of President, International in January 2017, where he oversees sales and business operations in Europe, the Middle East, Africa and India, Latin America, Australia and Asia.

Mr. Werner came to the Company after 10 years of operating a heavy-haul transport company. He has a strong background in real estate development and operations management. Mr. Werner sits on advisory boards for various strategic partners.

MARIANNE MARCK

Chief Information Technology Officer

Age: 58

Marianne Marck joined the Company as Chief Information Technology Officer in 2016. Prior to joining the Company, Ms. Marck was Senior Vice President, Retail and Digital Technology at Starbucks Coffee Company from 2011 to 2016. Ms. Marck has over 15 years of executive experience relating to technology and digital platforms working with companies such as Blue Nile Inc., the Walt Disney Internet Group, and CNET Networks.

Ms. Marck has a B.A., Mathematics from Mills College in Oakland, CA.

TODD WOHLER

Chief Human Resources Officer

Age: 59

Todd Wohler joined the Company as Chief Human Resources Officer in January 2015, bringing over 20 years of experience across multiple regions and industries. Over the course of his career Mr. Wohler has been instrumental in building global teams and organizations that have excellent track records of success. He has developed and implemented transformational HR strategies and recruited hundreds of executives and leaders for organizations across the globe in multiple industries. Prior to joining the Company, Mr. Wohler served as Chief Human Resources Officer at Quintiles Transnational from 2011 to 2012 as Senior Vice President of Human Resources at ARAMARK for ARAMARK’s international business from 2004 to 2011 and as Senior Vice President of Human Resources at United Water from 2001 to 2004. Mr. Wohler began his career at Schlumberger, a global oil and gas technology company, where he began as a field engineer and worked in many different branches of the company in the US, Paris, and London during his 20-year tenure.

Mr. Wohler has a Bachelor of Science degree in Mechanical Engineering from Virginia Polytechnic Institute and State University and a Master of Business Administration from Tulane University.

DOUG FEICK

SVP, Corporate Development and Integration Optimization

Age: 53

Doug Feick joined the Company in June 2017 upon completion of the acquisition of IronPlanet. Mr. Feick leads mergers, acquisitions and strategic development for Ritchie Bros. and also is driving the integration of IronPlanet with the Company. From 2011 until the acquisition of IronPlanet, Mr. Feick served as SVP, Corporate Development and Chief Legal Officer for IronPlanet. From 2002 to 2010, Mr. Feick served as Executive Vice President, Business Affairs and General Counsel at ChoiceStream, Inc. where he managed all legal matters and was responsible for business and corporate development activities, including strategic partner negotiations and deal structuring. Prior to ChoiceStream, he was Vice President, Corporate Development and Associate General Counsel, International at Yahoo!, Inc. where he first started and ran Yahoo!’s international legal group and then co-ran Yahoo!’s domestic and international corporate development activities. Mr. Feick has over 25 years of legal and business experience.

Mr. Feick graduated with a B.S. in Business Administration from Miami University and a J.D. from the University of Southern California School of Law. Mr. Feick is a member of the State Bar of California.

DARREN WATT

SVP, General Counsel & Corporate Secretary

Age: 46

Darren Watt joined the Company in 2004 as in-house legal counsel. In 2012, Mr. Watt was promoted to Vice President Legal Affairs, and in 2013 was appointed General Counsel and Corporate Secretary, and also assumed the role of VP Corporate Development until the appointment of Mr. Saligram and the subsequent establishment of a distinct corporate development team in 2015, at which point Mr. Watt resumed his focus on legal matters. Mr. Watt was promoted to Senior Vice President and General Counsel in 2016. Prior to joining the Company Mr. Watt practiced with McCarthy Tétrault LLP from 1998 to 2004 as an Associate lawyer in the area of Corporate Finance & Securities.

Mr. Watt is a member of the Law Society of British Columbia and holds a Law Degree from the University of British Columbia, as well as an Honours Bachelor of Arts degree (International Relations) from the University of Toronto.

Corporate Governance

Overview

The Board and the Company believe that excellent corporate practices are essential for the effective and prudent operation of the Company and for enhancing shareholder value. The Board’s Nominating and Corporate Governance Committee is responsible for reviewing and, if deemed necessary, recommending changes to the Company’s corporate governance practices.

Structure and Members of the Board

The Company’s Articles of Amalgamation require the Board to have at least three and no more than ten directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is comprised of the following ten directors:

•	Ravi K. Saligram
•	Beverley Briscoe
•	Robert G. Elton
•	J. Kim Fennell
•	Amy Guggenheim Shenkan
•	Erik Olsson
•	Eric Patel
•	Edward B. Pitoniak
•	Sarah Raiss
•	Christopher Zimmerman

Independence of the Directors

The Board is comprised of a majority of independent directors as defined under the applicable rules of the NYSE and National Instruments 58-101 (“NI 58-101”) and 52-110 (“NI 52-110”) adopted by the Canadian Securities Administrators. The NYSE listing standards provide that no director qualifies as “independent” unless the Board affirmatively determines that such director has no material relationship with the Company and NI 58-101 and NI 52-110 provide, in effect, that an independent director is a person that has no direct or indirect “material relationship” with the Company (defined to mean a relationship which could in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment). The NYSE listing standards and NI 52-110 set forth specific categories of relationships that disqualify a director from being independent.

The Board has reviewed the independence of each director and considered whether any director has a material relationship with the Company. As a result of this review, the Board affirmatively determined that Beverley Briscoe, Robert G. Elton, Erik Olsson, J. Kim Fennell, Amy Guggenheim Shenkan, Eric Patel, Edward B. Pitoniak, Sarah Raiss and Christopher Zimmerman, representing nine of the ten directors, are independent within the meaning of the applicable rules of the NYSE and NI 58-101 and NI 52-110. Mr. Saligram is not independent given his employment as CEO of the Company. The Board’s independence determination was based on information provided by the directors.

Meetings of the Board and Board Member Attendance at Annual Meeting

In the year ended December 31, 2017, the Board held 12 meetings, comprised of regularly scheduled quarterly meetings as well as a number of meetings called specifically to consider acquisition-related matters. Agenda and materials in relation to Board and Board committee meetings are generally circulated to directors for their review in advance of meetings. The following table presents information about attendance by directors at Board and committee meetings for the year ended December 31, 2017. Each of our incumbent directors attended 100% of the meetings of the Board of Directors.

Director	Board Meetings	Audit Committee Meetings	Compensation Committee Meetings	Nominating and Corporate Governance Committee Meetings
Ravi K, Saligram	12	—	—	—
Beverley Briscoe(6)	12	—	—	6
Robert G. Elton(4)(5)	12	5*	13	—
J. Kim Fennell(1)(2)(5)	6	—	6	—
Amy Guggenheim Shenkan(1)(3)(4)	6	3	—	—
Erik Olsson(5)	12	—	12	—
Eric Patel(4)(5)	12	5	12	—
Edward B. Pitoniak(4)(6)	12	5	—	6*
Sarah Raiss(5)	12	—	13*	—
Christopher Zimmerman(6)	12	—	—	6
Total Meetings held in 2017	12	5	13	6

*	Indicates Director is Chair of the Committee.
(1)	Attendance noted in the table reflects meetings that took place after Ms. Guggenheim Shenkan’s and Mr. Fennell’s appointments as directors on July 1, 2017.
(2)	Mr. Fennell became a member of the Compensation Committee on July 1, 2017.
(3)	Ms. Guggenheim Shenkan became a member of the Audit Committee on July 1, 2017.
(4)	Member of the Audit Committee.
(5)	Member of the Compensation Committee.
(6)	Member of the Nominating and Corporate Governance Committee.

In addition, the independent directors met immediately before or following each of the above-referenced board meetings, holding 12 meetings and several information sessions in 2017 without management present. These meetings were chaired by the Board Chair.

Board members are encouraged but not required to attend the annual general meeting of shareholders. All of the directors serving at such time attended the 2017 annual and special meeting of shareholders.

Independent Chair

Beverley Briscoe is the Board Chair and is an independent director. Under the description of the position adopted by the Board, Ms. Briscoe is responsible for overseeing the management, development and effective performance of the Board, and taking all reasonable measures to ensure that the Board fully executes its mandate and that directors clearly understand and respect the boundaries between the Board’s and management’s responsibilities. See also “— Board Leadership Structure” on page 36.

Board Mandate

The mandate of the Board is to supervise management of the Company and to act in the best interests of the Company and its shareholders. The Board acts in accordance with its formal mandate and:

•	the CBCA;
•	the Company’s Articles of Amalgamation and By-laws;
•	the Company’s Code of Business Conduct and Ethics;
•	the charters of the Board committees, including the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee;
•	the Company’s Corporate Governance Guidelines; and
•	other applicable laws and Company policies.

The Board or its designated committees approve significant decisions that affect the Company and its subsidiaries before they are implemented. The Board or a designated committee oversees the implementation of such decisions and reviews the results.

The Board meets with the CEO and other executive officers of the Company from time to time to discuss and review internal measures and systems adopted by the management to ensure a culture of integrity throughout the organization.

The Board is involved in the Company’s strategic planning process. The Board is responsible for reviewing and approving strategic initiatives, taking into account the risks and opportunities of the business. Management updates the Board on the Company’s performance in relation to strategic initiatives at least quarterly. Management undertakes an annual strategic planning process, with regular Board involvement in the process and review and approval of the resulting strategic plan. During fiscal 2017, there were 12 meetings of the Board. The frequency of meetings and the nature of agenda items change depending upon the state of the Company’s affairs.

The Board is responsible for overseeing the identification of the principal risks of the Company and ensuring that risk management systems are implemented. The principal risks of the Company include those related to the Company’s underwritten business, ability to sustain and manage growth, its reputation and industry. The Board ensures that the Company adopts appropriate risk management practices, including a comprehensive enterprise risk management program, and the Board regularly reviews and provides input on the same. See also the discussion under “— Board’s Role in Risk Oversight” on page 37

The Board is responsible for the selection and performance of the CEO, and the appointment of other executive officers. The Compensation Committee is responsible for developing guidelines and procedures for selection and long-range succession planning for the CEO. See the discussions under “— Executive & Chief Executive Officer Succession Planning” on page 29.

The Board reviews all the Company’s financial communications, including annual and quarterly reports. The Company communicates with its stakeholders through a number of channels including its website. The Board oversees the Company’s disclosure policy, which requires, among other things, the accurate and timely communication of all material information as required by applicable law.

The Audit Committee meets regularly to review reports from management of the Company and discuss specific risk areas with management and the external auditors. The Board, through the Audit Committee, oversees the effectiveness and integrity of the Company’s internal control processes and management information systems. The Audit Committee also directly oversees the activities of the Company’s external auditors. The Company’s Disclosure Committee reports to the Audit Committee on a quarterly basis on the quality of the Company’s internal control processes.

The Nominating and Corporate Governance Committee is responsible for reviewing the governance principles of the Company, recommending any changes to these principles, and monitoring their disclosure. This committee is responsible for the report on corporate governance included in the Company’s Proxy Statement. Through industry forums and access to professional advisors, the committee keeps abreast of best practices to ensure the Company continues to carry out high standards of corporate governance. The Board has adopted Corporate Governance Guidelines, which are available on our website at www.rbauction.com/investors .

As provided in the Company’s Corporate Governance Guidelines, the Board, with the assistance of the Nominating and Corporate Governance Committee, determines from time to time the number of directors on the Board, within a range specified in the Company’s charter documents. The Board believes that given the size and scope of the Company, the Board should include at least eight directors. Further, the Board feels that the size of nine to ten members is reasonable given the current size and complexity of the Company. The Board believes that the current membership of the Board reflects appropriate experience and an appropriate number of unrelated and independent directors, and permits the Board to operate in an efficient manner. As described below, in February 2015 the Board adopted a diversity policy, including a target for the number of women on the Board.

Position Descriptions

The entire Board is responsible for the overall governance of the Company. Any responsibility that is not delegated to senior management or a Board committee remains with the entire Board. The Board has adopted position descriptions for the CEO and the Board Chair. The charters of the committees of the Board are considered to be position descriptions for the chairs of the committees. The CEO position description was reviewed and revised in connection with the process of hiring Mr. Saligram. The CEO has overall responsibility for all Company operations, subject to Board oversight.

The Board reviews and approves the corporate objectives for which the CEO is responsible and such corporate objectives form a key reference point for the review and assessment of the CEO’s performance.

The Board has defined the limits to management’s authority. The Board expects management, among other things, to:

•	set the appropriate “tone at the top” for all employees of the Company;
•	implement effective succession planning strategies and provide for development of senior management;
•	review the Company’s strategies and their implementation in all key areas of the Company’s activities, provide relevant reports to the Board related thereto and integrate the Board’s input into management’s strategic planning for the Company;
•	carry out a comprehensive planning process and monitor the Company’s financial performance against the annual plan approved by the Board; and
•	identify opportunities and risks affecting the Company’s business, develop and provide relevant reports to the Board related thereto and, in consultation with the Board, implement appropriate mitigation strategies.

Orientation and Continuing Education

All new directors receive a comprehensive information package, which includes a record of historical public information about the Company, a copy of the Company’s Code of Business Conduct and Ethics, the mandate of the Board and the charters of the Board committees, and other relevant corporate and business information and securities filings. In addition, the Company’s orientation for directors involves meeting with the Board Chair, CEO and senior management of the Company for an interactive introductory discussion about the Company, its strategy and operations, providing the directors with an opportunity to ask questions. New directors are also expected to attend a Company auction shortly after their appointment and to attend as an observer at least one meeting of each Board committee during their first year. All directors are also encouraged to meet with management informally, visit auction sites and attend auctions and “town hall” meetings on a periodic basis.

Senior management makes regular presentations to the Board on the main areas of the Company’s business and updates the Board quarterly on the Company’s financial and operating performance. External subject matter experts are also invited to make presentations to the Board on emerging topics of interest on a periodic basis. Periodically, directors tour the Company’s various facilities and attend Company auctions.

Directors are encouraged to take relevant professional development courses at the Company’s expense, and at times, the Company also recommends appropriate courses and conferences and encourages directors to attend. The Company maintains, at its expense, individual memberships for all directors with the National Association of Corporate Directors (“NACD”) and the Institute of Corporate Directors (“ICD”) and a number of directors have attended training courses offered to members of these institutions. The Company also canvases the directors on an annual basis to determine what courses or training each of them has attended during the past year.

Current Directors’ Continuing Education During 2017

Date	Presented/Hosted By	Topic/Description	Attendees
January 2017	NACD	Compensation Trends (webinar)	Sarah Raiss
February 2017	Ritchie Bros/Alix Partners	M&A Integration Planning	All directors
March 2017	NACD	Long-term Incentives (webinar)	Sarah Raiss
April 2017	Goldman Sachs	Shareholder Activism	Erik Olsson
June 2017	ICD	National Conference	Beverley Briscoe Sarah Raiss
June 2017	Spencer Stuart	Mergers & Acquisitions/Cybersecurity dinner event	Amy Guggenheim Shenkan
June 2017	Responsible Investment Association	National Conference	Beverley Briscoe
September 2017	NACD	National Conference	Sarah Raiss
September 2017	Site Visit — Chicago Leadership Office	Tour of Office and Breakfast with Employees	All directors
September 2017	RHR International	Succession Planning	All directors
October 2017	NACD	Compensation Chair Advisory Council	Sarah Raiss
October 2017	NACD	Global Board Leader’s Summit	Beverley Briscoe Sarah Raiss Amy Guggenheim Shenkan Chris Zimmerman
October 2017	Ernst & Young	Post-Acquisition Integrations	Eric Patel Robert Elton
November 2017	IVDF	Aligning Pay with Performance (webinar)	Eric Patel
November 2017	ICD/Watson Inc.	Board Diversity & Culture	Eric Patel

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics, applicable to all directors, officers and employees, the full text of which can be found on our website at www.rbauction.com/investors. Any shareholder may request a paper copy, free of charge, of the Code of Business Conduct and Ethics by making such request in writing to Ritchie Bros. Auctioneers Incorporated, Attention: Corporate Secretary, 9500 Glenlyon Parkway, Burnaby, British Columbia, V5J 0C6, Canada.

The Board and management review and discuss from time to time the effectiveness of the Code of Business Conduct and Ethics and any areas or systems that may be further improved. The Company performs a Code of Business Conduct and Ethics compliance review on an annual basis, and seeks annual confirmation of understanding of and adherence to the Code from all employees throughout the Company and from directors. The Company, through directors’ and officers’ questionnaires and other systems, gathers and monitors relevant information in relation to potential conflicts of interest that a director or officer may have.

No material change report has been filed that pertains to any conduct of a director or executive officer that constitutes a departure from the Code.

The Company complies with the relevant provisions under the CBCA that deal with conflict of interest in the approval of agreements or transactions, and the Code of Business Conduct and Ethics sets out additional guidelines in relation to conflict of interest situations. Specifically, the Code of Business Conduct and Ethics includes provisions requiring disclosure and avoidance of conflicts of interest where personal interests interfere, or appear to interfere, with the Company’s business responsibilities, including doing business with family members, accepting outside employment, using corporate opportunities for personal benefit, holding interests in outside organizations that impact the Company and regarding the Company not providing corporate loans or extending credit guarantees to or for the personal benefit of directors or officers.

The Company was founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct and doing what is right. Employees are regularly reminded about their obligations in this regard and senior management demonstrates a culture of integrity and monitors employees by being in attendance at most of the Company’s industrial auctions.

The Company has implemented procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters or reports of wrongdoing or violations of the Code of Business Conduct and Ethics.

Exemptions or waivers from our Code of Conduct and Business Ethics may only be granted by formal approval of senior management and/or the Audit Committee. The Company will publish any waivers of the Code of Code of Conduct and Business Ethics for an executive officer or director on our website. The Company had no such waivers in 2017. Further, during 2017, the Company had no transactions where the policies and procedures summarized above required review, approval, or ratification, or where such policies and procedures were not followed.

Shareholder and Other Interested Party Communications to the Board

In 2015, in furtherance of its commitment to engaging in constructive and meaningful communication with shareholders, the Company adopted a formal Shareholder Engagement Policy in order to promote open and sustained dialogue with shareholders and other interested parties in a manner consistent with the Company’s disclosure controls and procedures. Shareholders and other interested parties may initiate communications with the Board by directing their questions or concerns to the independent directors through the Board Chair c/o the Corporate Secretary, Ritchie Bros. Auctioneers Incorporated, 9500 Glenlyon Parkway, Burnaby, B.C. V5J 0C6 or email to chairman_of_the_board@rbauction.com.

All relevant correspondence, with the exception of solicitations for the purchase or sale of products and services and other similar types of correspondence, will be forwarded to the Chair. Purely for administrative purposes, correspondence to the Chair may be opened or viewed by the Company’s Corporate Secretary. A copy of the Company’s Shareholder Engagement Policy is available on the Company’s website at www.rbauction.com/investors.

Executive & Chief Executive Officer Succession Planning

The Board is responsible for ensuring that the Company has an appropriate organizational structure in place, including a CEO and other key executives who have the skills and expertise to ensure the effective management of the Company. The Board is supported in this function by the Compensation Committee which is responsible for ensuring that management has a robust process in place for CEO and senior executive succession planning.

Under the oversight of the Compensation Committee, Mr. Saligram and the Chief Human Resources Officer have implemented a talent review process building on the Company’s annual performance management process. This process, in addition to identifying the high-potential and high-performing talent, assists Mr. Saligram and the Chief Human Resources Officer to review succession plans at key levels and establish development plans for key talent. This process is the basis for enterprise succession planning and will continue to evolve in the coming years with the aim of ensuring that the Company has the appropriate level of executive bench strength necessary to drive growth and ensure long-term profitability. The CEO formally reviews the succession plan for his role as well as other key executive roles with the full Board once a year in addition to having periodic discussions of talent progression throughout the year. In addition to ordinary course CEO succession planning, the Company’s Nominating & Corporate Governance Committee has, in consultation with the CEO, also implemented a succession plan to address unanticipated emergency situations. The emergency succession plan is reviewed annually.

Following his appointment as CEO in 2014, Mr. Saligram, in consultation and with the approval of the Board, implemented a new organizational structure for the Company. This structure was subsequently augmented by the addition of further key executives with complimentary skill sets, primarily as part of the acquisition and integration of IronPlanet in 2017. These initiatives and developments have significantly strengthened the succession pool of the Company. At the same time, the Company has engaged external consultants to assist with pre-hire assessments as well as integration plans to support the successful integration of these new executives into the Company.

Further to the above, the Board encourages senior management to participate in professional and personal development activities, courses and programs, and supports management’s commitment to training and developing its employees with a special focus on areas of strategic importance.

Board Committees

Audit Committee and Audit Committee Financial Expert

The Audit Committee oversees the Company’s corporate accounting and financial reporting processes and the audits of its financial statements. The members of our Audit Committee are Robert G. Elton, Eric Patel Edward B. Pitoniak and Amy Guggenheim Shenkan. Mr. Elton is Chair of the Audit Committee. All committee members qualify as independent directors for audit committee purposes under the applicable NYSE listing standards, SEC rules and NI 52-110. The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. The Board has further determined that Mr. Elton qualifies as an audit committee “financial expert,” as defined in the applicable rules of the SEC. The Audit Committee held 5 meetings during 2017. Each of our incumbent directors on the Audit Committee attended all meetings of the committee that occurred following the time of their appointment to the committee.

Information regarding the relevant education and experience of the members of the Audit Committee, as required under NI 52-110, is disclosed, under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors”.

The Audit Committee Charter establishes the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis and, if appropriate, proposes changes to the Board. The Audit Committee Charter was most recently updated in February 2017. The Audit Committee Charter is available on our website at www.rbauction.com/investors. For further information on our Audit Committee and related matters, including the Report on Audited Financial Statements, see “Proposal Two: Appointment of Ernst & Young LLP” on page 45.

The Audit Committee meets periodically with our independent accountants and management to review the scope and results of the annual audit and to review and discuss our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the committee meets with the independent auditors on at least a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements.

Compensation Committee

The Board has established a Compensation Committee, the current members of which are Eric Patel, Robert G. Elton, Erik Olsson, J. Kim Fennell and Sarah Raiss. Ms. Raiss is Chair of the Compensation Committee. The Board has determined that the current committee members each qualify as independent directors for compensation committee purposes under the applicable NYSE standards, SEC rules and NI 58-101 and a non-employee director under the SEC rules. The Compensation Committee held 13 meetings during 2017.

The Compensation Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in August 2015. A copy of the charter is available on our website at www.rbauction.com/investors.

The Compensation Committee, acting pursuant to its charter is responsible for, among other matters:

•	recommending to the Board the Company’s compensation philosophy for the Company’s executive officers, and overseeing the implementation of such compensation policies and programs;
•	reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining, or recommending to the independent directors of the Board, the CEO’s compensation based on this evaluation at least annually;

•	reviewing and approving the CEO’s recommendations regarding annual compensation for the Company’s other executive officers;
•	considering the implications of the risks associated with the Company’s compensation policies, practices and programs and reporting to the Board annually regarding such considerations; and
•	reviewing and recommending to the Board for its approval and, where required, submission to the Company’s shareholders, annual and long-term incentive and equity-based compensation plans for the Company’s executive officers and others, relevant changes to such plans, and overseeing the administration of such plans.

The Compensation Committee’s charter allows the committee to form and delegate authority to subcommittees and to delegate authority to one or more designated members of the Board or Company officers, provided that any such delegation complies with all applicable laws, regulations and stock exchange rules. See “Compensation Discussion and Analysis” on page 48 for additional discussion regarding the process and procedures of the Compensation Committee with respect to compensation.

Nominating and Corporate Governance Committee

The Board has established a Nominating and Corporate Governance Committee, the current members of which are Edward B. Pitoniak, Beverley A. Briscoe and Christopher Zimmerman. Mr. Pitoniak is Chair of the committee. The Board has determined that the current committee members each qualify as an independent director for nominating and corporate governance committee purposes under the applicable NYSE standards and NI 58-101. The committee held 6 meetings during 2017.

The Nominating and Corporate Governance Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in November 2017. The charter is available on our website at www.rbauction.com/investors.

The Nominating and Corporate Governance Committee, acting pursuant to its charter, serves the following purposes:

•	to address Board succession issues and identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;
•	to select and recommend to the Board director and committee member candidates;
•	to develop, update as necessary and recommend to the Board corporate governance principles and policies applicable to the Company, including the Corporate Governance Guidelines, and to monitor compliance with such principles and policies;
•	to oversee the evaluation of the Board;
•	to facilitate and encourage director orientation and continuing education;
•	to review and recommend to the Board annual Board compensation;
•	to review and recommend for the Board’s approval annual director and officer insurance policies; and
•	to ensure the adoption and maintenance of a short-term or emergency succession plan for the CEO.

Annually, the Nominating and Corporate Governance Committee follows a process designed to consider the election of directors, in accordance with the guidelines articulated in its charter and the Company’s Corporate Governance Guidelines, including, if applicable, to seek individuals qualified to become new Board members for recommendation to the Board to fill any vacancies. In assessing the qualification of a candidate, the committee adheres to the director selection guidelines set forth in the committee’s charter, which include, among other things:

•	the candidate’s personal and professional ethics, integrity and values;
•	the candidate’s training, experience and ability at making and overseeing policy in the business, government or education sectors;
•	the candidate’s willingness and ability to devote the required time and effort to fulfill effectively the duties and responsibilities related to Board and committee membership, the candidate’s willingness and ability to serve on the Board for multiple terms, if nominated and elected; and
•	the candidate’s independence under SEC, Canadian securities laws or applicable stock exchange rules on independence.

The Nominating and Corporate Governance Committee believes that having directors with, among other things, relevant professional experience, industry knowledge, functional skills and expertise, geographic experience and exposure, leadership qualities and public company board and committee experience is beneficial to the Board as a whole. Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The committee monitors the mix of skills and experience of directors and committee members to assess whether the Board has the appropriate tools to perform its oversight function effectively. With respect to nominating existing directors, the committee reviews relevant information available to it and assesses their continued ability and willingness to devote the required time and effort to serve as a director, taking into consideration any other engagements they may have, including any other public boards on which they serve. The committee also assesses each person’s contribution in light of the mix of skills and experience the committee deems appropriate for the Board. The Nominating and Corporate Governance Committee takes into account the diversity objectives set forth in the Diversity Policy and Directors Selection Guidelines discussed below in addition to the relevant skills and experience required by the Board, in selecting candidates for filling Board vacancies and charging its composition.

With respect to considering nominations of new directors, including nominations by shareholders, the Nominating and Corporate Governance Committee identifies candidates based upon the criteria set forth above and in its charter. The committee reviews selected candidates and makes a recommendation to the Board. The committee may also seek input from other directors or from senior management when identifying candidates.

The Nominating and Corporate Governance Committee has the responsibility for establishing corporate governance guidelines and overseeing the evaluation and effectiveness of the Board as a whole, as well as the committees of the Board and the contribution of individual directors. The committee maintains and updates from time to time an inventory of the competencies, capabilities and skills of current non-executive Board members. The following matrix is used as a reference tool for the ongoing assessment of Board composition, to ensure that desired skills and attributes are considered as new Board members are being assessed and to identify any gaps in the competencies that are required to successfully advance the overall strategy of the Company.

	General Business Skill							Functional Experience
Name	Large Organization Experience	CEO Experience	Overseas Experience	Accounting Knowledge	Employee Recruitment & Development	Environmental, Health & Safety	Financial/ Investment	IT, Software, Infrastructure & Security	Marketing	Organizational Structure	Sales	Strategic Planning	Industrial Equipment Industry
Beverley Briscoe	x	x	x	x	x	x	x			x		x	x
Robert Elton	x	x		x	x	x	x	x				x
Erik Olsson	x	x	x	x	x		x			x	x	x	x
Eric Patel	x		x	x	x		x	x				x
Edward Pitoniak	x	x			x		x	x	x	x	x	x
Sarah Raiss	x		x		x	x	x	x		x		x
Christopher Zimmerman	x	x			x				x	x	x	x
J. Kim Fennell	x	x	x		x		x	x	x	x	x	x
Amy Guggenheim Shenkan	x			x	x		x	x	x	x	x	x

Pursuant to our by-laws, in addition to nomination of directors by or at the direction of the Board, shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the CBCA. The advance notice provisions in the Company’s by-laws are described under “Shareholder Proposals and Director Nominations” on page 118.

The Nominating and Corporate Governance Committee does not have a formal policy on consideration of recommendations for candidates to the Board from registered shareholders. The Nominating and Corporate Governance Committee believes the evaluation of potential members of the Board is by its nature a case-by-case process, depending on the composition of the Board at the time, the needs and status of the business of the Company, and the experience and qualification of the individual. Accordingly, the Nominating and Corporate Governance Committee would consider any such recommendations on a case-by-case basis in their discretion, and, if accepted for consideration, would evaluate any such properly submitted nominee.

The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. The committee from time to time retains independent consultants to provide advice regarding compensation for the directors of the Company. Please refer to the discussion of director compensation under “Non-Executive Director Compensation” on page 40.

Board Evaluations and Director Assessments

The Board has an annual assessment process for the Board, its committees, and individual directors. The process is administered by the Nominating and Corporate Governance Committee. The process considers Board and committee performance relative to the Board mandate or relevant committee charters, as appropriate, and provides a mechanism for all directors to assess and provide comments on Board, committee and Board Chair performance, as well as a self-assessment of individual director performance. The Board also periodically performs a peer-to-peer review as part of its continuing effort to advance and refine its assessment process, with the most recent peer-to-peer review taking place in February 2016. The results of each annual assessment are shared with all directors.

Director Term Limits and Board Renewal

The Company has determined not to adopt any formal term limit for the members of the Board (other than a mandatory retirement age of 72 as set out in the Company’s Corporate Governance Guidelines), but generally views a term of 10 – 15 years as an appropriate guideline to allow for the development of sufficient continuity and experience on the Board, while also ensuring adequate Board renewal. This guideline is set forth in the Company’s Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee reviews the composition of the Board on a regular basis in relation to approved director criteria and skill requirements and recommends changes as appropriate to renew the Board.

Representation of Women on the Board and in the Director Identification and Selection Process

The Company has adopted a Diversity Policy and amended the Director Selection Guidelines forming part of the Nominating and Corporate Governance Committee Charter (the “Director Selection Guidelines”) to implement the provisions of such Diversity Policy. The Company values diversity and recognizes the organizational strength, deeper problem-solving ability and opportunity for innovation that diversity brings to the Board. The Company believes diversity is an important element of corporate governance and is good for the business.

Diversity contributes to the achievement of the Company’s corporate objectives. It enables the Company to attract people with the best skills and attributes, and to develop a workforce whose diversity reflects that of the communities in which it operates.

The Company’s Diversity Policy and Director Selection Guidelines established, as a measurable objective for improving gender diversity, that by 2016 at least 25% of the Board be comprised of women. In addition to a candidate’s independence, industry knowledge, skills, experience, leadership qualities and other factors, the Nominating and Corporate Governance committee takes into account the diversity objectives set forth in the Diversity Policy and Director Selection Guidelines in selecting candidates for filling nomination and appointment to the Board.

The Company has achieved this target and currently has three female directors on the Board, including the Board Chair, representing 30% of the Board, which had 10 directors in 2017.

Representation of Women in Executive Officer Appointments

The Company is committed to improving the level of diversity, including the representation of women in executive officer appointments. The Company currently has two female executive officers: Sharon Driscoll, our Chief Financial Officer, and Marianne Marck, our Chief Information Technology Officer, representing 25% of the Company’s executive officers, up from 14.2% in 2016 and up from 0% since the appointment of Mr. Saligram as CEO in July of 2014.

The Company has not adopted any specific target regarding women in executive positions. The Company believes that it has a balanced approach in its executive selection process and has given emphasis to gender representation in its executive search program. Pursuant to the Company’s Diversity Policy, the Company’s management is responsible for implementing the Diversity Policy, achieving the diversity initiatives established by the Company and reporting to the Board on progress toward and achievement of diversity initiatives. In addition, management has embarked on a process to assess and improve diversity within the organization and will continue to focus on the development of a diversity and inclusion strategy during 2018. Since 2011, the Company has sponsored various leadership development initiatives including the Women’s Go Networking and Mentoring program and the Company’s Women in Leadership program open to all female employees aspiring to leadership roles. In addition, we have sponsored high-potential women to attend external leadership training and the annual Art of Leadership for Women conference.

Further, as noted above, since the appointment of Mr. Saligram as the Company’s CEO in July of 2014, female representation at the executive officer level has increased from 0% to 25%. Mr. Saligram also recognizes that it is equally important to increase female representation at the mid-management level as these positions are the Company’s pipeline for future executive officer roles. As such, the Company has continued to focus on recognizing high-potential women in our organization and, as a result, female representation at the Company’s mid-management level and above has increased. In order to implement this initiative, the Company has:

•	established a global diversity and inclusion function supported by executive officers to anchor diversity and inclusion in the business strategy and to connect talent strategies;
•	structured a women’s employee resource group to implement Company-wide innovative diversity initiatives relating to women. These initiatives provide networking, training, development and mentoring opportunities for women to realize opportunities for personal and professional growth, and further develop confidence in leadership roles;
•	provided gender intelligence training to employees at director level and above to identify conscious and unconscious biases, with the aim of enhancing their appreciation of the value of diversity for the Company’s shareholders, customers, employees and the communities we serve;
•	developed a career website and recruiting collateral to include representation of the Company’s diverse workforce which demonstrates our commitment to diversity and inclusiveness. The talent acquisition team was trained on diversity recruiting tactics and the Company ensures female candidates are identified and interviewed during the recruiting process; and
•	developed its talent management strategy to ensure diversity and inclusion integration into every aspect of its programs including succession planning, leadership development, learning, and identification and development of high potential talent using 360-degree assessments and coaching.

The Company’s management believes these initiatives and efforts will ensure a pipeline of diverse candidates, and improve representation of women to be considered when making leadership and executive officer appointments. The Company is committed to providing an environment in which all employees are treated with fairness and respect, and have equal access to opportunities for advancement based on skills and aptitude.

Group(1)	Representation of Women in Total Group	Representation of Women as a % of Total Group
Executive Officers	2 of 8	25.0%
Operations Council	4 of 17	23.5%
Vice President or above	6 of 52	11.5%
Director or above	22 of 110	20.0%

(1)	Data is as of December 31, 2017.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines addressing, among other things, Board and management roles, Board functions and responsibilities, director qualifications, director independence, Board structure and performance evaluations. The guidelines are available on our website at www.rbauction.com/investors

Board Leadership Structure

The Board does not have a formal written policy regarding the separation of the roles of CEO and Board Chair; however, the Board believes that separating the Board Chair and CEO positions is the most effective leadership structure for the Company. This structure allows the Board Chair to focus on the effectiveness of the Board while the CEO focuses on executing the Company’s strategy and managing the Company’s operations and performance.

As required under the Corporate Governance Guidelines, the Board holds at least four scheduled meetings each year of the non-executive directors without management present. Additional executive sessions may be held from time to time as required. Ms. Briscoe, as independent Board Chair, presides at executive sessions. The non-executive directors met either immediately before or following each meeting of the Board, holding 12 meetings and several information sessions in 2017 without management present.

Board’s Role in Risk Oversight

The Board oversees the Company’s enterprise risk management program, which focuses on the identification, assessment and mitigation of risks associated with achievement of the Company’s strategic objectives. Principal risks are identified and evaluated relative to their potential impact and likelihood of occurrence, including consideration of mitigating activities. The Company’s annual risk assessment process is linked to the annual strategic planning process, with periodic updates conducted to identify potential emerging risks, such as those associated with major business decisions, key initiatives and external factors. The Company’s enterprise risk management program is overseen at the senior executive level in conjunction with the Company’s risk management and internal audit group. Reports on principal risks and mitigation strategies are reviewed by the Company’s executive officers, the Audit Committee and the Board.

Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees. The Board has primary responsibility for oversight of the enterprise risk management program. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Board is responsible for overseeing the Company’s activities with respect to the identification, assessment and mitigation of cybersecurity and technology risks. The Audit Committee is responsible for reviewing, including with management and the Company’s independent auditor, if appropriate, the guidelines and policies with respect to risk assessment and risk management, specifically the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for compensation risk and accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk taking by the Company’s executive officers.

Compensation Committee Interlocks and Insider Participation

There were no compensation committee or board interlocks among the directors during 2017.

Other Matters

Legal Proceedings

We do not currently know of any legal proceedings against us involving our directors, executive officers, affiliates of record or beneficial owners of more than 5% of our common shares or any of their affiliates, or in which any of these persons has a material interest adverse to us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, certain officers and persons who own 10% or more of our common shares, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Such persons are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company’s review of copies of such forms furnished to the Company and written representations from such persons, the Company is not aware of any failure by any of our executive officers, directors and greater than 10% holders to timely file any report required to be filed under Section 16(a) with respect to the fiscal year ended December 31, 2017.

Certain Relationships and Related Person Transactions

No executive officer, director, or employee or former executive officer, director or employee of the Company or any of its subsidiaries, nor any proposed nominee for election as a director of the Company, nor any associate of any director, executive officer or proposed nominee, is, or at any time since January 1, 2017 has been, indebted to the Company or any of its subsidiaries or indebted to another entity where the indebtedness is subject to a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries either for a purchase of securities or otherwise, other than “routine indebtedness” as defined in Form 51-102F5 adopted by the Canadian Securities Administrators.

Other than as disclosed in this Proxy Statement, since January 1, 2017, none of our directors, executive officers, nominees for director or beneficial owners of more than 5% of our common shares or any of their immediate family members was indebted to the Company or had a material interest in a transaction with the Company where the amount involved exceeded $120,000, nor are any such transactions currently proposed.

Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no director or officer of a body corporate that is itself an insider or a subsidiary of the Company, no person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercised control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to vote in connection with any matters being proposed for consideration at the Meeting, no proposed director or nominee for election as a director of the Company and no associate or affiliate of any of the foregoing has or had any material interest, direct or indirect, in any transaction or proposed transaction since January 1, 2017 that has materially affected or would or could materially affect the Company or any of its subsidiaries.

In accordance with its charter, our Audit Committee is responsible for reviewing all related person transactions, including current or proposed transactions in which the Company was or is to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. The Audit Committee does not currently have a written related party transaction policy but its practice is to consider relevant facts and circumstances in determining whether or not to approve or ratify such a transaction, such as: (i) the nature of the related person’s interest in the transaction; (ii) the terms of the transaction; (iii) the relative importance (of lack thereof) of the transaction to the Company; (iv) the materiality and character of the related person’s interest, including any actual or perceived conflicts of interest; and (v) any other matters the Audit Committee deems appropriate. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee decides whether or not to approve such transactions and approves only those transactions that are deemed to be in the overall best interests of the Company.

In addition, pursuant to our Corporate Governance Guidelines, if any actual or potential conflict of interest arises for a director, the director is expected to promptly inform the Board Chair and the CEO. If a significant conflict exists and cannot be resolved, the director is expected to resign. All directors are expected to recuse themselves from any discussion or decision affecting their personal business or interests.

Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or officers of the Company at any time since January 1, 2017 and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, in any matter to be acted upon at the Meeting.

There are no family relationships (by blood, marriage, or adoption, not more remote than first cousin) between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Non-Executive Director Compensation

The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. For 2017, the annual fee paid to non-executive directors, other than the Board Chair, was $115,000. The annual fee paid to the Board Chair was $260,000. The Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee received an additional fee of $20,000, $15,000, and 10,000, respectively.

Non-executive directors filing tax returns in jurisdictions outside of Canada are further entitled to reimbursement by the Company for expenses related to obtaining tax advice in connection with their engagement as a director of the Company, up to a maximum of $5,000 per calendar year.

Prior to January 1, 2018, non-executive directors also received a $1,500 fee per minuted meeting, in person or by teleconference, in excess of 30 minutes. The Board Chair is not entitled to meeting fees. Non-executive directors, other than the Board Chair, required to travel on a day other than a meeting date when scheduling does not permit travel on the day of the meeting were also entitled to receive, in addition to reimbursement for travel expenses, a $1,500 travel fee.

Prior to January 1, 2018, under the Company’s Non-Executive Director Deferred Share Unit Plan (the “DSU Plan”), non-executive directors received 60% of their annual Board retainer (the annual fees paid to a director for service on the Board, including the annual fee paid to the Board Chair, but excluding fees for chairmanship of Board committees and other fees) in DSUs unless a director met the Company’s share ownership guidelines and elected to receive cash in lieu of DSUs. For a discussion of DSUs, see “Non-Executive Director Deferred Share Unit Plan” on page 43.

In 2017, the Nominating and Corporate Governance Committee engaged Meridian Compensation Partners (“Meridian”) to perform a benchmarking review of Board compensation having regard to the peer group of companies identified by the Company for purposes of executive compensation. Based on the results of such review, in December 2017, the Nominating and Corporate Governance Committee recommended, and the Board approved, effective January 1, 2018, an increase in director compensation to align with market and a change to the structure of director compensation to a fixed, all-inclusive retainer, to better align with directors’ responsibilities and role. Accordingly, the meeting and travel fees and committee member fees were eliminated and replaced with an annual retainer for directors of $200,000 and an annual retainer for the Board Chair of $345,000. The additional retainer paid to the Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee remains unchanged. Effective January 1, 2018, non-executive directors will not receive separate meeting or travel fees.

In conjunction with the aforementioned changes to Board compensation, in December 2017, the Board approved certain amendments to the DSU Plan to require that, effective January 1, 2018, 50% of the annual Board retainer paid to non-executive directors, including the annual fee paid to the Board Chair (but excluding fees for chairmanship of Board committees) be paid in the forms of DSUs, regardless of a non-executive director’s current level of share ownership. Executive directors receive no additional compensation for service on the Board.

Non-Executive Director Compensation Table

The table below sets out the compensation of the Company’s non-executive directors for the year ended December 31, 2017.

Non-Executive Director	Fees Earned or Paid in Cash(1)	Share-Based Awards(2)	All Other Compensation(3)	Total
Beverley Briscoe	104,000	156,000	16,805	276,805
Robert Elton	68,000	69,000	8,774	145,774
J. Kim Fennell(4)	23,000	17,250	107	40,357
Amy Guggenheim Shenkan(4)	23,000	17,250	107	40,357
Erik Olsson	46,000	69,000	11,613	126,613
Eric Patel	120,000	—	4,382	124,382
Edward Pitoniak	56,000	69,000	12,500	137,500
Sarah Raiss	56,000	69,000	5,602	130,602
Christopher Zimmerman	46,000	69,000	12,131	127,131

(1)	Represents total fees earned or paid in cash for service on the Board, including annual Board fees, the annual fee paid to the Board Chair and to the Committee Chairs, meeting fees and travel fees.
(2)	The dollar amounts represent the grant date fair value of DSUs granted in 2017, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 2(e) and Note 28 to our financial statements for the fiscal year ended December 31, 2017, without taking into account estimated forfeitures. The number of DSUs granted and the fair value on each grant date calculated in accordance with ASC 718 are as follows:

	March 6, 2017		May 15, 2017		August 14, 2017		November 14, 2017
Non-Executive Director	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)
Beverley Briscoe	39,000	1,190	39,000	1,231	39,000	1,383	39,000	1,428
Robert Elton	17,250	526	17,250	545	17,250	612	17,250	631
J. Kim Fennell(4)	—	—	—	—	—	—	17,250	631
Amy Guggenheim Shenkan(4)	—	—	—	—	—	—	17,250	631
Erik Olsson	17,250	526	17,250	545	17,250	612	17,250	631
Eric Patel	—	—	—	—	—	—	—	—
Edward Pitoniak	17,250	526	17,250	545	17,250	612	17,250	631
Sarah Raiss	17,250	526	17,250	545	17,250	612	17,250	631
Christopher Zimmerman	17,250	526	17,250	545	17,250	612	17,250	631

(3)	All other compensation includes the value of additional DSUs credited to non-executive directors during 2017 corresponding to dividends declared and paid by the Company on common shares during 2017 and reimbursement of expenses for tax advice. The value of such dividend equivalent DSUs was calculated by multiplying the number of such additional DSUs credited by the fair market value of a common share on the date the dividend was paid.
(4)	Amounts for Ms. Guggenheim Shenkan and Mr. Fennell reflect fees earned for their services after their appointment to the Board on July 1, 2017.

Director Share Ownership Guidelines

In January 2012, the Board adopted share ownership guidelines for the non-executive directors of the Company. The Board believes that share ownership aligns the interests of its directors with the interests of the Company’s shareholders, promotes sound corporate governance and demonstrates a commitment to the Company. For 2017, such share ownership guidelines required directors to hold common shares and/or DSUs with a combined value of not less than three times the annual fixed retainer paid to such directors. Effective January 2018, the Board amended its share ownership guidelines for the non-executive directors of the Company to require non-executive directors to hold common shares and/or DSUs with a combined value of not less than five times the cash portion of the annual fixed retainer paid to such directors. Since the value of DSUs increase or decrease in lock-step with the price of the Company’s common shares, DSUs reflect a philosophy of aligning the interests of the directors with those of the shareholders by tying compensation to share price performance.

The following table sets out the applicable equity ownership guideline and equity ownership for each current non-executive director.

	Equity Ownership Guideline			Common Shares(1) (#)	DSUs(2) (#)	Total Value of Equity Ownership(3) ($)	Meets Share Ownership Requirement(4)
Non-Executive Director	Multiple of Cash Portion of Retainer	Cash Portion of Retainer ($)	Total Value of Equity Ownership Required ($)
Beverley Briscoe	5x	172,500	862,500	22,288	28,817	1,638,937	Yes
Robert Elton	5x	100,000	500,000	—	14,758	473,289	No(5)
J. Kim Fennell	5x	100,000	500,000	—	1,176	37,714	No(6)
Amy Guggenheim Shenkan	5x	100,000	500,000	—	1,176	37,714	No(7)
Erik Olsson	5x	100,000	500,000	—	11,515	369,286	No(8)
Eric Patel	5x	100,000	500,000	18,925	6,572	817,275	Yes
Edward Pitoniak	5x	100,000	500,000	7,121	15,774	734,243	Yes
Sarah Raiss	5x	100,000	500,000	—	3,400	109,038	No(9)
Christopher Zimmerman	5x	100,000	500,000	6,856	15,774	725,744	Yes

(1)	Represents the number of common shares held as of March 21, 2018.
(2)	Represents the number of DSUs held as of March 21, 2018, and dividend equivalents credited to each non-executive director.

(3)	The total value of equity ownership is based on the closing price of the Company’s common shares on the NYSE on March 21, 2018, of $32.07 and includes the value of both common shares and DSUs.
(4)	The share ownership guidelines were implemented in January 2012 and updated in December 2017.
(5)	Mr. Elton joined the Board in April 2012 and is anticipated to meet the equity ownership guideline by June 2018.
(6)	Mr. Fennell joined the Board in July 2017 and is anticipated to meet the equity ownership guideline by July 2022.
(7)	Ms. Guggenheim Shenkan joined the Board in July 2017 and is anticipated to meet the equity ownership guideline by July 2022.
(8)	Mr. Olsson joined the board in June 2013 and is anticipated to meet the equity ownership guideline by June 2019.
(9)	Ms. Raiss joined the Board in July 2016 and is anticipated to meet the equity ownership guideline by July 2021.

Non-Executive Director Deferred Share Unit Plan

The portion of the annual Board retainer which is payable in the form of DSUs as contemplated in the plan is payable, calculated and credited quarterly in arrears, as discussed below.

Prior to January 1, 2018, if a non-executive director on each quarterly date on which the annual Board retainer for the prior completed calendar quarter was payable had not at such time satisfied share ownership guidelines, the director was required to receive 60% of the portion of the annual Board retainer that was then payable in the form of DSUs, rather than in cash. The remainder of the Board retainer payment was paid in cash. However, if a non-executive director had satisfied the Company’s share ownership guidelines, the director could elect not to receive DSUs and instead receive a cash payment.

Effective January 1, 2018, the Board approved amendments to the DSU Plan pursuant to which, in respect of calendar years commencing on or after January 1, 2018, 50% of the annual Board retainer paid to non-executive directors, including the annual fee paid to the Board Chair, will be paid in the form of DSUs regardless of a director’s current level of share ownership or whether a non-executive director had satisfied share ownership guidelines.

The number of DSUs credited to a director is calculated by dividing the dollar amount of the portion of the Board retainer to be paid in the form of DSUs by the fair market value of a common share on the date the DSUs are credited, being the volume weighted average price of the Company’s common shares reported by the NYSE for the immediately preceding twenty trading days.

DSUs are credited on the 65th day (or the next business day if the 65th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any fourth calendar quarter and DSUs are credited on the 45th day (or next business day if the 45th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any other calendar quarter.

Although DSUs vest immediately upon being granted under the DSU Plan, no amount is payable to the non-executive director holding the DSUs until the director ceases to be a director, following which the director will be entitled to receive a lump sum cash payment, net of any applicable withholdings, equal to the number of DSUs held multiplied by the fair market value of one common share (determined as described above) as of the 24th business day after the first publication of the Company’s interim or annual financial statements and management’s discussion and analysis for the fiscal quarter of the Company next ending following the director ceasing to hold office. Additional DSUs are credited under the DSU Plan corresponding to dividends declared on the common shares.

DSUs are considered equivalent to common shares for purposes of determining whether a director is complying with or satisfying share ownership guidelines.

Non-Executive Directors Long-term Incentive Plan

The Company adopted the long-term incentive plan for non-executive directors (the “Non-Executive Director LTIP”) in 2009. Under the Non-Executive Director LTIP, part of the annual retainer of non-executive directors was used prior to 2012 to purchase common shares. Such shares were purchased by the administrator of the Non-Executive Director LTIP through open market purchases and held by the plan administrator on behalf of the participants.

In connection with the adoption of the DSU Plan, the Non-Executive Director LTIP was amended to provide that the Company would cease to pay contributions for participants under such plan to the plan administrator in respect of annual fees earned after January 1, 2012. Participants are not permitted to withdraw any common shares held in the Non-Executive Director LTIP unless a certain event occurs or certain conditions are satisfied (e.g. the termination, retirement or resignation of the participant as a director of the Company).

Proposal Two: Appointment of Ernst & Young LLP

Overview

We are asking our shareholders to appoint Ernst & Young LLP as our auditor for the year ending December 31, 2018 and that the Audit Committee be authorized to fix their remuneration. Ernst & Young LLP has been our auditor since April 25, 2013. The Audit Committee is satisfied that Ernst & Young LLP meets the relevant independence requirements and is free from conflicts of interest that could impair their objectivity in conducting an audit of the Company.

To the Company’s knowledge, a representative from Ernst & Young LLP will be present at the Meeting to take questions, and the firm will be permitted to make a statement if it so desires.

Fees Billed by Independent Auditors

The fees billed to us by Ernst & Young LLP, our independent auditor, in each of the last two fiscal years are set forth in the following table. All services and fees, including tax service fees, were pre-approved by the Audit Committee.

	Year Ended December 31,
Item	2017(5)	2016(5)
Audit Fees(1)	1,679,402	1,051,004
Audit-Related Fees(2)	119,412	125,866
Tax Fees(3)	40,021	—
All Other Fees(4)	—	—
Total	$1,838,835	$1,176,870

(1)	“Audit Fees” represents fees billed for the audit of our annual financial statements and review of our quarterly financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements. Audit fees are billed and paid in Canadian dollars. The increase in audit fees in 2017 compared to 2016 was primarily due to the additional audit work required as a result of the acquisition of IronPlanet.
(2)	“Audit-Related Fees” represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” include fees for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” include all other non-audit services.
(5)	The amounts reported are converted from Canadian dollars to U.S. dollars based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7704 for 2017 and CA$1 to US$0.7544 for 2016.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee is responsible for the selection, appointment, and retention of the independent auditor, subject to annual shareholder approval, and evaluation and, where appropriate, replacement of the independent auditor. In addition, the Audit Committee approves compensation of the independent auditor. The Audit Committee also has responsibility for pre-approving the retention of the independent auditor for all audit and non-audit services the independent auditor is permitted to provide the Company and approve the fees for such services, other than any de minimis non- audit services allowed by applicable law or regulation. The Audit Committee is required to pre-approve all non-audit related services performed by the auditors. The Audit Committee’s pre-approval policy outlines the procedures and the conditions pursuant to which permissible services proposed to be performed by the auditors are pre-approved, provides a general pre-approval for certain permissible services and outlines a list of prohibited services. For 2016 and 2017, all of the services related to amounts billed by the Company’s external accountants were pre-approved by the Audit Committee.

Recommendation of the Board

The Board recommends a vote “FOR” the appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2018 and the authorization of the Audit Committee to fix the auditor’s remuneration.

Report of the Audit Committee

To the Shareholders of Ritchie Bros. Auctioneers Incorporated:

The Audit Committee reviewed and discussed with management and the Company’s independent auditors the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. The Audit Committee has discussed with the independent registered public accountants matters required to be discussed by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with the auditors’ independence. In addition, the Audit Committee discussed the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has also discussed with the independent accountant the accountant’s independence. Based on the review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Audit Committee of the Board
Robert G. Elton, Chair
Eric Patel
Edward B. Pitoniak
Amy Guggenheim Shenkan

Proposal Three: Advisory Vote on Executive Compensation

Overview

The Board of Directors believes that the Company’s operating success and shareholder value depend to a large extent on the ability of the Company’s leadership. Accordingly, our executive compensation program is designed to provide a competitive level of compensation necessary to:

•	attract and retain the talent needed to lead a strategic transformation to grow the Company’s business;
•	provide a strong incentive for executives and key employees to work toward the achievement of the Company’s goals, including long-term earnings growth and sustained value creation; and
•	ensure that the interests of management and the Company’s shareholders are aligned and that the compensation packages are fair to senior management, employees, the shareholders and other stakeholders.

In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following resolution, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our Named Executive Officers (“NEOs”). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in this “Compensation Discussion and Analysis” beginning on page 48. Shareholders will be given an opportunity to cast an advisory vote on this topic annually.

While the final vote is advisory in nature and therefore not binding on us, or our Directors, we value the opinions of all our shareholders and will carefully consider the outcome of this vote when making future compensation decisions for our NEOs.

We encourage our shareholders to read this “Compensation Discussion and Analysis”, which explains specifically how, what and why we pay our executives, and will equip shareholders to cast an informed vote.

Our Board believes that our current compensation program appropriately links executive pay to achievement of corporate goals, properly aligns management and shareholder interests, and is fair, reasonable and competitive relative to market practice. We therefore recommend that shareholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the Executive Compensation Tables and the accompanying narrative discussion in the proxy statement of the Company, dated March 27, 2018, is hereby approved.”

Recommendation of the Board

The Board recommends a vote “FOR” the adoption of the above resolution indicating approval of the compensation of the Company’s NEOs.

Compensation Discussion and Analysis

A Letter from our Compensation Committee Chair

Dear fellow shareholders,

Starting in 2014, Ritchie Bros. began a transformation from our roots as an unreserved event-based auctioneer to a customer-centric, multi-channel provider of disposition services for the industrial equipment industry. In 2017, we reshaped our company and our future with the acquisition of IronPlanet, a leading on-line heavy equipment auction company. Through the acquisition, we have assembled the broadest coverage in the industry to drive our global opportunity and offer a superior customer experience. This is a pivotal step to accelerate our evolution from a successful pure-play live auction company to a diversified multi-channel asset disposition company.

Our full year financial results are principally a reflection of the unprecedented shortage of equipment supply and the uncertainty caused by a significant delay in regulatory approvals that led to higher than normal salesforce turnover — especially in the US. The Company did however, make substantial progress last year on many fronts, and the Committee took several key steps in 2017 to better align pay with performance and ensure we positioned the Company well to deliver on our long-term strategic objectives.

As a Committee, our focus in 2017 was on the following critical activities.

Attract and retain the talent needed to lead a strategic transformation to grow the Company’s business

•	We retained talent from IronPlanet and hired externally to drive this digital transformation. In 2017, two key individuals, Jeff Jeter and Marianne Marck, became NEOs of the Company. These leaders have critical skills for our future growth, but neither had a strong ownership position or significant retention value in unvested equity. To address this gap, we increased their retention and ownership by granting a one-time Special RSU award. This award encourages these leaders to focus on Ritchie Bros.’ long-term growth, which is aligned with shareholder interests.

Provide a strong incentive for executives and key employees to work toward the achievement of the Company’s goals, including long-term earnings growth and sustained value creation

•	In light of the IronPlanet acquisition, we reviewed our peer group and added four similar sized digital/technology firms. Ritchie Bros. has no direct publicly traded competitors, so we choose our peer group based on industry segment, financial metrics, talent competitors and customers. We use Gross Transactional Value (GTV) rather than Revenue as a key size parameter in choosing peer companies. We believe that GTV, which is the value of all items transacted through Ritchie Bros., is a much better measure of the marketplace value created by the goods we have sourced and sold and consequently is the right measure to assess the comparative complexity of our business. We use market capitalization, cash flow from operations, EBITDA, revenue and gross margins as additional reference measures in selecting our peer group.

•	With the IronPlanet acquisition closing mid-year, we reviewed our measures and metrics for the 2017 Short-Term Incentive (STI) plan and the Long-Term Incentive (LTI) plan. For the 2017 STI, (i) we added a new synergies component, (ii) we kept the other component target and maximum performance levels as originally planned (while accounting for the addition of the IronPlanet forecast), and (iii) for all but the CEO, we lowered the threshold performance requirement to continue to motivate our employees to achieve significant results despite adding the work and complexity of an integration. Our CEO’s STI was held to the original threshold, target and maximum performance requirements and we capped the maximum achievement of synergies at 100% (for all employees). For the 2015-2017 PSU grant we truncated the performance period and measure of TSR (as defined below) at 30 months, allowing it to be measured entirely prior to the acquisition. For the 2016-2018 PSU grant, we split the measures and metrics into two 18-month periods, while keeping relative TSR for the full 36-month period. The first 18-month period reflects results prior to the acquisition; the second period reflects results post acquisition. For the 2017-2019 PSU grant, we used post acquisition targets. These decisions created incentives to produce the desired longer-term results aligned with our strategy, and to drive the right results for and alignment with the shareholders.

Ensure that the interests of management and the Company’s shareholders are aligned and that the compensation packages are fair to senior management, employees, and shareholders.

•	This year we provide additional disclosure which we believe provides a more comprehensive view of the linkage between pay and performance. We engaged Meridian to prepare ISS’ quantitative pay for performance analysis using our peer group based on GTV. In addition to the Summary Compensation Table, we also show realizable pay compared to our compensation peer group. As realizable pay measures the actual outcome of our incentive awards, taking into account the effect of actual share price movement on pay, this is a better test of alignment of pay and performance.
•	In addition to the other changes we made to the 2017 STI, we appropriately decreased the corporate score element of the STI downward. We determined that synergy results which exceeded the target payout level at 120% would be reduced to 100% performance level in light of our overall financial performance during the year. We felt that this better reflected performance against shareholder expectations. These actions reduced the STI corporate achievement for the NEOs (other than the CEO) to 84.1%.
•	The 2017 STI corporate achievement for the CEO is 51.3% as a result of the higher threshold performance levels retained for him and the synergy cap. The CEO STI is based 100% on the corporate achievement. We also held the CEO base salary and LTI grant value flat for 2017.

We believe our collective actions led to strong pay for performance alignment in this transitional, transformational year, while balancing the need to attract and retain the best talent needed to achieve long-term shareholder value creation.

Sincerely,

Sarah Raiss
Chair, Compensation Committee
(On behalf of the entire board)

Philosophy of Our Executive Compensation Program

The philosophy underlying our executive compensation is to provide an attractive, flexible and market-based total compensation program tied to performance and aligned with the interests of our shareholders.

Our objective is to:

•	attract and retain the talent needed to lead a strategic transformation to grow the Company’s business;
•	provide a strong incentive for executives and key employees to work toward the achievement of the Company’s goals, including long-term earnings growth and sustained value creation; and
•	ensure that the interests of management and the Company’s shareholders are aligned and that the compensation packages are fair to senior management, employees, and the shareholders.

Our executive compensation program is an important component of our overall human resources policies. Equally important, we view compensation practices as a means to communicate our goals and standards of conduct and performance, and to motivate and reward employees in relation to their achievements.

Overall, the same principles that govern the compensation of all our salaried employees apply to the compensation of our executive officers.

Within this framework, we follow these principles:

1.	Attract, motivate and retain top-caliber talent: Executive officers should have base salaries and employee benefits that are market competitive and that permit us to hire and retain high-caliber individuals at all levels;
2.	Pay for performance: A significant portion of the annual compensation of our executive officers should vary with annual business performance and each individual’s contribution to that performance;
3.	Reward long-term growth and profitability: Executive officers should be rewarded for achieving long-term results, and such rewards should be aligned with the interests of our shareholders;
4.	Align compensation with shareholder interests: The interests of our executive officers should be linked with those of our shareholders through the risks and rewards of the ownership of our common shares; and
5.	Promote accountability; no incentive for excessive or inappropriate risk-taking: Our compensation program has payout caps and targets are set on a basis that does not encourage excessive risk-taking.

These principles are the foundation for a compensation framework that focuses management’s best efforts on achieving the Company’s goals and generating sustainable shareholder value. To this end, our principles lead us to take certain actions:

What We Do

•	At-risk Pay: 78% of the CEO’s target compensation is at-risk incentive compensation, and 65% of the other NEOs’ target compensation is at risk
•	Pay for Performance: through significant portions of pay at risk, clear performance targets and individual differentiation
•	Review Peer Compensation Data: prior to making executive compensation decisions
•	Competitive Benchmarking: against a size and industry appropriate peer group to align compensation to be within a competitive range of the median of the market

•	Double Trigger: severance provisions in executive employment agreements and long-term incentive plans require both a change in control and termination of employment to provide benefits
•	Caps on Incentive Payouts: short-term incentives and PSU plans cap payouts at a maximum of 200% of target for exceptional performance
•	Mitigate Undue Risk: including having a clawback policy, setting multiple performance measures and targets, and maintaining robust Board and management processes to identify risks
•	Post-Employment Covenants: protect the business after the employment relationship ends
•	Modest Perquisites: providing only those that have a sound value to our business
•	Stock Ownership Guidelines: ensure management acts and thinks like long-term shareholders
•	Regular Review of Share Utilization: including overhang levels (dilutive impact of equity compensation on our shareholders) and annual run rates (the aggregate shares awarded each year as a percentage of total outstanding shares)
•	Responsive to Shareholder Feedback: we solicit and make changes to our programs based on input from our shareholders
•	Independent Compensation Consulting Firm: that provides advice to the Compensation Committee and provides no other services to our Company
•	Annual Risk Review by the Compensation Committee: ensures our programs do not create excessive or inappropriate risk taking

What We Don’t Do

•	No Excise Tax Gross-Ups upon Change in Control
•	No Repricing of Stock Options
•	No Liberal Recycling of Shares
•	No Pledging Shares of Company Stock Received as Compensation as Collateral for a Loan
•	No Hedging Shares of Company Stock Received as Compensation
•	No Guaranteed Incentive Payouts
•	No Above Market Returns on Deferred Compensation Plans
•	No Tax Gross Ups
•	No Excessive Severance Obligations

Executive Compensation Principles and Framework

Our compensation principles and practices are summarized below.

Attract, Motivate and Retain Top-caliber Talent

Our compensation principles and framework are designed to attract and retain the superior leadership we need to lead and grow the business.

To ensure our compensation practices remain competitive, we benchmark NEOs’ compensation against the compensation offered by companies in our Peer Group. We engage an independent compensation consultant to assess the appropriateness of the Peer Group and to advise on compensation structure and levels.

In 2016 we thoroughly reviewed our Peer Group with the assistance of Meridian. With the acquisition of IronPlanet we again engaged Meridian in 2017 to evaluate our Peer Group given the multichannel evolution and enhanced digital capabilities of our new combined company. See the detailed discussion of our Peer Group on pages 80 – 83, under “ — Compensation Peer Group”.

Pay for Performance

Our compensation policy supports the Company’s strategy and business goals. We pay for performance.

•	CEO target compensation: 78% at-risk.

The CEO’s target compensation is payable based on achievement of performance targets linked directly to the Company’s Strategic Roadmap and to long-term shareholder value creation. See graph below.

•	Executive target compensation: 60% to 68% at risk (depending on the executive).

Majority of executives’ compensation (at target) is in the form of at-risk incentive compensation that is awarded and paid out based on the achievement of Company goals, corporate and business unit financial performance, and the creation of long-term sustainable shareholder value. The proportion of variable versus fixed compensation increases along with an executive’s responsibility and ability to affect the Company’s strategic results. See graph below.

•	Our STI plan focuses on specific annual objectives, and is meant to reward achievement of our annual financial performance goals, and to establish appropriate company performance expectations to ensure that our executives are accountable for our continued growth and profitability. Performance metrics and goals were established by the Compensation Committee based on an informed review of the Company’s financial performance and strategy and the pay practices of the companies in our Peer Group.
•	Our LTI plan is 100% performance focused, comprised of 50% PSUs and 50% stock options. We grant stock options as part of a well-balanced compensation program to focus our executives on increasing long-term shareholder value. Stock options have a ten-year term and reward for share price appreciation. PSUs have a three-year performance period and reward for meeting certain performance targets.

Reward Long-Term Growth and Profitability

Shareholder-Oriented Long-Term Incentives

Long-term incentives make up a significant portion of total direct compensation (56% for our CEO and between 38% and 44% for our other NEOs), and both short- and long-term variable pay is contingent on performance.

RSUs are not included in our regular long-term incentive award mix to better align the compensation of our executives with the outcomes for our shareholders. We occasionally award RSUs on a very targeted basis, primarily to new hires to compensate for equity awards forfeited at a former employer, or to provide retention for business-critical employees where there is a real retention risk.

The Compensation Committee and the Board believe that the use of equity-based compensation, combined with share ownership guidelines, aligns the interests of executives with those of shareholders, and rewards the creation of sustainable, long-term shareholder value.

Our heavy weighting to long-term incentives ensures that pay outcomes are fully aligned with shareholders over the longer term while keeping our compensation program competitive with our peers.

Our emphasis on equity compensation and the significant shareholdings required to be maintained by our executives create a direct link between share price performance and the potential value that our executives can realize from our equity programs.

Align Compensation with Shareholder Interests

Our compensation policy promotes alignment of interest between management and shareholders through equity ownership requirements, at-risk pay elements, and long-term incentive compensation. As well, we actively seek our shareholders’ opinions on our executive compensation program and carefully consider their feedback when making compensation decisions.

Equity Ownership Requirements and Hold Until Met

Our share ownership guidelines require all NEOs, as well as all other executives, to build and hold meaningful levels of equity in the Company. Executives must hold equity with a minimum value equal to a multiple of their base salary, retain a portion of the underlying common shares received on the exercise of options and redemption of equity until guidelines are met, and adhere to a series of constraints controlling their disposition of the Company’s shares.

CEO Hold Until Met, Post-Exercise Hold and Post-Employment Equity Holding Requirements

Our CEO, Mr. Saligram, is subject to market leading ownership requirements. He is required to hold 100% of the after-tax value from any payouts or gains resulting from awards under the annual long-term incentive program and his sign-on grant until the share ownership guidelines are satisfied. Thereafter, 50% of the after-tax value of each payout/gain is to be held for a period of at least two years following the payout date. In addition, Mr. Saligram is required to hold common shares with a value equal to the sum of his annual base salary and short-term incentive bonus for a period of at least one year following the end of his employment.

Shareholder Feedback

The Company endeavors to solicit shareholders’ views on a number of topics. We held a non-binding advisory shareholder vote on the compensation program for our NEOs, commonly referred to as a “say on pay” vote, at our 2017 Annual and Special Meeting of Shareholders.

We received 97% of votes in favor of our say on pay proposal at the 2017 Annual and Special Meeting of Shareholders. Our Compensation Committee has considered and will continue to consider the outcome of our say on pay votes and our shareholders’ views when making compensation decisions for our NEOs, including the outcome of “Proposal Three: Advisory Vote on Executive Compensation” at this Annual and Special Meeting.

Promote Accountability; Discourage Excessive Risk-Taking

Our compensation program discourages excessive risk-taking. The Company enforces this principle through the share-ownership requirements described above, as well as hedging and trading restrictions and a clawback policy described below. Moreover, each year the Compensation Committee reviews compensation policies and practices to ensure they do not encourage executive officers to take excessive or inappropriate risks.

Hedging and Trading Restrictions

The Company prohibits hedging or monetization transactions that could limit an employee’s economic risk exposure to our share price with respect to their ownership of common shares or awards of stock options or other equity based compensation. Prohibited transactions include the purchase of financial instruments, including prepaid variable forward contracts, equity swaps, collars, puts, calls or other derivative securities that are designed to hedge or offset a decrease in market value of the Company’s equity securities.

Clawback Policy

The Company has an Incentive Compensation Clawback Policy, which permits recovery of both short and long-term equity Incentive Compensation from all executive officers (the “Clawback Policy”) if:

•	the Company restates financial results, for any reason other than a change in applicable accounting rules or interpretations; and
•	the amount of the performance-based compensation paid or awarded to an executive officer would have been a lower amount had it been calculated based on such restated financial statement.

In this circumstance, the Board may seek to recover for the benefit of the Company the excess performance-based compensation, both short- and long-term, paid or awarded during the three years preceding such restatement.

We will review our Clawback Policy as part of our 2018 review of best practices.

Compensation Risk and Governance Review

Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Compensation Committee is responsible for compensation risk and, accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk-taking by the Company’s executive officers.

The Compensation Committee has implemented a formal decision-making process that involves management, the Committee and the Board. The Committee uses a multi-step review process for all compensation matters, first adopting goals and metrics of performance, reviewing how performance compares to the pre-established metrics and then seeking Board input as to the reasonableness of the results. The Committee uses independent external compensation consultants to provide advice in connection with executive pay benchmarking, incentive plan design, compensation governance and pay for performance. The Committee believes that the current executive compensation program strikes an appropriate balance between short-term and long-term incentives, adopting multiple distinct metrics for each component that are aligned with the Company’s overall strategic objectives. The program ensures that executives are compensated fairly and in a way that does not encourage executives to take inappropriate risks.

All of the members of the Compensation Committee are independent, and one member is also the chair of the Audit Committee, ensuring that the Compensation Committee has an in-depth knowledge of the Company’s financial position when making compensation decisions.

For 2017, the Compensation Committee completed a full risk review of the executive compensation programs with Meridian, our independent compensation consultants, and concluded that our compensation programs are not reasonably likely to have a material adverse effect on the Company, its business or its value. This review helps the Compensation Committee to structure executive compensation programs that avoid exposing the Company to unwarranted risk.

The Compensation Committee

The Compensation Committee is comprised of Eric Patel, Robert G. Elton, Erik Olsson, J. Kim Fennell and Sarah Raiss, each of whom is an independent director, with Ms. Raiss serving as the Chair. Details of the Compensation Committee’s duties are summarized under “Corporate Governance — Board Committees — Compensation Committee” on page 31 and are fully set out in the Compensation Committee’s charter, which can be found on our website at www.rbauction.com/investors. The Compensation Committee held 13 meetings during 2017.

Advisors to the Compensation Committee

The Compensation Committee retains independent consultants to provide advice and recommendations regarding executive compensation matters. However, the Compensation Committee is ultimately responsible for its decisions and, in making its determinations and decisions or recommendations to the Board, takes into consideration information and considerations in addition to the information, advice and recommendations provided by consultants.

During 2017, the Compensation Committee retained Meridian to review executive compensation programs, advise on an appropriate Peer Group and provide oversight and advice related to the executive compensation programs. Meridian is fully independent and provides no advice or services to the Company’s management.

The aggregate fees billed to the Company for consultation over the past two years are set out below.

	2016	2017
Meridian Compensation Partners
Executive Compensation Related Fees	$64,024	$166,576
All other fees	—	—
Towers Watson
Executive Compensation Related Fees	71,572	—
All other fees	21,450	—
TOTAL	$157,046	$166,576

Compensation Framework

The compensation paid to each of our NEOs in 2017 generally consisted of the four elements shown below. The Company believes that the mix of base salary, performance-based bonus, and participation in long-term incentive plans creates a balanced approach to executive compensation consistent with generally accepted compensation principles and good governance practices. The Compensation Committee annually reviews the relative emphasis of each of these elements to ensure the overall compensation structure remains consistent with the compensation principles and provides the appropriate level of reward for past achievements and incentive for future performance. In addition, the Compensation Committee annually assesses the competitiveness of the Company’s compensation program relative to programs among selected peer companies. (see “ — Compensation Peer Group” on page 80.)

TYPE	FORM	PERIOD	HOW IT IS DETERMINED	RISK MANAGEMENT
FIXED COMPENSATION	Provides market competitive level of fixed compensation.
Base salary (page 67 )	Cash	One year	Based on market competitiveness among the Peer Group, individual performance, experience, scope of the role and internal equity.	Fixed pay, paid throughout the year and provides a certainty at a base level for fulfilling individual responsibilities.
VARIABLE (AT-RISK) COMPENSATION	The STI encourages achievement of annual pre-established corporate and business unit objectives. STI is subject to the clawback policy.
Short-term incentive, (STI) (page 68)	Cash	One year	Focuses on specific annual objectives.

Target award based on market competitiveness among the Peer Group and other factors.

Actual award based on corporate and business unit performance, and, if applicable, for some executives, individual goals.

Provides a balanced focus on short-term performance based on a pre-determined set of performance metrics. Actual payout on metrics could be 0 – 200%.

Targets and results are approved by the Compensation Committee.

VARIABLE (AT-RISK) COMPENSATION	LTI compensation provides incentive to achieve longer-term performance and opportunity to receive equity-based compensation aligned with shareholder interests. Payout is tied to both Corporate performance and share-price performance. LTI is subject to the clawback policy.
Long-term incentive, (LTI) (page 70)	Performance share units	Three-year term, with vesting at the end of three years	Focuses on longer-term objectives.

Target award based on market competitiveness of the LTI package among the comparator group and other factors.

Actual payout based on our overall performance, combining:

•  Return on net assets (RONA)(1)

•  Net Operating Profit After Tax Return on Invested Capital (ROIC)(1)

•  Earnings compounded annual growth rate (CAGR)(1)

•  The Company’s Total Shareholder Return (“TSR”) relative to the TSRs of a select group of industrial companies.

Payment is made in the Company’s common shares issued from treasury

Performance is measured on previously established targets approved by the Compensation Committee.

Three-year vesting period maintains longer term focus for decision-making and management of business. Vesting and payout eligibility capped. Actual payout could be 0 – 200% and the TSR modifier could reduce the vested PSUs by 25% (for bottom quartile performance) or increase the vested PSUs by 25% for top quartile performance), subject to a 200% maximum.

	Stock options	Ten-year term, with one-third vesting each of the first three years starting on the first anniversary of the grant date	Target award based on market competitiveness of the LTI package among the Peer Group and other factors. The final realized value is based on the appreciation of the Company’s common share price.	Provides a balanced incentive to take appropriate risks. Three-year vesting eligibility period and ten-year term maintain longer-term focus for decision-making and management of business.
(1)	For a description of these non-GAAP measures, refer to “Annex: Selected Definitions of Operational and Financial Performance” in this Proxy Statement. The ROIC performance measure used to determine long-term incentive compensation is calculated differently from the

ROIC presented in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as it is based on net operating profit after tax rather than net income attributable to shareholders.
(2)	TSR represents the total Company share price appreciation over the appropriate period, including dividends per share distributed, where share price is based on the NYSE-trading price and dividends paid per share in U.S. dollars.

In addition, the NEOs may participate in the Company’s other long-term plans, including the U.S. Deferred Compensation Plan (as defined below), which was previously referred to as the U.S. 10-10 Program, the Employee Stock Purchase Plan, as amended (“ESPP”), the Registered Retirement Savings Plan (“RRSP”) and the 401(k) plan, as applicable. Certain of the NEOs were also able to participate in the Canada 10-10 Program (as defined below) in 2017; the Canada 10-10 Program was terminated as of December 31, 2017.

2017 Business Performance

Our executive compensation program is designed to link the pay of our NEOs to the performance achieved in the year and over a sustained period of time. In 2017, this performance resulted in short-term incentive corporate performance factors for NEOs ranging from 51.3% (for our CEO) and 84.1% (for executives on the STI plan) of target. The 2015 PSU awards relating to the 2015 to 2017 performance period vested at 143.25% of target.

2017 Strategic Achievements

The Company’s management team has actively been executing the Company’s 2015 “Grow, Drive, Optimize” strategy. During 2017, many initiatives and corporate development actions were accomplished:

Grow: Revenue & Earnings
✓ Closed acquisition of IronPlanet in 2017 and made significant integration progress, including creating a merged sales team, and enabling multi-channel solutions model
✓ Signed strategic alliance with Caterpillar (the “CAT Alliance”), and became Caterpillar’s preferred global partner for live onsite and online auctions for used Caterpillar equipment and added 75 Caterpillar dealers to the alliance
✓ Launched Marketplace[e], offering our customers additional control over the price, location and timing of their consignments
✓ Return to growth in our International business
✓ Services business delivered continued growth driven by Ritchie Bros. Financial Services (RBFS) growing 26%, with Mascus increasing 32%
Drive: Efficiencies & Effectiveness	✓ Realigned our combined US sales team to better match regional market potentials
✓ Achieved stated IronPlanet acquisition synergies; on-track to realize $20 million in run-rate IronPlanet acquisition synergies by the end of fiscal 2018
✓ Continued to evaluate the returns at each of our regional and permanent auction sites; terminated our lease in Panama, began exploring alternate uses at our Narita, Japan site, and closed 5 sites in an effort to streamline our auction site portfolio
✓ Consistently measured corporate performance against key scorecard and evergreen model targets; absent non-recurring expense items, impairment items and one-time tax losses and recoveries, 2017 performance was impacted primarily due to macro-economic pressures and the prolonged acquisition closure process, however, the Company still achieved many of its evergreen model targets
Optimize: Balance Sheet	✓ Cash flow: Company continues to generate cash provided by operating activities in excess of net income
✓ Managed debt levels while returning cash to shareholders via ongoing dividends
✓ Controlled capital spend: delivered net capital spend less than 10% of revenues

Full year business results were influenced by broad-based effects of unprecedented demand for infrastructure projects, high equipment utilization rates, and an overall equipment shortage principally in the United States and Canada, resulting in lower than expected full year GTV and revenue performance. The Company also faced headwinds from 2016, which included the major third quarter 2016 Columbus, United States, and first quarter 2016 Grande Prairie, Canada, auctions, resulting in lower volume over the comparable period. In 2017, the Company also undertook the complex work of integrating the IronPlanet acquisition, which resulted in a temporary sales productivity decline. Despite these headwinds, the Company delivered a number of key accomplishments and positioned itself for strong long-term growth.

2017 Key Accomplishments

•	Completion of the IronPlanet acquisition; accelerating RBA’s multichannel evolution and digital capabilities while providing customers with unprecedented choice in the marketplace
•	The Company returned $72.8 million to shareholders through dividends

•	Successfully delivered year one acquisition (IronPlanet) integration milestones
•	CAT Alliance dealer momentum with approximately 50 North American contracts signed and 25 international contracts signed
•	Return to growth for our international business; delivering 6% GTV growth and 16% Revenue expansion
•	Quickly leveraged opportunity to combine Equipment One with IronPlanet’s Daily Marketplace to create the newly formed Marketplace[e]; offering unprecedented control and selection for buyers

Long-Term Financial Performance

2017 results should be viewed in the context of the Company’s longer term financial performance. Since December 31, 2012, the Company has delivered a 60.6%(1) return to shareholders when taking stock price appreciation plus reinvested dividends into account.

Indexed 5-Year Return on $100.00 Invested in the Company vs. Market

	Year ended December 31,
Company/index	2012	2013	2014	2015	2016	2017
RBA (NYSE)	$100.00	$106.14	$124.23	$111.91	$156.97	$138.63
Russell 2000	$100.00	$157.05	$162.59	$153.31	$183.17	$207.24
S&P/TSX	$100.00	$113.94	$122.39	$108.82	$127.88	$135.58
DJIA	$100.00	$135.68	$145.88	$142.62	$161.76	$202.33

(1)	TSR assumes dividends were reinvested in common shares of the Company.

2017 Compensation for Named Executive Officers

In this section, we describe the material components of our executive compensation program for our Named Executive Officers, or “NEOs,” whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in this Proxy Statement.

The Compensation Committee determines compensation for our NEOs using a pay-for-performance framework that links compensation with overall business and individual performance. In setting compensation levels, the Compensation Committee aims to provide appropriate reward for annual performance as well as incentive for future achievement.

Our NEOs for 2017:

Name	Title	Date of Appointment
Ravi Saligram	Chief Executive Officer	July 2014
Sharon Driscoll	Chief Financial Officer	July 2015
Jim Barr*	Group President, Emerging Business, Brand Innovation and Technology Services	November 2014
Jeff Jeter	President, Sales U.S.	June 2017
Marianne Marck	Chief Information Technology Officer	April 2016

*	Mr. Barr ceased to serve as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018.

Significant 2017 Compensation Actions

During 2017, the Compensation Committee made the following decisions and took the following actions with respect to the Company’s executive compensation program:

•	Amended the annual incentive plans to be simpler, easier to understand and better aligned with our strategy and key financial results.
•	Added four digital peers to our Peer Group to account for the impact of the IronPlanet acquisition on the evolving Company.
•	Terminated the Canada 10-10 Program for senior executives.
•	Amended the U.S. 10-10 Program for senior executives to end the Company match.
•	Provided no increase to the CEO’s Base Salary, Target STI, or Target LTI.
•	Changed the performance metric on the LTI from RONA to ROIC to better reflect the change in the corporate structure of the Company after the IronPlanet acquisition.
•	Adjusted the STI plan to add a new synergies component, kept the target and maximum performance levels as originally planned (while accounting for the addition of the IronPlanet forecast), and lowered the threshold performance requirement (for all but our CEO) to continue to motivate our employees to achieve significant results while adding the work and complexity of the integration.

CEO Compensation Summary

Ravi Saligram, Chief Executive Officer

The graph below displays the link between our executive compensation plans and Company performance. We have compared our CEO’s total direct pay as reported in the Summary Compensation Table (excluding all other compensation value) to his realizable pay over five cycles of three fiscal years each. The Company’s TSR over the same 3-year cycles illustrates the strong alignment between share price performance and the realizable value of the CEO’s compensation.

Trend in CEO Pay vs. Annualized TSR

3-Year Rolling Cycles, 2011 - 2017

Total Shareholder Return
30%
20%
10%
0%
-10%
-20%
-30%
-40%
3-Year CEO Pay
($ thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
4.3% TSR
14.3% TSR
19.9% TSR
25.9% TSR
8.8% TSR
2.0% TSR
9.3% TSR
7.4% TSR
16.6% TSR
6.0% TSR
2011-13
2012-14
2013-15
2014-16
2015-17

	2011-13	2012-14	2013-15	2014-16	2015-17
Total Direct Pay (SCT)	5,150	9,236	12,394	15,034	14,050
Realizable at End of Period	3,999	9,208	9,844	22,252	13,568
3-Year TSR (NYSE)	2.0% TSR	9.3% TSR	7.4% TSR	16.6% TSR	6.0% TSR
3-Year TSR (TSX)	4.3% TSR	14.3% TSR	19.9% TSR	25.9% TSR	8.8% TSR

The alignment shown in the above graph demonstrates the effectiveness of our philosophy of tying a significant portion of total direct compensation to the attainment of performance objectives and value creation.

The table below provides a breakdown of elements in calculating total compensation for our CEO in terms of realizable pay and pay as disclosed in the Summary Compensation Table:

Pay Element	Realizable Pay	Summary Comp Table
Base Salary Annual	Salary received during the cycle	Salary received during the cycle
Annual Incentive	Actual short-term incentive earned during the performance cycle	Actual short-term incentive earned during the performance cycle
PSUs	Value of awards granted during the cycle that vested and were paid out during the cycle
Value of unvested awards granted during the cycle, calculated on the last day of the cycle assuming target performance levels
Fair value of awards on the grant date
Stock Options	Value of gains realized upon exercise of options granted during the cycle In-the-money value of unvested or unexercised options granted during the cycle, calculated on the last day of the cycle	Fair value of awards on the grant date
RSUs	Value of awards granted during the cycle that vested and were paid out during the cycle Value of unvested awards granted during the cycle, calculated on the last day of the cycle assuming 100% vesting	Fair value of awards on the grant date
New Hire Awards	Included in 2014 (Stock Options and PSUs)	Included in 2014 (Stock Options and PSUs)

The total compensation shown in the Summary Compensation Table is calculated in accordance with the SEC rules. Under these rules, we are required to show the grant date value of equity and equity-based awards, even though the ability of our executives to realize value from these awards is contingent on the achievement of performance conditions (such as the achievement of financial targets for the PSUs and the requirement that our stock price appreciate for any value to be realized with respect to stock options). As a result, total compensation as defined by the SEC differs substantially from the compensation actually realized by our CEO (and other NEOs) in a particular year.

The primary reason for the differences between reported pay in the Summary Compensation Table and realized pay and realizable pay is the method used to value long-term equity awards and the timing of realization. A substantial portion of our CEO’s total compensation is in the form of long-term equity-based awards, which have vesting terms of three years, precluding its immediate realization at the grant date and correlating its realizable value to our future stock performance.

CEO Realizable Pay Analysis

In furtherance of our pay for performance principle, the Committee assessed our CEO’s compensation and Company’s performance relative to our Peer Group. Specifically, the Committee analyzed the relationship between the realizable pay (as defined above) of Mr. Saligram and our Company’s TSR compared with our Peer Group over the three-year period ended December 31, 2016 — the most recent fiscal year-end in which peer company compensation data is available.

The following chart illustrates the degree of alignment between Mr. Saligram’s total realizable pay and our Company’s TSR relative to our Peer Group over the three-year period from 2014-2016. Peer companies are represented by the diamonds in the chart. Companies that fall within the shaded diagonal area (i.e., “zone of alignment”) are generally considered to be aligned from a pay and performance perspective. As demonstrated in the chart, Mr. Saligram’s realizable pay was well aligned with the Company’s performance.

Performance vs. 3-Year Realizable CEO Compensation
RBA & Compensation Benchmarking Peers
Performed Worse, Paid Higher
Performed Better, Paid Higher
Ritchie Bros. Auctioneers
Performed Worse, Paid Lower
Performed Better, Paid Lower
Total Realizable Pay (Percentile Rank)
Average Performance Composite of 6 Metrics (Percentile Rank)

Pay-for-Performance Design

The Company’s objective in setting compensation is to create shareholder value over the long-term, represented by the Company’s earnings performance. To align executive pay with both the Company’s financial performance and the creation of sustainable shareholder value, a significant portion of compensation paid to our NEOs is allocated to performance-based, short-term and long-term incentive programs. This structure makes the majority of executive pay at-risk and dependent on the Company’s performance over the short and long-term. The portion of total compensation deemed “at risk” increases in line with the expansion of our executive officers’ responsibilities and their ability to affect the Company’s financial results.

Each year, the Compensation Committee identifies and considers a range of measures for Company performance and, as appropriate, measures tied to individual performance. The Compensation Committee then selects the measures it believes most closely align with the Company’s Strategic Roadmap and defines specific performance goals for short-term and long-term incentive compensation based on those metrics. These financial performance measures may include, among other measures, revenue, revenue growth, operating profit, net income, GTV, safety metrics, synergies and TSR, as well as the following non-GAAP financial measures:

•	Capital performance
•	Adjusted operating income
•	Adjusted operating income margin

•	Operating free cash flow
•	Earnings growth or CAGR
•	EBITDA
•	Adjusted net income
•	Diluted adjusted earnings per share (EPS) attributable to shareholders
•	RONA
•	ROIC. The ROIC performance measure used to determine LTI compensation is calculated differently from the ROIC presented in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as it is based on net operating profit after tax rather than net income attributable to shareholders.

For a description of these non-GAAP measures, refer to “Annex: Selected Definitions of Operational and Financial Performance” in this Proxy Statement.

Elements of Executive Compensation

The 2017 compensation awards for each of our NEOs generally consisted of the four elements described in the Compensation Framework section on page 58: base salary; a short-term cash incentive bonus; performance-based share units (PSUs) that vest at the end of a three-year performance period, subject to performance targets; and stock options with a ten-year term. Following is a summary of the compensation of the NEOs and their at-target incentive values.

Name	Position	Current Base	STI at Target	LTI at Target	Total Direct Compensation
Ravi Saligram	Chief Executive Officer	1,000,000	1,000,000	2,500,000	4,500,000
Sharon Driscoll(1)	Chief Financial Officer	423,720	317,790	508,464	1,249,974
Jim Barr(2)	Group President, Emerging Business, Brand Innovation and Technology Services	550,000	412,500	770,000	1,732,500
Jeff Jeter(3)	President, Sales U.S.	385,000	231,000	385,000	1,001,000
Marianne Marck	Chief Information Technology Officer	350,000	175,000	350,000	875,000

(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7704 for 2017.
(2)	Mr. Barr ceased to serve as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018.
(3)	Mr. Jeter was appointed President, Sales U.S. on June 1, 2017.

Following is a more detailed description of the amount of each type of compensation element awarded to our NEOs, the performance measures upon which the awards were based, and the longer-term performance targets that determine the vesting and value of the long-term, equity-based compensation elements.

Base Salary

The Compensation Committee reviewed the base salaries of the CEO and other NEOs, comparing them to salaries paid to those in similar positions within our selected Peer Group companies. The Company adjusted Mr. Jeter’s base salary effective June 1, 2017, from $365,000 to $385,000, and the base salary of Ms. Marck from $335,000 to $350,000 effective April 1, 2017. NEO salaries target, and are within a competitive range of, the median of the Peer Group. The referenced base salaries are noted in the table above.

Short-term Performance-Based Non-Equity Incentive Compensation

Short-term incentive bonuses are awarded to NEOs based on successful achievement of corporate performance targets. For those executives who lead a business unit, a portion of the short-term cash incentive award is tied to the business unit’s performance, as shown in the table below. Some executives also have individual goals.

	Target Bonus (% of Base Salary)	Performance Factor Weighting
Name		Corporate	Business Unit	Individual Goals
Ravi Saligram	100%	100%	0%	0%
Sharon Driscoll	75%	100%	0%	0%
Jim Barr(1)	75%	70%	30%	0%
Jeff Jeter(2)	60%	0%	70%	30%
Marianne Marck	50%	70%	0%	30%

(1)	Mr. Barr ceased to serve as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018.
(2)	Mr. Jeter was appointed President, Sales U.S. on June 1, 2017.

Corporate performance targets are set based on the objectives laid out in the Company’s Strategic Roadmap, as measured, in 2017, by four key financial results: Revenue, Diluted Adjusted EPS attributed to shareholders, Operating Free Cash Flow, and Synergies. The Company must meet a minimum threshold level in each of these measures before a bonus payout is earned for that measure, and a maximum payout level is set for each measure. The target, minimum and maximum levels for each metric are based on the Board-approved budget for the year.

Corporate Performance for the 2017 STI Plan

The table below shows the weighting and target, minimum and maximum performance level for each performance measure for 2017. A separate table is provided for the CEO since higher threshold performance levels were set for him than the other NEOs.

Performance Levels (NEOs other than CEO)

Measure ($ millions except EPS)	Weight	Threshold	Target		Maximum
Diluted Adjusted EPS attributed to shareholders ($)	27.5%	0.70	1.49		1.64
Revenue	27.5%	590	676		715
Operating Free Cash Flow(1)	20.0%	75	174		190
Synergies	25.0%	10	13	(2)	—

(1)	Operating Free Cash Flow is targeted to be equal or greater than net earnings, and as such the minimum threshold for the 2017 STI for this measure was set to be 100% of budgeted net income.
(2)	Capped at target.

Performance Levels (CEO)

Measure ($ millions except EPS)	Weight	Threshold	Target		Maximum
Diluted Adjusted EPS attributed to shareholders ($)	27.5%	1.37	1.49		1.64
Revenue	27.5%	638	676		715
Operating Free Cash Flow(1)	20.0%	161	174		190
Synergies	25.0%	10	13	(2)	—

(1)	Operating Free Cash Flow is targeted to be equal or greater than net earnings, and as such the minimum threshold for the 2017 STI for this measure was set to be 100% of budgeted net income.
(2)	Capped at target.

With the acquisition of IronPlanet and the implementation of the merger of the two companies, the Compensation Committee added Synergies as a financial metric to drive scale benefits, cost savings and efficiency improvements as we implemented the acquisition of IronPlanet. In 2017, the Company was able to realize $14.1 million of cost savings and synergies as part of the IronPlanet acquisition. The Compensation Committee also amended the Corporate STI plan to lower the minimum thresholds (other than for the CEO) given the changes brought about by the acquisition and the integration of the two merged companies. Operational targets were adjusted to include IronPlanet forecasted performance.

In assessing actual corporate performance against stated metrics, the Compensation Committee considers unusual, unbudgeted items for potential adjustment in calculating operating financial results and determining incentive payouts. The Committee bases any adjustments on a consideration of the particular facts, and our adjustment principles. In particular, we seek to create a strong alignment between compensation and shareholder value creation, where management is consistently incentivized to make the right long-term decisions for shareholders, and is not inadvertently discouraged from doing so. As part of this process, we will consider unbudgeted items, non-cash accounting entries, certain asset disposals and other items not in the normal course of business for potential adjustment.

In determining actual 2017 corporate performance against the above-mentioned targets, and the resulting STI payouts, the Compensation Committee made certain adjustments to the Company’s operating results to eliminate the impact of certain non-recurring and extraordinary items as follows:

•	The Compensation Committee adjusted for direct expenses and interest costs related to the IronPlanet acquisition and integration planning.
•	The Compensation Committee adjusted for the effect of the non-cash write-down of various technology assets.
•	The Compensation Committee adjusted for the effect of various non-recurring matters impacting income taxes, including the remeasurement of deferred taxes as a result of the 2017 Tax Act and a change in uncertain tax positions.

Giving effect to the above-described adjustments for the purposes of determining STI performance: (i) Diluted Adjusted EPS attributed to shareholders was increased from $0.69 to $1.24; and (ii) Operating Free Cash Flow was increased from $111.9 million to $179.1 million, resulting in a total corporate performance factor of 84.1% for Corporate Performance and 51.3% for our CEO.

Business unit performance measures for our business unit NEOs are shown below.

Name	Weighting	Measures	Performance Factor weighting
Jim Barr(1)	20%	Equipment One
(total 30%)		• Revenue	50%
		• Operating Profit	50%
	10%	Mascus
		• Revenue	50%
		• Operating Profit	50%
Jeff Jeter(2)	70%	U.S.
(total 70%)		• Revenue	100%

(1)	Mr. Barr ceased to serve as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018.
(2)	Mr. Jeter was appointed President, Sales U.S. on June 1, 2017.

Based on the performance shown above, the following cash incentive awards were approved for 2017:

Name	Target Incentive (% of salary)	Target Incentive ($)	Actual Incentive ($)		Actual Incentive (% of Target)
Ravi Saligram	100%	1,000,000	513,100		51%
Sharon Driscoll(1)	75%	317,790	267,186		84%
Jim Barr(2)	75%	412,500	422,511	(4)	102%
Jeff Jeter(3)	60%	231,000	82,622		61%
Marianne Marck	50%	175,000	168,618		96%

(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7704 for 2017.
(2)	Mr. Barr ceased to serve as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018.
(3)	Mr. Jeter was appointed President, Sales U.S. on June 1, 2017.
(4)	Mr. Barr also received a milestone incentive award of $60,000 based on his successfully achieving two pre-determined performance goals: (1) the integration day-one readiness for the IronPlanet acquisition, and (2) the development of the technology pipeline for the new CAT Alliance.

Long-term Equity-Based Incentive Compensation

The Compensation Committee and the Board believe that the use of equity-based compensation, combined with share ownership guidelines, aligns the interests of executives with those of shareholders, and rewards the creation of sustainable, long-term shareholder value. The Company makes two types of equity awards to NEOs: performance-based share units (PSUs) and stock options. Our equity-based incentive plan is market competitive, performance linked, and aligned with shareholder interests.

We have eliminated RSUs from our annual long-term incentive award mix to better align the compensation of our executives with the outcomes for our shareholders. We occasionally award

RSUs on a very targeted basis, primarily to new hires, to provide compensation for equity awards forfeited at a former employer or to provide retention for business-critical employees where there is a real retention risk.

Grants of PSUs and stock options under our long-term incentive plans are based on corporate performance goals and set as target percentages of participants’ base salaries. For 2017 NEOs grants range from 100% to 250% of annual base salary.

As long-term incentives represented approximately 56% of the CEO’s direct compensation and between 38% and 44% of NEOs’ direct compensation mix in 2017, the value derived from these incentives strongly impacts the pay for performance relationship.

Target Equity Grant Values

Name	PSU	Stock Options	Total
Ravi Saligram	1,250,000	1,250,000	2,500,000
Sharon Driscoll(1)	254,232	254,232	508,464
Jim Barr(2)	385,000	385,000	770,000
Jeff Jeter(3)	192,500	192,500	385,000
Marianne Marck	175,000	175,000	350,000

(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7704 for 2017.
(2)	Mr. Barr ceased to serve as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018.
(3)	Mr. Jeter was appointed President, Sales U.S. on June 1, 2017.

2017 PSU Awards

The Company generally grants PSUs annually, early in the year. PSU awards vest on the third anniversary of the effective date of the grant contingent on achievement of performance targets measured over three years.

The 2017 PSU awards, granted in March 2017, vest based on performance factors related to ROIC and Earnings CAGR, as well as a TSR market factor modifier, over the three-year period ended December 31, 2019. These performance and market factors are critical elements of the Company’s Strategic Roadmap, as they represent growth and operational efficiency and contribute to increased shareholder value over the long-term. The number of PSUs eligible for vesting will be calculated by interpolating between the minimum, target and maximum thresholds depending on actual performance.

Performance Factor	Weighting Factor
ROIC	50%
Earnings CAGR	50%

Performance Measurement	Relative TSR Position	Associated Adjustment to Vesting (discount applied to PSUs)
The Company’s TSR relative to the TSRs of each company in the comparison group over the three-year period ending December 31, 2019.(1)	At or equal to the bottom quartile	(25)%
	Above the bottom quartile	0%
	Top quartile(1)	25%

(1)	Although vested PSUs could be increased, the 200% cap would be maintained.

The TSR comparison group comprises the companies listed below which reflect a number of companies that are business competitors or in related businesses.

Machinery
• Cat
• Deere
• Terex
• AGCO
• Astec Industries
Equipment Distributers/Rentals
• Finning
• Wajax
• Toromont
• Rocky Mountain Dealerships
• United Rentals
• Titan Machinery
• H&E Equipment Rentals
• WesternOne
• Strongco
• Generac
Auction/Business services
• KAR Auction Services
• Copart
• Liquidity Services
• Ebay
• Sotheby’s

US Construction exposure
• Granite Construction (Non-res)
• DR Horton (Largest US homebuilder)
• PulteGroup (Second largest US homebuilder)
• Fluor (Non-res, Civil Engineering)
• KBR (Non-res, Civil Engineering)
Oil & Gas Exposure
• Halliburton
Transportation
• PACCAR
• Rush Enterprises

The NEOs were awarded the following PSUs for 2017:

Name	PSUs(1)
Ravi Saligram	38,145
Sharon Driscoll	7,571
Jim Barr(2)	11,749
Jeff Jeter(3)	6,821
Marianne Marck	5,340

(1)	Excludes dividend equivalent rights accrued after the date of the grant, which are subject to the same vesting conditions as the underlying PSU awards.
(2)	Mr. Barr ceased to serve as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018.
(3)	Mr. Jeter was appointed President, Sales U.S on June 1, 2017.

2016 PSU Awards

On December 14, 2017, the 2016 PSU awards, granted in March 2016, were modified in response to the IronPlanet acquisition and the resulting change in the debt structure of the Company. Specifically, the performance period over which the performance and market factors are measured was divided in half such that the first half ended in the reporting period in which IronPlanet was acquired (June 30, 2017), and the second half commenced post-acquisition. In addition, the performance factor applied in the second half of the performance period was modified from the original performance factor that was applied in the first half of the performance period.

The original performance factor was based on:

•	RONA calculated as at a point in time; and
•	Earnings CAGR over a 36-month performance period ending December 31, 2018.

The modified performance factor divided the original 36-month performance period into two, 18-month periods, each with equal 50% weighting on the overall performance factor.

The first performance period was based on:

•	RONA calculated as at a point in time; and
•	Earnings CAGR over an 18-month performance period ending June 30, 2017.

The second performance period is based on:

•	ROIC calculated as at a point in time; and
•	Earnings CAGR over an 18-month performance period ending December 31, 2018.

The market factor, which is based on relative TSR over the 36-month period ending December 31, 2018, remained unchanged. These factors were selected because they represent appropriate progress in achieving our post-acquisition Strategic Roadmap growth and operational efficiency goals, and can drive shareholder value over the long-term.

The 2016 PSU awards have a single three-year vesting period ending on the third anniversary of the effective date of the grant.

The following table sets forth the modified performance factor weightings for the first 18-month performance period ended June 30, 2017:

Performance Factor(1)	Weighting Factor
RONA	50%
Earnings CAGR	50%

(1)	Target for the 18-month period ending June 30, 2017.

The percentage of PSUs that will vest at the end of the three-year vesting period will be determined in accordance with the following definitions and targets. With respect to the RONA and earnings targets for the first 18-month performance period, the number of PSUs that were eligible for vesting were calculated by interpolating between the minimum, target and maximum thresholds based on actual performance.

Performance measurement	RONA	Associated Level of Vesting (% of target award subject to RONA)
RONA	Less than 25.30%	0%
	25.30%	50%
	25.80%	100%
	Greater than or equal to 26.80%	200%

Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	Less than 7.00%	0%
	7.00%	50%
	12.00%	100%
	Greater than or equal to 16.00%	200%

As a result of the performance during the 18-month performance period ending June 30, 2017, and after applying the appropriate weighting to the above-mentioned performance measures, the first half performance factor achievement is 100% of target. This first half performance period achievement will be weighted at 50% when determining the total 2016 PSU awards that will vest in March 2019.

The following table sets forth the modified performance factor weightings for the second 18-month performance period ended December 31, 2018:

Performance Factor(1)	Weighting Factor
ROIC	50%
Earnings CAGR	50%

With respect to the ROIC and earnings targets for the second 18-month performance period, the number of PSUs eligible for vesting will be calculated by interpolating between the minimum, target and maximum thresholds depending on actual performance.

Performance Measurement	Relative TSR Position	Associated Adjustment to Vesting (discount applied to PSUs)
The Company’s TSR relative to the TSRs of each company in the comparison group over the three years ending December 31, 2018.(1)	At or equal to the bottom quartile	(25)%
	Above the bottom quartile	0%

(1)	The TSR comparison group comprises the companies described on page 72.

2015 PSU Awards

On August 28, 2017, the 2015 PSU awards, granted in March 2015, were modified in response to the IronPlanet acquisition and resulting change in the debt structure of the Company. Specifically, the performance period over which the performance and market factors are measured was shortened from 36-months to 30-months so that it ended in the reporting period in which IronPlanet was acquired. The original performance factor was based on:

•	RONA calculated as at and for the year ended December 31, 2017; and
•	Earnings CAGR over a 36-month performance period ending December 31, 2017.

The original market factor was based on TSR over the 36-month period ended December 31, 2017.

The modified performance factor was based on:

•	RONA calculated as at a point in time; and
•	Earnings CAGR over a 30-month performance period ending June 30, 2017.

The modified market factor was based on the TSR over the 30-month period ended June 30, 2017. These factors were selected for 2015 because they represent appropriate progress in achieving our post-acquisition Strategic Roadmap growth and operational efficiency goals, and can drive shareholder value over the long-term. The 2015 PSU awards have a single three-year vesting period ending on the third anniversary of the effective date of the grant.

The following table sets forth the modified performance and market factor target levels and weightings:

Performance Factor	Target Level	Weighting Factor
RONA	17.48%	50%
Earnings CAGR	12.00%	50%
The Company’s TSR relative to the TSRs of a group of selected industrial companies	If the Company’s TSR is in the bottom quartile relative to the TSRs of the group, vested PSUs will be reduced by 25% (the TSR modifier).

The percentage of PSUs that vested at the end of the three-year vesting period were determined in accordance with the following definitions and targets. With respect to the RONA and earnings targets, the number of PSUs eligible for vesting were calculated by interpolating between the minimum, target and maximum thresholds depending on actual performance.

Performance measurement	RONA	Associated Level of Vesting (% of target award subject to RONA)
RONA	Less than 16.73%	0%
	16.73%	50%
	17.48%	100%
	Greater than or equal to 19.73%	200%

Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	Less than 7.00%	0%
	7.00%	50%
	12.00%	100%
	Greater than or equal to 16.00%	200%

Performance Measurement	Relative TSR Position	Associated Adjustment to Vesting (discount applied to PSUs)
The Company’s TSR relative to the TSRs of each company in the comparison group over the 30-month period ending June 30, 2017.(1)	At or equal to the bottom quartile	(25)%
	Above the bottom quartile	0%

(1)	The TSR comparison group comprises the companies described on page 72

As a result of the performance during the 30-months period ending June 30, 2017, and after applying the appropriate weighting to the above-mentioned performance measures, the 2015 PSU awards vested in March 2018 at 143.25% of target. The Company’s TSR was above the bottom quartile relative to the TSRs of each company in the comparison group, and as such no adjustment was applied to the number of awards that vested in March 2018.

2017 Stock Option Awards

The Company generally grants stock options annually, within the time and manner set out under the Stock Option Policy, as discussed under “Executive Compensation Tables — Stock Option Plan” on page 89. Stock options have an exercise price equal to the grant price, which is defined as the closing price of the Company’s common shares on the NYSE on the date of the grant. Awards vest in equal amounts annually over three years from the date of the grant and are subject to a term of 10 years.

The NEOs were awarded the following stock options for 2017:

Name	Stock Options
Ravi Saligram	164,043
Sharon Driscoll	32,559
Jim Barr(1)	50,525
Jeff Jeter(2)	33,247
Marianne Marck	22,966
Total	303,340

(1)	Mr. Barr ceased to serve as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018.
(2)	Mr. Jeter was appointed President, Sales U.S. on June 1, 2017.

Total shares awarded to NEOs as a percentage of total shares outstanding at December 31, 2017 is 0.28%.

New-Hire Awards Granted

In connection with the hiring of Mr. Saligram as CEO in July 2014 and of Ms. Driscoll as CFO in July 2015, the Company granted new-hire awards to Mr. Saligram and Ms. Driscoll.

CEO 2014 new-hire awards

The Company made a one-time grant of 338,249 stock options to Mr. Saligram in 2014 upon his appointment as CEO. The stock options

•	have a term of ten years;
•	vest at a rate of 20% per year; and

All of the stock options granted to Mr. Saligram in connection with his hiring:

•	will vest immediately and be exercisable for 90 days after termination in the event of termination without cause after the first 36 months of employment, subject to the terms and conditions of the Company’s Amended and Restated Stock Option Plan (“Stock Option Plan”);
•	will be cancelled in the event of resignation (other than retirement) if unvested, and, if vested, must be exercised within 90 days of termination;
•	will continue to vest in accordance with the original grant schedule and, if unvested be exercisable until the earlier of the original expiry date or the third anniversary of retirement in the event of retirement, after July 7, 2019 (entitlement to such retirement-related benefits will not apply in the event of retirement prior to July 7, 2019);
•	in the event of termination for cause, will be cancelled, if unvested, and, if vested, must be exercised within 30 days of termination, subject to the terms and conditions of the Stock Option Plan; and
•	will vest and be exercisable in the event of his death.

In addition to the sign-on stock option grant, Mr. Saligram also received a grant of 102,376 PSUs (“SOG PSUs”). These SOG PSUs become eligible for vesting at a rate of 25% per year starting on the second anniversary of the grant date, with the actual number of units to vest to be determined based on achievement of pre-established performance criteria. The number of SOG PSUs that vest will be determined by the Board based on the Company’s absolute TSR performance over applicable rolling two-, three-, four- and five-year periods.

The second tranche of Mr. Saligram’s sign on grant PSUs vested on August 11, 2017. The number of PSUs that vested and were issuable was determined based on the Company’s absolute TSR performance over the applicable rolling three-year period. The absolute TSR performance for this period was 22.20% of target. Therefore, Mr. Saligram vested in 6,066 PSUs.

CFO 2015 new-hire awards

As part of the compensation arrangement agreed to with Ms. Driscoll, to compensate for equity awards from her previous employer that she forfeited upon joining the Company, Ms. Driscoll received a one-time sign-on grant of $225,000 payable as follows:

•	$75,000 in the form of 10,654 stock options, with the number of options calculated as of the grant date using the Black-Scholes option pricing model;
•	$75,000 in the form of 2,737 PSUs, with the number of PSUs calculated by reference to the volume-weighted average trading price of the Company’s common shares in accordance with the Senior Executive PSU Plan (details of this plan are discussed under “Executive Compensation Tables — Performance Share Unit Plans” on page 91); and
•	$75,000 in the form of 2,737 RSUs granted pursuant to the Senior Executive Restricted Share Unit Plan (the “Senior Executive RSU Plan”) (details of this plan are discussed under “Executive Compensation Tables — Restricted Share Unit Plans” on page 92), with the number of RSUs calculated by reference to the volume-weighted average trading price of the Company’s common shares in accordance with the Senior Executive RSU Plan. The RSUs vest ratably over three years, beginning on August 11, 2016, and annually thereafter.

Special Equity Awards

In connection with our acquisition of IronPlanet, in November 2017 our Compensation Committee approved retention awards to a small number of key employees, including two NEOs. These were one-time awards, of cliff-vested RSUs, made in recognition of the need to retain the individuals who were most critical to the continued successful integration of IronPlanet and the strategic transformation of the Company. These equity awards will vest on November 15, 2020. These special retention awards were not, and are not, intended to become an element of our ongoing executive compensation philosophy. The special retention awards to our NEOs consisted of 42,889 RSUs to Jeff Jeter and 38,990 RSUs to Marianne Marck.

Each award remains subject to the recipient’s continued employment for 36 months from the date of grant. The retention award would be forfeited upon an earlier termination of employment, other than involuntary termination in connection with a change in control or death.

Deferred Compensation

In 2013, the Company implemented a new retirement savings program, which was referred to as the 10-10 Program, designed to promote saving for retirement or long-term investment. In 2017, the Canada 10-10 Program was terminated effective December 31, 2017, and the U.S. 10-10 Program was amended effective December 8, 2017 (as amended, the “U.S. Deferred Compensation Plan”), as further discussed below.

The 10-10 Program was composed of two parts:

The Canada and All Non-US Locations 10/10 Compensation Arrangement, which we previously referred to as the “Canada 10-10 Program”.

•	Under the Canada 10-10 Program, which is not a deferred compensation plan, due to differences in Canadian tax laws, selected executives that made certain approved investments were provided matching funds, up to 10% of a participant’s annual base salary, less any matching funds provided under other retirement plans.

The Ritchie Bros. Auctioneers (America) Inc. Deferred Compensation Plan, which we previously referred to as the “U.S. 10-10 Program”.

•	Under the U.S. 10-10 Program, which was a nonqualified deferred compensation plan, selected executives could defer the receipt of up to 10% of their annual base salary, with a company match. An employee’s deferred contributions and the Company’s match were credited to notional accounts of the participant. A participant’s deferred compensation account was credited with deemed investment returns until distributed. Deemed investment returns were determined by notionally “shadowing” the investments selected. The U.S. 10-10 Program governs all contributions made under that program through December 31, 2017.
•	Effective January 1, 2018, the U.S. 10-10 Program was amended to increase the amounts that eligible executives could defer under the plan and to remove the Company match. Due to the removal of the Company match, we now refer to this plan as the U.S. Deferred Compensation Plan. Certain executives in the United States will continue to have the opportunity under the U.S. Deferred Compensation Plan to defer a portion of their base salary and/or a portion of their bonuses, but without the Company match.

See “Executive Compensation Tables — Non-Qualified Deferred Compensation for 2017 — U.S. 10-10 Program Now Referred to as the U.S. Deferred Compensation Plan” on page 95 for a summary of the material terms of the U.S. Deferred Compensation Plan and “Executive Compensation Tables — Non-Qualified Deferred Compensation for 2017 — Canada 10-10 Program” on page 96 for a summary of the material terms of the Canada 10-10 Program.

Other Compensation

The NEOs are eligible to participate in the ESPP under the same terms and conditions as all eligible employees. Employees can contribute up to 4% of their base salary and will receive an employer match that ranges from 50% — 100% based on their length of service and an overall company match maximum. Shares are purchased monthly on the open market at prevailing market prices.

In the United States, the Company also offers a tax-qualified 401(k) plan to all employees. The 401(k) plan provides for an employer match of 50% (up to $3,500) of all eligible contributions, provided that employees at the level of Vice-President and above, including the NEOs, were not eligible to receive any match as they were eligible to participate in the U.S.10-10 Program and received an employer match under that program (see page 94 for details on the U.S.10-10 Program, Now Referred to as the U.S. Deferred Compensation Plan). With the amendment of the U.S.10-10 Program, executives, including the NEOs, will be able to receive the employer match under the 401(k) plan.

In Canada, we offer the RRSP to all full-time employees. The RRSP provides for an employer matching contribution of 50% (up to $3,500) of all eligible contributions. The employer match for NEOs eligible to participate in the RRSP and the Canada 10-10 Program was subject to an aggregate cap of 10% of base salary.

We also provide certain other compensation to our NEOs. We provide a company car to Mr. Barr for business and personal use. We provide a car allowance to Mr. Saligram, Ms. Driscoll, and Ms. Marck. We reimburse, subject to an annual limit, the NEOs, as well as other employees at the Vice-President level and above, for the cost of an annual executive medical consultation and professional advice concerning tax planning and compliance when Executives are required to work outside of their country of residence.

All perquisites and personal benefits that, in 2017, in aggregate exceeded $10,000 in value for any NEO are identified and quantified under “All Other Compensation” in the “Executive Compensation Tables — Summary Compensation Table” on page 85. The Compensation Committee believes the foregoing elements of compensation are aligned with market practice and appropriate given the relatively low cost to the Company.

Compensation Peer Group

The Company’s executive compensation program is designed to recruit and retain the caliber of executive officers and other key employees necessary to deliver sustained high performance to our shareholders and customers.

The Company auctioned $4.5 billion of machinery, through various channels including live and on-line auctions, in 2017. Our teams manage the acquisition, transportation, maintenance, financing, sale, and delivery of this equipment in a global marketplace that operates both on-site and online across four continents in 21 languages. They also manage the funds the auctions generate. Executives who can manage operations of this scale and complexity, have experience in the relevant geographic markets, drive cash flow and execute our transformation roadmap to invigorate earnings growth, expect and deserve compensation commensurate with the scope of their roles and their capabilities.

Our Company is unique. Over the past two years, the Compensation Committee has been working with its independent consultant, Meridian, to identify and select fair and appropriate market data peers against which to benchmark the Company’s compensation program.

In 2016, as a result of this rigorous analysis, we made several changes to our Peer Group for 2017. These changes included:

•	Using multiple financial metrics, in addition to revenue, to identify and select appropriate peers; and
•	Modifying the sectors from which we draw peers.

In 2017, after the acquisition of IronPlanet and the evolution of the Company to a multi-channel platform, using the same rigorous analysis and the same independent consulting firm, we added four digital peers to our Peer Group: Costar Group Inc., Etsy, Inc., GrubHub, Inc., Stamps.com Inc.

The Compensation Committee uses this Peer Group as a starting point to set NEO compensation. We target NEO compensation to a competitive range of the median compensation of companies in the selected Peer Group and also take into account scope of responsibilities and performance and experience in the respective roles.

In accordance with rigorously defined qualitative and quantitative criteria, and in consultation with independent advisers as well as the CEO and the CHRO, the Compensation Committee has refined the Peer Group to include the companies listed in the table below.

Our new Peer Group includes 20 companies from seven sectors, representing companies in related businesses and our customer industries — Diversified Support Services; Trading and Distribution; Construction and Engineering; Oil & Gas Equipment Services; Specialized Consumer Services (Sotheby’s), Trucking (Swift Transportation), digital peer companies, and a financial-market exchange (TMX).

The table on the following page examines both the non-financial and financial components that were evaluated when determining our choice of peers. In the non-financial columns, check marks indicate companies that share our non-financial considerations; in the financial columns, a check mark shows that the relevant metric for that company was considered to fall within an appropriate range of the Company.

Our current Peer Group is as follows:

	Non-Financial/ Qualitative Considerations			Financial Size Parameters
Company	Auction/Market Place/Digital	Customers	Talent Competitor	Revenue	GTV	Market Cap	Cash Flow	Operating Income	EBITDA	Gross Margin
Copart, Inc.	✓		✓	✓	✓	✓				✓
CoStar Group, Inc.	✓		✓	✓			✓	✓	✓	✓
Etsy, Inc.	✓		✓	✓		✓	✓
Finning International Inc.		✓	✓		✓	✓	✓		✓	✓
Generac Holdings Inc.			✓	✓	✓	✓	✓	✓	✓	✓
Granite Construction Incorporated		✓	✓		✓	✓	✓	✓	✓
GrubHub Inc.	✓		✓	✓		✓	✓	✓	✓	✓
H&E Equipment Services, Inc.			✓	✓		✓	✓	✓	✓	✓
Herc Holdings Inc.		✓	✓	✓	✓	✓	✓	✓
KAR Auction Services, Inc.	✓		✓		✓	✓			✓	✓
KBR, Inc.					✓	✓	✓	✓	✓
Mobile Mini, Inc.			✓	✓		✓	✓	✓	✓	✓
Precision Drilling Corporation		✓		✓		✓	✓		✓
RPC, Inc.		✓		✓	✓	✓		✓	✓	✓
Rush Enterprises, Inc.		✓	✓		✓	✓	✓	✓	✓
Sotheby's	✓		✓	✓		✓	✓	✓	✓	✓
Stamps.com Inc.	✓		✓	✓		✓	✓	✓	✓	✓
Swift Transportation Company		✓	✓		✓	✓	✓	✓	✓	✓
TMX Group Ltd.	✓			✓		✓	✓		✓
Toromont Industries Ltd.		✓	✓		✓	✓	✓	✓	✓	✓

Fair and Appropriate Criteria for Peer-Company Selection

The Company has faced two primary issues in establishing its Peer Group:

1)	There are no directly comparable, publicly traded auction companies to benchmark against.
2)	While reported revenue is generally a reflection of a company’s size, this is not the case for our Company. Rather, our reported revenue is only a percent commission of the total value of the assets we market, transact and sell through our sales channels — our gross transaction value (GTV), which is similar to revenue for other companies. As such, this prevents us from assembling a peer group using revenue as a significant factor.

Despite the fact that we act as, and require the infrastructure of, an equipment dealer, our revenue calculations resemble those of a broker (commission only). Thus, our revenue does not reflect our scope, complexity and size relative to other companies. Our support infrastructure, including our physical plant, sales, marketing, operations, finance, and legal teams, have been built to facilitate the volume and value of transactions through our sales channels — not simply the percent commission we retain as revenue.

As such, our GTV is more akin to Gross Revenue at other equipment distributors, who sell from inventory. For this reason, when building an appropriate peer group, the Compensation Committee working with independent advisers, selected companies with revenue levels similar to our reported GTV.

With no direct peers among Industrial Auction firms, we consider candidates from related sectors such as Construction and Engineering and, Diversified Support Services. Because revenue understates our size and complexity from an operational and management perspective, we examine multiple metrics in addition to reported revenue — including GTV, market capitalization, net income, EBITDA, and gross margin — to compare our size against that of peer group candidates. Given the unique operating margins we generate as a result of reporting our commission as revenue, we also evaluated our placement in the peer group by comparing our ‘peers’ reported revenue to a multiple of our revenue, which was calculated as our net income divided by the median net income to revenue ratio from the ISS published peer group for the Company.

On the qualitative level, we favor growth companies with the following characteristics:

•	global auction/marketplace operations
•	serving a similar customer base or customers for the equipment we auction
•	competing for a similar pool of talent

To reflect our shareholders’ primary source of financial value, we focus on the following quantitative metrics:

•	revenue — which we compare against the Company’s GTV and a multiple of revenue
•	market capitalization
•	cash flow
•	operating income
•	EBITDA
•	gross margins

While GTV is not considered a measure of financial performance or liquidity, and is not presented in the Company’s consolidated financial statements, it is highly relevant in measuring the health, size and growth of the business, and, for our business, is a stronger indicator of company size than reported revenue alone. Management and the Compensation Committee believe that comparing GTV over different financial periods provides useful comparative information about our revenue and net income.

The graph below presents a fine gauge at the size-appropriateness of our peer group: with the Company’s results shown as the baseline (1.0x), the majority of peers fall within the target range of 1/3x to 3.0x the Company’s results in each financial metric.

Target Size Range (1/3 – 3x)
Revenue
(△ Revenue, △ multiple of Revenue, △ Gross Txn Value)
RBA △ at the 93rd Percentile
RBA △ at the 77th Percentile
RBA △ at the 15th Percentile
Market Capitalization
RBA △ at the 51st Percentile
Cash Flow from Operations
RBA △ at the 28th Percentile
Operating Income
RBA △ at the 30th Percentile
EBTIDA
RBA △ at the 30th Percentile
Gross Margin
RBA △ at the 72nd Percentile
1/3x
1.0x
3.0x
Multiple of Ritchie Bros. Auctioneers (△ = RBA)

The Compensation Committee believes these selected companies comprise a reasonable and useful Peer Group for purposes of evaluating the competitiveness and appropriateness of the Company’s compensation program.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis included herein. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2018 Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Submitted by the members of the Compensation Committee of the Board of Directors:

Sarah Raiss, Chair
Robert G. Elton
J. Kim Fennell
Erik Olsson
Eric Patel

Executive Compensation Tables

Summary Compensation Table

A summary of the compensation paid to our NEOs for each of the 2015, 2016 and 2017 fiscal years is set forth below. Additional information on the components of the total compensation package, including a discussion of the proportion of each element to total compensation, is discussed under “Compensation Discussion and Analysis” on page 48. All amounts are in U.S. Dollars.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Ravi Saligram Chief Executive Officer	2017	1,000,000	—	1,208,422	1,250,008	513,100	163,555	4,135,085
	2016	1,000,000	—	1,474,774	1,250,002	973,505	171,944	4,870,225
	2015	1,000,000	—	1,166,256	1,064,132	1,620,000	136,774	4,987,162
Sharon Driscoll(7) Chief Financial Officer	2017	423,720	—	239,842	248,100	267,186	78,507	1,257,355
	2016	414,920	—	239,542	203,037	262,552	100,089	1,220,140
	2015	210,087	—	361,970	244,584	452,895	131,277	1,400,813
Jim Barr(8)(9) Group President, Emerging Business, Brand Innovation and Technology Services	2017	550,000	—	372,194	385,001	482,511	108,571	1,898,277
	2016	550,000	—	454,230	385,004	242,722	94,620	1,726,576
	2015	540,000	50,000	352,676	321,796	405,000	80,816	1,750,288
Jeff Jeter(10)(11) President, Sales U.S.	2017	224,583		1,337,132	192,500	82,622	20,497	1,857,334
	2016	—	—	—	—	—	—	—
	2015	—	—	—	—	—	—	—
Marianne Marck(11) Chief Information Technology Officer	2017	367,586	—	1,219,180	175,001	168,618	56,271	1,986,656
	2016	—	—	—	—	—	—	—
	2015	—	—	—	—	—	—	—

(1)	Amounts reported reflect the base salary earned by the NEOs.
(2)	Amounts paid under the Company’s short-term incentive plan are reported in the “Non-Equity Incentive Plan Compensation” column.
(3)	The dollar amounts represent the aggregate grant date fair value of PSUs and RSUs granted during each of the years presented, measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2(e) and Note 28 to our financial statements for the fiscal year ended December 31, 2017, without taking into account estimated forfeitures.

With respect to PSUs and RSUs, the estimate of the grant date fair value determined in accordance with ASC 718 assumes the at target vesting of 100% of the PSUs and RSUs awarded. Assuming the highest level of performance is achieved, which would result in the vesting of 200% of all PSUs and 100% of all RSUs, the aggregate grant date fair value of the share awards set forth in the Summary Compensation Table would be:

Named Executive Officer	2017 ($)	2016 ($)	2015 ($)
Ravi Saligram	2,416,845	2,949,547	2,332,512
Sharon Driscoll	479,684	479,083	658,940
Jim Barr	744,388	908,461	705,352
Jeff Jeter	1,519,263	—	—
Marianne Marck	1,388,359	—	—

The dividend equivalents attributable to PSUs and RSUs are deemed “reinvested” in PSUs and RSUs and will only be distributed upon the vesting, if any, of the PSUs and RSUs under the terms of the respective plans.

(4)	The dollar amounts represent the aggregate grant date fair value of stock option awards granted during each of the years presented. The grant date fair value of a stock option award is measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2(e) and Note 28 to our financial statements for the fiscal year ended December 31, 2017, without taking into account estimated forfeitures. For a discussion of specific stock option awards granted during 2017, see “2017 Grants of Plan-Based Awards” and the narrative discussion that follows.
(5)	Reflects amounts earned under the Company’s short-term incentive plan in the relevant year, regardless of whether paid in the following year.
(6)	Reflects compensation in 2017 to:
•	Mr. Saligram representing executive disability reimbursement, a car allowance ($24,000), and dividend equivalents corresponding to PSUs ($136,579);
•	Ms. Driscoll representing executive disability reimbursement, a car allowance ($18,489), the Company’s matching contribution to the Canada 10-10 Program ($42,372), and dividend equivalents corresponding to PSUs ($17,646) and RSUs ($968);
•	Mr. Barr representing executive disability reimbursement, the annual taxable value of personal use of a Company car under Internal Revenue Service regulations ($22,136), the Company’s matching contribution to the U.S. 10-10 Program ($55,000), and dividend equivalents corresponding to PSUs ($28,459);
•	Mr. Jeter representing paid time off payout in connection with the acquisition of IronPlanet ($10,529) and dividend equivalents corresponding to PSUs ($2,406) and RSUs ($7,291);
•	Ms. Marck representing executive disability reimbursement, a car allowance ($13,867), the Company’s matching contribution to the U.S. 0-10 Program ($34,625), and dividend equivalents corresponding to PSUs ($5,632) and RSUs ($6,628);
(7)	Ms. Driscoll is paid in Canadian dollars. Amounts reported converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7704 for 2017, CA$1 to $0.7544 for 2016, and CA$1 to $0.7820 for 2015.
(8)	Mr. Barr ceased to serve as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018.
(9)	Mr. Barr’s 2017 Non-Equity Incentive Plan Compensation amount includes $422,511 for the STI plan, and $60,000 for a milestone incentive award for successfully achieving two pre-determined performance goals: (1) the integration day-one readiness for the IronPlanet acquisition, and (2) the development of the technology pipeline for the new CAT Alliance.

(10)	Mr. Jeter was appointed President, Sales U.S. on June 1, 2017. Mr. Jeter’s salary is based on his annual base salary of $385,000.
(11)	Mr. Jeter’s and Ms. Marck’s 2015 and 2016 compensation has been omitted because they were not a NEO in those years.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annual total compensation of Ravi Saligram, our Chief Executive Officer (our “CEO”), in each case, inclusive of compensation under non-discriminatory benefit plans.

For 2017, our last completed fiscal year:

•	the median of the annual total compensation of all employees of our company (other than our CEO), was $37,861;
•	the annual total compensation of our CEO was $4,150,146; and
•	based on this information, for 2017 the ratio of the median of the annual total compensation of all employees to the annual total compensation of our CEO was 1 to 110. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K.

We used the following material assumptions, adjustments, and estimates to identify the median employee as of December 31, 2017, to determine the median of the annual total compensation of all our employees other than our CEO and to determine the annual total compensation of the median employee and our CEO:

•	We determined that, as of December 31, 2017, our employee population consisted of approximately 4,107 individuals working at our parent company and consolidated subsidiaries. This population consisted of our full-time, part-time, and temporary employees. We had no seasonal employees as of December 31, 2017.
•	As permitted under SEC rules, we adjusted the employee population to exclude 189 non-U.S. employees (or approximately 4.6% of the employee population), including all employees from the following foreign jurisdictions: Belgium (2), China (15), Denmark (1), Finland (5), France (23), Germany (22), Hong Kong (1), Ireland (18), Italy (25), Japan (2), Panama (1), Poland (7), Portugal (2), Romania (2), Singapore (4), Spain (25), Sweden (3), Turkey (2) and United Kingdom (29). Following these exclusions, our adjusted employee population was 3,918, of which 1,998 were part-time or temporary employees.
•	We calculated, for each employee in the adjusted employee population, the compensation that would have been disclosed in our Summary Compensation Table in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K if the employee had been a Named Executive Officer for fiscal 2017, and added the estimated aggregate value of the employee’s compensation under non-discriminatory benefit plans, annualizing the compensation of those full-time and part-time permanent employees who joined mid-year as part of the IronPlanet acquisition or otherwise. The employee in the adjusted employee population who received the median amount of compensation, after taking into account such adjustments, was identified as the median employee.
•	For both the median employee and our CEO, we included the estimated aggregate value of the employee’s compensation under the following non-discriminatory benefit plans: (i) group health care benefits and (ii) group life insurance.

2017 Grants of Plan-Based Awards

The following table provides information related to grants of plan-based awards to our NEOs during the 2017 fiscal year.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock or Stock Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Target ($)	Maximum ($)	Target ($)	Maximum ($)	(#)	(#)	($/Share)	($)(2)
Ravi K. Saligram		1,000,000	2,000,000
	2-Mar-17(3)			1,208,422	2,416,845				1,208,422
	2-Mar-17(4)						164,043	32.16	1,250,008
Sharon Driscoll(5)		317,790	635,580
	2-Mar-17(3)			239,842	479,684				239,842
	2-Mar-17(4)						32,559	32.16	248,100
Jim Barr(6)		412,500	825,000
	2-Mar-17(3)			372,194	744,388				372,194
	2-Mar-17(4)						50,525	32.16	385,000
Jeff Jeter(7)		231,000	462,000
	11-Aug-17(3)			182,131	364,263				182,131
	16-Nov-17(8)					42,889			1,155,000
	11-Aug-17(4)						33,247	27.10	192,500
Marianne Marck		175,000	350,000
	2-Mar-17(3)			169,179	338,358				169,179
	16-Nov-17(8)					38,990			1,050,000
	2-Mar-17(4)						22,966	32.16	175,001

(1)	Represents the possible payout under our short-term incentive plan for 2017. For amounts actually paid under these awards, see “— Summary Compensation Table” on page 85.
(2)	Represents the grant date fair value of stock and option awards measured in accordance with the guidance in ASC 718, utilizing the assumptions discussed in Note 2(e) and Note 28 to our financial statements for the fiscal year ended December 31, 2017, without taking into account estimated forfeitures. With respect to PSUs, the estimate of the grant date fair value determined in accordance with ASC 718 assumes the vesting of 100% of the PSUs awarded.
(3)	Represents PSUs granted in 2017 under the Senior Executive PSU Plan, and excludes dividend equivalents.
(4)	Represents stock options granted in 2017 under our Stock Option Plan.
(5)	Ms. Driscoll is paid in Canadian dollars. Amounts reported to Ms. Driscoll are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7704 for 2017.
(6)	Mr. Barr ceased to serve as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018.
(7)	Mr. Jeter was appointed President, Sales U.S. on June 1, 2017.
(8)	Represents RSUs granted in 2017 under the Senior Executive RSU Plan, and excludes dividend equivalents.

Stock Option Plan

The Company’s Stock Option Plan permits the Company to grant to eligible persons options that are exercisable to purchase common shares of the Company at a specified exercise price. Up to 13,700,000 common shares may be issued pursuant to the Stock Option Plan. While the Stock Option Plan provides flexibility regarding the terms of individual grants, all grants to the NEOs in 2017 were made in accordance with the Company’s current Stock Option Policy, which provides that:

•	The exercise price of each option will be equal to the closing price of the Company’s common shares on the NYSE on the date of grant;
•	Vesting of options will occur over three years from the date of grant, with 1/3 vesting on each of the first three anniversaries of the grant date; and
•	Options will expire ten years after the date of grant, subject to a provision of the Stock Option Plan that provides, subject to certain exceptions, that if the tenth anniversary of the grant falls within, or within five business days after the end of, a “blackout period”, the date will be extended to the fifth business day after the end of such blackout period.

The circumstances under which an option will be exercisable in the event that the optionee ceases to be employed or to provide services to the Company or one of its subsidiaries are set forth in the option agreement, which may be waived or modified by the Compensation Committee at any time. The Stock Option Policy provides for the following terms, unless otherwise determined by the Compensation Committee, and such terms were incorporated into the 2017 option grants to NEOs:

•	in the case of termination without cause, excluding voluntary termination, immediate vesting of all unvested options, and the optionee has 90 days from the date on which the optionee ceases to be employed by the Company to exercise all options;
•	in the case of voluntary termination, other than retirement, immediate cancellation of all unvested options, and the optionee has 90 days to exercise vested options;
•	in the case of retirement, all unvested options continue to vest after retirement in accordance with the existing vesting schedule for those particular options and all options expire on the earlier of three years from the date of retirement and the option 10-year expiry date;
•	in the case of death, all unvested options vest immediately, and the optionee’s legal representative has 365 days from the date of death to exercise the options if the optionee’s employment or eligibility ceases by reason of his or her death or if the optionee dies prior to the expiration of the periods described in the three bullet points above; or
•	in the case of termination with cause, all options expire immediately upon termination.

The Compensation Committee may incorporate into any option agreement terms which will, notwithstanding the time or time specified in such option agreement for the exercise of the option granted thereunder, allow the optionee to elect to purchase all or any of the common shares then subject to such option if the Compensation Committee in its discretion determines to permit the optionee to exercise the option in respect of such shares; provided, that the Stock Option Plan imposes restrictions on the acceleration of vesting of options in connection with a change of control.

The Stock Option Policy prohibits the granting of options during a blackout period. In addition, it prohibits the granting of options to our non-executive directors. With respect to continuing employees that are to receive options, the Company’s policy is to make such grants annually, as of the fifth business day following the release of the Company’s results for the most recently completed fiscal year.

IronPlanet Stock Plans

Pursuant to the acquisition of IronPlanet in 2017, the Company assumed all outstanding unvested stock options (the “IronPlanet Options”) granted under the IronPlanet, Inc. 1999 Stock Plan (the “1999 IronPlanet Stock Plan”) and IronPlanet Holdings, Inc. 2015 Stock Plan (the “2015 IronPlanet Stock Plan”, and together with the 1999 IronPlanet Stock Plan, the “IronPlanet Stock Plans”). By the terms of the merger agreement and the stock option assumption notice provided to IronPlanet Option holders, the IronPlanet Options were automatically converted into options to acquire an aggregate of 737,358 common shares of the Company, with exercise prices per common share adjusted to give effect to the merger. Otherwise, the IronPlanet Options continued to be governed by the respective IronPlanet Stock Plans on the same terms and conditions (including vesting and vesting acceleration provisions) as applicable prior to the effective time of the merger. The Company does not intend to make any additional awards under the IronPlanet Stock Plans.

The terms and vesting of options granted under the IronPlanet Stock Plans are fixed by the respective plan administrator in connection with the grant of each option and set forth in each option agreement. Nonetheless, the option term may not exceed (i) 10 years from the grant date or (ii) such shorter term as may be provided in the option agreement.

The circumstances under which an option will be exercisable in the event that the optionee ceases to be employed or to provide services to the Company or one of its subsidiaries or affiliates are, (i) under the 2015 IronPlanet Stock Plan, set forth in the option agreement, which provisions may be waived or modified by the Board or Compensation Committee at any time, and (ii) under the 1999 IronPlanet Stock Plan, as follows, unless otherwise determined by the Board or any of its committees:

•	in the case of termination of employment or service other than as provided below, the optionee has up to 3 months after the date of such termination (but in no event later than the expiration date of such option) to exercise the option;
•	in the case of termination of employment or service as a result of such optionee’s total and permanent disability, the optionee may exercise the option within 12 months from the date of termination, or as a result of such optionee’s certain other types of disability, the optionee may exercise the option within 6 months from the date of termination (but in no event later than the expiration date of such option); or
•	in the case of death of the optionee during the term of employment or service or within 30 days following termination of employment or service, the option may be exercised at any time within 12 months following the date of death (but in no event later than the expiration date of such option).

The IronPlanet Stock Plans’ respective administrator may at any time offer to buy out for a payment in cash or common shares of the Company any option previously granted under the IronPlanet Stock Plans on such terms and conditions as such administrator will establish and communicate to the optionee at the time that such offer is made.

In the event of certain change of control transactions (i) under the 2015 IronPlanet Stock Plan, each outstanding option will be treated as the administrator determines and the administrator need not treat all outstanding options (or portions thereof) in an identical manner, and (ii) under the 1999 IronPlanet Stock Plan, each outstanding option will be assumed or an equivalent option or right will be substituted by the successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, in which case such options will terminate upon the consummation of the transaction.

Performance Share Unit Plans

2015 PSU Plans

The Company’s Senior Executive PSU Plan and Employee PSU Plan (together with the Senior Executive PSU Plan, the “2015 PSU Plans”) permit the Company to grant PSUs to employees. A PSU is an award under which the recipient is eligible to earn a payment during an applicable performance period based upon the performance of the Company against certain criteria during and at the end of such performance period. The PSUs, following vesting, entitle the participant to receive, at the election of the Compensation Committee or the Board, either cash or common shares of the Company, net of applicable withholding taxes. The amount of the payment to be made is calculated based on the number of vested PSUs multiplied by the fair market value of one common share as at the date of vesting, based on the volume weighted average price of the common shares reported by the NYSE for the twenty trading days prior to the date of vesting.

If the Compensation Committee or the Board determines to satisfy the payment in common shares of the Company, the amount of the payment, net of applicable withholding taxes, will either be satisfied by the issuance of common shares to the participant or by making open market purchases of common shares on behalf of the participant, as determined by the Compensation Committee or the Board, subject to certain restrictions including that vested PSUs held by our NEOs may not be satisfied through open market purchased common shares. The maximum number of common shares that may be issued under the 2015 PSU Plans is 1,000,000. No more than 500,000 common shares will be purchased in the open market under the 2015 PSU Plans.

The 2015 PSU Plans provide the Compensation Committee and the Board with significant discretion regarding the vesting terms and criteria for PSUs, including the waiver of any vesting restrictions. Additional PSUs are credited on PSUs held by participants corresponding to dividends declared on the common shares. Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:

•	without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;
•	for cause, unvested PSUs will not vest and will be forfeited;
•	as a result of voluntary resignation by the participant (other than retirement), unvested PSUs will not vest and will be forfeited;
•	as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s PSU account as at the last day of active employment that subsequently vest; and
•	upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be payable by a lump sum cash payment, net of applicable tax withholding.

For participants in the Senior Executive PSU Plan, if a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Senior Executive PSU Plan, upon a change of control or within one year following a change of control, then all PSUs recorded in the participant’s PSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested PSUs, net of all applicable tax withholdings, within 30 days of the date of termination.

For purposes of the Senior Executive PSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

2013 PSU Plan

The 2013 PSU Plan was amended by the Board in February 2017, which amendment was approved by the shareholders at the Annual and Special Meeting of Shareholders held in May 2017. The 2013 PSU Plan, as amended, now permits the Company to pay SOG PSUs granted under the Sign-On Grant Agreement, dated August 11, 2014 with our CEO, Ravi Saligram (the “Sign-On Grant Agreement”), that have vested on or after June 30, 2017 either in cash or by issuing common shares of the Company, as opposed to requiring payment only in cash, and sets the aggregate maximum number of the Company’s common shares reserved for issuance pursuant to payment of the SOG PSUs at 150,000 common shares.

The 2013 PSU Plan governed PSUs granted to employees in 2013 and 2014, all of which have been settled except for the SOG PSU award held by Mr. Saligram. The Company does not anticipate making any future awards under the 2013 PSU Plan. Following the 2013 PSU Plan’s amendment in May 2017, it has substantially the same terms as the Senior Executive PSU Plan, subject to the following. Share settlement is (i) only available for the SOG PSUs, (ii) limited to share issuances from treasury and (iii) capped at an aggregate maximum of 150,000 common shares of the Company. In addition, the 2013 PSU Plan provides that in the event of a change of control, all PSUs recorded in the participant’s PSU account as at the date of such change of control shall vest, and the participant will be entitled to receive a cash payment in respect of all vested PSUs, net of all applicable tax withholdings, within 30 days of the date of the change of control. Notwithstanding the foregoing, as discussed further under “Executive Employment Agreements — Change of control”, the Company and Mr. Saligram have entered into a change of control agreement for the purpose of providing for acceleration of vesting only in connection with a “double trigger” change of control event.

Restricted Share Unit Plans

On November 8, 2017, the Board approved and adopted the Amended and Restated Senior Executive RSU Plan and the Amended and Restated Employee RSU Plan (together with the Senior Executive RSU Plan, the “RSU Plans”). For a description of the RSU Plans as amended and restated, see “Proposal Four: Approval of the Amended and Restated Senior Executive Restricted Share Unit Plan” on page 108 and “Proposal Five: Approval of the Amended and Restated Employee Restricted Share Unit Plan” on page 115.

RSUs granted prior to November 8, 2017 will continue to be governed by the terms of such plans as in effect prior to November 8, 2017. Such terms differ from the terms set forth in the RSU Plans as amended and restated including, without limitation, by providing for settlement of RSUs only in cash; and, for the Senior Executive RSU Plan, by providing that in the event of a change of control, all RSUs recorded in the participant’s RSU account as at the date of termination will vest, and the participant will be entitled to receive a cash payment in respect of all vested RSUs, net of all applicable tax withholdings, within 30 days of the date of change of control. Notwithstanding the foregoing, as discussed under “Executive Employment Agreements — Change of Control,” Executive Officers have entered into Change of Control agreements with the company for the purpose of providing for acceleration of vesting only in connection with a “double trigger” change of control event.

Outstanding Equity Awards as of December 31, 2017

The following table provides information related to the outstanding stock option awards and share-based awards held by each of our NEOs as of December 31, 2017.

Name	Grant Date/ Perfor- mance Award Period	Option Awards(1)(2)					Share Awards(2)
		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Market Value of Unexercised in-the-money Option ($)(2)	Number of Common Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Common Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Common Shares, Units or Other Rights That Have Not Vested (#)	Market Value of Unearned Common Shares, Units or Other Rights That Have Not Vested ($)
		Exercisable	Unexercisable
Ravi K. Saligram	2-Mar-17	—	164,043	32.16	2-Mar-27	—
	2-Mar-16	89,799	179,598	24.07	2-Mar-26	1,052,444
	10-Mar-15	136,166	68,082	24.84	10-Mar-25	346,537
	11-Aug-14	259,324	135,300	24.43	11-Aug-24	744,150
	2-Mar-17(3)						—	—	38,813	1,161,686
	2-Mar-16(4)						20,971	627,653	90,873	2,719,829
	10-Mar-15(5)						74,115	2,218,269	—	—
	11-Aug-14(6)						—	—	55,308	1,655,378
Sharon Driscoll	2-Mar-17	—	32,559	32.16	2-Mar-27	—
	2-Mar-16	14,586	29,172	24.07	2-Mar-26	170,948
	12-Aug-15	20,074	20,690	30.17	12-Aug-25	—
	2-Mar-2017(3)						—	—	7,704	230,566
	2-Mar-16(4)						3,406	101,947	14,760	441,771
	12-Aug-15(5)						15,865	474,838	—	—
	12-Aug-15(7)						965	28,877	—	—
Jim Barr	2-Mar-17	—	50,525	32.16	2-Mar-27	—
	2-Mar-16	27,659	55,316	24.07	2-Mar-26	324,152
	10-Mar-15	41,177	20,588	24.84	10-Mar-25	104,793
	10-Nov-14	52,058	—	24.73	10-Nov-24	—
	2-Mar-17(3)						—	—	11,955	357,799
	2-Mar-16(4)						6,459	193,317	27,989	837,707
	10-Mar-15(5)						22,412	670,805	—	—
Jeff Jeter	11-Aug-17	—	33,247	27.10	11-Aug-27	94,089
	31-May-17(8)	5,299	28,009	14.04	4-Feb-26	445,063
	31-May-17(9)	1,589	5,677	14.04	3-Feb-26	90,208
	31-May-17(10)	1,765	3,281	8.22	12-Mar-25	71,231
	31-May-17(11)	1,765	253	11.73	27-Feb-24	4,605
	16-Nov-17(12)						43,154	1,291,603	—	—
	11-Aug-17(3)						—	—	6,903	206,620
Marianne Marck	2-Mar-17	—	22,966	32.16	2-Mar-27	—
	12-May-16	5,823	11,646	31.82	12-May-26	—
	16-Nov-17(12)						39,231	1,174,184	—	—
	2-Mar-17(3)						—	—	5,434	162,636
	12-May-16(4)						1,562	46,754	6,769	202,601

(1)	All stock option awards reported in the table were granted under our Stock Option Plan, except as noted below for Mr. Jeter.

(2)	Market value is based on the closing share price on the NYSE as of December 29, 2017, which was $29.93 per share. The market value of unexercised in-the-money options is calculated as the market value less the option exercise price times the number of options unexercised.
(3)	Represents PSUs granted under the Senior Executive PSU Plan for the three-year performance period ending 2019 that vest on March 1, 2020 and assumes at target performance for unearned PSUs.
(4)	Represents PSUs granted under the Senior Executive PSU Plan for the three-year performance period ending 2018 that vest on March 1, 2019 and assumes at maximum target performance for unearned PSUs.
(5)	Represents PSUs granted under the Senior Executive PSU Plan for the three-year performance period ending 2017 that vest on March 9, 2018 at 143.25% of target performance.
(6)	Represents SOG PSUs granted under the 2013 PSU Plan that vest ratably on August 11, 2018 and 2019.
(7)	Represents sign-on grant RSUs (“SOG RSUs”) granted under the Senior Executive RSU Plan that vest ratably on August 11, 2018.
(8)	Represents assumed IronPlanet options granted under the IronPlanet 1999 Stock Plan that vest ratably on a monthly basis commencing June 1, 2017, until fully vested on January 1, 2018.
(9)	Represents assumed IronPlanet options granted under the IronPlanet 1999 Stock Plan that vest ratably on a monthly basis commencing June 1, 2017, until fully vested on January 1, 2019.
(10)	Represents assumed IronPlanet options granted under the IronPlanet 2015 Stock Plan that vest ratably on a monthly basis commencing June 1, 2017, until fully vested on January 1, 2020.
(11)	Represents assumed IronPlanet options granted under the IronPlanet 2015 Stock Plan that vest ratably on a monthly basis commencing June 1, 2017, until fully vested on January 1, 2021.
(12)	Represents RSUs granted under the Senior Executive RSU Plan that vest on November 15, 2020.

Stock Option Exercises and Shares Vested in 2017

The following table provides information regarding the vesting of RSUs and PSUs during 2017 for each NEO under the RSU Plans and the 2013 PSU Plan.

	Option Awards		Stock Awards
Name	Number of Common Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Common Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ravi Saligram	—	—	6,066	171,190	(1)
	—	—	13,969	457,076	(2)
	—	—	18,118	592,835	(3)
Sharon Driscoll	—	—	953	26,904	(4)
Jim Barr	—	—	2,146	70,224	(2)
			2,784	91,082	(3)
Jeff Jeter	—	—	—	—
Marianne Marck	—	—	—	—
(1)	The value was calculated by multiplying the prior 20-day volume weighted average closing price of the common shares on the NYSE on the date the stock award vested, or $28.22 per share on August 11, 2017, by the number of shares acquired on vesting. The number of outstanding PSUs that vested was determined by the Board based on the Company’s absolute TSR performance. These PSUs were settled in shares net of any tax withholdings.
(2)	The value was calculated by multiplying the prior 20-day volume weighted average closing price of the common shares on the NYSE on the date the stock award vested, or $32.72 per share on March 10, 2017, by the number of shares acquired on vesting. These PSUs were settled in cash net of any tax withholdings.
(3)	The value was calculated by multiplying the prior 20-day volume weighted average closing price of the common shares on the NYSE on the date the stock award vested, or $32.72 per share on March 10, 2017, by the number of shares acquired on vesting. These RSUs were settled in cash net of any tax withholdings.
(4)	The value was calculated by multiplying the prior 20-day volume weighted average closing price of the common shares on the NYSE on the date the stock award vested, or $28.22 per share on August 11, 2017, by the number of shares acquired on vesting. These RSUs were settled in cash net of any tax withholdings.

Non-Qualified Deferred Compensation

The following table provides information regarding contributions, earnings and balances for our NEOs under our U.S. 10-10 Program, which was our only deferred compensation plan in 2017.

Name(1)	Executive Contributions in 2017(2)	Company Contributions in 2017	Aggregate Earnings in 2017	Aggregate Withdrawals/ Distributions in 2017	Aggregate Balance as of December 31, 2017
Ravi Saligram	—	—	—	—	—
Sharon Driscoll	—	—	—	—	—
Jim Barr	55,000	55,000	64,399	—	411,263
Marianne Marck	34,625	34,625	13,277	—	119,863
Jeff Jeter	—	—	—	—	—

(1)	Mr. Saligram, Ms. Driscoll and Mr. Jeter did not participate in the U.S. 10-10 Program. Ms. Driscoll participated in the Canada 10-10 Program, which is not a deferred compensation plan. The Company’s contributions under both the U.S. 10-10 Program and the Canada 10-10 Program are reflected in the Summary Compensation Table under “All Other Compensation.”
(2)	Amounts are reflected in the Summary Compensation Table under “Salary.”

U.S. 10-10 Program, Now Referred to as the U.S. Deferred Compensation Plan

The following is a summary of the material terms of the U.S. 10-10 Program. Effective September 2016, this program was no longer offered to newly hired or promoted executives in the company and effective January 1, 2018, this program is referred to as the U.S. Deferred Compensation Plan (see below). The amended terms of the U.S. Deferred compensation Plan govern all contributions made on or after January 1, 2018. Accordingly, certain executives in the United States will be able to continue to defer compensation (a portion of base salary and/or bonuses) into the U.S. Deferred Compensation Plan in 2018; however, the executive’s deferrals will not be matched by the Company.

Purpose of the plan and administration

Ritchie Bros. Auctioneers (America) Inc. (“RBAA”) adopted the U.S. 10-10 Program in 2013 to provide deferred compensation and retirement benefits for a select group of executives. Through the program participating executives were able to elect to defer receipt of current compensation, and as a result become eligible, prior to January 1, 2018, to receive discretionary matching allocations by RBAA. It is an unfunded plan and is administered by a committee appointed by the board of directors of RBAA.

A participant was able to defer up to 10% of base salary and the employer, in its sole discretion, would be able to make employer discretionary credits in an amount determined each plan year by the Employer. It had been the employer’s practice to make employer discretionary credits, matching the participant’s deferral each year up to a maximum amount of 10% of a participant’s base salary. Participant deferral credits and employer discretionary credits are immediately 100% vested.

The amount of participant deferral credits and the amount of any employer discretionary credits are credited to a participant’s deferred compensation account, which is a notional bookkeeping account. The plan was a non-qualified plan.

The participation agreement designates the time at which a participant’s deferred compensation account will be distributed and the qualifying distribution event(s). The participation agreement also designates the form of payment (lump sum or annual installments over a period of years). Payments are made in the manner elected by the participant and commence as soon as practicable (but no more than 60 days after) the distribution date elected or for the qualifying distribution event.

Beginning January 1, 2018, eligible participants are able to defer up to 50% of their base salary, 100% of their performance-based bonus, and 100% of their service bonus or any combination of the foregoing in accordance with the terms of the plan, if they submit a qualified deferral election, but there is no Company match to any amounts deferred.

Benefits under the U.S. Deferred Compensation Plan will be paid based on one of the following distribution dates or events: (i) as previously elected by the participant, either immediately in a lump sum, or in annual installments up to fifteen years following retirement; (ii) as previously elected by the participant either immediately in a lump sum upon, or in annual installments up to five years following termination prior to retirement; (iii) immediately in a lump sum upon the participant’s death or disability; (iv) if selected by a participant for education expenses in a specified year while still employed, and (v) if specifically elected by the participant, in a specified year while actively employed. However, upon a showing of financial hardship and receipt of approval from the plan administrator, a plan participant may be allowed to access funds in his or her deferred compensation account earlier than his or her existing distribution election(s). Participants are always fully vested in their deferrals under the U.S. Deferred Compensation Plan. Upon termination of the U.S. Deferred Compensation Plan within 12 months of a “change of control,” participants’ benefits under the U.S. Deferred Compensation Plan will be paid immediately in a lump sum.

Canada 10-10 Program

The following is a summary of the material terms of the Canada 10-10 Program, which is not a deferred compensation plan. Effective September 2016, this program was no longer offered to newly hired or promoted executives in the company, and effective December 31, 2017, this program was terminated.

The Company adopted the Canada 10-10 Program in 2013 to encourage participants to make long-term investments. Under the program, certain senior-level employees were able to contribute up to 10% of their received annual base salary into eligible long-term investment vehicles and may receive matching contributions from the employer. The program was administered by the Director of Global Total Rewards (GTR). Prior to the program being discontinued, all employees of the Company at or above the Vice-President level were eligible to participate in the program. Participants can begin to participate in the program on the first day of employment. Participation was voluntary and participants could decide how much money they wish to invest in approved long-term investments. Participants could participate in the program at any time during the calendar year by providing the Director of GTR with evidence of an investment having been made in an eligible long-term investment vehicle.

Participants could invest up to 10% of their received annual base salary into eligible long-term investment vehicles and, upon the approval of the Director of GTR, the Company matched such contributions, less any matching contributions made to retirement plans, in cash on a dollar-for-dollar basis to be paid directly to such employees during the next applicable pay period, subject to all applicable statutory deductions. The Company’s matching amount was based on the amount actually invested by the participant and was capped at 10% of the participant’s received annual base salary for that calendar year (the “Maximum Contribution Amount”). The Company’s Maximum Contribution Amount of 10% was a combined maximum for both the Canada 10-10 Program and any retirement saving program to which the Company contributes up to a maximum of 10% of the employee’s base earnings. Any portion of a participant’s Maximum Contribution Amount that was not used during any calendar year could not be carried forward.

The goal of the program was to provide participants with a certain level of flexibility with respect to their desired long-term investment vehicle. The Director of GTR had the discretion to decide whether or not a particular investment qualifies. Common examples of an eligible investment vehicle include (i) payments made on an investment property that is not the primary residence of the participant or lump sum payments made on a property that is the primary residence of the participant; (ii) investments made in securities listed on a recognized stock exchange or recognized mutual fund; and (iii) any investment that is long-term in nature. Company securities are not an eligible investment. The plan did not restrict the disposition of investments, once made.

Executive Employment Agreements

The Company, through wholly-owned operating subsidiaries, has entered into an employment agreement with each of the NEOs. The employment agreements continue for an indefinite term period of time until terminated in accordance with the terms of such agreements. The following is a summary of the material terms of those agreements.

Compensation and benefits

The NEOs earn an annual base salary and may earn annual short-term and long-term incentive grants determined as a percentage of base salary. In addition, the NEOs may participate in the Company’s other long-term plans, including the U.S. Deferred Compensation Plan, the ESPP, the RRSP and the 401(k) plan, as applicable. For a discussion of the compensation earned by or awarded to the NEOs in 2017, see “2017 Compensation for Named Executive Officers” on page 62. The NEOs are eligible to participate in the Company’s group benefit plans.

Confidentiality, non-solicitation and non-competition

Pursuant to their respective employment agreements, the NEOs are prohibited at all times from disclosing confidential information related to the Company. Each NEO, with the exception of Mr. Saligram and Ms. Driscoll, is subject to provisions prohibiting his or her solicitation of the Company’s employees for 12 months following termination for any reason. Mr. Saligram’s and Ms. Driscoll’s prohibitions extend for 24 months and 18 months, respectively, following termination for any reason. Each NEO is also subject to provisions prohibiting competition with the Company during the term of his or her employment agreement and for a period following termination for any reason of 18 months for Ms. Driscoll, and 12 months for Mr. Barr, Mr. Jeter, and Ms. Marck. Mr. Saligram is prohibited under the provisions of his employment agreement from competing against the Company during the term of his employment and for either (i) the greater of 12 months or the period for which base salary is paid following his termination by the Company without cause or his voluntary termination for good reason, or (ii) 12 months following his termination for any other reason.

Termination for cause

The Company may terminate Mr. Saligram’s employment at any time for “cause,” as defined in his employment agreement, without notice or any payment in lieu thereof. No incentive or bonus payment will be payable to Mr. Saligram in the event of his termination for cause. In the event of his termination for cause, all unvested stock options granted to Mr. Saligram will be cancelled as of the date of his termination and Mr. Saligram will have 30 days from the date of his termination to exercise any stock options that have vested prior to his termination, subject to the terms and conditions of our Stock Option Plan and the applicable stock option agreements. Mr. Saligram’s rights with respect to PSUs and RSUs in the event of his termination for cause are determined in accordance with the applicable PSU and RSU grant agreements and the terms and conditions of the respective PSU Plan and RSU Plans.

The Company may terminate the employment of the NEOs, other than Mr. Saligram, for “cause,” as defined in the employment agreements, at any time after providing the executive with at least 30 days’ notice of such proposed termination and allowing the executive 15 days to remedy the alleged defect. The employment agreements with the NEOs other than Mr. Saligram state that no short-term incentive or bonus payment will be payable to such NEO in the event of his or her termination for cause. In the event of termination for cause, sign-on stock options granted to the terminated NEO will be cancelled as of the date of his or her termination, and the NEO will have 30 days from the date of his or her termination to exercise any options that have vested prior to his or her termination, subject to the terms and conditions of the Company’s Stock Option Plan. and the applicable option agreements. Under the Company’s Stock Option Plan, unvested stock options expire immediately upon termination for just cause. Mr. Jeter’s vested and unvested stock options granted under the IronPlanet 1999 Stock Plan and 2015 Stock Plan are immediately cancelled upon a termination for cause. A terminated NEO’s rights with respect to PSUs and RSUs held are determined in accordance with the applicable PSU and RSU grant agreements and the terms and conditions of the respective PSU Plans and RSU Plans.

Termination without cause or voluntary termination for good reason

In the event of termination of Mr. Saligram’s employment without “cause,” as defined in his employment agreement, or his voluntary termination for “good reason,” as defined in his employment agreement, Mr. Saligram will be entitled to:

•	two year’s base salary;
•	two year’s short-term incentive bonus based at the target;
•	all earned and unpaid salary and short- and long-term incentive awards, up to and including Mr. Saligram’s final day of active employment with the Company;
•	immediate accelerated vesting of all unvested stock options (excluding sign-on stock options if termination occurs prior to July 7, 2017), with Mr. Saligram given 90 days from the date of termination to exercise such options, subject to the terms of the Company’s Stock Option Plan and the applicable stock option agreements;
•	continuation of PSUs and RSUs awarded (excluding SOG PSUs if termination occurs prior to July 7, 2017), in accordance with applicable PSU and RSU grant agreements and the terms and conditions of the respective 2013 PSU Plan, Senior Executive PSU Plan and RSU Plan; and
•	continued extended health and dental benefits coverage for up to one year after termination of his employment or the date on which he begins new full-time employment.

In the event that a NEO, other than Mr. Saligram, is terminated without cause, as defined in the employment agreements, such NEO will be entitled to:

•	For Mr. Barr, effective November 5, 2017, 1.5 times his base salary and 1.5 times his short-term incentive bonus based at target;
•	For Ms. Driscoll and Ms. Marck, one year’s base salary and one year’s short-term incentive bonus based at target, in the event of termination of Ms. Driscoll prior to July 6, 2018, or Ms. Marck prior to April 18, 2019, or eighteen month’s base salary and eighteen month’s short-term incentive bonus based at target in the event of termination of Ms. Driscoll or Ms. Marck after such respective dates.

•	For Mr. Jeter, six months’ base salary and six months’ short-term incentive bonus based at target, plus an additional one month’s base salary and 12% of the short-term incentive bonus based at target per year of service up to a maximum of one year’s base salary and one year’s short-term incentive bonus based at target.
•	a pro rata short-term incentive bonus for the year of termination, up to and including the NEO’s last day of active employment with the Company;
•	immediate accelerated vesting of all unvested stock options, with the NEO given 90 days from the date of termination to exercise such options, subject to the terms of the Company’s Stock Option Plan and the IronPlanet 1999 Stock Plan and 2015 Stock Plan and the applicable stock option agreements;
•	continuation of PSUs and RSUs awarded, in accordance with applicable PSU and RSU grant agreements and the terms and conditions of the respective 2013 PSU Plan, Senior Executive PSU Plan and RSU Plan; and
•	continued extended health and dental benefits coverage under existing cost sharing arrangements (or the cash equivalent) for up to one year after termination of his or her employment or the date on which he or she begins new full-time employment.

Under the terms of the employment agreements with the NEOs, other than Mr. Saligram, NEOs may terminate their respective employments with the Company for “good reason,” as defined in the employment agreements, and, in the event of good reason, will receive pay and benefits as if terminated by the Company without cause, and the termination will be regarded as a termination without cause for purposes of the Company’s Stock Option Plan, PSU Plans and RSU Plans. Under the employment agreements, NEOs other than Mr. Saligram may terminate their employments for good reason by delivery of written notice, including the basis for such good reason, to the Company within 60 days’ commencing upon the occurrence of good reason. Termination for good reason will be effective 30 days after delivery in the event the Company fails or is unable to cure such good reason within that period.

Resignation

Under the terms of the employment agreements with the NEOs, NEOs may resign by providing three months’ written notice to the Company to that effect, except with respect to Mr. Jeter, who may resign by providing one month’s written notice to the company to that effect. If a NEO provides the Company with written notice of resignation, the Company may waive such notice, in whole or in part, in which case the Company will pay the NEO his or her base salary for only the amount of time remaining in that notice period and such NEO’s employment will terminate on the earlier date specified by the Company without any further compensation. The employment agreements with the NEOs state that no short-term incentive or bonus payment will be payable to a NEO in the event of his or her resignation. In the event of resignation, all unvested stock options held by the resigning NEO will be immediately cancelled on the termination date and such NEO will have 90 days from such date to exercise any vested stock options. Under the Company’s Stock Option Plan, unvested stock options granted on or after February 24, 2009 to a NEO, other than Mr. Saligram, are immediately cancelled. Under the RSU Plans and the PSU Plans, in the event of resignation of a participant other than by retirement in accordance with the normal retirement policy of the Company (or its affiliates), RSUs and PSUs that had not vested prior to the last day of active employment will not vest and shall be forfeited and cancelled without payment.

Retirement

The employment agreements with the NEOs provide that in the event of retirement, which, for such purpose, means retirement in accordance with the normal retirement policy of the Company (or its affiliates) when the participant is not less than 55 years of age:

•	the Company will pay a pro-rated short-term incentive bonus for the year of termination, up to and including the last day of active employment, to such NEOs in the event of retirement;

•	all unvested stock options will continue to vest according to their initial grant schedules and will remain exercisable up to the earlier of the original grant expiry date and the third anniversary of the date of retirement; and
•	RSUs and PSUs will continue to vest and be paid in accordance with the original grant schedule applicable thereto.

Notwithstanding the foregoing, Mr. Saligram will not be entitled to exercise or receive any retirement-related benefits or rights if he retires prior to July 7, 2019.

Change of control

The Compensation Committee believes that change of control arrangements are necessary to attract and retain the talent necessary for the Company’s long-term success. The Company has entered into change of control agreements with the NEOs (the “Change of Control Agreements”).

For purposes of the Change of Control Agreements, a “change of control” means:

•	the acquisition or accumulation of beneficial ownership of more than 50% of the Company’s voting shares by a person or a group of persons acting jointly or in concert;
•	a person, or a group of persons acting jointly or in concert, holding at least 25% of the Company’s voting shares and being able to change the composition of the Board by having their nominees elected as a majority of the Board;
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever and whether in one transaction or in a series of transactions or by plan of arrangement; or
•	other than for Mr. Saligram, a reorganization, merger or consolidation or sale or other disposition of substantially all the assets of the Company, unless the Company beneficially owns all or substantially all of the Company’s assets either directly or through one or more subsidiaries following such event.

The Change of Control Agreements provide for payment and accelerated vesting upon a “double-trigger,” which requires a change of control and either (i) termination by the Company without “cause” or within two years following a change of control; or (ii) termination by the NEO for good reason upon a change of control or within one year following a change of control. Following a double-trigger event, each NEO will be entitled to a lump-sum cash amount equal to the aggregate of:

•	in the case of Mr. Saligram, two times annual base salary, two times the short-term incentive bonus at target plus pro rata target bonus for year of termination, and two times the annual premium cost that would be incurred by the Company to continue to provide to Mr. Saligram all health, dental and life insurance benefits provided immediately before his termination;
•	in the case of Ms. Driscoll, Mr. Barr, Mr. Jeter, and Ms. Marck, one and one-half times annual base salary, one and one-half times the short-term incentive bonus at target plus pro rata target bonus for year of termination, and one and one-half times the annual premium cost that would be incurred by the Company to continue to provide to them all health, dental and life insurance benefits provided immediately before their termination.

Each of the NEOs is entitled, following a double-trigger event, to:

•	accelerated vesting of RSU and PSU awards; and
•	immediate vesting of all unvested stock options, with a 90-day exercise period.

The employment agreements with the NEOs, provide that, notwithstanding provisions to the contrary in plan documents, any accelerated vesting of annual long-term incentive awards upon a change of control, as defined in the Change of Control Agreements, requires both a change of control and the termination of employment without “cause” or for “good reason,” each as defined in the respective employment agreements.

In the case of Ms. Driscoll, Mr. Barr, Mr. Jeter, and Ms. Marck, the Change of Control Agreements provide that no such payments will be made unless the NEO signs within 60 days and does not revoke a full and general release of any and all claims against the Company, affiliates, and past and then current officers, directors, owners, managers, members, agents and employees.

Indemnity agreements

The Company has entered into indemnity agreements with each NEO pursuant to which the Company agrees to indemnify each NEO in connection with claims or proceedings involving the officer (by reason of serving as a director or officer of the Company or its subsidiaries), as provided in the agreement.

Terminations

Mr. Barr ceased serving as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018. His termination pay and benefits are based on his employment agreement, which is 1.5 times his base salary and 1.5 times his at-target STI bonus, a total severance of $1,442,750. The 2017 STI bonus will be paid no later than March 31, 2018.

In addition, he will receive accelerated vesting of all unvested stock options effective March 1, 2018 and all his stock options will be exercisable for 90 days from March 1, 2018. Mr. Barr’s PSUs will continue to vest and be releasable in accordance with the applicable PSU grant agreements and the terms and conditions of the Senior Executive PSU Plan.

Potential Payments Upon Termination or Change in Control

The following table describes the estimated potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the NEOs would have been entitled if a termination of employment or change in control occurred on December 31, 2017. The actual amounts to be paid out can only be determined at the time of the NEO’s departure from the Company. The amounts reported in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs or include distributions of plan balances under our 401(k) Plan, the RRSP and the U.S. Deferred Compensation Plan. The amounts reported assume payment of all previously earned and unpaid salary, vacation pay and short- and long-term incentive awards.

Named Executive Officer	Termination for “Cause”	Termination without “Cause” or if applicable, for “Good Reason”	Resignation or Retirement	“Change of Control”	Termination without “Cause” or “Good Reason” following “Change of Control”(1)
Ravi Saligram
Cash severance(2)	—	2,000,000	—	—	2,000,000
Short-term incentive(3)	—	2,000,000	—	—	2,000,000
Acceleration of equity awards(4)(6)(7)	—	7,068,419	—	—	9,238,500
Present value of group plan benefits	—	18,157	—	—	41,977
Total Termination Benefits	—	11,086,576	—	—	13,280,477

Named Executive Officer	Termination for “Cause”	Termination without “Cause” or, if applicable, for “Good Reason”	Resignation or Retirement	“Change of Control”	Termination without “Cause” or “Good Reason” following “Change of Control”(1)
Sharon Driscoll
Cash severance(2)(5)	—	423,720	—	—	635,580
Short-term incentive(3)(5)	—	317,790	—	—	476,685
Acceleration of equity awards(4)(5)(6)(7)	—	903,059	—	—	1,239,833
Present value of group plan benefits	—	7,108	—	—	10,662
Total Termination Benefits	—	1,651,677	—	—	2,362,760
Jim Barr(8)
Cash severance(2)(5)	—	825,000	—	—	825,000
Short-term incentive(3)	—	618,750	—	—	618,750
Acceleration of equity awards(4)(6)(7)	—	1,545,429	—	—	2,092,041
Present value of group plan benefits	—	38,618	—	—	40,954
Total Termination Benefits	—	3,027,797	—	—	3,576,745
Jeff Jeter
Cash severance(2)(5)	—	192,500	—	—	577,500
Short-term incentive(3)	—	115,500	—	—	346,500
Acceleration of equity awards(4)(6)(7)	—	736,642	—	—	2,203,417
Present value of group plan benefits	—	25,745	—	—	40,253
Total Termination Benefits	—	1,070,387	—	—	3,167,670
Marianne Marck
Cash severance(2)(5)	—	350,000	—	—	525,000
Short-term incentive(3)	—	175,000	—	—	262,500
Acceleration of equity awards(4)(6)(7)	—	134,854	—	—	1,490,273
Present value of group plan benefits	—	25,745	—	—	40,104
Total Termination Benefits	—	685,599	—	—	2,277,773

(1)	Represents the occurrence of a double-trigger event under the Change of Control Agreements.
(2)	Represents cash payments based on base salary.
(3)	Represents cash payments of the short-term incentive plan based on target performance levels.
(4)	Includes cash payments for accelerated vesting of RSUs and PSUs upon a double-trigger event. Amounts are calculated based on the closing share price on the NYSE of $29.93 as of December 29, 2017.
(5)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7704 for 2017.
(6)	The value of accelerated stock options is determined by subtracting the exercise price of the stock option from the closing share price on the NYSE of $29.93 as of December 29, 2017 and multiplying the result, if a positive number (“in-the-money”), by the number of option shares that would vest as a result of termination.
(7)	The number of PSUs is determined by pro-rating the number of PSUs granted from the grant date through December 31, 2017. The value of the PSUs assumes achieving target performance levels and is based on the closing share price on the NYSE of $29.93 as of December 29, 2017.
(8)	Mr. Barr ceased serving as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018. The above table presents information as of December 31, 2017. See “Executive Employment Agreements — Terminations” on page 97 for details of the payments he received upon his termination.

Equity Compensation Plan Information as of December 31, 2017

The following table sets forth information about the Company’s equity compensation plans as of December 31, 2017.

Plan Category	Number of securities to be issued upon exercise of options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	5,278,385	(1)	$24.29	(2)	4,549,270	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	5,278,385		$24.29		4,549,270

(1)	Reflects our Stock Option Plan, the IronPlanet Stock Plans, PSUs granted under the Senior Executive PSU Plan and the Employee PSU Plan, SOG PSUs, and equity-classified RSUs. This amount reflects 100% of target numbers of PSUs granted and includes dividend equivalent rights credited in connection with such PSUs. Under the PSU Plans, the number of PSUs that vest is conditional upon specified market, service, and performance vesting conditions being met. The market vesting condition is based on the relative performance of our share price in comparison to the performance of a pre-determined portfolio of other companies’ share prices. The non-market vesting conditions are based on the achievement of specific performance measures and can result in participants earning between 0% and 200% of the target number of PSUs granted. Further, the Company has the option to choose whether to settle the PSUs in cash or in shares.

The SOG PSUs are subject to service and market vesting conditions based on the relative performance of our share price in comparison to the performance of a pre-determined portfolio of other companies’ share prices and can result in earning between 0% and 200% of the target number of SOG PSUs granted.

(2)	Weighted average exercise price does not include the effect of our outstanding share units.
(3)	Consists of: (a) 3,402,481 common shares available for issuance under the Stock Option Plan and the IronPlanet Stock Plans; (b) 1,000,000 common shares that we may elect to issue upon settlement of our PSUs granted under the 2015 PSU Plans; and (c) 146,789 common shares that we may elect to issue upon settlement of our SOG PSUs.

Burn Rate

The following table sets forth the burn rate of the Company’s equity compensation plans as at December 31, 2017.

	2015		2016		2017
Plans	Grants	Burn Rate(1)	Grants	Burn Rate(1)	Grants	Burn Rate(1)
Stock Option Plan	880,706	0.8%	1,268,101	1.2%	970,947	0.9%
2013 PSU Plan(2)	—	—	—	—	81,533	0.1%
2015 PSU Plan(3)	—	—	265,648	0.2%	136,073	0.1%
Total equity awards and burn rate	880,706	0.8%	1,533,749	1.4%	1,188,553	1.1%
Weighted average common shares outstanding	107,075,845		106,630,323		107,044,348

(1)	The burn rate for each plan is calculated by dividing the number of shares or units granted under the plan during the applicable fiscal year by the weighted average number of common shares outstanding for the applicable fiscal year.
(2)	Represents SOG PSUs reclassified from cash settled to equity settled in 2017.
(3)	Includes 257,934 grants reclassified from cash settled to equity settled in 2016.

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The following table sets forth certain information regarding the beneficial ownership our common shares as of March 21, 2018 by:

•	our NEOs;
•	our directors;
•	all of our executive officers and directors as a group; and
•	each person who is known by us to beneficially own more than 5% of our issued and outstanding common shares.

Under SEC rules, “beneficial ownership” for purposes of this table takes into account common shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by exercising vested stock options) and is different from beneficial ownership for purposes of Section 16 of the Exchange Act. Common shares that may be acquired by an individual or group within 60 days of March 21, 2018 pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in the footnotes to this table, to the best of our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Except as otherwise indicated, the address of each shareholder is c/o Ritchie Bros. Auctioneers Incorporated, 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6.

	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Named Executive Officers
Ravi Saligram(2)	796,143	*
Sharon Driscoll(3)	80,535	*
Jim Barr(4)	166,693	*
Jeff Jeter(5)	16,853	*
Marianne Marck(6)	19,302	*
Beverley Briscoe(7)	22,288	*
Robert G. Elton	—	—
J. Kim Fennell	—	—
Amy Guggenheim Shenkan	—	—
Erik Olsson	—	—
Eric Patel(8)	18,925	*
Edward Pitoniak(9)	7,121	*
Sarah Raiss	—	—
Christopher Zimmerman(10)	6,856	*
All directors and executive officers as a group (17 individuals)(11)	1,436,892	1.3%

	Amount and Nature of Beneficial Ownership	Percent of Class
5% Shareholders
Baillie Gifford & Co.(12) Calton Square, 1 Greenside Row Edinburgh EH1 3AN Scotland, UK	11,185,179	10.41%
Caisse de dépôt et placement du Québec(13) 1000, Place Jean-Paul Riopelle Montreal, Quebec H2Z 2B3	7,804,800	7.26%
Massachusetts Financial Services Company(14) 111 Huntington Avenue Boston, Massachusetts 02199	6,892,333	6.41%
Janus Henderson Group plc(15) 201 Bishopsgate London, EC2M 3AE, United Kingdom	6,237,110	5.80%
Burgundy Asset Management Ltd.(16) 181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3	6,190,152	5.76%
Champlain Investment Partners, LLC(17) 180 Battery St. Burlington, Vermont 05401	6,100,585	5.68%

*	Less than 1%.
(1)	As of March 21, 2018, there were 107,466,400 common shares outstanding.
(2)	Represents 23,786 common shares, 697,851 stock options exercisable within 60 days of March 21, 2018 and 74,506 vested PSUs releasable within 60 days of March 21, 2018.
(3)	Represents 1,000 common shares held directly, 1,375 common shares held indirectly through her spouse, 2,112 common shares held indirectly through the ESPP, 60,099 stock options exercisable within 60 days of March 21, 2018 and 15,949 vested PSUs releasable within 60 days of March 21, 2018.
(4)	Represents 144,348 stock options exercisable within 60 days of March 21, 2018 and 22,345 vested PSUs releasable within 60 days of March 21, 2018.
(5)	Represents 16,853 stock options exercisable within 60 days of March 21, 2018.
(6)	Represents 19,302 stock options exercisable within 60 days of March 21, 2018.
(7)	Represents 16,900 common shares held directly and 5,388 common shares held indirectly through the Non-Executive Director LTIP.
(8)	Represents 13,538 common shares held directly and 5,387 common shares held indirectly through the Non-Executive Director LTIP.
(9)	Represents 1,440 common shares held directly and 5,681 common shares held indirectly through the Non-Executive Director LTIP.
(10)	Represents 6,856 common shares held indirectly through the Non-Executive Director LTIP.
(11)	Represents 37,069 common shares, 238,776 stock options exercisable within 60 days of March 21, 2018 and 26,331 vested PSUs releasable within 60 days of March 21, 2018.
(12)	As reported on Baillie Gifford & Co.’s Schedule 13G/A as of December 31, 2017, Baillie Gifford & Co. had sole voting power with respect to 9,130,854 common shares and sole dispositive power with respect to 11,185,179 common shares.
(13)	As reported on Caisse de dépôt et placement du Québec’s Schedule 13G/A as of December 31, 2016, Caisse de dépôt et placement du Québec had sole voting and dispositive power with respect to 7,804,800 common shares.

(14)	As reported on Massachusetts Financial Services Company’s Schedule 13G as of December 31, 2017, Massachusetts Financial Services Company had sole voting power with respect to 6,248,910 common shares and sole dispositive power with respect to 6,892,333 common shares.
(15)	As reported on Janus Henderson Group PLC’s Schedule 13G as of December 31, 2017, Janus Henderson Group PLC had shared voting and dispositive power with respect to 6,237,110 common shares.
(16)	As reported on Burgundy Asset Management Ltd.’s Schedule 13G/A as of December 31, 2017, Burgundy Asset Management Ltd. had sole voting power with respect to 6,141,681 common shares and sole dispositive power with respect to 6,190,152 common shares.
(17)	As reported on Champlain Investment Partners, LLC’s Schedule 13G as of December 31, 2017, Champlain Investment Partners, LLC had sole voting power with respect to 4,807,720 common shares and sole dispositive power with respect to 6,100,585 common shares.

We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of our Company.

Proposal Four: Approval of the Amended and Restated
Senior Executive Restricted Share Unit Plan

Overview

On November 8, 2017 (the “Effective Date”), the Board approved and adopted the Amended and Restated Senior Executive RSU Plan and the Amended and Restated Employee RSU Plan (together with the Senior Executive RSU Plan, the “RSU Plans”). We are asking our shareholders to pass an ordinary resolution to approve the Amended and Restated Senior Executive RSU Plan, which would permit the Company to pay vested RSUs granted under the Amended and Restated Senior Executive RSU Plan on or after the Effective Date either in cash or by issuing common shares of the Company or delivering pursuant to open market purchases common shares of the Company, as opposed to requiring payment only in cash. The Amended and Restated Senior Executive RSU Plan is attached as Appendix A hereto.

The driving purpose behind requesting shareholder approval of the Senior Executive RSU Plan is to allow the Company to settle RSUs granted on or after the Effective Date in the Company’s common shares, which would further align participants’ interests with our shareholders’ interests. Although we consider participants’ interests to be currently aligned with our shareholders’ interests, as also reflected in our compensation program and philosophy, we believe our ability to satisfy such RSUs by issuing common shares of the Company or delivering pursuant to open market purchases common shares of the Company will further incentivize participants to perform on behalf of shareholders and create additional long-term shareholder value. For reference, shareholders previously approved share settlement options for (i) the Company’s 2015 PSU Plans, which shareholders approved in May 2016, and (ii) the Company’s 2013 PSU Plan, for purposes of settling our CEO’s PSUs granted under his Sign-On Grant Agreement dated August 11, 2014, which shareholders approved in May 2017. Similarly, the Company now wishes to further align participants’ interests with our shareholders’ interests by having the option to settle RSUs granted under the Amended and Restated Senior Executive RSU Plan on or after the Effective Date in the Company’s common shares, as well.

Shareholder approval of the Amended and Restated Senior Executive RSU Plan is not required for the award of RSUs under the Amended and Restated Senior Executive RSU Plan or for the settlement of such awards in cash. However, under the rules of the NYSE and the terms of the Amended and Restated Senior Executive RSU Plan, the Company may not issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company in settlement of RSUs granted under the Amended and Restated Senior Executive RSU Plan absent shareholder approval. If a majority of shareholders voting at the Meeting do not vote in favor of this proposal, then the Company will not issue common shares of the Company or deliver pursuant to open market purchases any common shares of the Company under the Amended and Restated Senior Executive RSU Plan but will pay vested RSUs in cash.

Furthermore, pursuant to the terms of the Amended and Restated Senior Executive RSU Plan, the Company will not issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company in settlement of RSUs granted under the Amended and Restated Senior Executive RSU Plan prior to the Effective Date. Such RSUs will continue to be governed by the terms of the Amended and Restated Senior Executive RSU Plan effective prior to the Effective Date and will be settled in cash.

The Company has registered with the SEC on a Registration Statement on Form S-8 up to an aggregate of 300,000 common shares of the Company issuable under the RSU Plans. The closing price for the Company’s common shares as reported on the NYSE on March 21, 2018 was $XX.

Summary of the Amended and Restated Senior Executive RSU Plan

The following is a summary of the material terms of the Amended and Restated Senior Executive RSU Plan. The following does not purport to be a complete description of the Amended and Restated Senior Executive RSU Plan and is qualified in its entirety by reference to the full text of the Amended and Restated Senior Executive RSU Plan attached as Appendix A to this Proxy Statement.

RSUs

An RSU is an award under which the recipient is entitled to a payment following vesting of the RSU. No awards other than RSUs will be available for granting under the Amended and Restated Senior Executive RSU Plan.

Eligibility

The Amended and Restated Senior Executive RSU Plan provides for the grant or award of RSUs which entitle participants, following vesting of the RSUs, to payment either in the form of common shares of the Company or cash to any person designated by the Board or by the Compensation Committee who is an employee of the Company or any affiliate of the Company.

Number of authorized shares

The aggregate number of the Company’s common shares that may be issued or delivered pursuant to open market purchases under the RSU Plans is 300,000 common shares, representing approximately [0.28%] of the issued and outstanding common shares of the Company as of March 21, 2018).

Administration

Unless otherwise determined by the Board, the Amended and Restated Senior Executive RSU Plan will be administered by the Compensation Committee.

Type of award

The Board or the Compensation Committee may grant RSUs under the Amended and Restated Senior Executive RSU Plan that will, at the election of the Compensation Committee, following vesting, entitle the recipient to: (i) a specified amount of cash, net of all applicable withholding taxes; (ii) subject to shareholder approval of this proposal and compliance with applicable stock exchange rules, a payment that, net of all applicable withholding taxes, will be satisfied by the issuance of common shares of the Company; or (iii) subject to shareholder approval of this proposal, a payment that, net of all applicable withholding taxes, will be applied to open market purchases of common shares of the Company on behalf of participants; provided that this method of settlement is not available for any officer or director subject to Section 16 of the Exchange Act. The payment to be received, or applied to the purchase or issuance of common shares of the Company, is based on the number of vested RSUs multiplied by the fair market value of one common share of the Company as at the date of vesting. Where the payment, net of applicable withholding taxes, is to be applied to the issuance of common shares of the Company, the common shares of the Company to be issued are to be issued at an issue price equal to the fair market value of one common share of the Company as at the date of vesting. The foregoing is subject to provisions of the Amended and Restated Senior Executive RSU Plan which may result, if the participant or the Company may be in possession of undisclosed material information, or the ability to trade in securities of the Company may be restricted under any insider or securities trading policy, in the fair market value of common shares instead being determined as at a subsequent date where that is no longer the case. Each award or grant of RSUs will be evidenced by a written agreement between the Company and the participant or a letter issued by the Company to a participant.

Whenever a dividend is paid on the Company’s common shares, additional RSUs will be credited to a participant’s account. The number of such additional RSUs will be calculated by dividing the dividend that would have been paid to the participant if the participant’s RSUs as at the record date for the dividend had been common shares of the Company, whether vested or not vested, by the fair market value of a common share of the Company on the date on which the dividend is paid, with fractional RSUs calculated and rounded to two decimal places.

The Amended and Restated Senior Executive RSU Plan does not contemplate any financial assistance being provided to participants.

Terms of RSU grants

Unless otherwise determined by the Compensation Committee, the RSUs granted to a participant will vest at the time and in the manner determined by the Board or the Compensation Committee at the time of the award or grant and as set out in the grant agreement or grant letter evidencing the award.

Subject to the right of a participant to designate beneficiaries entitled to receive benefits under the Amended and Restated Senior Executive RSU Plan following the death of the participant, RSUs are not assignable or transferable by a participant other than by will or the laws of descent and distribution.

RSUs that fail to vest in accordance with the Amended and Restated Senior Executive RSU Plan will be cancelled as of the date of the failure to vest. Upon failure to vest, the participant will have no further right, title or interest in or to such RSUs.

Adjustment of common shares subject to the Amended and Restated Senior Executive RSU Plan

In the event of any share dividend, subdivision or consolidation of the Company’s common shares, reclassification or conversion of the Company’s common shares, or any combination or exchange of securities, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin off or other distribution of the Company’s assets to shareholders which the Compensation Committee determines affects the common shares of the Company such that an adjustment is appropriate to prevent dilution or enlargement of participants’ rights under the Amended and Restated Senior Executive RSU Plan, then, subject to any relevant resolutions of the Board, the Compensation Committee may, in its discretion, make adjustments as it deems appropriate to preserve proportionately the interests of participants as a result of the change.

Limitations with respect to grants

In addition to the limits on the aggregate number of common shares of the Company that may be issued or delivered pursuant to open market purchases under the Amended and Restated Senior Executive RSU Plan, the number of common shares of the Company issuable to insiders pursuant to the plan and any of the Company’s other securities compensation arrangements (including the Employee RSU Plan) may not exceed 10% of the Company’s issued and outstanding common shares, and the number of common shares of the Company issued to insiders within any one year period under the Amended and Restated Senior Executive RSU Plan and any of the Company’s other securities compensation arrangements (including the Employee RSU Plan) may not exceed 10% of the Company’s issued and outstanding common shares. For these purposes, “insiders” has the meaning given to that term in the Securities Act (Ontario) who are “reporting insiders” under applicable Canadian securities laws and includes directors and certain officers of the Company, significant shareholders, associates and affiliates. The Amended and Restated Senior Executive RSU Plan does not provide for a maximum number of common shares of the Company that may be issued or delivered pursuant to open market purchases to an individual pursuant to the Amended and Restated Senior Executive RSU Plan or any other share compensation arrangement (expressed as a percentage or otherwise).

Cessation

Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:

•	without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;
•	for cause, unvested RSUs will not vest and will be forfeited;
•	as a result of voluntary resignation by the participant (other than retirement), unvested RSUs will not vest and will be forfeited;
•	as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s RSU account as at the last day of active employment that subsequently vest; and
•	upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be payable by a lump sum cash payment, net of applicable tax withholding.

Consequences of a change of control

If a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Amended and Restated Senior Executive RSU Plan, upon a change of control or within one year following a change of control, then all RSUs recorded in the participant’s RSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested RSUs, net of all applicable tax withholdings, within 30 days of the date of termination.

For purposes of the Amended and Restated Senior Executive RSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

Amendment and termination of the Amended and Restated Senior Executive RSU Plan

Subject to certain restrictions, the Board or the Compensation Committee, may, from time to time, amend, suspend or terminate the Amended and Restated Senior Executive RSU Plan without the consent or approval of any participant and, except as described below, without the consent or approval of the Company’s shareholders. Nonetheless, unless required by applicable laws, no amendment may adversely affect the rights of any participant at the time of the amendment with respect to RSUs credited to such participant’s RSU account without the consent of the participant. Upon shareholder approval of the Amended and Restated Senior Executive RSU Plan, shareholder approval will be required for any amendment of the Amended and Restated Senior Executive RSU Plan to:

•	reduce the issue or purchase price of common shares of the Company issuable under the Amended and Restated Senior Executive RSU Plan;

•	extend the term of any RSU held under the Amended and Restated Senior Executive RSU Plan where the RSUs entitle or potentially entitle the holder to be issued common shares of the Company under the Amended and Restated Senior Executive RSU Plan;
•	amend or remove the limits on the amount of grants to insiders contained in the Amended and Restated Senior Executive RSU Plan;
•	increase the maximum number of common shares of the Company issuable under the Amended and Restated Senior Executive RSU Plan;
•	permit non-employee directors to participate in the plan and be entitled or potentially entitled to be issued common shares of the Company under the Amended and Restated Senior Executive RSU Plan;
•	permit assignment or transfer of rights or interests under the plan to be entitled or potentially entitled to be issued common shares of the Company under the Amended and Restated Senior Executive RSU Plan;
•	amend the provisions specifying which amendments require shareholder approval; or
•	amend other matters that require shareholder approval under the rules or policies of any stock exchange on which the common shares of the Company may be listed or posted for trading.

New Plan Benefits

As of November 16, 2017, the Board approved the grant of the RSU awards reported in the table below under “November 2017 Awards” pursuant to the Amended and Restated Senior Executive RSU Plan (the “November 2017 Senior Executive RSU Awards”). The table below sets forth, as of March 21, 2018, the November 2017 Senior Executive RSU Awards and RSUs credited as dividend equivalents for the NEOs, the company’s executive officers as a group and the Company’s non-executive officers as a group that, upon shareholder approval of the Senior Executive RSU Plan as provided herein, will become subject to the share settlement methods at the discretion of the Board or Compensation Committee.

	Number of RSUs		Total
Name and Position	November 2017 Senior Executive RSU Awards	Dividend Equivalents(1)
Ravi Saligram Chief Executive Officer	—	—	—
Sharon Driscoll Chief Financial Officer	—	—	—
Jim Barr Group President, Emerging Business, Brand Innovation and Technology Services	—	—	—
Jeff Jeter President, Sales U.S.	42,889	493	43,382
Marianne Marck Chief Information Technology Officer	38,990	448	39,438
Executive group (8 individuals)	81,879	941	82,820
Non-Executive Director group	—	—	—
Non-Executive Officer Employee group	42,503	489	42,992
Total	124,382	1,430	125,812
Total as a percentage of the issued and outstanding common shares of the Company as of March 21, 2018), which was 107,466,400.			0.12%

(1)	Reflects accrued dividend equivalent RSUs in respect of the RSUs for the November 2017 Senior Executive RSU Awards.

If shareholders approve the Amended and Restated Senior Executive RSU Plan, upon vesting of the November 2017 Senior Executive RSU Awards, the Company may pay such vested RSUs via (i) a specified amount of cash, net of all applicable withholding taxes; (ii) subject to compliance with applicable stock exchange rules, a payment that, net of all applicable withholding taxes, will be satisfied by the issuance of common shares of the Company; or (iii) a payment that, net of all applicable withholding taxes, will be applied to open market purchases of common shares of the Company on behalf of participants; provided that this method of settlement is not available for any officer or director subject to Section 16 of the Exchange Act. If shareholders do not approve the Amended and Restated Senior Executive RSU Plan, then the vested RSUs will be paid under (i) above.

As at the date of this Proxy Statement, the November 2017 Senior Executive RSU Awards are the only RSUs granted by the Company under the Amended and Restated Senior Executive RSU Plan that (subject to shareholder approval of the Amended and Restated Senior Executive RSU Plan including the issuance of common shares of the Company or delivery pursuant to open market purchases of common shares of the Company thereunder) may be satisfied by the issuance of common shares of the Company or delivery pursuant to open market purchases of common shares of the Company, although dividend equivalent RSUs may be credited thereon. In addition, the number of common shares of the Company to be issued or delivered pursuant to open market purchases following vesting will depend on the fair market value of one common share of the Company on the date of vesting and will reflect that entitlement to payment in respect of vested RSUs will be net of all applicable withholding taxes. As a result, the number of common shares of the Company that may be issued or delivered pursuant to open market purchases following vesting of the November 2017 Senior Executive RSU Awards, and the dollar value of such common shares of the Company, cannot be determined at this time, and future grants of RSUs under the Amended and Restated Senior Executive RSU Plan are indeterminable. However, the number of common shares of the Company that may be issued or delivered pursuant to open market purchases upon vesting of RSUs granted under either the Amended and Restated Senior Executive RSU Plan or the Amended and Restated Employee RSU Plan cannot exceed the 300,000 aggregate maximum number of common shares of the Company.

The Amended and Restated Senior Executive RSU Plan provides that no common shares of the Company shall be issued or delivered pursuant to open market purchases pursuant to the plan unless (i) the plan, including the provisions permitting the Company to issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company under the plan, has been approved by shareholders of the Company, (ii) the number of common shares of the Company to be issued or delivered pursuant to open market purchases will not contravene the restrictions referred to under “Number of authorized shares” and (iii) the number of common shares of the Company to be issued will not contravene the restrictions referred to under “Limitations with respect to grants”, with respect to (ii) and (iii), each under “Proposal Four: Approval of the Amended and Restated Senior Executive Restricted Share Unit Plan — Summary of the Amended and Restated Senior Executive Restricted Share Unit Plan”.

As a result, unless the Amended and Restated Senior Executive RSU Plan, including the provisions permitting the Company to issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company, is approved by the shareholders, all RSUs granted under the plan, including the November 2017 Senior Executive RSU Awards, will be settled in cash following vesting.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass the following ordinary resolution ratifying, confirming and approving the Amended and Restated Senior Executive RSU Plan, including the provisions permitting the Company to issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company under the plan:

“RESOLVED, as an ordinary resolution, that:

1.	The Amended and Restated Senior Executive Restricted Share Unit Plan of the Company, adopted by the Board of Directors of the Company on November 8, 2017, as described in the Proxy Statement and in the form attached as Appendix A thereto, including the provisions of that plan permitting the Company to issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company under the plan, is hereby ratified, confirmed and approved.
2.	The issuance of common shares of the Company or delivery pursuant to open market purchases of common shares of the Company under the Amended and Restated Senior Executive Restricted Share Unit Plan of the Company upon vesting of the “November 2017 Senior Executive RSU Awards” referred to in the Proxy Statement are hereby ratified, confirmed and approved.
3.	Any director or officer of the Company is authorized to take such actions as such director or officer may determine are necessary or desirable to implement and give full effect to these resolutions.”

Recommendation of the Board

The Board recommends a vote “FOR” the ordinary resolution ratifying, confirming and approving the Amended and Restated Senior Executive RSU Plan.

Proposal Five: Approval of the Amended and Restated
Employee Restricted Share Unit Plan

Overview

On November 8, 2017, the Board approved and adopted the Amended and Restated Employee RSU Plan. We are asking our shareholders to pass an ordinary resolution to approve the Amended and Restated Employee RSU Plan, which would permit the Company to pay vested RSUs granted under the Amended and Restated Employee RSU Plan on or after the Effective Date either in cash or by issuing common shares of the Company or delivering pursuant to open market purchases common shares of the Company, as opposed to requiring payment only in cash. The Amended and Restated Employee RSU Plan is attached as Appendix B hereto.

The driving purpose behind requesting shareholder approval of the Amended and Restated Employee RSU Plan is to allow the Company to settle RSUs granted on or after the Effective Date in the Company’s common shares, which would further align participants’ interests with our shareholders’ interests. Although we consider participants’ interests to be currently aligned with our shareholders’ interests, as also reflected in our compensation program and philosophy, we believe our ability to satisfy such RSUs by issuing common shares of the Company or delivering pursuant to open market purchases common shares of the Company will further incentivize participants to perform on behalf of shareholders and create additional long-term shareholder value. For reference, shareholders previously approved share settlement options for (i) the Company’s 2015 PSU Plans, which shareholders approved in May 2016, and (ii) the Company’s 2013 PSU Plan, for purposes of settling our CEO’s PSUs granted under his Sign-On Grant Agreement dated August 11, 2014, which shareholders approved in May 2017. Similarly, the Company now wishes to further align participants’ interests with our shareholders’ interests by having the option to settle RSUs granted under the Amended and Restated Employee RSU Plan on or after the Effective Date in the Company’s common shares, as well.

Shareholder approval of the Amended and Restated Employee RSU Plan is not required for the award of RSUs under the plan or for the settlement of such awards in cash. However, under the rules of the NYSE and the terms of the plan, the Company may not issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company in settlement of RSUs granted under the plan absent shareholder approval. If a majority of shareholders voting at the Meeting do not vote in favor of this proposal, then the Company will not issue common shares of the Company or deliver pursuant to open market purchases any common shares of the Company under the Amended and Restated Employee RSU Plan but will pay vested RSUs in cash.

Furthermore, pursuant to the terms of the Amended and Restated Employee RSU Plan, the Company will not issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company in settlement of RSUs granted under the plan prior to the Effective Date. Such RSUs will continue to be governed by the terms of the plan effective prior to the Effective Date and will be settled in cash.

The Company has registered with the SEC on a Registration Statement on Form S-8 up to an aggregate of 300,000 common shares of the Company issuable or deliverable pursuant to open market purchases under the RSU Plans. The closing price for the Company’s common shares as reported on the NYSE on March 21, 2018 was $XX.

Summary of the Amended and Restated Employee RSU Plan

The Amended and Restated Employee RSU Plan contains substantially the same terms as the Amended and Restated Senior Executive RSU Plan described under “Proposal Four: Approval of the Amended and Restated Senior Executive Restricted Share Unit Plan — Summary of the Amended and Restated Senior Executive Restricted Share Unit Plan” on page 109, except the Amended and Restated Employee RSU Plan does not provide for vesting of RSUs upon a change of control. Such summary, as it applies to the

Amended and Restated Employee RSU Plan, is qualified in its entirety by reference to the full text of the Amended and Restated Employee RSU Plan attached as Appendix B to this Proxy Statement.

New Plan Benefits

On March 1, 2018, in honor of the Company’s 60th anniversary, the Board approved a one-time special grant of RSU awards to certain non-executive officer employees as reported in the table below under “March 2018 Awards” pursuant to the Amended and Restated Employee RSU Plan (the “March 2018 Employee RSU Awards”). The table below sets forth, as of March 21, 2018, the March 2018 Employee RSU Awards and RSUs credited as dividend equivalents for the non-executive officer employees as a group that, upon shareholder approval of the Amended and Restated Employee RSU Plan as provided herein, will become subject to the share settlement methods at the discretion of the Board or Compensation Committee.

	Number of RSUs		Total
Name and Position	November 2017 Senior Executive RSU Awards	Dividend Equivalents(1)
Ravi Saligram Chief Executive Officer	—	—	—
Sharon Driscoll Chief Financial Officer	—	—	—
Jim Barr Group President, Emerging Business, Brand Innovation and Technology Services	—	—	—
Jeff Jeter President, Sales U.S.	—	—	—
Marianne Marck Chief Information Technology Officer	—	—	—
Executive group (8 individuals)	—	—	—
Non-Executive Director group	—	—	—
Non-Executive Officer Employee group	19,180	—	19,180
Total	19,180	19,180	19,180
Total as a percentage of the issued and outstanding common shares of the Company as of March 21, 2018), which was 107,466,400.			0.02%

(1)	Reflects accrued dividend equivalent RSUs in respect of the RSUs for the March 2018 Employee RSU Awards.

If shareholders approve the Amended and Restated Employee RSU Plan, upon vesting of the March 2018 Employee RSU Awards, the Company may pay such vested RSUs via (i) a specified amount of cash, net of all applicable withholding taxes; (ii) subject to compliance with applicable stock exchange rules, a payment that, net of all applicable withholding taxes, will be satisfied by the issuance of common shares of the Company; or (iii) a payment that, net of all applicable withholding taxes, will be applied to open market purchases of common shares of the Company on behalf of participants, provided that this method of settlement is not available for any person that has become an officer or director subject to Section 16 of the Exchange Act. If shareholders do not approve the Amended and Restated Employee RSU Plan, then the vested RSUs will be paid under (i) above.

As at the date of this Proxy Statement, the March 2018 Employee RSU Awards are the only RSUs granted by the Company under the Amended and Restated Employee RSU Plan that (subject to shareholder approval of the Amended and Restated Employee RSU Plan including the issuance of common shares of the Company or delivery of common shares of the Company thereunder) may be satisfied by the issuance of common shares of the Company or delivery of common shares of the Company, although dividend equivalent RSUs may be credited thereon. In addition, the number of common shares of the Company to be issued or delivered pursuant to open market purchases following vesting will depend on the fair market value of one common share of the Company on the date of vesting and will reflect that entitlement to payment in respect of vested RSUs will be net of all applicable withholding taxes. As a result, the number of common shares of the Company that may be issued or delivered pursuant to open market purchases following vesting of the March 2018 Employee RSU Awards, and the dollar value of such common shares of the Company, cannot be determined at this time, and future grants of RSUs under the Amended and Restated Employee RSU Plan are indeterminable. However, the number of common shares of the Company that may be issued or delivered pursuant to open market purchases upon vesting of RSUs granted under either the Amended and Restated Employee RSU Plan or the Amended and Restated Senior Executive RSU Plan cannot exceed the 300,000 aggregate maximum number of common shares of the Company.

The Amended and Restated Employee RSU Plan provides that no common shares of the Company shall be issued or delivered pursuant to open market purchases pursuant to the plan unless (i) the plan, including the provisions permitting the Company to issue or deliver pursuant to open market purchases common shares of the Company under the plan, has been approved by shareholders of the Company, (ii) the number of common shares of the Company to be issued or delivered pursuant to open market purchases will not contravene the restrictions referred to under “Number of authorized shares” and (iii) the number of common shares of the Company to be issued will not contravene the restrictions referred to under “Limitations with respect to grants”, with respect to (ii) and (iii), each under “Proposal Four: Approval of the Amended and Restated Senior Executive Restricted Share Unit Plan — Summary of the Amended and Restated Senior Executive Restricted Share Unit Plan” as applied to the Amended and Restated Employee RSU Plan.

As a result, unless the Amended and Restated Employee RSU Plan, including the provisions permitting the Company to issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company, is approved by the shareholders, all RSUs granted under the plan, including the March 2018 Employee RSU Awards, will be settled in cash following vesting.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass the following ordinary resolution ratifying, confirming and approving the Amended and Restated Employee RSU Plan, including the provisions permitting the Company to issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company under the plan:

“RESOLVED, as an ordinary resolution, that:

1.	The Amended and Restated Employee Restricted Share Unit Plan of the Company, adopted by the Board of Directors of the Company on November 8, 2017, as described in the Proxy Statement and in the form attached as Appendix B thereto, including the provisions of that plan permitting the Company to issue common shares of the Company or deliver pursuant to open market purchases common shares of the Company under the plan, is hereby ratified, confirmed and approved.
2.	The issuance or delivery of common shares of the Company under the Amended and Restated Employee Restricted Share Unit Plan of the Company upon vesting of the “March 2018 Employee RSU Awards” referred to in the Proxy Statement are hereby ratified, confirmed and approved.
3.	Any director or officer of the Company is authorized to take such actions as such director or officer may determine are necessary or desirable to implement and give full effect to these resolutions.”

Recommendation of the Board

The Board recommends a vote “FOR” the ordinary resolution ratifying, confirming and approving the Amended and Restated Employee RSU Plan.

Shareholder Proposals and Director Nominations

To be considered for inclusion in the proxy statement distributed to shareholders prior to our annual meeting in 2019, pursuant to the mechanism provided by the Exchange Act, a shareholder proposal (other than in respect of the nomination of directors) must be received by us no later than November 27, 2018, which corresponds to the date that is 120 calendar days before the anniversary date on which our proxy statement was released to shareholders in connection with the Meeting, and must comply with the requirements of Rule 14a-8 of the Exchange Act. If the date of our annual meeting in 2019 is changed by more than 30 calendar days from the anniversary date of the Meeting, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy statement and form of proxy is a reasonable time before we begin to print and mail proxy materials.

Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the Company’s annual meeting in 2019 under the provisions of the CBCA. In order to make a proposal under the CBCA (other than in respect of the nomination of directors), a shareholder must hold, or have the support of persons who, in the aggregate, including or not including the shareholder, hold, at least 1% of the outstanding voting shares, or the fair market value of the shares held must be at least C$2,000 and such shares must have been held for at least six months. A shareholder proposal to nominate a director must be signed by one or more holders of shares representing in the aggregate not less than 5% of the shares entitled to vote at the meeting. Such shareholder proposals must be received by us no later than December 18, 2018, in order to be included in the proxy materials for the Company’s annual meeting in 2019. Upon receipt of a proposal in compliance with the requirements of the CBCA, the Company will set out such proposal in the proxy statement distributed to shareholders prior to the Company’s annual meeting in 2019.

In addition, our by-laws contain an advance notice provision which requires advance notice to the Company of nominations of persons for election to the Board in circumstances where nominations are made by shareholders other than pursuant to a shareholder proposal made pursuant to the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. The advance notice provision, among other things, provides for a deadline by which shareholders must notify the Company in writing of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.

Shareholders wishing to put forward a proposal or nominate a director for election should carefully review the relevant provisions of the Exchange Act, the CBCA and our amended and restated by-laws. Our by-laws, including the advance notice provisions, were approved by the Company’s shareholders at the annual and special meeting in 2015, and were set out in Schedule “A” to the information circular relating to such meeting. A copy of the by-laws is available on request from the Corporate Secretary of the Company and the information circular for our annual and special meeting in 2015 may be accessed through SEDAR at www.sedar.com or EDGAR at www.sec.gov

Shareholders must submit written proposals, in accordance with the foregoing procedures, to the following address:

Ritchie Bros. Auctioneers Incorporated
9500 Glenlyon Parkway
Burnaby, British Columbia V5J 0C6 Canada
Attention: Corporate Secretary

Other Business

As of the date of this Proxy Statement, management of the Company does not know of any other matters that will come before the Meeting. However, the proxy in the accompanying form, when properly completed and delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders and any other matter which may properly come before the meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

The contents and sending of this Proxy Statement have been approved by the Board of Directors of the Company.

By Order of the Board of Directors,

/s/ Darren Watt

Darren Watt
Corporate Secretary
Vancouver, British Columbia

March 27, 2018

Please promptly sign and return your proxy card, or, if you are a non-registered/beneficial owner, please follow the instructions on your voting instruction form. If you decide to attend the Meeting, you may, if you wish, revoke the proxy and vote your shares in person.

Annex: Selected Definitions of Operational and Financial Performance

The following defines select measures of operational and financial performance used in this Proxy Statement.

Measures of operational performance

GTV represents total proceeds from all items sold at our live on site auctions and online marketplaces. GTV is not a measure of financial performance, liquidity, or revenue, and is not presented in our consolidated financial statements.

Non-GAAP financial measures

Capital performance is calculated as earnings before interest and income taxes for the applicable period excluding the pre-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual, divided by adjusted average invested capital. For this purpose, “adjusted average invested capital” means average long-term debt excluding long-term debt held in escrow, plus average stockholders’ equity excluding items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Earnings before interest, income taxes, depreciation and amortization (EBITDA) for compensation purposes means EBITDA excluding the pre-tax effects of significant items that the Company does not consider to be part of normal operating results, such as management reorganization costs, severance, gains/losses on sale of certain property, plant and equipment, impairment losses and certain other items that the Company refers to as ‘adjusting items’, as well as items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Diluted adjusted earnings per share attributable to stockholders is calculated by dividing net income attributable to stockholders excluding the after-tax effects of adjusting items by the weighted average number of diluted shares outstanding.

Earnings CAGR means the Compounded Annual Growth Rate (CAGR) over the applicable period of the Company’s net income attributable to stockholders excluding after-tax adjusting items and items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Net operating profit after tax return on invested capital is calculated by dividing net operating profit after tax (NOPAT) by the Company’s average invested capital. NOPAT is calculated by adding back interest and income taxes to net income to arrive at a net operating profit figure, then subtracting adjusted income tax, which is calculated by multiplying net operating profit by an estimated cash tax rate.

Operating free cash flow is calculated as cash provided by operating activities minus net capital spending. Net capital spending is a GAAP measure that is calculated as property, plant and equipment additions plus intangible asset additions less proceeds on disposition of property, plant and equipment.

Return on net assets is calculated as net income attributable to stockholders excluding the after-tax effects of adjusting items, plus net finance costs, less the income tax effect of net finance costs, and excluding items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual, divided by adjusted net assets. For this purpose, “adjusted net assets” means total assets, minus cash and cash equivalents, restricted cash, and current liabilities, and excluding items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Appendix A: Amended and Restated
Senior Executive Restricted Share Unit Plan

RITCHIE BROS. AUCTIONEERS INCORPORATED

AMENDED AND RESTATED
SENIOR EXECUTIVE RESTRICTED SHARE UNIT PLAN

(November 2017)

ARTICLE 1
PURPOSE

1.1 Purpose

The purposes of this Amended and Restated Senior Executive Restricted Share Unit Plan (the “Plan”) are to: (i) enhance the Corporation’s ability to provide longer term incentive compensation to Participants which is linked to performance of the Corporation, (ii) assist the Corporation in attracting, retaining and motivating the Participants; (iii) provide incentives and motivation for Participants through equity-based incentives that link compensation with the value of the Corporation’s Common Shares; and (iv) promote a closer alignment of interests between Participants and the shareholders of the Corporation by associating a portion of Participants’ compensation with the Corporation’s Common Share price, that promotes and recognizes the success and growth of the Corporation and assists in creating value for shareholders of the Corporation.

ARTICLE 2
INTERPRETATION

2.1 Definitions

In and for the purposes of this Plan, except as otherwise expressly provided:

“Affiliate” means any corporation, partnership or other entity in which the Corporation, directly or indirectly, has a majority ownership interest.

“Applicable Laws” means all corporate, securities or other laws (whether Canadian or foreign, federal, provincial or state) applicable to the Corporation in relation to the implementation and administration of this Plan and the matters contemplated herein.

“Applicable Tax Withholdings” means any and all taxes and other source deductions or other amounts which the Corporation or any Affiliate is required by law to withhold or deduct in respect of any amount or amounts to be paid or credited under this Plan.

“Beneficiary” of any Participant means, subject to any Applicable Laws, an individual who, on the date of the Participant’s death, has been designated by the Participant to receive benefits payable under this Plan following the death of the Participant, either in a Grant Agreement or in such other form as may be approved for such purpose by the Committee or the Corporation, or, where no such designation is validly in effect at the time of death of a Participant, or if no such individual validly designated survives the Participant until payment of benefits payable under this Plan in respect of RSUs credited to the Participant’s RSU Account, the legal representative (an administrator, executor, committee or other like person) of the Participant.

“Board” means the board of directors of the Corporation.

“Board Guidelines” has the meaning defined in section 9.5.

“Business Day” means a day which is not a Saturday or Sunday or a day observed as a holiday under the laws of the Province of British Columbia.

“Cause” for the purposes of the Plan, notwithstanding the terms of any agreement between the Corporation or an Affiliate and any Participant, unless otherwise defined in the applicable Grant

Appendix A-1

Agreement or Grant Letter in respect of any RSUs granted or awarded to any Participant, means the willful and continued failure by a Participant to substantially perform, or otherwise properly carry out, the Participant’s duties on behalf of the Corporation or an Affiliate, or to follow, in any material respect, the lawful policies, procedures, instructions or directions of the Corporation or any applicable Affiliate (other than any such failure resulting from the Participant’s Disability or incapacity due to physical or mental illness), or the Participant willfully or intentionally engaging in illegal or fraudulent conduct, financial impropriety, intentional dishonesty, breach of duty of loyalty or any similar intentional act which is materially injurious to the Corporation, or which may have the effect of materially injuring the reputation, business or business relationships of the Corporation or an Affiliate, or any other act or omission constituting cause for termination of employment without notice or pay in lieu of notice at common law. For the purposes of this definition, no act, or failure to act, on the part of a Participant shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant’s action or omissions were in, or not opposed to, the best interests of the Corporation and its Affiliates.

“Change of Control”, unless otherwise defined in the applicable Grant Agreement or Grant Letter in respect of any RSUs granted or awarded to any Participant, means the occurrence and any time after the date of adoption and implementation of this Plan of any of the following events:

(a)	a person, or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Common Shares;
(b)	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Common Shares and being able to change the composition of the Board by having the person’s, or group of persons’ nominees elected as a majority of the Board; or
(c)	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Corporation, over a period of one year or less, in any manner whatsoever and whether in one transaction or in a series of transactions or by plan of arrangement.

“Committee” means the Compensation Committee and any committee of the Board which may subsequently be established or designated for this purpose and to which the Board delegates administration of this Plan, provided that if the Compensation Committee ceases to exist, without any successor committee coming into existence, “Committee” shall mean the Board.

“Committee Guidelines” has the meaning defined in section 9.6.

“Common Shares” means common shares in the capital of the Corporation.

“Corporation” means Ritchie Bros. Auctioneers Incorporated.

“Disability” in respect of any Participant, for the purposes of this Plan, means any physical or mental incapacity of the Participant that prevents the Participant from substantially fulfilling the Participant’s duties and responsibilities on behalf of the Corporation, or, if applicable, an Affiliate, or the Participant, to a substantial degree, being unable, due to illness, disease, affliction, mental or physical disability or incapacity or similar cause, to fulfill the Participant’s duties and responsibilities as an employee of the Corporation or, if applicable, an Affiliate.

“Dividend Equivalents” has the meaning defined in section 4.2.

“Dividends” means ordinary course cash dividends which are declared and paid by the Corporation on the Common Shares (and, for greater certainty, “Dividends” will not include dividends which are payable in shares or securities or in assets other than cash but will, however, include dividends which may be declared in the ordinary course by the corporation on the Common Shares which are payable, at the option of a shareholder, either in cash or in shares or securities or in assets other than cash, reflecting the cash amount per Common Share of such dividend).

“Employed” with respect to a Participant, means that (i) the Participant is performing work at a workplace of the Corporation or an Affiliate, or elsewhere on behalf of and at the direction of the Corporation or an Affiliate, or (ii) the Participant is not actively so performing such work due to a

Appendix A-2

Period of Absence, and (iii) has not been given, or received, a notice of termination of employment by the Corporation or an Affiliate. For greater certainty, a Participant shall not be considered “Employed” or otherwise an Employee during any Notice Period that arises upon the involuntary termination of the employment, whether for Cause or otherwise, of the Participant by the Corporation or an Affiliate, as applicable.

“Employee” means an employee of the Corporation or of any Affiliate.

“Employee Performance Share Unit Plan” means the Employee Performance Share Unit Plan adopted and approved by the Board on March 9, 2015 pursuant to which performance share units of the Corporation may be granted or awarded to certain Employees, as the same may from time to time be amended.

“Employee Restricted Share Unit Plan” means the Amended and Restated Employee Restricted Share Unit Plan adopted and approved by the Board on November 8, 2017 pursuant to which restricted share units of the Corporation may be granted or awarded to Employees other than Participants under this Plan, as the same may from time to time be amended.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a Common Share on any day means the volume weighted average price of the Common Shares reported by the New York Stock Exchange for the twenty trading days immediately preceding that day (or, if the Common Shares are not then listed and posted for trading on the New York Stock Exchange, on such other exchange or quotation system as may be selected for that purpose by the Committee), provided that if the Common Shares are not listed or posted on any exchange or quotation system, the Fair Market Value of the Common Shares will be the fair market value of the Common Shares as determined by the Committee, and provided that if the Fair Market Value as so determined is not denominated in United States currency, the “Fair Market Value” shall be the U.S. dollar equivalent of the Fair Market Value as herein otherwise determined.

“Good Reason” means a material adverse change by the Corporation or an Affiliate to a Participant’s position, authority, duties, responsibilities or compensation, excluding an isolated or inadvertent action not taken in bad faith and which is remedied by the Corporation or Affiliate promptly after receipt of written notice given by the Participant.

“Grant Agreement” means an agreement between the Corporation and a Participant evidencing any RSUs granted or awarded, as contemplated in section 3.6, and “Grant Letter” means a letter issued to a Participant by the Corporation as contemplated in section 3.6, in each case together with such schedules, exhibits, amendments, deletions or changes thereto as are permitted under this Plan.

“Grant Date” for any RSUs means the effective date of the grant or award of such RSUs to a Participant under section 3.1.

“Insider” means an “insider” of the Corporation within the meaning of that term as found in the Securities Act (Ontario) who is a “reporting insider” (as defined in National Instrument 55-104 —  Insider Reporting Requirements and Exemptions), and includes “associates” (which has the meaning as found in the Securities Act (Ontario)) and “affiliates” (which has the same meaning as “affiliated companies” as found in the Securities Act (Ontario) and also includes those issuers that are similarly related, whether or not any of the issuers are corporations, companies, partnerships, limited partnerships, trusts, income trusts or investment trusts or any other organized entity issuing securities) of the insider and “issued to Insiders” includes direct or indirect issuances.

“IronPlanet Stock Option Plans” means, collectively, the IronPlanet, Inc. 1999 Stock Plan and the IronPlanet Holdings, Inc. 2015 Stock Plan, as each may from time to time be amended.

“Notice Period”, in respect of any Participant whose employment is terminated by the Corporation (or an Affiliate), means such period, if any, as the Committee or an executive officer (other than the Participant) may in their discretion, designate as the period of notice required to be given to the Participant in respect of termination of his or her employment without Cause (and, for greater

Appendix A-3

certainty, there is no obligation for uniformity of treatment of Participants, or any group of Participants, whether based on salary grade or organization level or otherwise).

“Participant” means an Employee who has been designated by the Board or Committee as eligible to participate in this Plan pursuant to section 3.1.

“Period of Absence”, with respect to any Participant, means a period of time throughout which the Participant is on maternity or parental or other leave or absence approved by the Corporation (or, if applicable, an Affiliate) or required by law, or is experiencing a Disability.

“Restricted Share Unit” or “RSU” means one notional Common Share (without any of the attendant rights of a shareholder of such share, including the right to vote such share and the right to receive dividends thereon, except to the extent otherwise expressly provided herein) credited by bookkeeping entry to a notional account maintained for the Participant in accordance with this Plan.

“Restricted Share Unit Account” or “RSU Account” means an account described in section 4.1.

“Retirement” of a Participant, unless otherwise defined in the applicable Grant Agreement or Grant Letter in respect of any RSUs granted or awarded to the Participant, means the retirement of the Participant when the Participant is not less than 55 years of age.

“SEC Officer” means any person that is (i) an “officer” of the Corporation within the meaning of Rule 16a-1(f) under the Exchange Act, regardless of whether such person is then subject to Section 16 under the Exchange Act, or (ii) a member of the Board.

“Section 409A” means Section 409A of the Internal Revenue Code of the United States of America, including the rules and authority thereunder.

“Securities Compensation Arrangement” means any stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the Corporation, including a share purchase from treasury that is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

“Senior Executive Performance Share Unit Plan” means the Senior Executive Performance Share Unit Plan adopted and approved by the Board on March 9, 2015 pursuant to which performance share units of the Corporation may be granted or awarded to certain Employees, as the same may from time to time be amended.

“Stock Option Plan” means the amended and restated Stock Option Plan of the Corporation, as the same may from time to time be amended.

“U.S. Participant” means a Participant that is a United States citizen, a resident of the United States of America (including the States and the District of Columbia and its territories and possessions and other areas subject to its jurisdiction) or is otherwise subject to taxation under the Internal Revenue Code of the United States of America, as amended, in respect of the Participant’s compensation from the Corporation or an Affiliate.

“Valuation Date” has the meaning defined in section 6.1(b).

“Vested Restricted Share Unit” and “Vested RSU” have the meanings defined in section 5.1.

“Vesting Period”, in respect of any RSU, except as the Committee may otherwise determine, means the period commencing on the effective date of the grant or award of such RSU and ending on such time as the Board or Committee may determine pursuant to sections 3.1 and 3.2, provided, however, that such period may be reduced or eliminated from time to time or at any time as determined by the Board or Committee. Except as may otherwise be determined by the Board or Committee, the Vesting Period for any RSU granted, awarded or credited pursuant to section 4.2 the same as the Vesting Period of the RSU in respect of which such additional RSUs are granted, awarded or credited.

Appendix A-4

2.2 Interpretation

In and for the purposes of this Plan, except as otherwise expressly provided:

(a)	“this Plan” means this Amended and Restated Senior Executive Restricted Share Unit Plan as it may from time to time be modified, supplemented or amended and in effect;
(b)	all references in this Plan to a designated “Article”, “section” or other subdivision is to the designated Article, section or other subdivision of, this Plan;
(c)	the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, section or other subdivision of this Plan;
(d)	the headings are for convenience only and do not form a part of this Plan and are not intended to interpret, define or limit the scope, extent or intent of this Plan or any provision hereof;
(e)	the singular of any term includes the plural, and vice versa, the use of any term is generally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting whether or not non-limiting language is used;
(f)	any reference to a statute includes such statute and the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and any statute or regulations that may supplement or supersede such statute or regulations; and
(g)	where the time for doing an act falls or expires on a day which is not a Business Day, the time for doing such act is extended to the next Business Day.

2.3 Governing Law

This Plan will be governed by and construed in accordance with the laws of the Province of British Columbia. The validity, construction and effect of this Plan, any rules and regulations relating to this Plan, and any determination, designation, notice, election or other document contemplated herein shall be determined in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

2.4 Severability

If any provision or part of this Plan is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part hereof.

2.5 Language

The Corporation and the Participants confirm their desire that this document along with all other documents including all notices relating hereto, be written in the English language. La Corporation et les participants confirment leur volonté que ce document de même que tous les documents, y compris tout avis, s’y rattachant soient rédigés en anglais.

2.6 Currency

Except where expressly provided otherwise, unless the Committee determines otherwise, all references in this Plan to currency and all payments to be made pursuant hereto shall be in U.S. currency. Unless the Committee otherwise determines, any currency conversion required to be made hereunder from United States dollars to a foreign currency, or vice versa, will be made at the rate of exchange quoted by the Bank of Canada on the relevant day.

Appendix A-5

ARTICLE 3
ELIGIBILITY AND AWARDS

3.1 Eligibility and Grant of Awards

Subject to the terms and conditions of this Plan and any Board Guidelines or Committee Guidelines, the Board or Committee may from time to time while this Plan is in force;

(a)	determine the Employees who may participate in this Plan and designate any Employee as being a Participant under this Plan; and
(b)	award or grant RSUs to any Participant and determine the number or value of RSUs granted or awarded to each Participant, the vesting criteria (if any) and vesting period and other terms, conditions and provisions applicable to such award or grant or RSUs that are consistent with this Plan and that the Board or Committee in its discretion determines to be appropriate.

3.2 Terms and Conditions

Without limiting the generality of section 3.1, subject to section 6.4, for greater certainty, pursuant to section 3.1 the Board and Committee have authority to determine, in their discretion, the Employees to whom RSUs may be awarded or granted, the number or value of RSUs that are awarded or granted to any Participant and the terms, conditions and provisions of any RSUs awarded or granted, including, without limitation, (i) the time and manner in which any RSU shall vest; (ii) applicable conditions and vesting provisions and Vesting Period applicable to any RSUs; (iii) any additional conditions with respect to payment or satisfaction of any RSUs following vesting of such RSUs; (iv) restrictions or limitations on Common Shares that may be purchased pursuant to section 6.2, or Common Shares that may be issued pursuant to section 6.3, including holding requirements or resale restrictions and the nature of such restrictions or limitations; and (v) any other terms and conditions as the Board or Committee may in its discretion determine.

In making such determination, the Board or Committee shall consider the timing of crediting RSUs to the Participant’s RSU Account and the vesting requirements applicable to such RSUs to endeavour to ensure that the crediting of the RSUs and the vesting requirements and payment to be made hereunder will not be subject to the “salary deferral arrangement” rules under the Income Tax Act (Canada) and any applicable provincial legislation.

3.3 Service Period

Awards of RSUs shall only be made to a Participant in respect of services to be performed by such Participant in the calendar year in which such RSUs are awarded and shall be in addition to and not in substitution for or in lieu of ordinary salary and wages received by such Participant in respect of services to the Corporation or an Affiliate thereof.

3.4 Awards at any Time

The Board or Committee may make awards of RSUs at any time and from time to time during any year while this Plan is in force, and such designations and awards need not be made at the same time or times in any year as in any other year.

3.5 Limitation on Rights

Except as expressly set out herein or in any Board Guidelines, Committee Guidelines or any Grant Agreement or Grant Letter, nothing in the Plan or in any of the Board Guidelines or Committee Guidelines or in any Grant Agreement or Grant Letter nor any action taken hereunder shall confer on any Employee or Participant any right to be awarded any RSUs or additional RSUs. Except as expressly set out herein or in any Board Guidelines or Committee Guidelines, there is no obligation for uniformity of treatment of Participants, or any group of Employees and the Board or Committee shall have authority, in their absolute discretion, to determine the Employees to whom RSUs are awarded and the number or value of RSUs awarded to any Participant, which may reflect such

Appendix A-6

matters as the Board or Committee, in their absolute discretion, may consider. Any award of RSUs made to any Participant shall not obligate the Board or Committee to make any subsequent award to such Participant.

3.6 Grant Agreements and Grant Letters

Each award or grant of RSUs shall be evidenced by a written agreement (a “Grant Agreement”) between the Corporation and the Participant or a letter (a “Grant Letter”) issued to a Participant by the Corporation, or, if the Board or Committee so determines, all awards or grants of RSUs to any Participant in any calendar year, or other period of 12 consecutive months (or such longer period as may be determined by the Board or the Committee) may be evidenced by a Grant Agreement or Grant Letter, issued annually (or in such other frequency as the Board or Committee may determine), in each case in such form as may be prescribed, specified or approved by the Board or Committee. A Participant will not be entitled to any award of RSUs or any benefit of this Plan unless the Participant agrees with the Corporation to be bound by the provisions of this Plan. By entering into an agreement described in this section 3.6, each Participant shall be deemed conclusively to have accepted and consented to all terms and conditions of this Plan and all actions or decisions made by the Board or the Committee or any person to whom the Committee may delegate administrative powers and duties hereunder, in relation to this Plan. The provisions of this Plan shall also apply to and be binding on Beneficiaries, other legal representatives, other beneficiaries and successors of each Participant. For greater certainty, no certificate shall be issued with respect to any RSUs.

3.7 Beneficiaries

A Participant may, by written notice or election delivered to the Corporate Secretary of the Corporation, in such form and executed and delivered in such manner as the Committee may from time to time determine, specify or approve, (i) designate one or more individuals to receive the benefits payable under this Plan following the death of the Participant, and (ii) modify, alter, change or revoke any such designation, subject always to the provisions and requirements of applicable law. For greater certainty, the validity of such designation, or any such modification, alteration, change or revocation, will be subject to the laws of the jurisdiction of residence of the Participant.

3.8 No Right to Hold Office

This Plan shall not be interpreted as either an employment agreement or a trust agreement. Nothing in this Plan nor any Board Guidelines, Committee Guidelines nor any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed as giving any Participant the right to be retained in the continued employ or service of the Corporation or any of its Affiliates, or, except as expressly set out herein, confer on any Participant any right to be awarded any RSUs, or giving any Participant, any Beneficiary, any dependent or relation as may be designed by a Participant by testamentary instrument or otherwise, or any other person, the right to receive any benefits not specifically expressly provided in this Plan nor shall it interfere in any way with any other right of the Corporation or any Affiliate to terminate the employment or service of any Participant at any time or to increase or decrease the compensation of any Participant.

3.9 No Representations

(a)	The Corporation makes no representations or warranties to any Participant with respect to this Plan or RSUs or Common Shares that may be acquired pursuant to section 6.2 or issued pursuant to section 6.3. Participants are expressly advised that the value of any RSUs, and Common Shares that may be acquired pursuant to section 6.2 or issued pursuant to section 6.3, will, among other things, fluctuate with the trading price of Common Shares.
(b)	Participants agree to accept all risks associated with a decline in the market price of Common Shares and all other risks associated with the holding of RSUs or Common Shares that may be acquired pursuant to section 6.2 or issued pursuant to section 6.3.

Appendix A-7

3.10 No Restriction on Corporate Action

Nothing contained in this Plan shall be construed to prevent the Corporation from taking any corporate action which is determined by the Board or the Committee to be appropriate or in the best interests of the Corporation, whether or not such action would have an adverse effect on this Plan or any RSUs credited under this Plan and no Participant nor any other person shall have any claim against the Corporation as a result of any such action.

3.11 Compensation Programs

Neither the adoption of this Plan nor any Board Guidelines or Committee Guidelines nor the provisions of any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed as any limitation on the power or authority of the Board or Committee, subject to Applicable Law, to (i) amend, modify, alter or suspend the compensation structure or programs of the Corporation for employees; or (ii) adopt any compensation structure or programs, whether in replacement of, or in substitution for any other compensation structure or program of the Corporation, for employees or otherwise, including the grant or awarding of any “restricted share units” or “performance share units” (whether on the same terms and conditions as set out herein or otherwise), either generally or only in specific cases.

3.12 No Awards Following Last Day of Active Employment

Without limiting the generality of section 3.5, in the event any Participant ceases to be Employed for any reason, notwithstanding any other provision hereof, and notwithstanding any provision of any employment agreement between any Participant and the Corporation or any Affiliate, such Participant shall not have the right to be awarded any additional RSUs, and shall not be awarded any RSUs pursuant to section 3.1 or section 4.2, after the last day of active employment of such Participant on which such Participant actually performs the duties of the Participant’s position, whether or not such Participant receives a lump sum payment of salary or other compensation in lieu of notice of termination, or continues to receive payment of salary, benefits or other remuneration for any period following such last day of active employment. Notwithstanding any other provision hereof, or any provision of any employment agreement between any Participant and the Corporation or any Affiliate, in no event will any Participant have any right to damages in respect of any loss of any right to be awarded RSUs pursuant to section 3.1 or section 4.2 after the last day of active employment of such Participant.

ARTICLE 4
RESTRICTED SHARE UNIT ACCOUNTS

4.1 Restricted Share Unit Accounts

A notional account will be established for each Participant, to reflect such Participant’s interest under this Plan. The account so established shall be (i) credited with the number of RSUs (including, if applicable, fractional RSUs) credited pursuant to section 3.1 and (ii) adjusted to reflect additional RSUs (including, if applicable, fractional RSUs) credited pursuant to section 4.2, and the cancellation of RSUs (including, if applicable, fractional RSUs) with respect to which payments are made pursuant to section 6.1 or which fail to vest as contemplated in ARTICLE 5 or ARTICLE 7. RSUs that fail to vest in a Participant pursuant to ARTICLE 5 or ARTICLE 7, or that are paid out to the Participant or the Participant’s Beneficiary or legal representatives, shall be cancelled and cease to be recorded in the Participant’s RSU Account as of the date on which such RSUs are forfeited or cancelled under this Plan or are paid out, as the case may be. Each such account shall be established and maintained for bookkeeping purposes only. Neither this Plan nor any of the accounts established hereunder shall hold any actual funds or assets.

4.2 Dividend Equivalents

The RSU Account of each Participant will be credited with additional RSUs (including, if applicable, fractional RSUs) (“Dividend Equivalents”) on each dividend payment date in respect of which Dividends are paid by the Corporation on the Common Shares. Such Dividend Equivalents will be

Appendix A-8

computed by dividing: (i) the product obtained by multiplying the amount of the Dividend declared and paid by the Corporation on the Common Shares on a per share basis by the number of RSUs recorded in the Participant’s RSU account on the record date for the payment of such Dividend, by (ii) the Fair Market Value of a Common Share on the date the Dividend is paid by the Corporation, with fractional RSUs calculated and rounded to two decimal places. Notwithstanding the foregoing, no additional RSUs shall be credited to the account of one or more Participants pursuant to this section 4.2 from and after the date on which the Participant ceases to be Employed.

4.3 Reorganization Adjustments

(a)	In the event of any declaration of any stock dividend payable in securities (other than a dividend which may be paid in cash or in securities at the option of the holder of Common Shares), or any subdivision or consolidation of Common Shares, reclassification or conversion of Common Shares, or any combination or exchange of securities, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin off involving the Corporation or other distribution (other than normal course cash dividends) of Corporation assets to holders of Common Shares or any other similar corporate transaction or event, which the Committee determines affects the Common Shares such that an adjustment is appropriate to prevent dilution or enlargement of the rights of Participants under this Plan, then, subject to any relevant resolutions of the Board (if required in the opinion of the Corporation’s counsel) the Committee, in its sole discretion, and without liability to any person, shall make such equitable changes or adjustments, if any, as it considers appropriate, in such manner as the Committee may consider equitable, to reflect such change or event including, without limitation, adjusting the maximum number of Common Shares that may be issued as contemplated in section 6.3(i) or adjusting the number of RSUs outstanding under this Plan, provided that the value of the RSUs credited to a Participant’s RSU Account immediately after such an adjustment shall not exceed the value of the RSUs credited to such account immediately prior thereto.
(b)	The Corporation shall give notice to each Participant in the manner determined, specified or approved by the Committee of any change or adjustment made pursuant to this section and, upon such notice, such adjustment shall be conclusive and binding for all purposes.
(c)	The Committee may from time to time adopt rules, regulations, policies, guidelines or conditions with respect to the exercise of the power or authority to make changes or adjustments pursuant to section 4.3(a). The Committee, in making any determination with respect to changes or adjustments pursuant to section 4.3(a), shall be entitled to impose such conditions as it considers or determines necessary in the circumstances, including conditions with respect to satisfaction or payment of all Applicable Tax Withholdings.
(d)	The existence of outstanding RSUs shall not affect in any way the right or power and authority of the Corporation or its shareholders to make or authorize any alteration, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business or any merger, amalgamation, combination or consolidation of or involving the Corporation, or to create or issue any bonds, debentures, shares or other securities of the Corporation, or the rights and conditions attaching thereto, or to amend the terms and conditions or rights and restrictions thereof (ranking ahead of the Common Shares or otherwise), or any right thereto, or to effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar nature or character or otherwise.

Appendix A-9

ARTICLE 5
VESTING

5.1 Vesting General

Subject to section 5.2 and section 7.8, unless the Board or Committee otherwise determines, all RSUs awarded pursuant to section 3.1 to any Participant shall vest at the time and in the manner determined by the Board or Committee at the time of the award or grant and shall be set out in (or in a Schedule or Exhibit to) the Grant Agreement or Grant Letter evidencing the award of such RSUs, provided that, subject to the provisions of ARTICLE 7, such Participant remains Employed by the Corporation or an Affiliate at the expiry of the Vesting Period applicable to such RSUs. For greater certainty, RSUs that have been granted or awarded to a Participant and which do not vest in accordance with this ARTICLE 5 or ARTICLE 7, as applicable, shall be forfeited by the Participant and the Participant will have no further right, title or interest in such RSUs and shall have no right to receive any cash payment with respect to any RSU that does not become a vested RSU. All RSUs referred to in section 4.2 shall vest at the time when the RSUs in respect of which such Dividend Equivalents were credited vest. Except where the context requires otherwise, each RSU which vests pursuant to this section 5.1 or section 7.8 shall be referred to as a “Vested Restricted Share Unit” or “Vested RSU” and collectively as “Vested Restricted Share Units” or “Vested RSUs”.

5.2 Waiver of Vesting Conditions

Subject to section 6.4, the Board or Committee may, in its discretion, waive any restrictions with respect to vesting criteria, conditions, limitations or restrictions with respect to any RSUs granted or awarded to any Participant (including reducing or eliminating any Vesting Period originally determined) and may, in its discretion, at any time permit the acceleration of vesting of any or all RSUs or determine that any RSU has vested, in whole or in part, all in such manner and on such terms as may be approved by the Board or Committee, where in the opinion of the Board or Committee it is reasonable to do so and does not prejudice the rights of the Participant under the Plan.

ARTICLE 6
PAYMENT FOLLOWING VESTING

6.1 Payment Following Vesting

(a)	Subject to ARTICLE 7, following vesting of any RSU recorded in any Participant’s RSU Account, the Corporation will pay the Participant a payment in an amount equal to the number of such Vested RSUs multiplied by the Fair Market Value of one Common Share as at the date of vesting, payable or to be satisfied, as determined by the Committee:
(i)	by a lump sum payment in cash, net of all Applicable Tax Withholdings;
(ii)	subject to the shareholders of the Corporation approving this Plan, by applying all of such amount, net of all Applicable Tax Withholdings, to the purchase of Common Shares in accordance with section 6.2, provided that, notwithstanding any other provision of this Plan, this means of paying or satisfying the payment shall not be available with respect to any award or grant made to any Participant that is an SEC Officer at the time of the award or grant or that becomes an SEC Officer at any time prior to the time of payment; or
(iii)	subject to the shareholders of the Corporation approving this Plan, including the provisions of this Plan permitting the Corporation to issue Common Shares under section 6.3 hereof, and the rules, policies or requirements of any stock exchange on which the Common Shares are listed or quoted, by the issuance from treasury to the Participant of Common Shares in accordance with section 6.3.
(b)	Notwithstanding the foregoing, if at the date of vesting of any RSUs, a Participant or the Corporation may be in possession of undisclosed material information regarding the Corporation, or on such date of vesting, pursuant to any insider or securities trading policy

Appendix A-10

of the Corporation, the ability of a Participant or the Corporation to trade in securities of the Corporation may be restricted, the Committee may, in its discretion, determine that the payment to be paid to any Participant in respect of any Vested RSUs shall be an amount equal to the number of Vested RSUs multiplied by the Fair Market Value of one Common Share as at such date (the “Valuation Date”), following the date of vesting, which is after the later of (i) the date on which the Participant or the Corporation is no longer in possession of material undisclosed information and (ii) the date on which the ability of the Participant or the Corporation to trade in securities of the Corporation is not restricted, as may be determined by the Committee.
(c)	The Committee may, at the time of any award or grant of RSUs under this Plan, or at any time thereafter, determine, subject to the provisions of section 6.1(a) and 6.3(a), and without prejudice to the discretion of the Committee pursuant to section 6.2(e) or 6.3(g), or otherwise in this Plan, whether payment of the amount referred to in section 6.1(a) is to be paid or satisfied (i) as contemplated in section 6.1(a)(i), (ii) as contemplated in section 6.1(a)(ii), or (iii) as contemplated in section 6.1(a)(iii), and may from time to time after any such determination, change such determination.
(d)	For greater certainty, and without limiting any other provisions hereof, including section 9.9, the Corporation shall be entitled to withhold, or cause to be withheld, and deduct, or cause to be deducted, from the amount payable pursuant to section 6.1(a) an amount that the Corporation estimates is equal to Applicable Tax Withholdings in respect of such payment, prior to the determination of the amount of such Applicable Tax Withholdings, and pay or satisfy the balance of such payment to be applied in accordance with section 6.1 and section 6.2 or section 6.3, as applicable.

6.2 Purchase of Common Shares

(a)	Subject to the shareholders of the Corporation approving this Plan, including the provisions of this Plan permitting the Corporation to purchase Common Shares under this section 6.2, and subject to section 6.4, the payment referred to in section 6.1(a)(ii), net of all Applicable Tax Withholdings, is to be applied to the purchase of Common Shares on behalf of the Participant, in the open market, through the facilities of the New York Stock Exchange (or such other exchange or market as the Committee may designate from time to time) in such manner, and to be held on such terms, as the Committee may from time to time determine or approve.
(b)	Without limiting the generality of the foregoing, such manner and terms referred to in section 6.2(a) may (but need not) include providing for:
(i)	the appointment of a person to act as trustee or administrator or administrative agent in relation to the Plan or the purchase of Common Shares, or the engagement of an investment dealer to purchase Common Shares on behalf of a Participant, which may include the holding of such Common Shares on behalf of a Participant and, if applicable, the indemnification of such person or investment dealer;
(ii)	all or any portion of any payment referred to in section 6.1(a) being paid in cash to such trustee or administrator, investment dealer, or other person as the Committee may direct, which may be acting as trustee or administrator or administrative agent for the purposes of this Plan, or acting on behalf of the Participant, or otherwise (or to an investment dealer engaged by any such trustee, administrator or other person) to be used by such trustee, administrator, investment dealer or other person to purchase, on behalf of the Participant, in the open market, Common Shares;
(iii)	a trustee, administrator, investment dealer or other person being instructed (A) to control the timing, amount and manner of purchases; (B) to use its best efforts to make purchases of Common Shares as contemplated in this section 6.2 at prevailing market prices; (C) that it may limit the daily volume of purchases of Common Shares or cause

Appendix A-11

such purchases to be made over several trading days to the extent that such action may be considered necessary to avoid disrupting the market price for Common Shares or negatively affecting the market price for the Common Shares or otherwise in the best interests of the Corporation; (D) where purchases are being made at the same time on behalf of more than one Participant, to make such purchases on a basis that the average purchase price of Common Shares purchased in respect of each Participant purchased at such time will be the same; and (E) to notify or report to the Corporation and the Participant regarding such purchases, which notice or report may include information regarding (I) the aggregate purchase price for Common Shares purchased on behalf of the Participant, (II) the purchase price per Common Share for each Common Share purchased on behalf of the Participant, (III) the amount of any related brokerage commission; and (IV) the settlement date for the purchase of the Common Shares purchased on behalf of the Participant;
(iv)	the Common Shares purchased pursuant to this section 6.2 on behalf of a Participant being held by the Participant, or on behalf of a Participant, by such person, and on such terms, as the Committee may, from time to time determine or approve, and the certificates representing the Common Shares so purchased being issued in the name of such person or persons (which may, if the Committee so determines, include the Participant or such person or person as the Participant may direct) and such certificates being delivered to such person, or credited to such investment dealer or custodial account with such person (to be held on behalf of the Participant if they are not held by the Participant), as the Committee may from time to time determine or approve;
(v)	if after any trustee, administrator, investment dealer or other person that purchases Common Shares on behalf of a Participant pursuant to this section 6.2 applies the amount of any payment referred to in section 6.1(a) that is paid as contemplated in this section 6.2 to the purchase of whole Common Shares, any amount that remains shall be paid, net of any Applicable Tax Withholdings, to the Participant or held or paid or dealt with, on behalf of the Participant, as the Committee may from time to time determine or approve;
(vi)	if any Common Shares purchased on behalf of a Participant pursuant to this section 6.2 may be held by a trustee, administrator, administrative agent or other person, on behalf of the Participant, provisions regarding (A) dealing with distributions paid on or in respect of such Common Shares, which shall be the property of, and received on behalf of, the Participant; (B) reporting to the Participants and the Corporation regarding Common Shares and distributions held on behalf of the Participant; (C) notice to the Participant of meetings of holders of Common Shares and voting of Common Shares held on behalf of the Participant; (D) notice to the Participant of take over bids, issuer bids, rights offerings or other events; (E) rights of the trustee, administrator agent or other person holding Common Shares on behalf of the Participant to withhold or deduct taxes or other amounts; (F) withdrawal of Common Shares held on behalf of the Participant, including in the event the Participant ceases to be an employee, or satisfies share ownership guidelines adopted by the Board or any committee of the Board; and (G) restrictions regarding the ability of the Participant to withdraw or transfer Common Shares that are held on behalf of the Participant where the Participant is not, or would not, following a transfer of such Common Shares, be in compliance with share ownership guidelines adopted by the Board or any committee of the Board; and
(vii)	any requirements that may be applicable under any Applicable Laws, including any requirement that may restrict the transferability of any Common Shares held by or on behalf of a Participant;

in each case as the Committee may from time to time determine or approve.

(c)	Notwithstanding section 6.2(a) and (b), the Corporation shall be responsible for paying all

Appendix A-12

brokerage commissions or similar fees in connection with purchases of Common Shares pursuant to this section 6.2, but, unless the Committee otherwise determines, the Corporation will not be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been previously purchased on behalf of the Participant pursuant to section 6.2.
(d)	Unless the Committee otherwise determines:
(i)	the payment referred to in section 6.1(a)(ii), net of Applicable Tax Withholdings, will be paid by the Corporation, on behalf of the Participant, to a broker or broker dealer designated by the Committee from time to time, or failing such designation, a broker or broker dealer selected by the Corporation, in either case, who is independent of the Corporation who is a member of, or otherwise qualified to purchase Common Shares on, the exchange on which the Common Shares are traded and are to be purchased in accordance with this provision, with instructions to purchase Common Shares on behalf of the Participant, in the open market, through the facilities of the New York Stock Exchange (or such other exchange or market as the Committee may designate from time to time), using such payment, net of Applicable Tax Withholdings;
(ii)	the Corporation shall notify and provide the broker or broker dealer with directions with respect to the Participants on whose behalf any such payment is being made, and the amount of such payment applicable to such Participant;
(iii)	the Corporation shall request the broker or broker dealer to notify the Participant, and the Corporation, of (A) the aggregate purchase price for Common Shares purchased on behalf of the Participant; (B) the purchase price per Common Share; (C) the amount of the related brokerage commissions in respect of the purchases; and (D) the settlement date for the purchase or purchases of Common Shares, and request the broker or broker dealer to deliver to the Participant (or if applicable, the Participant’s Beneficiary), or as the Participant (or, if applicable, Beneficiary) may otherwise instruct, one or more certificates representing Common Shares purchased on behalf of the Participant, or, if instructed by the Participant (or, if applicable Beneficiary) credit such Common Shares to an account with the broker or broker dealer in the name of the Participant (and, if, after the broker or broker dealer applies the payment, net of Applicable Tax Withholdings, to the purchase of whole Common Shares, as provided herein, any amount remains payable in respect of such Participant, the broker or broker dealer shall pay such amount in cash (net of any Applicable Tax Withholdings) to the Participant (or the Participant’s Beneficiary, if applicable), as soon as practicable, and in any event within the time contemplated in section 6.4); and
(iv)	the purchases by the broker or broker dealer will be made in the open market through the facilities of the New York Stock Exchange (or such other exchange or market as the Committee may designate from time to time) at the prevailing market prices and in accordance with the rules, policies of the exchange, at the broker or broker dealer’s discretion, and the broker or broker dealer shall be entitled to control the time, amount and manner of purchases; provided that the broker or broker dealer shall, in its discretion, be entitled to limit the daily volume of purchases of Common Shares or cause such purchases to be made over several trading days to the extent such action may be considered necessary or desirable to avoid disrupting the market price for Common Shares or negatively affecting the market price for the Common Shares or otherwise in the best interests of the Corporation and entitled, where purchases are being made at the same time on behalf of more than one Participant, to make such purchases on a basis that the average purchase price of Common Shares purchased in respect of each Participant purchased at such time will be the same.

Appendix A-13

(e)	Notwithstanding section 6.1(a) and the foregoing provisions of this section 6.2, the Committee may, in its discretion, determine that a payment referred to in section 6.1(a)(ii) shall not be applied to the purchase of Common Shares on behalf of any Participant, including, without limitation, if the Committee is not satisfied that such purchase will be exempt from all registration or qualification requirements of any applicable securities laws of Canada (including the provinces thereof) or of the United States of America (including the states thereof) or any other foreign jurisdiction and applicable by-laws, rules or regulations of any stock exchange on which the Common Shares may be listed or posted for trading. If the Committee makes such a determination, notwithstanding section 6.1(a), the payment required pursuant to section 6.1(a)(ii) shall be payable by a lump sum payment in cash, net of all Applicable Tax Withholdings.
(f)	Notwithstanding the other provisions of this section 6.2, in the event the payment referred to in section 6.1(a)(ii), net of Applicable Tax Withholdings, is paid to any trustee, administrator, administrative agent or other person to make purchases of Common Shares on behalf of any Participant, the trustee, administrator, administrative agent or other person will receive such funds as nominee and agent on behalf of the Participant, and if any Common Shares purchased pursuant to this section 6.2 are held by a trustee, administrator or administrative agent or other person following such purchase, such Common Shares, and distributions which may be received in respect thereof, shall be the property of the Participant and be held by such person as nominee and agent on behalf of the Participant as the Participant’s property, and subject to the Participant’s direction.

6.3 Issuance of Common Shares

(a)	Notwithstanding section 6.1(a), and the other provisions of this section 6.3, no Common Shares shall be issued pursuant to this section 6.3, unless:
(i)	this Plan, including the provisions of this Plan permitting the Corporation to issue Common Shares under this section 6.3, has been approved by shareholders of the Corporation; and
(ii)	the number of Common Shares to be issued will not result in the restrictions referred to in section 6.3(i), (l) or (m) being contravened.
(b)	Subject to section 6.3(a) and section 6.4, the payment referred to in section 6.1(a)(iii), net of Applicable Tax Withholdings, is to be paid or satisfied by the application of the amount referred to in section 6.1(a)(iii), net of Applicable Tax Withholdings (the “Net Payment Amount”) to the subscription by the Participant for, and issuance by the Corporation to the Participant of, Common Shares at an issue price per share equal to the Fair Market Value of one Common Share as at the date of vesting (or, if section 6.1(b) is applicable, the Fair Market Value of one Common Share as at the Valuation Date determined pursuant to section 6.1(b)). The number of Common Shares to be so issued shall be equal to the whole number of Common Shares that is determined by dividing the Net Payment Amount by the Fair Market Value of one Common Share as contemplated in this section 6.3(b). Where dividing the Net Payment Amount by such Fair Market Value would otherwise result in a fraction of a Common Share potentially being required to be issued, the number of Common Shares to be issued shall be rounded down to the next whole number of Common Shares. No fractional Common Shares shall be issued and any fractional share entitlement will be satisfied by a cash payment to the Participant in an amount equal to such fractional share entitlement multiplied by the Fair Market Value of one Common Shares as contemplated in this section 6.3(b). Common Shares issued by the Corporation pursuant to this section 6.3 shall be considered fully paid in consideration of application of the Net Payment Amount, less any cash payment in respect of any fractional share entitlement as contemplated in this section 6.3(b), to the subscription by the Participant for Common Shares issued at an issue price equal to the Fair Market Value of one Common Shares as contemplated in this section 6.3(b).

Appendix A-14

(c)	Subject to the provisions of sections 6.3(a) and (b), Common Shares issued pursuant to this section 6.3 are to be issued in such manner, and to be held on such terms, as the Committee may from time to time determine or approve.
(d)	Without limiting the generality of the foregoing, such manner and terms referred to in section 6.3(c) may (but need not) include providing for:
(i)	the appointment of a person to act as trustee or administrator or administrative agent in relation to the Plan or holding of Common Shares issued pursuant to this section 6.3 on behalf of a Participant, and, if applicable, the indemnification of such person;
(ii)	the Common Shares issued pursuant to this section 6.3 being held by the Participant, or on behalf of a Participant, by such person, and on such terms, as the Committee may, from time to time determine or approve, and the certificates representing the Common Shares so purchased being issued in the name of such person or persons (which may, if the Committee so determines, include the Participant or such person or person as the Participant may direct) and such certificates being delivered to such person, or credited to such investment dealer or custodial account with such person (to be held on behalf of the Participant if they are not held by the Participant), as the Committee may from time to time determine or approve;
(iii)	if any Common Shares issued pursuant to this section 6.3 may be held by a trustee, administrator, administrative agent or other person, on behalf of the Participant, provisions regarding (A) dealing with distributions paid on or in respect of such Common Shares, which shall be the property of, and received on behalf of, the Participant; (B) reporting to the Participants and the Corporation regarding Common Shares and distributions held on behalf of the Participant; (C) notice to the Participant of meetings of holders of Common Shares and voting of Common Shares held on behalf of the Participant; (D) notice to the Participant of take over bids, issuer bids, rights offerings or other events; (E) rights of the trustee, administrator agent or other person holding Common Shares on behalf of the Participant to withhold or deduct taxes or other amounts; (F) withdrawal of Common Shares held on behalf of the Participant, including in the event the Participant ceases to be an employee, or satisfies share ownership guidelines adopted by the Board or any committee of the Board; and (G) restrictions regarding the ability of the Participant to withdraw or transfer Common Shares that are held on behalf of the Participant where the Participant is not, or would not, following a transfer of such Common Shares, be in compliance with share ownership guidelines adopted by the Board or any committee of the Board; and
(iv)	any requirements that may be applicable under any Applicable Laws, including any requirement that may restrict the transferability of any Common Shares issued pursuant to this section 6.3 and held by or on behalf of a Participant;

in each case as the Committee may from time to time determine or approve.

(e)	Notwithstanding section 6.3(c) and (d), unless the Committee otherwise determines, the Corporation will not be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been issued pursuant to section 6.3.
(f)	Unless the Committee otherwise determines, Common Shares issued pursuant to this section 6.3 shall be issued to the Participant (or, if applicable, the Participant’s Beneficiary) and one or more certificates representing the Common Shares so issued shall be delivered to the Participant (or, if applicable, the Participant’s Beneficiary), or, if the Participant (or, if applicable, the Participant’s Beneficiary) may so direct, to the investment dealer for the Participant (or, if applicable, the Participant’s Beneficiary) as the Participant (or, if applicable, the Participant’s Beneficiary) may direct, which is acceptable to the Corporation, acting reasonably.

Appendix A-15

(g)	Notwithstanding section 6.1(a) and the foregoing provisions of this section 6.3, the Committee may, in its discretion, determine that a payment referred to in section 6.1(a)(iii) shall not be paid or satisfied by the issuance of Common Shares pursuant to this section 6.3, including, without limitation, if the Committee is not satisfied that such issuance will be exempt from all registration or qualification requirements of any applicable securities laws of Canada (including the provinces thereof) or of the United States of America (including the states thereof) or any other foreign jurisdiction and applicable by-laws, rules or regulations of any stock exchange on which the Common Shares may be listed or posted for trading. If the Committee makes such a determination, notwithstanding section 6.1(a), the payment required pursuant to section 6.1(a)(iii) shall be payable by a lump sum payment in cash, net of all Applicable Tax Withholdings.
(h)	Notwithstanding the other provisions of this section 6.3, in the event Common Shares issued pursuant to this section 6.3 are to be held by any trustee, administrator, administrative agent or other person on behalf of any Participant, the trustee, administrator, administrative agent or other person will receive and hold such Common Shares as nominee and agent on behalf of the Participant, and such Common Shares, and distributions which may be received in respect thereof, shall be the property of the Participant and be held by such person as nominee and agent on behalf of the Participant as the Participant’s property, and subject to the Participant’s direction.
(i)	The aggregate maximum number of Common Shares that may be issued or delivered pursuant to this Plan and the Employee Restricted Share Unit Plan (including pursuant to section 6.2 of this Plan and section 6.2 of the Employee Restricted Share Unit Plan) is 300,000 Common Shares, subject to the adjustment of such maximum number as provided in section 4.3(a).
(j)	The Board will reserve for allotment from time to time out of the authorized but unissued Common Shares sufficient Common Shares to provide for issuance of all Common Shares which are issuable under this section 6.3 and may from time to time reserve for allotment out of the unissued Common Shares such number of Common Shares as the Committee may from time to time estimate or determine is the number of Common Shares that may be issued under this section 6.3.
(k)	For greater certainty, nothing in this Plan shall be construed as to confer on any Participant any rights as a shareholder of the Corporation with respect to any Common Shares which may be reserved for issuance under this section 6.3. A Participant will only have rights as a shareholder of the Corporation with respect to Common Shares that are issued to the Participant pursuant to and in accordance with the provisions of this section 6.3 or which are acquired by or on behalf of the Participant pursuant to and in accordance with the provisions of section 6.2.
(l)	The number of Common Shares issuable to Insiders, at any time, pursuant to (i) this Plan, or (ii) any other Securities Compensation Arrangement, including (A) the Stock Option Plan, (B) the IronPlanet Stock Option Plans, (C) the Employee Restricted Share Unit Plan, (D) the Senior Executive Performance Share Unit Plan and (E) the Employee Performance Share Unit Plan, cannot exceed 10% of the issued and outstanding Common Shares.
(m)	The number of Common Shares issued to Insiders, within any one year period, under any (i) this Plan, and (ii) any other Securities Compensation Arrangement, including (A) the Stock Option Plan, (B) the IronPlanet Stock Option Plans, (C) the Employee Restricted Share Unit Plan, (D) the Senior Executive Performance Share Unit Plan and (E) the Employee Performance Share Unit Plan, cannot exceed 10% of the issued and outstanding Common Shares.
(n)	No Common Shares may be issued or reserved for issuance under this Plan to any non-employee director of the Corporation.

Appendix A-16

6.4 Restriction

For greater certainty, no terms or conditions determined by the Board or the Committee pursuant to section 3.1 or 3.2 may have the effect of causing payment of the value of a RSU to a Participant, or the personal representatives of a Participant, after December 31 of the third calendar year following the calendar year in respect of which such RSU (or, in the case of any additional RSU credited pursuant to section 4.2, the RSU in respect of which such additional RSU was credited) was granted or awarded.

6.5 Time of Payment

Subject to section 6.4, amounts payable pursuant to section 6.1 will be paid as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the Grant Agreement or Grant Letter after the Corporation has determined the number of RSUs that have vested. Notwithstanding the foregoing, if payment of any amount pursuant to this section 6.5 would otherwise occur at any time during which a Participant may be in possession of undisclosed material information regarding the Corporation, or at any time during which, pursuant to any insider or securities trading policy of the Corporation, the ability of a Participant to trade in securities of the Corporation may be restricted, unless the Committee otherwise determines, payment will be postponed to the date which is five days after the later of (i) the date on which the Participant is no longer in possession of material undisclosed information or (ii) the date on which the ability of the Participant to trade in securities of the Corporation is not restricted, provided however, any such payment shall be made no later than December 31 of the third calendar year following the calendar year in respect of such RSU (or, in the case of any additional RSU credited pursuant to section 4.2, the RSU in respect of which such additional RSU was credited) was granted or awarded.

6.6 U.S. Participants

(a)	It is intended that this Plan, and RSUs granted hereunder, and payments made pursuant to this Plan, shall comply with, or qualify for an exemption from, the requirements of Section 409A and shall be construed consistently therewith and interpreted in a manner consistent with that intention. Notwithstanding anything to the contrary in this Plan, all payments with respect to RSUs granted to a U.S. Participant that are intended to be exempt from Section 409A as short term deferrals pursuant to Treas. Reg. Section 1.409A-1(b)(4) will be made no later than the 15th day of the third month after the taxation year of the Corporation in which such RSUs no longer are subject to a substantial risk of forfeiture.
(b)	RSUs granted to U.S. Participants that are subject to Section 409A will be governed by the following provisions. Except as otherwise provided in section 7.8 of the Plan regarding a Participant’s termination of employment in connection with or following a Change in Control, unless otherwise provided in an applicable Grant Agreement, payments with respect to RSUs will be settled and paid out as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the applicable Grant Agreement or Grant Letter, and in all cases by the later of (i) December 31st of the calendar year in which the last day of the Vesting Period occurs, and (ii) the 15th day of the third month following the last day of the Vesting Period. References in section 7.8 of the Plan to a Participant’s termination of employment or similar language shall mean a Participant’s separation from service as defined under Section 409A. Notwithstanding anything to the contrary in section 7.8, if a U.S. Participant is a specified employee within the meaning of Section 409A at the time of the U.S. Participant’s separation from service, any payment with respect to RSUs pursuant to section 7.8 of the Plan that otherwise would be paid prior to the end of six months following such Participant’s separation from service will be delayed, and instead will be paid on the first day of the seventh month following the date of the Participant’s separation from service.

Appendix A-17

(c)	Subject to section 6.6(d), the Committee will not, pursuant to section 5.2 or any other provision in the Plan, waive any restrictions with respect to vesting criteria, limitations or restrictions in respect of any RSUs granted to any U.S. Participant that, to the knowledge of the Committee, absent such waiver, this Plan, the RSUs granted to any U.S. Participant, and any payment to be made pursuant to this Plan in respect thereof, would comply with, or qualify for an exemption from, the requirements of Section 409A, but would not, as a result of such waiver comply with, or qualify for an exemption from, the requirements of Section 409A.
(d)	Notwithstanding the foregoing, or any other provision of this Plan, and without limiting the generality of section 9.7(b), the Corporation and its Affiliates make no undertaking to preclude Section 409A from applying to this Plan or any RSUs granted hereunder, and none of the Corporation, any of its Affiliates, the Board, the Committee, nor any member thereof, nor any officer, employee or other representative of the Corporation or any Affiliate shall have any liability to any U.S. Participant, or any Beneficiary or other person, if any RSU that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant, or for any action taken by the Committee pursuant to the provisions of this Plan, including, without limitation, sections 5.2, 6.1, 6.2 or 6.3, and have no liability to any Participant for any taxes, interest or penalties resulting from any non compliance with the requirements of Section 409A, and without limiting the generality of section 9.9, U.S. Participants (and their Beneficiaries and legal representatives) shall at all times be solely responsible for payment of all taxes, interest and penalties under Section 409A or as a result of any non compliance with the requirements of Section 409A.

ARTICLE 7
TERMINATION OR CHANGE OF CONTROL

7.1 Termination Without Cause

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by the Corporation or an Affiliate of a Participant’s employment with the Corporation or an Affiliate other than for Cause, including termination by the Corporation or an Affiliate of the Corporation of a Participant’s employment (i) following the making of a declaration of a court of competent jurisdiction that the Participant is incapable of managing the Participant’s own affairs by reason of mental infirmity or the appointment of a committee to manage such Participant’s affairs, or (ii) following the Participant becoming substantially unable, by reason of a condition of physical or mental health, for a period of three consecutive months or more, or at different times for more than six months in any one calendar year, to perform the duties of the Participant’s position, all unvested Restricted Share Units recorded in such Participant’s RSU Account shall continue to vest as contemplated in this Plan and will be settled and paid out as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the applicable Grant Agreement or Grant Letter, and:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in such Participant’s RSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in the Participant’s RSU Account as at the last day of active employment of the Participant that vest after the last day of active employment of such Participant, provided that the payment provided pursuant to section 6.1 shall be prorated to reflect the percentage of the Vesting Period which the period, commencing on the Grant Date and ending on the last day of active employment of such Participant, bears to the Vesting Period.

Appendix A-18

For purposes of the calculation in section 7.1(b), if the last day of active employment occurs other than on the last day of any month, it shall be deemed to have occurred as of the last day of the month during which the last day of active employment occurred. In addition, as contemplated in section 7.6, except as may be otherwise determined by the Board or the Committee, any Period of Absence during any Vesting Period, prior to the date of termination of the Participant’s employment with the Corporation or an Affiliate, shall be considered as active employment for the purposes of section 7.1(b).

7.2 Termination with Cause

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by the Corporation or an Affiliate of a Participant’s employment for Cause:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all RSUs recorded in such Participant’s RSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant with such payment made as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the Grant Agreement or Grant Letter; and
(b)	all RSUs recorded in the Participant’s RSU Account as at the last day of active employment of such Participant that had not vested prior to the last day of active employment of such Participant shall not vest and shall be forfeited and cancelled without payment.

7.3 Resignation

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the voluntary termination by any Participant of such Participant’s employment with the Corporation or an Affiliate other than as a result of the retirement of the Participant in accordance with the normal retirement policy of the Corporation (or, if applicable, an Affiliate):

(a)	the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in such Participant’s RSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant with such payment made as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the Grant Agreement or Grant Letter; and
(b)	all RSUs recorded in the Participant’s RSU Account as at the last day of active employment of such Participant that had not vested prior to the last day of active employment of such Participant shall not vest and shall be forfeited and cancelled without payment.

7.4 Retirement

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by any Participant of such Participant’s employment with the Corporation or an Affiliate as a result of the Retirement of the Participant, all unvested RSUs recorded in the Participant’s RSU Account shall continue to vest as contemplated in this Plan and will be settled and paid out as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the applicable Grant Agreement or Grant Letter, and:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in such Participant’s RSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and

Appendix A-19

(b)	the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in the Participant’s RSU Account as at the last day of active employment of the Participant (and, if applicable, any RSUs referred to in section 4.2 credited to the Participant’s RSU Account after such last day of active employment in relation to any RSUs recorded in such Participant’s RSU Account as at such last day of active employment) that vest after the last day of active employment of such Participant.

7.5 Death

Except as otherwise determined by the Board or Committee from time to time, in its sole discretion, in the event of termination of a Participant’s employment with the Corporation or an Affiliate as a result of the death of the Participant, all unvested RSUs recorded in the Participant’s RSU Account shall continue to vest as contemplated in this Plan and will be settled and paid out as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the applicable Grant Agreement or Grant Letter, and:

(a)	the Beneficiary or legal representatives of the Participant will be entitled to receive payment pursuant to the provision of ARTICLE 6 in respect of all RSUs recorded in such Participant’s RSU Account as at the date of death that had vested as at the date of death;
(b)	the Beneficiary or legal representative of the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in the Participant’s RSU Account as at the date of death (and, if applicable, any RSUs referred to in section 4.2 credited to the Participant’s RSU Account after the date of death in relation to any RSUs recorded in such Participant’s RSU Account as at the date of death) that vest after the date of death; and
(c)	notwithstanding section 6.1, in respect of all RSUs recorded in such Participant’s RSU Account as at the date of death that had vested as at the date of death, and all RSUs recorded in the Participant’s RSU Account as at the date of death (and, if applicable, any RSUs referred to in section 4.2 credited to the Participant’s RSU Account after the date of death in relation to any RSUs recorded in such Participant’s RSU Account as at the date of death) that vest after the date of death, the Participant will be entitled to receive a cash payment in an amount equal to the number of such Vested RSUs multiplied by the Fair Market Value of one Common Share as at the date of vesting, subject to the provisions of section 6.1(b), payable by a lump sum payment in cash, net of all Applicable Tax Withholdings.

7.6 Periods of Absence

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event that during any Vesting Period for any unvested RSUs recorded in any Participant’s RSU Account a Participant experiences one or more Periods of Absence, whether or not the Participant receives salary from the Corporation or an Affiliate during such Period of Absence, subject to the provisions of section 7.1, 7.2, 7.3, 7.4, 7.5 or 7.7, any Period of Absence during any Vesting Period shall be considered as active employment for the purposes of ARTICLE 6 and this ARTICLE 7, and all unvested RSUs recorded in such Participant’s RSU Account shall continue to vest as contemplated in this Plan and the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in the Participant’s RSU Account that vest as provided in the Plan.

7.7 Transfer of Employment

A Participant ceasing to be an employee of the Corporation or of an Affiliate shall not be considered a termination of employment for the purposes of this Plan so long as the Participant continues to be an employee of the Corporation or of an Affiliate.

Appendix A-20

7.8 Change of Control

If a Participant’s employment with the Corporation or an Affiliate is terminated (i) by the Corporation or Affiliate, other than for Cause, upon a Change of Control or within two years following a Change of Control, or (ii) by the Participant for Good Reason upon a Change of Control or within one year following a Change of Control:

(a)	each Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all Vested RSUs recorded in the Participant’s RSU Account as at the date of such termination of employment (before giving effect to section 7.8(b)); and
(b)	notwithstanding section 5.1 or any determination made pursuant to section 5.2, all RSUs recorded in the RSU Account of each Participant as at the date of the termination of employment shall vest as at such date and the provisions of ARTICLE 6 shall not apply in respect of such RSUs and the Corporation will pay to such Participant a cash payment in the amount equal to the number of such Vested RSUs multiplied by the Fair Market Value of one Common Share as at the date of vesting, payable by a lump sum payment in cash, net of all Applicable Tax Withholdings, directly to the Participant, within 30 days of the date of the termination.

ARTICLE 8
NO RIGHTS AS SHAREHOLDER

8.1 No Rights as holder of Common Shares

For greater certainty, nothing in this Plan, the Board Guidelines, the Committee Guidelines, any Grant Agreement or Grant Letter, nor any election made pursuant to this Plan nor any action taken hereunder shall confer on any Participant any claim or right to be issued Common Shares, on account of RSUs credited to the Participant’s RSU Account or otherwise, and under no circumstances will RSUs confer on any Participant any of the rights or privileges of a holder of Common Shares including, without limitation, the right to exercise any voting rights, dividend entitlement, rights of liquidation or other rights attaching to ownership of Common Shares. For greater certainty, unless the Board or Committee otherwise determines, the RSUs shall be considered equivalent to Common Shares for purposes of determining whether a Participant is complying with or satisfying any share ownership guidelines that may be adopted by the Board or any committee of the Board from time to time.

ARTICLE 9
ADMINISTRATION OF PLAN

9.1 Administration

Unless otherwise determined by the Board or as otherwise specified herein:

(a)	this Plan will be administered by the Committee; and
(b)	subject to section 6.4, the Committee will have full power and authority to administer this Plan and exercise all the powers and authorities granted to it under this Plan or which it, in its discretion, considers necessary or desirable in the administration of this Plan, including, but not limited to, the authority to:
(i)	construe and interpret any provision hereof and decide all questions of fact arising in connection with such construction and interpretation; and
(ii)	make such determinations and take all steps and actions as may be directed or permitted by this Plan and take such actions or steps in connection with the administration of this Plan as the Committee, in its discretion, may consider or determine are necessary or desirable.

Appendix A-21

9.2 Delegation

(a)	The Committee, in its discretion, may delegate or sub-delegate to the Corporation, any director, officer or employee of the Corporation or any third party service provider which may be retained from time to time by the Corporation, such powers and authorities to administer this Plan and powers and authorities and responsibilities in connection with the administration of this Plan or administrative functions under this Plan and to act on behalf of the Committee and in accordance with the determinations of the Committee and Committee Guidelines to administer this Plan and implement decisions of the Committee and the Board as the Committee may consider desirable and determine the scope of such delegation or sub-delegation in its discretion.
(b)	Subject to the power and authority of the Board or Committee as set out herein, and any Board Guidelines or Committee Guidelines from time to time established and in effect, the executive officers of the Corporation shall have power and authority to administer this Plan, under the authority of the Committee, as its delegate, and have power to make recommendations to the Committee in the exercise of its powers and authority hereunder.

9.3 Employment of Agents

The Corporation may from time to time employ persons to render advice with respect to this Plan and appoint or engage accountants, lawyers or other agents, including any third party service provider or personnel it may consider necessary or desirable for the proper administration of this Plan. Without limiting the generality of the foregoing, the Corporation may appoint or engage any administrator or administrative agent as the Committee may approve from time to time to assist in the administration of this Plan and to provide record keeping, statement distribution and communication support for this Plan.

9.4 Record Keeping

The Corporation shall keep, or cause to be kept, accurate records of all transactions hereunder in respect of Participants and RSUs credited to any Participant’s RSU Account. The Corporation may periodically make or cause to be made appropriate reports to each Participant concerning the status of the Participant’s RSU Account in such manner as the Committee may determine or approve and including such matters as the Committee may determine or approve from time or as otherwise may be required by Applicable Laws.

9.5 Board Guidelines

The Board, in its discretion, may from time to time adopt, establish, approve, amend, suspend, rescind, repeal or waive such rules, regulations, policies, guidelines and conditions (“Board Guidelines”) in relation to the administration of this Plan as the Board, in its discretion, may determine are desirable, within any limits, if applicable, imposed under Applicable Laws.

9.6 Committee Guidelines

Subject to the exercise by the Board of the powers and authority of the Board as set out herein, and the Board Guidelines from time to time established and in effect, the Committee may from time to time adopt, establish, amend, suspend, rescind or waive such rules, regulations, policies, guidelines and conditions (“Committee Guidelines”) for the administration of this Plan, including prescribing, specifying or approving forms or documents relating to this Plan, as the Committee, in its discretion, may determine are desirable, within any limits, if applicable, imposed under Applicable Laws, including, without limitation, in order to comply with the requirements of this Plan or any Board Guidelines or in order to conform to any law or regulation or to any change in any law or regulation applicable to this Plan.

Appendix A-22

9.7 Interpretation and Liability

(a)	Any questions arising as to the interpretation and administration of this Plan may be determined by the Committee. Absent manifest error, the Committee’s interpretation of this Plan, and any determination or decision by the Board or the Committee and all actions taken by the Board or the Committee or any person to whom the Committee may delegate administrative duties and powers hereunder, pursuant to the powers vested in them, shall be conclusive and binding on all parties concerned, including the Corporation and each Participant and his or her Beneficiaries and legal representatives. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent as the Committee may determine is necessary or advisable. The Committee may as to all questions of accounting rely conclusively upon any determinations made by the auditors or accountants of the Corporation.
(b)	Neither the Board, the Committee, nor any member thereof, nor any officer, employee or other representative of the Corporation, nor any third party service provider which may be retained from time to time by the Corporation in connection with the administration of this Plan or administrative functions under this Plan, nor any officer, employee, agent or other representative of any such service provider, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan and the Board, the Committee, their members and the officers and employees and agents and other representatives of the Corporation and any such third party service provider (and any agents or nominees thereof) shall be entitled to indemnification by the Corporation in respect of any claim, loss, damage or expense (including legal fees and disbursements) arising therefrom to the fullest extent permitted by laws.

9.8 Legal Compliance

(a)	The administration of this Plan, including, without limitation, crediting of RSUs and payment or satisfaction of RSUs, purchase of Common Shares pursuant to section 6.2, and, if applicable, issuance of Common Shares pursuant to section 6.3, shall be subject to compliance with Applicable Laws.
(b)	Without limiting the generality of the foregoing or any other provision hereof, the Corporation may require such documentation or information from Participants, and take such actions (including disclosing or providing such documentation or information to others), as the Committee or any executive officer of the Corporation may from time to time determine are necessary or desirable to ensure compliance with all applicable laws and legal requirements, including all Applicable Laws and any applicable provisions of the Income Tax Act (Canada), the United States Internal Revenue Code of the United States of America and the rules and authority thereunder, or income tax legislation of any other jurisdiction, as the same may from time to time be amended, the terms of this Plan and any agreement, indenture or other instrument to which the Corporation is subject or is a party.
(c)	Each Participant shall acknowledge and agree (and shall be conclusively deemed to have so acknowledged and agreed by executing any Grant Agreement or Grant Letter) that the Participant will, at all times, act in strict compliance with Applicable Laws and all other rules and policies of the Corporation, including any insider trading policy of the Corporation in effect at the relevant time, applicable to the Participant in connection with this Plan and will furnish to the Corporation all information and documentation or undertakings as may be required to permit compliance with Applicable Laws.
(d)	The purchase of any Common Shares on behalf of any Participant pursuant to the provisions of this Plan, and the issuance of any Common Shares pursuant to the provisions of this Plan, shall be subject to the requirement that, if at any time the Committee, or legal counsel to the Corporation, determines that the registration, listing or qualification of Common Shares to be issued pursuant to the provisions of this Plan or purchased pursuant

Appendix A-23

to the provisions of this Plan upon any securities exchange or under any Canadian or foreign federal, state, provincial, local or other law, or the consent or approval of any governmental regulatory body, or securities exchange, is necessary or desirable as a condition of, or in connection with, the award of any RSUs, the purchase of Common Shares in relation thereto pursuant to section 6.2, the issuance of any Common Shares pursuant to section 6.3, or any transfer of Common Shares which may be held by or on behalf of a Participant, the Committee may, by notice to any Participant, impose a requirement that no Common Shares may be purchased pursuant to section 6.2, or issued pursuant to section 6.3, or that no Common Shares which may be acquired by or on behalf of the Participant pursuant to section 6.2 or issued pursuant to section 6.3 in connection with any RSUs may be sold or transferred, unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. If Common Shares may not be purchased under section 6.2 or issued pursuant to section 6.3 as provided in this section 9.8(d), then the payment required to be made pursuant to section 6.1 that is not applied to purchase Common Shares pursuant to section 6.2 or satisfied by the issuance of Common Shares pursuant to section 6.3 shall be paid by a lump sum payment in cash, net of Applicable Tax Withholdings. The Corporation may from time to time take such steps as the Committee may from time to time determine are necessary or desirable to restrict transferability of any Common Shares that may be acquired by or on behalf of any Participant pursuant to section 6.2 or issued pursuant to section 6.3, in order to ensure compliance with Applicable Laws, including the endorsement of a legend on any certificate representing Common Shares so acquired or issued to the effect that the transferability of such Common Shares is restricted. Nothing herein shall be deemed to require the Corporation to take any action, or refrain from taking any action or to apply for or to obtain any registration, listing, qualification, consent or approval in order to comply with any condition of any law or regulation applicable to the purchase of any Common Shares under section 6.2 or issuance of any Common Shares under section 6.3.
(e)	Without limiting the generality of the foregoing, to the extent possible, Applicable Laws may impose reporting or other obligations on the Corporation or Participants in relation to this Plan, which requirements may, for example, require the Corporation or Participants to identify holders of RSUs, or report the interest of Participants in RSUs. In addition, to assist Participants with their reporting obligations and to communicate information about awards to the market, the Corporation may (but shall not be obliged to) disclose the existence and material terms of this Plan and RSUs credited hereunder in information circulars or other publicly filed documents and file issuer grant reports in respect of awards of RSUs pursuant to insider reporting requirements under Applicable Laws.
(f)	Each Participant shall provide the Corporation with all information (including personal information) and undertakings as may be required in connection with the administration of this Plan and compliance with Applicable Laws and applicable provisions of income tax laws. The Corporation may from time to time disclose or provide access to such information to any administrator or administrative agent or other third party service provider that may be retained from time to time by the Corporation, in connection with the administration of this Plan or administrative functions under this Plan and, by participating in this Plan, each Participant acknowledges, agrees and consents to information being disclosed or provided to others as contemplated in this section 9.8.

9.9 Compliance with Income Tax Requirements

(a)	In taking any action hereunder, or in relation to any rights hereunder, the Corporation and each Participant shall comply with all provisions and requirements of any income tax legislation or regulations of any jurisdiction which may be applicable to the Corporation or Participant, as the case may be.

Appendix A-24

(b)	The Corporation and, if applicable, Affiliates, may withhold, or cause to be withheld, and deduct, or cause to be deducted, from any payment to be made under this Plan, or any other amount payable to a Participant, a sufficient amount to cover withholding of any taxes required to be withheld by any Canadian or foreign federal, provincial, state or local taxing authorities or other amounts required by law to be withheld in relation to awards and payments contemplated in this Plan.
(c)	The Corporation may adopt and apply such rules and requirements and may take such other action as the Board or Committee may consider necessary, desirable or advisable to enable the Corporation and Affiliates and any third party service provider (and their agents and nominees) and any Participant to comply with all federal, provincial, foreign, state or local laws and obligations relating to the withholding of tax or other levies or compensation and pay or satisfy obligations relating to the withholding or other tax obligations in relation to RSUs (including Dividend Equivalents), distributions or payments contemplated under this Plan.
(d)	Each Participant (or the Participant’s Beneficiary or legal representatives) shall bear any and all income or other tax imposed on amounts paid or distributed to the Participant (or the Participant’s Beneficiary or legal representatives) under this Plan. Each Participant (or the Participant’s Beneficiary or legal representatives) shall be responsible for reporting and paying all income and other taxes applicable to or payable in respect of RSUs credited to the Participant’s RSU Account (including RSUs credited as Dividend Equivalents) and transactions involving Common Shares which may be purchased pursuant to section 6.2 or issued pursuant to section 6.3 and held by any trustee, administrator, broker or other person on the Participant’s behalf, or distributions in respect thereof, including, without limitation, any taxes payable on (i) any transfer of Common Shares held on behalf of the Participant to the Participant; (ii) distributions paid on Common Shares held by or on behalf of the Participant; and (iii) the sale or other disposition of Common Shares held by or on behalf of the Participant.
(e)	Notwithstanding any other provision of this Plan, any Board Guidelines or Committee Guidelines or any Grant Agreement or Grant Letter or any election made pursuant to this Plan, the Corporation does not assume any responsibility for the income or other tax consequences for Participants under this Plan or in respect of amounts paid to any Participant (or the Participant’s Beneficiary or legal representatives) under this Plan.
(f)	If the Board or Committee or any executive officer of the Corporation so determines, the Corporation shall have the right to require, prior to making any payment under this Plan, payment by the recipient of the excess of any applicable Canadian or foreign federal, provincial, state, local or other taxes over any amounts withheld by the Corporation, in order to satisfy the tax obligations in respect of any payment under this Plan. Without limiting the generality of the foregoing, if the Board or Committee or any executive officer of the Corporation so determines, the Corporation shall have the right to require that (i) any certificate representing Common Shares to which a Participant is entitled upon the purchase of Common Shares pursuant to section 6.2 or issuance of Common Shares pursuant to section 6.3 be delivered to the Corporation as security for the payment of any obligation contemplated in this section 9.8, (ii) any Common Shares (and share certificates representing such Common Shares) purchased pursuant to section 6.2 or issued pursuant to section 6.3 having a fair market value at the date of purchase of such Common Shares which is equal to the obligations contemplated in this section 9.8, be retained by or delivered to the Corporation, with authority of the Corporation to sell such Common Shares in order to satisfy the obligations contemplated under this section 9.8, or (iii) any broker, broker dealer, trustee, administrator, administrative agent or other person purchasing Common Shares on behalf of a Participant pursuant to section 6.2 to sell a number of such Common Shares sufficient to realize an amount sufficient to pay any obligation contemplated in this section 9.8, and to withhold from the proceeds realized from such sale, or any other

Appendix A-25

sale of any Common Shares acquired pursuant to section 6.2 on behalf of the Participant, an amount sufficient to satisfy the obligations referred to in this section 9.8, and to pay such amount to the Corporation.
(g)	If the Corporation does not withhold from any payment, or require payment of an amount by a recipient, sufficient to satisfy all income tax obligations, the Participant (or the Participant’s Beneficiary or legal representatives) shall make reimbursement, on demand, in cash, of any amount paid by the Corporation in satisfaction of any tax obligation.
(h)	The obligations of the Corporation to make any payment under this Plan shall be subject to currency or other restrictions imposed by any government or under any applicable laws.

9.10 Unfunded Obligation

The obligation to make payments that may be required to be made under this Plan will be an unfunded and unsecured obligation of the Corporation. This Plan, or any provision hereunder, shall not create (or be construed to create) any trust or other obligation to fund or secure amounts payable under this Plan in whole or in part and shall not establish any fiduciary relationship between the Corporation (or the Board, the Committee, or any other person) and any Participant or any other person. Any liability of the Corporation to any Participant with respect to any payment required to be made under this Plan shall constitute a general, unfunded, unsecured obligation, payable solely out of the general assets of the Corporation, and no term or provision in this Plan, the Board Guidelines, the Committee Guidelines nor any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed to give any person any security, interest, lien or claim against any specific asset of the Corporation. To the extent any person, including a Participant, holds any rights under this Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Corporation.

9.11 Amendment, Suspension, Termination

(a)	Subject to sections 6.4, 6.6 and 9.11(b), the Board or Committee may from time to time amend this Plan in any manner without the consent or approval of any Participant and, subject to section 9.11(e), without the consent or approval of shareholders of the Corporation. For greater certainty, without limiting the generality of the foregoing, the Board or Committee may amend this Plan as they consider necessary or appropriate to ensure this Plan continues to comply with Section 409A and the guidance thereunder. Amendments to this Plan that affect the issuance or potential issuance of Common Shares from treasury, including, without limitation, amendments to section 6.3 hereof, must be approved by at least a majority of the Board. Notwithstanding any other provision of this Plan, no consent to any amendment, suspension or termination of this Plan that adversely affects RSUs previously credited to a U.S. Participant under Section 409A shall be required if such amendment, suspension or termination is considered by the Committee, on the advice of counsel, to be necessary or desirable to avoid adverse U.S. tax consequences to the U.S. Participant. No provisions of this Plan nor amendment to this Plan may permit the acceleration of payments under this Plan to any U.S. Participant contrary to the provisions of Section 409A.
(b)	Unless required by Applicable Laws, no amendment contemplated in section 9.11(a) shall adversely affect the rights of any Participant at the time of such amendment with respect to RSUs credited to such Participant’s RSU Account at the time of such amendment without the consent of the affected Participant. Subject to sections 6.4 and 6.6, the Board or Committee may from time to time in its discretion, with the consent of a Participant, amend, vary, modify or in any other way change the entitlement of that Participant or any provisions of this Plan as applicable to that Participant.
(c)	The Board or Committee may at any time and from time to time suspend, in whole or in part, or terminate, this Plan.

Appendix A-26

(d)	If the Board or Committee terminates this Plan, no new RSUs will be credited to any Participant, but previously credited RSUs shall remain outstanding, be entitled to Dividend Equivalents as provided under section 4.2, and be paid in accordance with the terms and conditions of this Plan existing at the time of termination. This Plan will finally cease to operate for all purposes when the last remaining Participant receives payment in satisfaction of all RSUs recorded in such Participant’s RSU Account, or such RSUs terminate as a result of not vesting, provided that, in the event that any Common Shares have been purchased pursuant to section 6.2 or issued pursuant to section 6.3 and are held by or on behalf of a Participant and are subject to any terms or conditions determined or approved by the Committee pursuant to section 6.2 or 6.3, such terms or conditions shall survive such termination and continue in force and effect notwithstanding such termination. The full powers of the Board and the Committee as provided for in this Plan will survive the termination of this Plan until the last remaining Participant receives payment in satisfaction of all RSUs recorded in such Participant’s RSU Account, or such RSUs terminate as a result of not vesting and any Common Shares that may have been purchased pursuant to section 6.2 or issued pursuant to section 6.3 and are held by or on behalf of a Participant which are subject to any terms or conditions determined or approved pursuant to section 6.2 or 6.3 are no longer subject to such terms or conditions.
(e)	If this Plan, including the provisions of this Plan permitting the Corporation to issue Common Shares under section 6.3, is approved by shareholders of the Corporation, any amendment of this Plan to:
(i)	reduce the issue or purchase price for Common Shares issuable under this Plan;
(ii)	extend the term of any RSUs held under this Plan where such RSUs entitle or potentially entitle the holder to be issued Common Shares from treasury under this Plan;
(iii)	amend or remove the limits set out in sections 6.3(l) or (m);
(iv)	increase the maximum number of Common Shares issuable as set out in section 6.3(i);
(v)	permit non-employee directors to participate in this Plan and be entitled or potentially entitled to be issued Common Shares from treasury under this Plan;
(vi)	permit assignment or transfer of rights or interests under this Plan to be entitled or potentially entitled to be issued Common Shares from treasury under this Plan (subject to the right of a Participant to designate one or more Beneficiaries entitled to receive benefits under this Plan following the death of the Participant);
(vii)	amend this section 9.11(e); or
(viii)	amend other matters that require shareholder approval under the rules or policies of any stock exchange on which the Common Shares may be listed or posted for trading;

may not be made without approval of shareholders of the Corporation.

9.12 Costs

Unless otherwise determined by the Board or Committee, the Corporation will be responsible for all costs relating to the administration of this Plan. For greater certainty and unless otherwise determined by the Committee, a Participant shall be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been previously purchased on behalf of the Participant pursuant to section 6.2 or issued pursuant to section 6.3.

Appendix A-27

9.13 No Assignment

(a)	Subject to the right of a Participant to designate one or more Beneficiaries entitled to receive benefits under this Plan following the death of the Participant as expressly set out herein, unless the Board or Committee specifically determines otherwise, no Participant may assign or transfer any right or interest under this Plan or any right to payment or benefit under this Plan or any RSUs granted hereunder, whether voluntarily or involuntarily, by operation of law (including in the event of bankruptcy or insolvency) or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except to the extent otherwise required by Applicable Laws, and except by will or by the laws of succession or descent and distribution. Except as required by law, the right to receive a payment or benefit under this Plan is not capable of being subject to attachment or legal process for the payment of any debts or obligations or any Participant.
(b)	Except as hereafter provided, during the lifetime of a Participant, amounts payable under this Plan to a Participant shall be payable only to such Participant. In the event of death of a Participant, any amount payable under this Plan pursuant to section 7.5 shall be paid to the Beneficiaries or personal representatives of such Participant and any such payment shall be a complete discharge of the Corporation therefor. In the event a Participant is incapable of managing the Participant’s own affairs by reason of mental infirmity, any amount payable under this Plan may be paid to the person charged or appointed by law to administer the Participant’s affairs.

9.14 Effectiveness

This Plan amends and restates, effective November 8, 2017, the Corporation’s Senior Executive Restricted Share Unit Plan, which was effective as of January 23, 2013; provided, however, that the amendments set forth in this amended and restated Plan shall not apply to any RSUs outstanding prior to November 8, 2017, or any RSUs credited pursuant to section 4.2 of the Plan in respect of such RSUs. Such RSUs will continue to be governed by the terms of the Plan effective immediately prior to November 8, 2017.

Appendix A-28

Appendix B: Amended and Restated
Employee Restricted Share Unit Plan

RITCHIE BROS. AUCTIONEERS INCORPORATED

AMENDED AND RESTATED
EMPLOYEE RESTRICTED SHARE UNIT PLAN

(November 2017)

ARTICLE 1
PURPOSE

1.1 Purpose

The purposes of this Amended and Restated Employee Restricted Share Unit Plan (the “Plan”) are to: (i) enhance the Corporation’s ability to provide longer term incentive compensation to Participants which is linked to performance of the Corporation, (ii) assist the Corporation in attracting, retaining and motivating the Participants; (iii) provide incentives and motivation for Participants through equity-based incentives that link compensation with the value of the Corporation’s Common Shares; and (iv) promote a closer alignment of interests between Participants and the shareholders of the Corporation by associating a portion of Participants’ compensation with the Corporation’s Common Share price, that promotes and recognizes the success and growth of the Corporation and assists in creating value for shareholders of the Corporation.

ARTICLE 2
INTERPRETATION

2.1 Definitions

In and for the purposes of this Plan, except as otherwise expressly provided:

“Affiliate” means any corporation, partnership or other entity in which the Corporation, directly or indirectly, has a majority ownership interest.

“Applicable Laws” means all corporate, securities or other laws (whether Canadian or foreign, federal, provincial or state) applicable to the Corporation in relation to the implementation and administration of this Plan and the matters contemplated herein.

“Applicable Tax Withholdings” means any and all taxes and other source deductions or other amounts which the Corporation or any Affiliate is required by law to withhold or deduct in respect of any amount or amounts to be paid or credited under this Plan.

“Beneficiary” of any Participant means, subject to any Applicable Laws, an individual who, on the date of the Participant’s death, has been designated by the Participant to receive benefits payable under this Plan following the death of the Participant, either in a Grant Agreement or in such other form as may be approved for such purpose by the Committee or the Corporation, or, where no such designation is validly in effect at the time of death of a Participant, or if no such individual validly designated survives the Participant until payment of benefits payable under this Plan in respect of RSUs credited to the Participant’s RSU Account, the legal representative (an administrator, executor, committee or other like person) of the Participant.

“Board” means the board of directors of the Corporation.

“Board Guidelines” has the meaning defined in section 9.5.

“Business Day” means a day which is not a Saturday or Sunday or a day observed as a holiday under the laws of the Province of British Columbia.

“Cause” for the purposes of the Plan, notwithstanding the terms of any agreement between the Corporation or an Affiliate and any Participant, unless otherwise defined in the applicable Grant

Appendix B-1

Agreement or Grant Letter in respect of any RSUs granted or awarded to any Participant, means the willful and continued failure by a Participant to substantially perform, or otherwise properly carry out, the Participant’s duties on behalf of the Corporation or an Affiliate, or to follow, in any material respect, the lawful policies, procedures, instructions or directions of the Corporation or any applicable Affiliate (other than any such failure resulting from the Participant’s Disability or incapacity due to physical or mental illness), or the Participant willfully or intentionally engaging in illegal or fraudulent conduct, financial impropriety, intentional dishonesty, breach of duty of loyalty or any similar intentional act which is materially injurious to the Corporation, or which may have the effect of materially injuring the reputation, business or business relationships of the Corporation or an Affiliate, or any other act or omission constituting cause for termination of employment without notice or pay in lieu of notice at common law. For the purposes of this definition, no act, or failure to act, on the part of a Participant shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant’s action or omissions were in, or not opposed to, the best interests of the Corporation and its Affiliates.

“Committee” means the Compensation Committee and any committee of the Board which may subsequently be established or designated for this purpose and to which the Board delegates administration of this Plan, provided that if the Compensation Committee ceases to exist, without any successor committee coming into existence, “Committee” shall mean the Board.

“Committee Guidelines” has the meaning defined in section 9.6.

“Common Shares” means common shares in the capital of the Corporation.

“Corporation” means Ritchie Bros. Auctioneers Incorporated.

“Disability” in respect of any Participant, for the purposes of this Plan, means any physical or mental incapacity of the Participant that prevents the Participant from substantially fulfilling the Participant’s duties and responsibilities on behalf of the Corporation, or, if applicable, an Affiliate, or the Participant, to a substantial degree, being unable, due to illness, disease, affliction, mental or physical disability or incapacity or similar cause, to fulfill the Participant’s duties and responsibilities as an employee of the Corporation or, if applicable, an Affiliate.

“Dividend Equivalents” has the meaning defined in section 4.2.

“Dividends” means ordinary course cash dividends which are declared and paid by the Corporation on the Common Shares (and, for greater certainty, “Dividends” will not include dividends which are payable in shares or securities or in assets other than cash but will, however, include dividends which may be declared in the ordinary course by the corporation on the Common Shares which are payable, at the option of a shareholder, either in cash or in shares or securities or in assets other than cash, reflecting the cash amount per Common Share of such dividend).

“Employed” with respect to a Participant, means that (i) the Participant is performing work at a workplace of the Corporation or an Affiliate, or elsewhere on behalf of and at the direction of the Corporation or an Affiliate, or (ii) the Participant is not actively so performing such work due to a Period of Absence, and (iii) has not been given, or received, a notice of termination of employment by the Corporation or an Affiliate. For greater certainty, a Participant shall not be considered “Employed” or otherwise an Employee during any Notice Period that arises upon the involuntary termination of the employment, whether for Cause or otherwise, of the Participant by the Corporation or an Affiliate, as applicable.

“Employee” means an employee of the Corporation or of any Affiliate.

“Employee Performance Share Unit Plan” means the Employee Performance Share Unit Plan adopted and approved by the Board on March 9, 2015 pursuant to which performance share units of the Corporation may be granted or awarded to certain Employees, as the same may from time to time be amended.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

Appendix B-2

“Fair Market Value” of a Common Share on any day means the volume weighted average price of the Common Shares reported by the New York Stock Exchange for the twenty trading days immediately preceding that day (or, if the Common Shares are not then listed and posted for trading on the New York Stock Exchange, on such other exchange or quotation system as may be selected for that purpose by the Committee), provided that if the Common Shares are not listed or posted on any exchange or quotation system, the Fair Market Value of the Common Shares will be the fair market value of the Common Shares as determined by the Committee, and provided that if the Fair Market Value as so determined is not denominated in United States currency, the “Fair Market Value” shall be the U.S. dollar equivalent of the Fair Market Value as herein otherwise determined.

“Good Reason” means a material adverse change by the Corporation or an Affiliate to a Participant’s position, authority, duties, responsibilities or compensation, excluding an isolated or inadvertent action not taken in bad faith and which is remedied by the Corporation or Affiliate promptly after receipt of written notice given by the Participant.

“Grant Agreement” means an agreement between the Corporation and a Participant evidencing any RSUs granted or awarded, as contemplated in section 3.6, and “Grant Letter” means a letter issued to a Participant by the Corporation as contemplated in section 3.6, in each case together with such schedules, exhibits, amendments, deletions or changes thereto as are permitted under this Plan.

“Grant Date” for any RSUs means the effective date of the grant or award of such RSUs to a Participant under section 3.1.

“Insider” means an “insider” of the Corporation within the meaning of that term as found in the Securities Act (Ontario) who is a “reporting insider” (as defined in National Instrument 55-104 — Insider Reporting Requirements and Exemptions), and includes “associates” (which has the meaning as found in the Securities Act (Ontario)) and “affiliates” (which has the same meaning as “affiliated companies” as found in the Securities Act (Ontario) and also includes those issuers that are similarly related, whether or not any of the issuers are corporations, companies, partnerships, limited partnerships, trusts, income trusts or investment trusts or any other organized entity issuing securities) of the insider and “issued to Insiders” includes direct or indirect issuances.

“IronPlanet Stock Option Plans” means, collectively, the IronPlanet, Inc. 1999 Stock Plan and the IronPlanet Holdings, Inc. 2015 Stock Plan, as each may from time to time be amended.

“Notice Period”, in respect of any Participant whose employment is terminated by the Corporation (or an Affiliate), means such period, if any, as the Committee or an executive officer (other than the Participant) may in their discretion, designate as the period of notice required to be given to the Participant in respect of termination of his or her employment without Cause (and, for greater certainty, there is no obligation for uniformity of treatment of Participants, or any group of Participants, whether based on salary grade or organization level or otherwise).

“Participant” means an Employee who has been designated by the Board or Committee as eligible to participate in this Plan pursuant to section 3.1.

“Period of Absence”, with respect to any Participant, means a period of time throughout which the Participant is on maternity or parental or other leave or absence approved by the Corporation (or, if applicable, an Affiliate) or required by law, or is experiencing a Disability.

“Restricted Share Unit” or “RSU” means one notional Common Share (without any of the attendant rights of a shareholder of such share, including the right to vote such share and the right to receive dividends thereon, except to the extent otherwise expressly provided herein) credited by bookkeeping entry to a notional account maintained for the Participant in accordance with this Plan.

“Restricted Share Unit Account” or “RSU Account” means an account described in section 4.1.

“Retirement” of a Participant, unless otherwise defined in the applicable Grant Agreement or Grant Letter in respect of any RSUs granted or awarded to the Participant, means the retirement of the Participant when the Participant is not less than 55 years of age.

Appendix B-3

“SEC Officer” means any person that is (i) an “officer” of the Corporation within the meaning of Rule 16a-1(f) under the Exchange Act, regardless of whether such person is then subject to Section 16 under the Exchange Act, or (ii) a member of the Board.

“Section 409A” means Section 409A of the Internal Revenue Code of the United States of America, including the rules and authority thereunder.

“Securities Compensation Arrangement” means any stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the Corporation, including a share purchase from treasury that is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

“Senior Executive Performance Share Unit Plan” means the Senior Executive Performance Share Unit Plan adopted and approved by the Board on March 9, 2015 pursuant to which performance share units of the Corporation may be granted or awarded to certain Employees, as the same may from time to time be amended.

“Senior Executive Restricted Share Unit Plan” means the Amended and Restated Senior Executive Restricted Share Unit Plan adopted and approved by the Board on November 8, 2017 pursuant to which restricted share units of the Corporation may be granted or awarded to senior Employees, as the same may from time to time be amended.

“Stock Option Plan” means the amended and restated Stock Option Plan of the Corporation, as the same may from time to time be amended.

“U.S. Participant” means a Participant that is a United States citizen, a resident of the United States of America (including the States and the District of Columbia and its territories and possessions and other areas subject to its jurisdiction) or is otherwise subject to taxation under the Internal Revenue Code of the United States of America, as amended, in respect of the Participant’s compensation from the Corporation or an Affiliate.

“Valuation Date” has the meaning defined in section 6.1(b).

“Vested Restricted Share Unit” and “Vested RSU” have the meanings defined in section 5.1.

“Vesting Period”, in respect of any RSU, except as the Committee may otherwise determine, means the period commencing on the effective date of the grant or award of such RSU and ending on such time as the Board or Committee may determine pursuant to sections 3.1 and 3.2, provided, however, that such period may be reduced or eliminated from time to time or at any time as determined by the Board or Committee. Except as may otherwise be determined by the Board or Committee, the Vesting Period for any RSU granted, awarded or credited pursuant to section 4.2 the same as the Vesting Period of the RSU in respect of which such additional RSUs are granted, awarded or credited.

2.2 Interpretation

In and for the purposes of this Plan, except as otherwise expressly provided:

(a)	“this Plan” means this Amended and Restated Employee Restricted Share Unit Plan as it may from time to time be modified, supplemented or amended and in effect;
(b)	all references in this Plan to a designated “Article”, “section” or other subdivision is to the designated Article, section or other subdivision of, this Plan;
(c)	the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, section or other subdivision of this Plan;
(d)	the headings are for convenience only and do not form a part of this Plan and are not intended to interpret, define or limit the scope, extent or intent of this Plan or any provision hereof;
(e)	the singular of any term includes the plural, and vice versa, the use of any term is generally

Appendix B-4

applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting whether or not non-limiting language is used;
(f)	any reference to a statute includes such statute and the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and any statute or regulations that may supplement or supersede such statute or regulations; and
(g)	where the time for doing an act falls or expires on a day which is not a Business Day, the time for doing such act is extended to the next Business Day.

2.3 Governing Law

This Plan will be governed by and construed in accordance with the laws of the Province of British Columbia. The validity, construction and effect of this Plan, any rules and regulations relating to this Plan, and any determination, designation, notice, election or other document contemplated herein shall be determined in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

2.4 Severability

If any provision or part of this Plan is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part hereof.

2.5 Language

The Corporation and the Participants confirm their desire that this document along with all other documents including all notices relating hereto, be written in the English language. La Corporation et les participants confirment leur volonté que ce document de même que tous les documents, y compris tout avis, s’y rattachant soient rédigés en anglais.

2.6 Currency

Except where expressly provided otherwise, unless the Committee determines otherwise, all references in this Plan to currency and all payments to be made pursuant hereto shall be in U.S. currency. Unless the Committee otherwise determines, any currency conversion required to be made hereunder from United States dollars to a foreign currency, or vice versa, will be made at the rate of exchange quoted by the Bank of Canada on the relevant day.

ARTICLE 3
ELIGIBILITY AND AWARDS

3.1 Eligibility and Grant of Awards

Subject to the terms and conditions of this Plan and any Board Guidelines or Committee Guidelines, the Board or Committee may from time to time while this Plan is in force;

(a)	determine the Employees who may participate in this Plan and designate any Employee as being a Participant under this Plan; and
(b)	award or grant RSUs to any Participant and determine the number or value of RSUs granted or awarded to each Participant, the vesting criteria (if any) and vesting period and other terms, conditions and provisions applicable to such award or grant or RSUs that are consistent with this Plan and that the Board or Committee in its discretion determines to be appropriate.

3.2 Terms and Conditions

Without limiting the generality of section 3.1, subject to section 6.4, for greater certainty, pursuant to section 3.1 the Board and Committee have authority to determine, in their discretion, the Employees to whom RSUs may be awarded or granted, the number or value of RSUs that are awarded or

Appendix B-5

granted to any Participant and the terms, conditions and provisions of any RSUs awarded or granted, including, without limitation, (i) the time and manner in which any RSU shall vest; (ii) applicable conditions and vesting provisions and Vesting Period applicable to any RSUs; (iii) any additional conditions with respect to payment or satisfaction of any RSUs following vesting of such RSUs; (iv) restrictions or limitations on Common Shares that may be purchased pursuant to section 6.2, or Common Shares that may be issued pursuant to section 6.3, including holding requirements or resale restrictions and the nature of such restrictions or limitations; and (v) any other terms and conditions as the Board or Committee may in its discretion determine.

In making such determination, the Board or Committee shall consider the timing of crediting RSUs to the Participant’s RSU Account and the vesting requirements applicable to such RSUs to endeavour to ensure that the crediting of the RSUs and the vesting requirements and payment to be made hereunder will not be subject to the “salary deferral arrangement” rules under the Income Tax Act (Canada) and any applicable provincial legislation.

3.3 Service Period

Awards of RSUs shall only be made to a Participant in respect of services to be performed by such Participant in the calendar year in which such RSUs are awarded and shall be in addition to and not in substitution for or in lieu of ordinary salary and wages received by such Participant in respect of services to the Corporation or an Affiliate thereof.

3.4 Awards at any Time

The Board or Committee may make awards of RSUs at any time and from time to time during any year while this Plan is in force, and such designations and awards need not be made at the same time or times in any year as in any other year.

3.5 Limitation on Rights

Except as expressly set out herein or in any Board Guidelines, Committee Guidelines or any Grant Agreement or Grant Letter, nothing in the Plan or in any of the Board Guidelines or Committee Guidelines or in any Grant Agreement or Grant Letter nor any action taken hereunder shall confer on any Employee or Participant any right to be awarded any RSUs or additional RSUs. Except as expressly set out herein or in any Board Guidelines or Committee Guidelines, there is no obligation for uniformity of treatment of Participants, or any group of Employees and the Board or Committee shall have authority, in their absolute discretion, to determine the Employees to whom RSUs are awarded and the number or value of RSUs awarded to any Participant, which may reflect such matters as the Board or Committee, in their absolute discretion, may consider. Any award of RSUs made to any Participant shall not obligate the Board or Committee to make any subsequent award to such Participant.

3.6 Grant Agreements and Grant Letters

Each award or grant of RSUs shall be evidenced by a written agreement (a “Grant Agreement”) between the Corporation and the Participant or a letter (a “Grant Letter”) issued to a Participant by the Corporation, or, if the Board or Committee so determines, all awards or grants of RSUs to any Participant in any calendar year, or other period of 12 consecutive months (or such longer period as may be determined by the Board or the Committee) may be evidenced by a Grant Agreement or Grant Letter, issued annually (or in such other frequency as the Board or Committee may determine), in each case in such form as may be prescribed, specified or approved by the Board or Committee. A Participant will not be entitled to any award of RSUs or any benefit of this Plan unless the Participant agrees with the Corporation to be bound by the provisions of this Plan. By entering into an agreement described in this section 3.6, each Participant shall be deemed conclusively to have accepted and consented to all terms and conditions of this Plan and all actions or decisions made by the Board or the Committee or any person to whom the Committee may delegate administrative powers and duties hereunder, in relation to this Plan. The provisions of this Plan shall also apply to and be binding on Beneficiaries, other legal representatives, other beneficiaries and successors of each Participant. For greater certainty, no certificate shall be issued with respect to any RSUs.

Appendix B-6

3.7 Beneficiaries

A Participant may, by written notice or election delivered to the Corporate Secretary of the Corporation, in such form and executed and delivered in such manner as the Committee may from time to time determine, specify or approve, (i) designate one or more individuals to receive the benefits payable under this Plan following the death of the Participant, and (ii) modify, alter, change or revoke any such designation, subject always to the provisions and requirements of applicable law. For greater certainty, the validity of such designation, or any such modification, alteration, change or revocation, will be subject to the laws of the jurisdiction of residence of the Participant.

3.8 No Right to Hold Office

This Plan shall not be interpreted as either an employment agreement or a trust agreement. Nothing in this Plan nor any Board Guidelines, Committee Guidelines nor any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed as giving any Participant the right to be retained in the continued employ or service of the Corporation or any of its Affiliates, or, except as expressly set out herein, confer on any Participant any right to be awarded any RSUs, or giving any Participant, any Beneficiary, any dependent or relation as may be designed by a Participant by testamentary instrument or otherwise, or any other person, the right to receive any benefits not specifically expressly provided in this Plan nor shall it interfere in any way with any other right of the Corporation or any Affiliate to terminate the employment or service of any Participant at any time or to increase or decrease the compensation of any Participant.

3.9 No Representations

(a)	The Corporation makes no representations or warranties to any Participant with respect to this Plan or RSUs or Common Shares that may be acquired pursuant to section 6.2 or issued pursuant to section 6.3. Participants are expressly advised that the value of any RSUs, and Common Shares that may be acquired pursuant to section 6.2 or issued pursuant to section 6.3, will, among other things, fluctuate with the trading price of Common Shares.
(b)	Participants agree to accept all risks associated with a decline in the market price of Common Shares and all other risks associated with the holding of RSUs or Common Shares that may be acquired pursuant to section 6.2 or issued pursuant to section 6.3.

3.10 No Restriction on Corporate Action

Nothing contained in this Plan shall be construed to prevent the Corporation from taking any corporate action which is determined by the Board or the Committee to be appropriate or in the best interests of the Corporation, whether or not such action would have an adverse effect on this Plan or any RSUs credited under this Plan and no Participant nor any other person shall have any claim against the Corporation as a result of any such action.

3.11 Compensation Programs

Neither the adoption of this Plan nor any Board Guidelines or Committee Guidelines nor the provisions of any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed as any limitation on the power or authority of the Board or Committee, subject to Applicable Law, to (i) amend, modify, alter or suspend the compensation structure or programs of the Corporation for employees; or (ii) adopt any compensation structure or programs, whether in replacement of, or in substitution for any other compensation structure or program of the Corporation, for employees or otherwise, including the grant or awarding of any “restricted share units” or “performance share units” (whether on the same terms and conditions as set out herein or otherwise), either generally or only in specific cases.

3.12 No Awards Following Last Day of Active Employment

Without limiting the generality of section 3.5, in the event any Participant ceases to be Employed for any reason, notwithstanding any other provision hereof, and notwithstanding any provision of any

Appendix B-7

employment agreement between any Participant and the Corporation or any Affiliate, such Participant shall not have the right to be awarded any additional RSUs, and shall not be awarded any RSUs pursuant to section 3.1 or section 4.2, after the last day of active employment of such Participant on which such Participant actually performs the duties of the Participant’s position, whether or not such Participant receives a lump sum payment of salary or other compensation in lieu of notice of termination, or continues to receive payment of salary, benefits or other remuneration for any period following such last day of active employment. Notwithstanding any other provision hereof, or any provision of any employment agreement between any Participant and the Corporation or any Affiliate, in no event will any Participant have any right to damages in respect of any loss of any right to be awarded RSUs pursuant to section 3.1 or section 4.2 after the last day of active employment of such Participant.

ARTICLE 4
RESTRICTED SHARE UNIT ACCOUNTS

4.1 Restricted Share Unit Accounts

A notional account will be established for each Participant, to reflect such Participant’s interest under this Plan. The account so established shall be (i) credited with the number of RSUs (including, if applicable, fractional RSUs) credited pursuant to section 3.1 and (ii) adjusted to reflect additional RSUs (including, if applicable, fractional RSUs) credited pursuant to section 4.2, and the cancellation of RSUs (including, if applicable, fractional RSUs) with respect to which payments are made pursuant to section 6.1 or which fail to vest as contemplated in ARTICLE 5 or ARTICLE 7. RSUs that fail to vest in a Participant pursuant to ARTICLE 5 or ARTICLE 7, or that are paid out to the Participant or the Participant’s Beneficiary or legal representatives, shall be cancelled and cease to be recorded in the Participant’s RSU Account as of the date on which such RSUs are forfeited or cancelled under this Plan or are paid out, as the case may be. Each such account shall be established and maintained for bookkeeping purposes only. Neither this Plan nor any of the accounts established hereunder shall hold any actual funds or assets.

4.2 Dividend Equivalents

The RSU Account of each Participant will be credited with additional RSUs (including, if applicable, fractional RSUs) (“Dividend Equivalents”) on each dividend payment date in respect of which Dividends are paid by the Corporation on the Common Shares. Such Dividend Equivalents will be computed by dividing: (i) the product obtained by multiplying the amount of the Dividend declared and paid by the Corporation on the Common Shares on a per share basis by the number of RSUs recorded in the Participant’s RSU account on the record date for the payment of such Dividend, by (ii) the Fair Market Value of a Common Share on the date the Dividend is paid by the Corporation, with fractional RSUs calculated and rounded to two decimal places. Notwithstanding the foregoing, no additional RSUs shall be credited to the account of one or more Participants pursuant to this section 4.2 from and after the date on which the Participant ceases to be Employed.

4.3 Reorganization Adjustments

(a)	In the event of any declaration of any stock dividend payable in securities (other than a dividend which may be paid in cash or in securities at the option of the holder of Common Shares), or any subdivision or consolidation of Common Shares, reclassification or conversion of Common Shares, or any combination or exchange of securities, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin off involving the Corporation or other distribution (other than normal course cash dividends) of Corporation assets to holders of Common Shares or any other similar corporate transaction or event, which the Committee determines affects the Common Shares such that an adjustment is appropriate to prevent dilution or enlargement of the rights of Participants under this Plan, then, subject to any relevant resolutions of the Board (if required in the opinion of the Corporation’s counsel) the Committee, in its sole discretion, and without liability to any person, shall make such equitable changes or adjustments, if any, as it

Appendix B-8

considers appropriate, in such manner as the Committee may consider equitable, to reflect such change or event including, without limitation, adjusting the maximum number of Common Shares that may be issued as contemplated in section 6.3(i) or adjusting the number of RSUs outstanding under this Plan, provided that the value of the RSUs credited to a Participant’s RSU Account immediately after such an adjustment shall not exceed the value of the RSUs credited to such account immediately prior thereto.
(b)	The Corporation shall give notice to each Participant in the manner determined, specified or approved by the Committee of any change or adjustment made pursuant to this section and, upon such notice, such adjustment shall be conclusive and binding for all purposes.
(c)	The Committee may from time to time adopt rules, regulations, policies, guidelines or conditions with respect to the exercise of the power or authority to make changes or adjustments pursuant to section 4.3(a). The Committee, in making any determination with respect to changes or adjustments pursuant to section 4.3(a), shall be entitled to impose such conditions as it considers or determines necessary in the circumstances, including conditions with respect to satisfaction or payment of all Applicable Tax Withholdings.
(d)	The existence of outstanding RSUs shall not affect in any way the right or power and authority of the Corporation or its shareholders to make or authorize any alteration, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business or any merger, amalgamation, combination or consolidation of or involving the Corporation, or to create or issue any bonds, debentures, shares or other securities of the Corporation, or the rights and conditions attaching thereto, or to amend the terms and conditions or rights and restrictions thereof (ranking ahead of the Common Shares or otherwise), or any right thereto, or to effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar nature or character or otherwise.

ARTICLE 5
VESTING

5.1 Vesting General

Subject to section 5.2, unless the Board or Committee otherwise determines, all RSUs awarded pursuant to section 3.1 to any Participant shall vest at the time and in the manner determined by the Board or Committee at the time of the award or grant and shall be set out in (or in a Schedule or Exhibit to) the Grant Agreement or Grant Letter evidencing the award of such RSUs, provided that, subject to the provisions of ARTICLE 7, such Participant remains Employed by the Corporation or an Affiliate at the expiry of the Vesting Period applicable to such RSUs. For greater certainty, RSUs that have been granted or awarded to a Participant and which do not vest in accordance with this ARTICLE 5 or ARTICLE 7, as applicable, shall be forfeited by the Participant and the Participant will have no further right, title or interest in such RSUs and shall have no right to receive any cash payment with respect to any RSU that does not become a vested RSU. All RSUs referred to in section 4.2 shall vest at the time when the RSUs in respect of which such Dividend Equivalents were credited vest. Except where the context requires otherwise, each RSU which vests pursuant to this section 5.1 shall be referred to as a “Vested Restricted Share Unit” or “Vested RSU” and collectively as “Vested Restricted Share Units” or “Vested RSUs”.

5.2 Waiver of Vesting Conditions

Subject to section 6.4, the Board or Committee may, in its discretion, waive any restrictions with respect to vesting criteria, conditions, limitations or restrictions with respect to any RSUs granted or awarded to any Participant (including reducing or eliminating any Vesting Period originally determined) and may, in its discretion, at any time permit the acceleration of vesting of any or all RSUs or determine that any RSU has vested, in whole or in part, all in such manner and on such terms as may be approved by the Board or Committee, where in the opinion of the Board or Committee it is reasonable to do so and does not prejudice the rights of the Participant under the Plan.

Appendix B-9

ARTICLE 6
PAYMENT FOLLOWING VESTING

6.1 Payment Following Vesting

(a)	Subject to ARTICLE 7, following vesting of any RSU recorded in any Participant’s RSU Account, the Corporation will pay the Participant a payment in an amount equal to the number of such Vested RSUs multiplied by the Fair Market Value of one Common Share as at the date of vesting, payable or to be satisfied, as determined by the Committee:
(i)	by a lump sum payment in cash, net of all Applicable Tax Withholdings;
(ii)	subject to the shareholders of the Corporation approving this Plan, by applying all of such amount, net of all Applicable Tax Withholdings, to the purchase of Common Shares in accordance with section 6.2, provided that, notwithstanding any other provision of this Plan, this means of paying or satisfying the payment shall not be available with respect to any award or grant made to any Participant that is an SEC Officer at the time of the award or grant or that becomes an SEC Officer at any time prior to the time of payment; or
(iii)	subject to the shareholders of the Corporation approving this Plan, including the provisions of this Plan permitting the Corporation to issue Common Shares under section 6.3 hereof, and the rules, policies or requirements of any stock exchange on which the Common Shares are listed or quoted, by the issuance from treasury to the Participant of Common Shares in accordance with section 6.3.
(b)	Notwithstanding the foregoing, if at the date of vesting of any RSUs, a Participant or the Corporation may be in possession of undisclosed material information regarding the Corporation, or on such date of vesting, pursuant to any insider or securities trading policy of the Corporation, the ability of a Participant or the Corporation to trade in securities of the Corporation may be restricted, the Committee may, in its discretion, determine that the payment to be paid to any Participant in respect of any Vested RSUs shall be an amount equal to the number of Vested RSUs multiplied by the Fair Market Value of one Common Share as at such date (the “Valuation Date”), following the date of vesting, which is after the later of (i) the date on which the Participant or the Corporation is no longer in possession of material undisclosed information and (ii) the date on which the ability of the Participant or the Corporation to trade in securities of the Corporation is not restricted, as may be determined by the Committee.
(c)	The Committee may, at the time of any award or grant of RSUs under this Plan, or at any time thereafter, determine, subject to the provisions of section 6.1(a) and 6.3(a), and without prejudice to the discretion of the Committee pursuant to section 6.2(e) or 6.3(g), or otherwise in this Plan, whether payment of the amount referred to in section 6.1(a) is to be paid or satisfied (i) as contemplated in section 6.1(a)(i), (ii) as contemplated in section 6.1(a)(ii), or (iii) as contemplated in section 6.1(a)(iii), and may from time to time after any such determination, change such determination.
(d)	For greater certainty, and without limiting any other provisions hereof, including section 9.9, the Corporation shall be entitled to withhold, or cause to be withheld, and deduct, or cause to be deducted, from the amount payable pursuant to section 6.1(a) an amount that the Corporation estimates is equal to Applicable Tax Withholdings in respect of such payment, prior to the determination of the amount of such Applicable Tax Withholdings, and pay or satisfy the balance of such payment to be applied in accordance with section 6.1 and section 6.2 or section 6.3, as applicable.

6.2 Purchase of Common Shares

(a)	Subject to the shareholders of the Corporation approving this Plan, including the provisions of this Plan permitting the Corporation to purchase Common Shares under this section 6.2,

Appendix B-10

and subject to section 6.4, the payment referred to in section 6.1(a)(ii), net of all Applicable Tax Withholdings, is to be applied to the purchase of Common Shares on behalf of the Participant, in the open market, through the facilities of the New York Stock Exchange (or such other exchange or market as the Committee may designate from time to time) in such manner, and to be held on such terms, as the Committee may from time to time determine or approve.
(b)	Without limiting the generality of the foregoing, such manner, and terms, referred to in section 6.2(a) may (but need not) include providing for:
(i)	the appointment of a person to act as trustee or administrator or administrative agent in relation to the Plan or the purchase of Common Shares, or the engagement of an investment dealer to purchase Common Shares on behalf of a Participant, which may include the holding of such Common Shares on behalf of a Participant and, if applicable, the indemnification of such person or investment dealer;
(ii)	all or any portion of any payment referred to in section 6.1(a) being paid in cash to such trustee or administrator, investment dealer, or other person as the Committee may direct, which may be acting as trustee or administrator or administrative agent for the purposes of this Plan, or acting on behalf of the Participant, or otherwise (or to an investment dealer engaged by any such trustee, administrator or other person) to be used by such trustee, administrator, investment dealer or other person to purchase, on behalf of the Participant, in the open market, Common Shares;
(iii)	a trustee, administrator, investment dealer or other person being instructed (A) to control the timing, amount and manner of purchases; (B) to use its best efforts to make purchases of Common Shares as contemplated in this section 6.2 at prevailing market prices; (C) that it may limit the daily volume of purchases of Common Shares or cause such purchases to be made over several trading days to the extent that such action may be considered necessary to avoid disrupting the market price for Common Shares or negatively affecting the market price for the Common Shares or otherwise in the best interests of the Corporation; (D) where purchases are being made at the same time on behalf of more than one Participant, to make such purchases on a basis that the average purchase price of Common Shares purchased in respect of each Participant purchased at such time will be the same; and (E) to notify or report to the Corporation and the Participant regarding such purchases, which notice or report may include information regarding (I) the aggregate purchase price for Common Shares purchased on behalf of the Participant, (II) the purchase price per Common Share for each Common Share purchased on behalf of the Participant, (III) the amount of any related brokerage commission; and (IV) the settlement date for the purchase of the Common Shares purchased on behalf of the Participant;
(iv)	the Common Shares purchased pursuant to this section 6.2 on behalf of a Participant being held by the Participant, or on behalf of a Participant, by such person, and on such terms, as the Committee may, from time to time determine or approve, and the certificates representing the Common Shares so purchased being issued in the name of such person or persons (which may, if the Committee so determines, include the Participant or such person or person as the Participant may direct) and such certificates being delivered to such person, or credited to such investment dealer or custodial account with such person (to be held on behalf of the Participant if they are not held by the Participant), as the Committee may from time to time determine or approve;
(v)	if after any trustee, administrator, investment dealer or other person that purchases Common Shares on behalf of a Participant pursuant to this section 6.2 applies the amount of any payment referred to in section 6.1(a) that is paid as contemplated in this section 6.2 to the purchase of whole Common Shares, any amount that remains shall

Appendix B-11

be paid, net of any Applicable Tax Withholdings, to the Participant or held or paid or dealt with, on behalf of the Participant, as the Committee may from time to time determine or approve;
(vi)	if any Common Shares purchased on behalf of a Participant pursuant to this section 6.2 may be held by a trustee, administrator, administrative agent or other person, on behalf of the Participant, provisions regarding (A) dealing with distributions paid on or in respect of such Common Shares, which shall be the property of, and received on behalf of, the Participant; (B) reporting to the Participants and the Corporation regarding Common Shares and distributions held on behalf of the Participant; (C) notice to the Participant of meetings of holders of Common Shares and voting of Common Shares held on behalf of the Participant; (D) notice to the Participant of take over bids, issuer bids, rights offerings or other events; (E) rights of the trustee, administrator agent or other person holding Common Shares on behalf of the Participant to withhold or deduct taxes or other amounts; (F) withdrawal of Common Shares held on behalf of the Participant, including in the event the Participant ceases to be an employee, or satisfies share ownership guidelines adopted by the Board or any committee of the Board; and (G) restrictions regarding the ability of the Participant to withdraw or transfer Common Shares that are held on behalf of the Participant where the Participant is not, or would not, following a transfer of such Common Shares, be in compliance with share ownership guidelines adopted by the Board or any committee of the Board; and
(vii)	any requirements that may be applicable under any Applicable Laws, including any requirement that may restrict the transferability of any Common Shares held by or on behalf of a Participant;

in each case as the Committee may from time to time determine or approve.

(c)	Notwithstanding section 6.2(a) and (b), the Corporation shall be responsible for paying all brokerage commissions or similar fees in connection with purchases of Common Shares pursuant to this section 6.2, but, unless the Committee otherwise determines, the Corporation will not be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been previously purchased on behalf of the Participant pursuant to section 6.2.
(d)	Unless the Committee otherwise determines:
(i)	the payment referred to in section 6.1(a)(ii), net of Applicable Tax Withholdings, will be paid by the Corporation, on behalf of the Participant, to a broker or broker dealer designated by the Committee from time to time, or failing such designation, a broker or broker dealer selected by the Corporation, in either case, who is independent of the Corporation who is a member of, or otherwise qualified to purchase Common Shares on, the exchange on which the Common Shares are traded and are to be purchased in accordance with this provision, with instructions to purchase Common Shares on behalf of the Participant, in the open market, through the facilities of the New York Stock Exchange (or such other exchange or market as the Committee may designate from time to time), using such payment, net of Applicable Tax Withholdings;
(ii)	the Corporation shall notify and provide the broker or broker dealer with directions with respect to the Participants on whose behalf any such payment is being made, and the amount of such payment applicable to such Participant;
(iii)	the Corporation shall request the broker or broker dealer to notify the Participant, and the Corporation, of (A) the aggregate purchase price for Common Shares purchased on behalf of the Participant; (B) the purchase price per Common Share; (C) the amount of the related brokerage commissions in respect of the purchases; and (D) the settlement date for the purchase or purchases of Common Shares, and request the broker or

Appendix B-12

broker dealer to deliver to the Participant (or if applicable, the Participant’s Beneficiary), or as the Participant (or, if applicable, Beneficiary) may otherwise instruct, one or more certificates representing Common Shares purchased on behalf of the Participant, or, if instructed by the Participant (or, if applicable Beneficiary) credit such Common Shares to an account with the broker or broker dealer in the name of the Participant (and, if, after the broker or broker dealer applies the payment, net of Applicable Tax Withholdings, to the purchase of whole Common Shares, as provided herein, any amount remains payable in respect of such Participant, the broker or broker dealer shall pay such amount in cash (net of any Applicable Tax Withholdings) to the Participant (or the Participant’s Beneficiary, if applicable), as soon as practicable, and in any event within the time contemplated in section 6.4); and
(iv)	the purchases by the broker or broker dealer will be made in the open market through the facilities of the New York Stock Exchange (or such other exchange or market as the Committee may designate from time to time) at the prevailing market prices and in accordance with the rules, policies of the exchange, at the broker or broker dealer’s discretion, and the broker or broker dealer shall be entitled to control the time, amount and manner of purchases; provided that the broker or broker dealer shall, in its discretion, be entitled to limit the daily volume of purchases of Common Shares or cause such purchases to be made over several trading days to the extent such action may be considered necessary or desirable to avoid disrupting the market price for Common Shares or negatively affecting the market price for the Common Shares or otherwise in the best interests of the Corporation and entitled, where purchases are being made at the same time on behalf of more than one Participant, to make such purchases on a basis that the average purchase price of Common Shares purchased in respect of each Participant purchased at such time will be the same.
(e)	Notwithstanding section 6.1(a) and the foregoing provisions of this section 6.2, the Committee may, in its discretion, determine that a payment referred to in section 6.1(a)(ii) shall not be applied to the purchase of Common Shares on behalf of any Participant, including, without limitation, if the Committee is not satisfied that such purchase will be exempt from all registration or qualification requirements of any applicable securities laws of Canada (including the provinces thereof) or of the United States of America (including the states thereof) or any other foreign jurisdiction and applicable by-laws, rules or regulations of any stock exchange on which the Common Shares may be listed or posted for trading. If the Committee makes such a determination, notwithstanding section 6.1(a), the payment required pursuant to section 6.1(a)(ii) shall be payable by a lump sum payment in cash, net of all Applicable Tax Withholdings.
(f)	Notwithstanding the other provisions of this section 6.2, in the event the payment referred to in section 6.1(a)(ii), net of Applicable Tax Withholdings, is paid to any trustee, administrator, administrative agent or other person to make purchases of Common Shares on behalf of any Participant, the trustee, administrator, administrative agent or other person will receive such funds as nominee and agent on behalf of the Participant, and if any Common Shares purchased pursuant to this section 6.2 are held by a trustee, administrator or administrative agent or other person following such purchase, such Common Shares, and distributions which may be received in respect thereof, shall be the property of the Participant and be held by such person as nominee and agent on behalf of the Participant as the Participant’s property, and subject to the Participant’s direction.

Appendix B-13

6.3 Issuance of Common Shares

(a)	Notwithstanding section 6.1(a), and the other provisions of this section 6.3, no Common Shares shall be issued pursuant to this section 6.3, unless:
(i)	this Plan, including the provisions of this Plan permitting the Corporation to issue Common Shares under this section 6.3, has been approved by shareholders of the Corporation; and
(ii)	the number of Common Shares to be issued will not result in the restrictions referred to in section 6.3(i), (l) or (m) being contravened.
(b)	Subject to section 6.3(a) and section 6.4, the payment referred to in section 6.1(a)(iii), net of Applicable Tax Withholdings, is to be paid or satisfied by the application of the amount referred to in section 6.1(a)(iii), net of Applicable Tax Withholdings (the “Net Payment Amount”) to the subscription by the Participant for, and issuance by the Corporation to the Participant of, Common Shares at an issue price per share equal to the Fair Market Value of one Common Share as at the date of vesting (or, if section 6.1(b) is applicable, the Fair Market Value of one Common Share as at the Valuation Date determined pursuant to section 6.1(b)). The number of Common Shares to be so issued shall be equal to the whole number of Common Shares that is determined by dividing the Net Payment Amount by the Fair Market Value of one Common Share as contemplated in this section 6.3(b). Where dividing the Net Payment Amount by such Fair Market Value would otherwise result in a fraction of a Common Share potentially being required to be issued, the number of Common Shares to be issued shall be rounded down to the next whole number of Common Shares. No fractional Common Shares shall be issued and any fractional share entitlement will be satisfied by a cash payment to the Participant in an amount equal to such fractional share entitlement multiplied by the Fair Market Value of one Common Shares as contemplated in this section 6.3(b). Common Shares issued by the Corporation pursuant to this section 6.3 shall be considered fully paid in consideration of application of the Net Payment Amount, less any cash payment in respect of any fractional share entitlement as contemplated in this section 6.3(b), to the subscription by the Participant for Common Shares issued at an issue price equal to the Fair Market Value of one Common Shares as contemplated in this section 6.3(b).
(c)	Subject to the provisions of sections 6.3(a) and (b), Common Shares issued pursuant to this section 6.3 are to be issued in such manner, and to be held on such terms, as the Committee may from time to time determine or approve.
(d)	Without limiting the generality of the foregoing, such manner and terms referred to in section 6.3(c) may (but need not) include providing for:
(i)	the appointment of a person to act as trustee or administrator or administrative agent in relation to the Plan or holding of Common Shares issued pursuant to this section 6.3 on behalf of a Participant, and, if applicable, the indemnification of such person;
(ii)	the Common Shares issued pursuant to this section 6.3 being held by the Participant, or on behalf of a Participant, by such person, and on such terms, as the Committee may, from time to time determine or approve, and the certificates representing the Common Shares so purchased being issued in the name of such person or persons (which may, if the Committee so determines, include the Participant or such person or person as the Participant may direct) and such certificates being delivered to such person, or credited to such investment dealer or custodial account with such person (to be held on behalf of the Participant if they are not held by the Participant), as the Committee may from time to time determine or approve;
(iii)	if any Common Shares issued pursuant to this section 6.3 may be held by a trustee, administrator, administrative agent or other person, on behalf of the Participant, provisions regarding (A) dealing with distributions paid on or in respect of such

Appendix B-14

Common Shares, which shall be the property of, and received on behalf of, the Participant; (B) reporting to the Participants and the Corporation regarding Common Shares and distributions held on behalf of the Participant; (C) notice to the Participant of meetings of holders of Common Shares and voting of Common Shares held on behalf of the Participant; (D) notice to the Participant of take over bids, issuer bids, rights offerings or other events; (E) rights of the trustee, administrator agent or other person holding Common Shares on behalf of the Participant to withhold or deduct taxes or other amounts; (F) withdrawal of Common Shares held on behalf of the Participant, including in the event the Participant ceases to be an employee, or satisfies share ownership guidelines adopted by the Board or any committee of the Board; and (G) restrictions regarding the ability of the Participant to withdraw or transfer Common Shares that are held on behalf of the Participant where the Participant is not, or would not, following a transfer of such Common Shares, be in compliance with share ownership guidelines adopted by the Board or any committee of the Board; and
(iv)	any requirements that may be applicable under any Applicable Laws, including any requirement that may restrict the transferability of any Common Shares issued pursuant to this section 6.3 and held by or on behalf of a Participant;

in each case as the Committee may from time to time determine or approve.

(e)	Notwithstanding section 6.3(c) and (d), unless the Committee otherwise determines, the Corporation will not be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been issued pursuant to section 6.3.
(f)	Unless the Committee otherwise determines, Common Shares issued pursuant to this section 6.3 shall be issued to the Participant (or, if applicable, the Participant’s Beneficiary) and one or more certificates representing the Common Shares so issued shall be delivered to the Participant (or, if applicable, the Participant’s Beneficiary), or, if the Participant (or, if applicable, the Participant’s Beneficiary) may so direct, to the investment dealer for the Participant (or, if applicable, the Participant’s Beneficiary) as the Participant (or, if applicable, the Participant’s Beneficiary) may direct, which is acceptable to the Corporation, acting reasonably.
(g)	Notwithstanding section 6.1(a) and the foregoing provisions of this section 6.3, the Committee may, in its discretion, determine that a payment referred to in section 6.1(a)(iii) shall not be paid or satisfied by the issuance of Common Shares pursuant to this section 6.3, including, without limitation, if the Committee is not satisfied that such issuance will be exempt from all registration or qualification requirements of any applicable securities laws of Canada (including the provinces thereof) or of the United States of America (including the states thereof) or any other foreign jurisdiction and applicable by-laws, rules or regulations of any stock exchange on which the Common Shares may be listed or posted for trading. If the Committee makes such a determination, notwithstanding section 6.1(a), the payment required pursuant to section 6.1(a)(iii) shall be payable by a lump sum payment in cash, net of all Applicable Tax Withholdings.
(h)	Notwithstanding the other provisions of this section 6.3, in the event Common Shares issued pursuant to this section 6.3 are to be held by any trustee, administrator, administrative agent or other person on behalf of any Participant, the trustee, administrator, administrative agent or other person will receive and hold such Common Shares as nominee and agent on behalf of the Participant, and such Common Shares, and distributions which may be received in respect thereof, shall be the property of the Participant and be held by such person as nominee and agent on behalf of the Participant as the Participant’s property, and subject to the Participant’s direction.
(i)	The aggregate maximum number of Common Shares that may be issued or delivered

Appendix B-15

pursuant to this Plan and the Senior Executive Restricted Share Unit Plan (including pursuant to section 6.2 of this Plan and section 6.2 of the Senior Executive Restricted Share Unit Plan) is 300,000 Common Shares, subject to the adjustment of such maximum number as provided in section 4.3(a).
(j)	The Board will reserve for allotment from time to time out of the authorized but unissued Common Shares sufficient Common Shares to provide for issuance of all Common Shares which are issuable under this section 6.3 and may from time to time reserve for allotment out of the unissued Common Shares such number of Common Shares as the Committee may from time to time estimate or determine is the number of Common Shares that may be issued under this section 6.3.
(k)	For greater certainty, nothing in this Plan shall be construed as to confer on any Participant any rights as a shareholder of the Corporation with respect to any Common Shares which may be reserved for issuance under this section 6.3. A Participant will only have rights as a shareholder of the Corporation with respect to Common Shares that are issued to the Participant pursuant to and in accordance with the provisions of this section 6.3 or which are acquired by or on behalf of the Participant pursuant to and in accordance with the provisions of section 6.2.
(l)	The number of Common Shares issuable to Insiders, at any time, pursuant to (i) this Plan, or (ii) any other Securities Compensation Arrangement, including (A) the Stock Option Plan, (B) the IronPlanet Stock Option Plans, (C) the Senior Executive Restricted Share Unit Plan, (D) the Senior Executive Performance Share Unit Plan and (E) the Employee Performance Share Unit Plan, cannot exceed 10% of the issued and outstanding Common Shares.
(m)	The number of Common Shares issued to Insiders, within any one year period, under any (i) this Plan, and (ii) any other Securities Compensation Arrangement, including (A) the Stock Option Plan, (B) the IronPlanet Stock Option Plans, (C) the Senior Executive Restricted Share Unit Plan, (D) the Senior Executive Performance Share Unit Plan and (E) the Employee Performance Share Unit Plan, cannot exceed 10% of the issued and outstanding Common Shares.
(n)	No Common Shares may be issued or reserved for issuance under this Plan to any non-employee director of the Corporation.

6.4 Restriction

For greater certainty, no terms or conditions determined by the Board or the Committee pursuant to section 3.1 or 3.2 may have the effect of causing payment of the value of a RSU to a Participant, or the personal representatives of a Participant, after December 31 of the third calendar year following the calendar year in respect of which such RSU (or, in the case of any additional RSU credited pursuant to section 4.2, the RSU in respect of which such additional RSU was credited) was granted or awarded.

6.5 Time of Payment

Subject to section 6.4, amounts payable pursuant to section 6.1 will be paid as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the Grant Agreement or Grant Letter after the Corporation has determined the number of RSUs that have vested. Notwithstanding the foregoing, if payment of any amount pursuant to this section 6.5 would otherwise occur at any time during which a Participant may be in possession of undisclosed material information regarding the Corporation, or at any time during which, pursuant to any insider or securities trading policy of the Corporation, the ability of a Participant to trade in securities of the Corporation may be restricted, unless the Committee otherwise determines, payment will be postponed to the date which is five days after the later of (i) the date on which the Participant is no longer in possession of material undisclosed information or (ii) the date on which the ability of the Participant to trade in securities of the Corporation is not restricted provided however, any such payment shall be made no later than December 31 of the third calendar year following the calendar

Appendix B-16

year in respect of such RSU (or, in the case of any additional RSU credited pursuant to section 4.2, the RSU in respect of which such additional RSU was credited) was granted or awarded.

6.6 U.S. Participants

(a)	It is intended that this Plan, and RSUs granted hereunder, and payments made pursuant to this Plan, shall comply with, or qualify for an exemption from, the requirements of Section 409A and shall be construed consistently therewith and interpreted in a manner consistent with that intention. Notwithstanding anything to the contrary in this Plan, all payments with respect to RSUs granted to a U.S. Participant that are intended to be exempt from Section 409A as short term deferrals pursuant to Treas. Reg. Section 1.409A-1(b)(4) will be made no later than the 15th day of the third month after the taxation year of the Corporation in which such RSUs no longer are subject to a substantial risk of forfeiture.
(b)	RSUs granted to U.S. Participants that are subject to Section 409A will be governed by the following provisions. Unless otherwise provided in an applicable Grant Agreement, payments with respect to RSUs will be settled and paid out as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the applicable Grant Agreement or Grant Letter, and in all cases by the later of (i) December 31st of the calendar year in which the last day of the Vesting Period occurs, and (ii) the 15th day of the third month following the last day of the Vesting Period.
(c)	Subject to section 6.6(d), the Committee will not, pursuant to section 5.2 or any other provision in the Plan, waive any restrictions with respect to vesting criteria, limitations or restrictions in respect of any RSUs granted to any U.S. Participant that, to the knowledge of the Committee, absent such waiver, this Plan, the RSUs granted to any U.S. Participant, and any payment to be made pursuant to this Plan in respect thereof, would comply with, or qualify for an exemption from, the requirements of Section 409A, but would not, as a result of such waiver comply with, or qualify for an exemption from, the requirements of Section 409A.
(d)	Notwithstanding the foregoing, or any other provision of this Plan, and without limiting the generality of section 9.7(b), the Corporation and its Affiliates make no undertaking to preclude Section 409A from applying to this Plan or any RSUs granted hereunder, and none of the Corporation, any of its Affiliates, the Board, the Committee, nor any member thereof, nor any officer, employee or other representative of the Corporation or any Affiliate shall have any liability to any U.S. Participant, or any Beneficiary or other person, if any RSU that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant, or for any action taken by the Committee pursuant to the provisions of this Plan, including, without limitation, sections 5.2, 6.1, 6.2 or 6.3, and have no liability to any Participant for any taxes, interest or penalties resulting from any non compliance with the requirements of Section 409A, and without limiting the generality of section 9.9, U.S. Participants (and their Beneficiaries and legal representatives) shall at all times be solely responsible for payment of all taxes, interest and penalties under Section 409A or as a result of any non compliance with the requirements of Section 409A.

ARTICLE 7
TERMINATION

7.1 Termination Without Cause

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by the Corporation or an Affiliate of a Participant’s employment with the Corporation or an Affiliate other than for Cause, including termination by the Corporation or an Affiliate of the Corporation of a Participant’s employment (i) following the making of a declaration of a court of competent jurisdiction that the Participant is incapable of managing the Participant’s own affairs by reason of mental infirmity or the appointment of a committee to manage such Participant’s affairs, or (ii) following the Participant becoming substantially unable, by reason of a condition of

Appendix B-17

physical or mental health, for a period of three consecutive months or more, or at different times for more than six months in any one calendar year, to perform the duties of the Participant’s position, all unvested Restricted Share Units recorded in such Participant’s RSU Account shall continue to vest as contemplated in this Plan and will be settled and paid out as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the applicable Grant Agreement or Grant Letter, and:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in such Participant’s RSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in the Participant’s RSU Account as at the last day of active employment of the Participant that vest after the last day of active employment of such Participant, provided that the payment provided pursuant to section 6.1 shall be prorated to reflect the percentage of the Vesting Period which the period, commencing on the Grant Date and ending on the last day of active employment of such Participant, bears to the Vesting Period.

For purposes of the calculation in section 7.1(b), if the last day of active employment occurs other than on the last day of any month, it shall be deemed to have occurred as of the last day of the month during which the last day of active employment occurred. In addition, as contemplated in section 7.6, except as may be otherwise determined by the Board or the Committee, any Period of Absence during any Vesting Period, prior to the date of termination of the Participant’s employment with the Corporation or an Affiliate, shall be considered as active employment for the purposes of section 7.1(b).

7.2 Termination with Cause

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by the Corporation or an Affiliate of a Participant’s employment for Cause:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all RSUs recorded in such Participant’s RSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant with such payment made as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the Grant Agreement or Grant Letter; and
(b)	all RSUs recorded in the Participant’s RSU Account as at the last day of active employment of such Participant that had not vested prior to the last day of active employment of such Participant shall not vest and shall be forfeited and cancelled without payment.

7.3 Resignation

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the voluntary termination by any Participant of such Participant’s employment with the Corporation or an Affiliate other than as a result of the retirement of the Participant in accordance with the normal retirement policy of the Corporation (or, if applicable, an Affiliate):

(a)	the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in such Participant’s RSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant with such payment made as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the Grant Agreement or Grant Letter; and
(b)	all RSUs recorded in the Participant’s RSU Account as at the last day of active employment

Appendix B-18

of such Participant that had not vested prior to the last day of active employment of such Participant shall not vest and shall be forfeited and cancelled without payment.

7.4 Retirement

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by any Participant of such Participant’s employment with the Corporation or an Affiliate as a result of the Retirement of the Participant, all unvested RSUs recorded in the Participant’s RSU Account shall continue to vest as contemplated in this Plan and will be settled and paid out as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the applicable Grant Agreement or Grant Letter, and:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in such Participant’s RSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in the Participant’s RSU Account as at the last day of active employment of the Participant (and, if applicable, any RSUs referred to in section 4.2 credited to the Participant’s RSU Account after such last day of active employment in relation to any RSUs recorded in such Participant’s RSU Account as at such last day of active employment) that vest after the last day of active employment of such Participant.

7.5 Death

Except as otherwise determined by the Board or Committee from time to time, in its sole discretion, in the event of termination of a Participant’s employment with the Corporation or an Affiliate as a result of the death of the Participant, all unvested RSUs recorded in the Participant’s RSU Account shall continue to vest as contemplated in this Plan and will be settled and paid out as soon as practicable following the end of the Vesting Period applicable to the RSUs as set forth in the applicable Grant Agreement or Grant Letter, and:

(a)	the Beneficiary or legal representatives of the Participant will be entitled to receive payment pursuant to the provision of ARTICLE 6 in respect of all RSUs recorded in such Participant’s RSU Account as at the date of death that had vested as at the date of death;
(b)	the Beneficiary or legal representative of the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in the Participant’s RSU Account as at the date of death (and, if applicable, any RSUs referred to in section 4.2 credited to the Participant’s RSU Account after the date of death in relation to any RSUs recorded in such Participant’s RSU Account as at the date of death) that vest after the date of death; and
(c)	notwithstanding section 6.1, in respect of all RSUs recorded in such Participant’s RSU Account as at the date of death that had vested as at the date of death, and all RSUs recorded in the Participant’s RSU Account as at the date of death (and, if applicable, any RSUs referred to in section 4.2 credited to the Participant’s RSU Account after the date of death in relation to any RSUs recorded in such Participant’s RSU Account as at the date of death) that vest after the date of death, the Participant will be entitled to receive a cash payment in an amount equal to the number of such Vested RSUs multiplied by the Fair Market Value of one Common Share as at the date of vesting, subject to the provisions of section 6.1(b), payable by a lump sum payment in cash, net of all Applicable Tax Withholdings.

7.6 Periods of Absence

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event that during any Vesting Period for any unvested RSUs recorded in any Participant’s RSU Account a Participant experiences one or more Periods of Absence, whether or not the Participant

Appendix B-19

receives salary from the Corporation or an Affiliate during such Period of Absence, subject to the provisions of section 7.1, 7.2, 7.3, 7.4, 7.5 or 7.7, any Period of Absence during any Vesting Period shall be considered as active employment for the purposes of ARTICLE 6 and this ARTICLE 7, and all unvested RSUs recorded in such Participant’s RSU Account shall continue to vest as contemplated in this Plan and the Participant will be entitled to receive payment pursuant to the provisions of ARTICLE 6 in respect of all RSUs recorded in the Participant’s RSU Account that vest as provided in the Plan.

7.7 Transfer of Employment

A Participant ceasing to be an employee of the Corporation or of an Affiliate shall not be considered a termination of employment for the purposes of this Plan so long as the Participant continues to be an employee of the Corporation or of an Affiliate.

ARTICLE 8
NO RIGHTS AS SHAREHOLDER

8.1 No Rights as holder of Common Shares

For greater certainty, nothing in this Plan, the Board Guidelines, the Committee Guidelines, any Grant Agreement or Grant Letter, nor any election made pursuant to this Plan nor any action taken hereunder shall confer on any Participant any claim or right to be issued Common Shares, on account of RSUs credited to the Participant’s RSU Account or otherwise, and under no circumstances will RSUs confer on any Participant any of the rights or privileges of a holder of Common Shares including, without limitation, the right to exercise any voting rights, dividend entitlement, rights of liquidation or other rights attaching to ownership of Common Shares. For greater certainty, unless the Board or Committee otherwise determines, the RSUs shall be considered equivalent to Common Shares for purposes of determining whether a Participant is complying with or satisfying any share ownership guidelines that may be adopted by the Board or any committee of the Board from time to time.

ARTICLE 9
ADMINISTRATION OF PLAN

9.1 Administration

Unless otherwise determined by the Board or as otherwise specified herein:

(a)	this Plan will be administered by the Committee; and
(b)	subject to section 6.4, the Committee will have full power and authority to administer this Plan and exercise all the powers and authorities granted to it under this Plan or which it, in its discretion, considers necessary or desirable in the administration of this Plan, including, but not limited to, the authority to:
(i)	construe and interpret any provision hereof and decide all questions of fact arising in connection with such construction and interpretation; and
(ii)	make such determinations and take all steps and actions as may be directed or permitted by this Plan and take such actions or steps in connection with the administration of this Plan as the Committee, in its discretion, may consider or determine are necessary or desirable.

9.2 Delegation

(a)	The Committee, in its discretion, may delegate or sub-delegate to the Corporation, any director, officer or employee of the Corporation or any third party service provider which may be retained from time to time by the Corporation, such powers and authorities to administer this Plan and powers and authorities and responsibilities in connection with the administration of this Plan or administrative functions under this Plan and to act on behalf of

Appendix B-20

the Committee and in accordance with the determinations of the Committee and Committee Guidelines to administer this Plan and implement decisions of the Committee and the Board as the Committee may consider desirable and determine the scope of such delegation or sub-delegation in its discretion.
(b)	Subject to the power and authority of the Board or Committee as set out herein, and any Board Guidelines or Committee Guidelines from time to time established and in effect, the executive officers of the Corporation shall have power and authority to administer this Plan, under the authority of the Committee, as its delegate, and have power to make recommendations to the Committee in the exercise of its powers and authority hereunder.

9.3 Employment of Agents

The Corporation may from time to time employ persons to render advice with respect to this Plan and appoint or engage accountants, lawyers or other agents, including any third party service provider or personnel it may consider necessary or desirable for the proper administration of this Plan. Without limiting the generality of the foregoing, the Corporation may appoint or engage any administrator or administrative agent as the Committee may approve from time to time to assist in the administration of this Plan and to provide record keeping, statement distribution and communication support for this Plan.

9.4 Record Keeping

The Corporation shall keep, or cause to be kept, accurate records of all transactions hereunder in respect of Participants and RSUs credited to any Participant’s RSU Account. The Corporation may periodically make or cause to be made appropriate reports to each Participant concerning the status of the Participant’s RSU Account in such manner as the Committee may determine or approve and including such matters as the Committee may determine or approve from time or as otherwise may be required by Applicable Laws.

9.5 Board Guidelines

The Board, in its discretion, may from time to time adopt, establish, approve, amend, suspend, rescind, repeal or waive such rules, regulations, policies, guidelines and conditions (“Board Guidelines”) in relation to the administration of this Plan as the Board, in its discretion, may determine are desirable, within any limits, if applicable, imposed under Applicable Laws.

9.6 Committee Guidelines

Subject to the exercise by the Board of the powers and authority of the Board as set out herein, and the Board Guidelines from time to time established and in effect, the Committee may from time to time adopt, establish, amend, suspend, rescind or waive such rules, regulations, policies, guidelines and conditions (“Committee Guidelines”) for the administration of this Plan, including prescribing, specifying or approving forms or documents relating to this Plan, as the Committee, in its discretion, may determine are desirable, within any limits, if applicable, imposed under Applicable Laws, including, without limitation, in order to comply with the requirements of this Plan or any Board Guidelines or in order to conform to any law or regulation or to any change in any law or regulation applicable to this Plan.

9.7 Interpretation and Liability

(a)	Any questions arising as to the interpretation and administration of this Plan may be determined by the Committee. Absent manifest error, the Committee’s interpretation of this Plan, and any determination or decision by the Board or the Committee and all actions taken by the Board or the Committee or any person to whom the Committee may delegate administrative duties and powers hereunder, pursuant to the powers vested in them, shall be conclusive and binding on all parties concerned, including the Corporation and each Participant and his or her Beneficiaries and legal representatives. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such

Appendix B-21

manner and to such extent as the Committee may determine is necessary or advisable. The Committee may as to all questions of accounting rely conclusively upon any determinations made by the auditors or accountants of the Corporation.
(b)	Neither the Board, the Committee, nor any member thereof, nor any officer, employee or other representative of the Corporation, nor any third party service provider which may be retained from time to time by the Corporation in connection with the administration of this Plan or administrative functions under this Plan, nor any officer, employee, agent or other representative of any such service provider, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan and the Board, the Committee, their members and the officers and employees and agents and other representatives of the Corporation and any such third party service provider (and any agents or nominees thereof) shall be entitled to indemnification by the Corporation in respect of any claim, loss, damage or expense (including legal fees and disbursements) arising therefrom to the fullest extent permitted by laws.

9.8 Legal Compliance

(a)	The administration of this Plan, including, without limitation, crediting of RSUs and payment or satisfaction of RSUs, purchase of Common Shares pursuant to section 6.2, and, if applicable, issuance of Common Shares pursuant to section 6.3, shall be subject to compliance with Applicable Laws.
(b)	Without limiting the generality of the foregoing or any other provision hereof, the Corporation may require such documentation or information from Participants, and take such actions (including disclosing or providing such documentation or information to others), as the Committee or any executive officer of the Corporation may from time to time determine are necessary or desirable to ensure compliance with all applicable laws and legal requirements, including all Applicable Laws and any applicable provisions of the Income Tax Act (Canada), the United States Internal Revenue Code of the United States of America and the rules and authority thereunder, or income tax legislation of any other jurisdiction, as the same may from time to time be amended, the terms of this Plan and any agreement, indenture or other instrument to which the Corporation is subject or is a party.
(c)	Each Participant shall acknowledge and agree (and shall be conclusively deemed to have so acknowledged and agreed by executing any Grant Agreement or Grant Letter) that the Participant will, at all times, act in strict compliance with Applicable Laws and all other rules and policies of the Corporation, including any insider trading policy of the Corporation in effect at the relevant time, applicable to the Participant in connection with this Plan and will furnish to the Corporation all information and documentation or undertakings as may be required to permit compliance with Applicable Laws.
(d)	The purchase of any Common Shares on behalf of any Participant pursuant to the provisions of this Plan, and the issuance of any Common Shares pursuant to the provisions of this Plan, shall be subject to the requirement that, if at any time the Committee, or legal counsel to the Corporation, determines that the registration, listing or qualification of Common Shares to be issued pursuant to the provisions of this Plan or purchased pursuant to the provisions of this Plan upon any securities exchange or under any Canadian or foreign federal, state, provincial, local or other law, or the consent or approval of any governmental regulatory body, or securities exchange, is necessary or desirable as a condition of, or in connection with, the award of any RSUs, the purchase of Common Shares in relation thereto pursuant to section 6.2, the issuance of any Common Shares pursuant to section 6.3, or any transfer of Common Shares which may be held by or on behalf of a Participant, the Committee may, by notice to any Participant, impose a requirement that no Common Shares may be purchased pursuant to section 6.2, or issued pursuant to section 6.3, or that no Common Shares which may be acquired by or on behalf of the Participant pursuant to section 6.2 or issued pursuant to section 6.3 in connection

Appendix B-22

with any RSUs may be sold or transferred, unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. If Common Shares may not be purchased under section 6.2 or issued pursuant to section 6.3 as provided in this section 9.8(d), then the payment required to be made pursuant to section 6.1 that is not applied to purchase Common Shares pursuant to section 6.2 or satisfied by the issuance of Common Shares pursuant to section 6.3 shall be paid by a lump sum payment in cash, net of Applicable Tax Withholdings. The Corporation may from time to time take such steps as the Committee may from time to time determine are necessary or desirable to restrict transferability of any Common Shares that may be acquired by or on behalf of any Participant pursuant to section 6.2 or issued pursuant to section 6.3, in order to ensure compliance with Applicable Laws, including the endorsement of a legend on any certificate representing Common Shares so acquired or issued to the effect that the transferability of such Common Shares is restricted. Nothing herein shall be deemed to require the Corporation to take any action, or refrain from taking any action or to apply for or to obtain any registration, listing, qualification, consent or approval in order to comply with any condition of any law or regulation applicable to the purchase of any Common Shares under section 6.2 or issuance of any Common Shares under section 6.3.
(e)	Without limiting the generality of the foregoing, to the extent possible, Applicable Laws may impose reporting or other obligations on the Corporation or Participants in relation to this Plan, which requirements may, for example, require the Corporation or Participants to identify holders of RSUs, or report the interest of Participants in RSUs. In addition, to assist Participants with their reporting obligations and to communicate information about awards to the market, the Corporation may (but shall not be obliged to) disclose the existence and material terms of this Plan and RSUs credited hereunder in information circulars or other publicly filed documents and file issuer grant reports in respect of awards of RSUs pursuant to insider reporting requirements under Applicable Laws.
(f)	Each Participant shall provide the Corporation with all information (including personal information) and undertakings as may be required in connection with the administration of this Plan and compliance with Applicable Laws and applicable provisions of income tax laws. The Corporation may from time to time disclose or provide access to such information to any administrator or administrative agent or other third party service provider that may be retained from time to time by the Corporation, in connection with the administration of this Plan or administrative functions under this Plan and, by participating in this Plan, each Participant acknowledges, agrees and consents to information being disclosed or provided to others as contemplated in this section 9.8.

9.9 Compliance with Income Tax Requirements

(a)	In taking any action hereunder, or in relation to any rights hereunder, the Corporation and each Participant shall comply with all provisions and requirements of any income tax legislation or regulations of any jurisdiction which may be applicable to the Corporation or Participant, as the case may be.
(b)	The Corporation and, if applicable, Affiliates, may withhold, or cause to be withheld, and deduct, or cause to be deducted, from any payment to be made under this Plan, or any other amount payable to a Participant, a sufficient amount to cover withholding of any taxes required to be withheld by any Canadian or foreign federal, provincial, state or local taxing authorities or other amounts required by law to be withheld in relation to awards and payments contemplated in this Plan.
(c)	The Corporation may adopt and apply such rules and requirements and may take such other action as the Board or Committee may consider necessary, desirable or advisable to enable the Corporation and Affiliates and any third party service provider (and their agents and nominees) and any Participant to comply with all federal, provincial, foreign, state or

Appendix B-23

local laws and obligations relating to the withholding of tax or other levies or compensation and pay or satisfy obligations relating to the withholding or other tax obligations in relation to RSUs (including Dividend Equivalents), distributions or payments contemplated under this Plan.
(d)	Each Participant (or the Participant’s Beneficiary or legal representatives) shall bear any and all income or other tax imposed on amounts paid or distributed to the Participant (or the Participant’s Beneficiary or legal representatives) under this Plan. Each Participant (or the Participant’s Beneficiary or legal representatives) shall be responsible for reporting and paying all income and other taxes applicable to or payable in respect of RSUs credited to the Participant’s RSU Account (including RSUs credited as Dividend Equivalents) and transactions involving Common Shares which may be purchased pursuant to section 6.2 or issued pursuant to section 6.3 and held by any trustee, administrator, broker or other person on the Participant’s behalf, or distributions in respect thereof, including, without limitation, any taxes payable on (i) any transfer of Common Shares held on behalf of the Participant to the Participant; (ii) distributions paid on Common Shares held by or on behalf of the Participant; and (iii) the sale or other disposition of Common Shares held by or on behalf of the Participant.
(e)	Notwithstanding any other provision of this Plan, any Board Guidelines or Committee Guidelines or any Grant Agreement or Grant Letter or any election made pursuant to this Plan, the Corporation does not assume any responsibility for the income or other tax consequences for Participants under this Plan or in respect of amounts paid to any Participant (or the Participant’s Beneficiary or legal representatives) under this Plan.
(f)	If the Board or Committee or any executive officer of the Corporation so determines, the Corporation shall have the right to require, prior to making any payment under this Plan, payment by the recipient of the excess of any applicable Canadian or foreign federal, provincial, state, local or other taxes over any amounts withheld by the Corporation, in order to satisfy the tax obligations in respect of any payment under this Plan. Without limiting the generality of the foregoing, if the Board or Committee or any executive officer of the Corporation so determines, the Corporation shall have the right to require that (i) any certificate representing Common Shares to which a Participant is entitled upon the purchase of Common Shares pursuant to section 6.2 or issuance of Common Shares pursuant to section 6.3 be delivered to the Corporation as security for the payment of any obligation contemplated in this section 9.8, (ii) any Common Shares (and share certificates representing such Common Shares) purchased pursuant to section 6.2 or issued pursuant to section 6.3 having a fair market value at the date of purchase of such Common Shares which is equal to the obligations contemplated in this section 9.8, be retained by or delivered to the Corporation, with authority of the Corporation to sell such Common Shares in order to satisfy the obligations contemplated under this section 9.8, or (iii) any broker, broker dealer, trustee, administrator, administrative agent or other person purchasing Common Shares on behalf of a Participant pursuant to section 6.2 to sell a number of such Common Shares sufficient to realize an amount sufficient to pay any obligation contemplated in this section 9.8, and to withhold from the proceeds realized from such sale, or any other sale of any Common Shares acquired pursuant to section 6.2 on behalf of the Participant, an amount sufficient to satisfy the obligations referred to in this section 9.8, and to pay such amount to the Corporation.
(g)	If the Corporation does not withhold from any payment, or require payment of an amount by a recipient, sufficient to satisfy all income tax obligations, the Participant (or the Participant’s Beneficiary or legal representatives) shall make reimbursement, on demand, in cash, of any amount paid by the Corporation in satisfaction of any tax obligation.
(h)	The obligations of the Corporation to make any payment under this Plan shall be subject to currency or other restrictions imposed by any government or under any applicable laws.

Appendix B-24

9.10 Unfunded Obligation

The obligation to make payments that may be required to be made under this Plan will be an unfunded and unsecured obligation of the Corporation. This Plan, or any provision hereunder, shall not create (or be construed to create) any trust or other obligation to fund or secure amounts payable under this Plan in whole or in part and shall not establish any fiduciary relationship between the Corporation (or the Board, the Committee, or any other person) and any Participant or any other person. Any liability of the Corporation to any Participant with respect to any payment required to be made under this Plan shall constitute a general, unfunded, unsecured obligation, payable solely out of the general assets of the Corporation, and no term or provision in this Plan, the Board Guidelines, the Committee Guidelines nor any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed to give any person any security, interest, lien or claim against any specific asset of the Corporation. To the extent any person, including a Participant, holds any rights under this Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Corporation.

9.11 Amendment, Suspension, Termination

(a)	Subject to sections 6.4, 6.6 and 9.11(b), the Board or Committee may from time to time amend this Plan in any manner without the consent or approval of any Participant and, subject to section 9.11(e), without the consent or approval of shareholders of the Corporation. For greater certainty, without limiting the generality of the foregoing, the Board or Committee may amend this Plan as they consider necessary or appropriate to ensure this Plan continues to comply with Section 409A and the guidance thereunder. Amendments to this Plan that affect the issuance or potential issuance of Common Shares from treasury, including, without limitation, amendments to section 6.3 hereof, must be approved by at least a majority of the Board. Notwithstanding any other provision of this Plan, no consent to any amendment, suspension or termination of this Plan that adversely affects RSUs previously credited to a U.S. Participant under Section 409A shall be required if such amendment, suspension or termination is considered by the Committee, on the advice of counsel, to be necessary or desirable to avoid adverse U.S. tax consequences to the U.S. Participant. No provisions of this Plan nor amendment to this Plan may permit the acceleration of payments under this Plan to any U.S. Participant contrary to the provisions of Section 409A.
(b)	Unless required by Applicable Laws, no amendment contemplated in section 9.11(a) shall adversely affect the rights of any Participant at the time of such amendment with respect to RSUs credited to such Participant’s RSU Account at the time of such amendment without the consent of the affected Participant. Subject to sections 6.4 and 6.6, the Board or Committee may from time to time in its discretion, with the consent of a Participant, amend, vary, modify or in any other way change the entitlement of that Participant or any provisions of this Plan as applicable to that Participant.
(c)	The Board or Committee may at any time and from time to time suspend, in whole or in part, or terminate, this Plan.
(d)	If the Board or Committee terminates this Plan, no new RSUs will be credited to any Participant, but previously credited RSUs shall remain outstanding, be entitled to Dividend Equivalents as provided under section 4.2, and be paid in accordance with the terms and conditions of this Plan existing at the time of termination. This Plan will finally cease to operate for all purposes when the last remaining Participant receives payment in satisfaction of all RSUs recorded in such Participant’s RSU Account, or such RSUs terminate as a result of not vesting, provided that, in the event that any Common Shares have been purchased pursuant to section 6.2 or issued pursuant to section 6.3 and are held by or on behalf of a Participant and are subject to any terms or conditions determined or approved by the Committee pursuant to section 6.2 or 6.3, such terms or conditions shall survive such termination and continue in force and effect notwithstanding such termination. The full

Appendix B-25

powers of the Board and the Committee as provided for in this Plan will survive the termination of this Plan until the last remaining Participant receives payment in satisfaction of all RSUs recorded in such Participant’s RSU Account, or such RSUs terminate as a result of not vesting and any Common Shares that may have been purchased pursuant to section 6.2 or issued pursuant to section 6.3 and are held by or on behalf of a Participant which are subject to any terms or conditions determined or approved pursuant to section 6.2 or 6.3 are no longer subject to such terms or conditions.
(e)	If this Plan, including the provisions of this Plan permitting the Corporation to issue Common Shares under section 6.3, is approved by shareholders of the Corporation, any amendment of this Plan to:
(i)	reduce the issue or purchase price for Common Shares issuable under this Plan;
(ii)	extend the term of any RSUs held under this Plan where such RSUs entitle or potentially entitle the holder to be issued Common Shares from treasury under this Plan;
(iii)	amend or remove the limits set out in sections 6.3(l) or (m);
(iv)	increase the maximum number of Common Shares issuable as set out in section 6.3(i);
(v)	permit non-employee directors to participate in this Plan and be entitled or potentially entitled to be issued Common Shares from treasury under this Plan;
(vi)	permit assignment or transfer of rights or interests under this Plan to be entitled or potentially entitled to be issued Common Shares from treasury under this Plan (subject to the right of a Participant to designate one or more Beneficiaries entitled to receive benefits under this Plan following the death of the Participant);
(vii)	amend this section 9.11(e); or
(viii)	amend other matters that require shareholder approval under the rules or policies of any stock exchange on which the Common Shares may be listed or posted for trading;

may not be made without approval of shareholders of the Corporation.

9.12 Costs

Unless otherwise determined by the Board or Committee, the Corporation will be responsible for all costs relating to the administration of this Plan. For greater certainty and unless otherwise determined by the Committee, a Participant shall be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been previously purchased on behalf of the Participant pursuant to section 6.2 or issued pursuant to section 6.3.

9.13 No Assignment

(a)	Subject to the right of a Participant to designate one or more Beneficiaries entitled to receive benefits under this Plan following the death of the Participant as expressly set out herein, unless the Board or Committee specifically determines otherwise, no Participant may assign or transfer any right or interest under this Plan or any right to payment or benefit under this Plan or any RSUs granted hereunder, whether voluntarily or involuntarily, by operation of law (including in the event of bankruptcy or insolvency) or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except to the extent otherwise required by Applicable Laws, and except by will or by the laws of succession or descent and distribution. Except as required by law, the right to receive a payment or benefit under this Plan is not capable of being subject to attachment or legal process for the payment of any debts or obligations or any Participant.
(b)	Except as hereafter provided, during the lifetime of a Participant, amounts payable under this Plan to a Participant shall be payable only to such Participant. In the event of death of a

Appendix B-26

Participant, any amount payable under this Plan pursuant to section 7.5 shall be paid to the Beneficiaries or personal representatives of such Participant and any such payment shall be a complete discharge of the Corporation therefor. In the event a Participant is incapable of managing the Participant’s own affairs by reason of mental infirmity, any amount payable under this Plan may be paid to the person charged or appointed by law to administer the Participant’s affairs.

9.14 Effectiveness

This Plan amends and restates, effective November 8, 2017, the Corporation’s Employee Restricted Share Unit Plan, which was effective as of January 23, 2013; provided, however, that the amendments set forth in this amended and restated Plan shall not apply to any RSUs outstanding prior to November 8, 2017, or any RSUs credited pursuant to section 4.2 of the Plan in respect of such RSUs. Such RSUs will continue to be governed by the terms of the Plan effective immediately prior to November 8, 2017.

Appendix B-27

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RITCHIE BROS.
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Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

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Holder Account Number

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Form of Proxy - Annual and Special Meeting to be held on May 8, 2018

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 11:00 AM, Pacific Time on May 4, 2018.

VOTE USING THE INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page.

If you vote by the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose to vote using the Internet.

To vote by the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

The undersigned registered shareholder of Ritchie Bros. Auctioneers Incorporated (the "Company") hereby appoints: Beverley Anne Briscoe, or failing her, Ravichandra K. Saligram,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of the Company to be held at 9500 Glenlyon Parkway, Burnaby, BC, Canada V5J 0C6, on May 8, 2018 at 11:00 AM, Pacific Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Ravichandra K. Saligram	☐	☐	02. Beverley Anne Briscoe	☐	☐	03. Robert George Elton	☐	☐
04. J. Kim Fennell	☐	☐	05. Amy Guggenheim Shenkan	☐	☐	06. Erik Olsson	☐	☐
07. Edward Baltazar Pitoniak	☐	☐	08. Sarah Elizabeth Raiss	☐	☐	09. Christopher Zimmerman	☐	☐

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For Withhold

2. Appointment of Auditors

For Against Abstain

3. Executive Compensation

For Against Abstain

For Against Abstain

5. Amended and Restated Employee Restricted Share Unit Plan

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

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Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

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